                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-7450
                                                      --------

                             CITISTREET FUNDS, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)

                    400 Atrium Drive, Somerset, NJ 08873-4172
                    -----------------------------------------
               (Address of principal executive offices) (Zip code)

                             Paul S. Feinberg, Esq.
                                    President
                             CitiStreet Funds, Inc.
                                400 Atrium Drive
                         Somerset, New Jersey 08873-4172
                         -------------------------------
                     (Name and address of agent for service)

                                    Copy To:
                              Christopher E. Palmer
                               Goodwin Procter LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001
                             ----------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 732-514-2000
                                                            ------------

                      Date of fiscal year end: December 31, 2004
                                               -----------
                      Date of reporting period: December 31, 2004
                                                -----------

                                      [THE
                                 CITISTREET(SM)
                                  FUNDS LOGO]

                                [GLOBE GRAPHIC]

ANNUAL REPORT DECEMBER 31, 2004

CITISTREET INTERNATIONAL STOCK FUND
CITISTREET SMALL COMPANY STOCK FUND
CITISTREET LARGE COMPANY STOCK FUND
CITISTREET DIVERSIFIED BOND FUND

Dear CitiStreet Funds Shareholders:

     The global economic recovery that began during 2002 accelerated during 2004. Real GDP growth in the U.S. exceeded 4% during the year, a level similar to the go-go years of the late 1990s and far different from the U.S.'s economic experience earlier in the new millennium. World real GDP growth also exceeded 4% during 2004. This level of global economic growth has not been observed since the late 1980s. Virtually all economies grew--although China and India are becoming increasingly recognized as a critical component of the global economic engine. Trade imbalances between the U.S. and the rest of the world and budget deficits in the U.S. widened significantly during the year. This led to a significant decline in the value of the U.S. dollar against most major currencies. Reflecting its desire to contain potential inflationary trends resulting from this economic growth, the Federal Reserve Board began a process of steadily raising the target Fed Funds rate during 2004. Short-term yields rose from approximately 1% over the summer to over 2% by the end of the year. Unexpectedly, the rise in short term rates did not impact long term yields. Longer maturity interest rates remained mostly constant during the year.

     Global economic growth thrived in spite of uncertainties during the year. The war in Iraq and violence across the Middle East, rapidly rising energy prices, and a U.S. Presidential election that frequently appeared quite close all fueled uncertainty, typically a negative influence on global markets.

     But uncertainty did not translate into lower market prices during 2004. Equity markets across the globe finished the year quite strong. Investments in the CitiStreet Funds did well during this period. The International Stock Fund and the Small Company Stock Fund both gained approximately 15% during the year. Investments in the Large Company Stock Fund rose approximately 10% during the year. The Diversified Bond Fund also performed well. It returned approximately 4.5%, outperforming its target benchmark during the year.

     We also have some exciting changes to share with you. The Board of Directors recently approved a proposal to retain Oechsle International Advisors LLC and Alliance Capital Management L.P. as subadvisers to the International Stock Fund to replace Bank of Ireland Asset Management (U.S.) Limited and Citigroup Asset Management Limited. The Board of Directors also approved a proposal to retain Babson Capital Management LLC as a subadviser to the Small Company Stock Fund to replace Travelers Investment Management Company. You will receive additional information regarding this transition in an upcoming mailing.

     Unlike many fund families, assets under management at the CitiStreet Funds increased steadily during 2004, closing the year at $2.58 billion. This figure was up almost 18% during the year and almost 60% over the past 3 years. Growth at our Fund family has come from both significant market appreciation and continuing contributions from our loyal shareholders. Today over 190,000 people invest in CitiStreet Funds. We at CitiStreet Funds remain committed to offering funds that seek competitive long term returns. We have a clear objective of delivering value to our shareholders. We thank you for your continuing confidence.

                                 Very Truly Yours,

                                 /s/ ROBERT C. DUGHI

                                 ROBERT C. DUGHI
                                 Chairman of the Board
                                 CitiStreet Funds, Inc.

                      CITISTREET INTERNATIONAL STOCK FUND

        The CitiStreet International Stock Fund (I Shares) returned 14.84% for the year ended December 31, 2004. The MSCI EAFE Index returned 20.70% for the same period.

        The following commentary was provided by BANK OF IRELAND ASSET MANAGEMENT (U.S.) LTD. ("BIAM"), co-investment subadviser to the CitiStreet International Stock Fund. BIAM managed 33% of the Fund as of December 31, 2004.

        The final quarter of 2004 yielded healthy local currency returns in nearly all regions, with European markets leading the way. The inverse relationship between the oil price and equity performance was reinforced as most markets rallied in line with the retreating price of oil (from $55 per barrel early in the quarter to about $43 by year-end). The quarter was characterized by a combination of euro strength and dollar weakness. Ongoing concern regarding the dollar has been a major impetus behind euro appreciation. With little evidence to support U.S. authorities' "strong dollar policy," and skepticism over the possibility of a revaluation of the Chinese renminbi in the near term, the euro has garnered the status of a relatively attractive alternative currency.

        Notwithstanding the topsy-turvy nature of the past year, the global economy and the corporate world goes into 2005 in better condition than at the beginning of 2004. At the start of 2004, the world was still concerned about geopolitical conditions and upbeat economic forecasts had failed to feed through to more jobs. In the United States that concern was soon soothed by a strong, if intermittent, pattern of new job creation and as consumer demand accelerated amid renewed confidence. This was evident in the housing market, a phenomenon not restricted to the U.S. with instances of house price strength across the globe. Japan and Hong Kong--two economies that had witnessed hefty declines in property valuation in recent years--have recorded rebounds as confidence in the sustainability of economic recovery increased.

        The pattern in equity market activity has evolved during the year although not in the manner that we anticipated. Earlier in the year, we expected that the preference for high-beta, low-quality and small-cap stocks would begin to reverse and for a while that appeared to be the case. As it turned out though, the lure of riskier assets hadn't been exhausted and many such stocks outperformed following the re-election of President George Bush in early November.

        Emerging and Pacific markets produced some of the best returns for the period under review. Australia's All Ordinaries Index hit an all-time high, while Hong Kong was back up to levels last seen in 2001. The continued strength of China's economy and the demand emanating from that region for commodities, goods and services remained a positive driver for growth. In the Eurozone region, the continued slide in the U.S. dollar raised concerns for the struggling Eurozone economy, curtailing interest rate expectations amid worries about the impact on the export-oriented nature of growth in countries such as Germany.

        The lion's share of the absolute performance for the portfolio for the year ending December 31, 2004 came from a strong fourth quarter. The portfolio benefited in the fourth quarter from the performance of some of its key financial-services holdings. Banks and related finance companies had struggled to make headway earlier in the year as interest rate increases had already started in the U.K. and appeared likely in the Eurozone. By the final quarter, however, British monetary policy tightening appeared to have ended and the likelihood of increases in Europe had diminished. Our telecommunication services holdings and a return to favor of consumer staples stocks also made strong positive contributions. The relative underperformance for the year was in part attributed to the large cap bias of the portfolio holdings. We again saw the markets small and mid cap names outperform the larger cap names for the year, as we did in 2003. Although this trend reversed itself in the month of December which is positive news for the large cap sector.

        For the year ending December 31, 2004, E.ON increased almost 45%. The company revealed plans to invest nearly $20 billion in the next three years to maintain its existing infrastructure of power stations and to add new capacity. Europe's second biggest utility said it would focus on power generation and supply in central and eastern Europe to meet rising demand for energy as these regions' economies expanded faster than its more traditional markets. ING rose almost 37% in the calendar year. The Dutch financial services company continued to focus on expanding its insurance activities and online banking services. ING raised more than $700 million by selling shares in its Canadian unit, which is the country's largest property and casualty insurer. The Netherlands based financial services company is also selling shares in certain of its units in Asia, Australia and Europe, as well as planning to sell its U.S. based ING Capital Advisors division to finance its expansion. Telecom Italia climbed nearly 44% over the year. The company sought to buy the shares it does not already own in its wireless unit, Telecom Italia Mobile, for about $23 billion in a cash share transaction. The deal would enable Telecom Italia to cut its debt as well as bolster business as wireless services are expected to grow at a faster pace than traditional fixed line phones.

        Compass, the U.K. food service group, dropped 25% over the year as the company disclosed a litney of problems ranging from having to take an exceptional charge on one of its major UK distributors that ran into financial difficulties to higher pension costs. After a careful study of the company's fundamentals, we sold the position in October. A stock that was down slightly for the year, yet we continue to hold in the portfolio, is BMW. The company hit new all time sales numbers and has plans to introduce a number of new models to the market. Sales in the US were up 31%, and business is thriving in Asia. The weak US Dollar is a slight concern, but we feel confident that the vulnerability is more than compensated for by the solid top-line growth that will flow from the company's young product portfolio.

        The global economy is in relatively good shape, although the pace of growth will likely slow in 2005. Consensus estimates suggest that the predominant U.S. economy should expand by about 3.5%. Given that the Federal Reserve has implemented a series of five interest rate hikes in six months, it is hardly surprising that growth is expected to moderate, although this still represents above-trend growth.

        Expectations of higher interest rates in the Eurozone region have diminished, with the weakness of the U.S. dollar putting pressure on economic prospects. The European Central Bank reduced its own estimate for GDP growth in the euro area to 1.9% for 2005. Further afield, consensus estimates for Japanese growth have been scaled back to 1.6%. Growth in both regions has been export-led, so the relative strength in their currencies poses a competitive question.

        The U.S. dollar will continue to be a focal point for markets; trading is likely to be volatile, with potential for the USD/EUR rate to test $1.40. The dollar is cheap on a purchasing power parity.

        The following commentary was provided by CITIGROUP ASSET MANAGEMENT LIMITED ("CAML"), co-investment subadviser to the CitiStreet International Stock Fund. CAML managed 34% of the Fund as of December 31, 2004.

        International markets posted their second strong year in succession, as the MSCI EAFE rose 20% in US$ terms. International equity markets drifted for much of the year due to increased tensions in the Middle East, higher oil prices, and the perception that the accommodative U.S. interest rate cycle would soon end, with possible adverse consequences for investment conditions worldwide. Europe, in particular, was adversely affected by the Madrid train bombings that occurred in March, leading to increased focus on the geopolitical situation. But toward the end of the year, markets performed better (particularly in Europe) on signs that oil prices had peaked for the time being, and following a clear outcome in the U.S. election.

        Returns for U.S.-based investors were further boosted by a fall in the value of the U.S. dollar, compared with major overseas currencies. Among markets in which the portfolio invested, the largest rises were noted in Norway, which rose in excess of 50% in US$ terms, while the worst performing market was Finland, which rose 6% in US$ terms. From a sector perspective, energy stocks performed strongly during the year, on the back of rising oil prices, while the technology sector performed poorly due to concerns over earnings prospects and company valuations.

        Against this background, our investment strategy continued to focus on selecting companies that our analysis suggested were most attractive within their international sectors. Our disciplined process is centered on a long-term valuation framework that seeks to project cash flows and dividends several years into the future. Shorter-term factors are also considered through an examination of trends in corporate earnings forecasts. When constructing the Fund's portfolio, we emphasize stock selection rather than geographic or sector allocations.

        During the year, our investment strategy led to solid stock selection in Germany, Japan, the Netherlands and Switzerland. Conversely, stock selection in Italy, Finland, Sweden and Singapore was less successful.

        In Germany, the portfolio's holding in Schering AG enhanced results as the shares increasingly reflected the potential of new drugs the company is developing. Japanese stocks Toyota Motor and Takeda Pharmaceutical generated strong returns, while in the Netherlands, holdings in Fortis and TPG were positive for performance. In Switzerland, the portfolio was rewarded for not holding a number of poor performing companies, such as Nestle, Novartis and Adecco.

        Our strategy was less successful in a number of other countries. In Italy,Unicredito performed poorly due to difficult operating conditions in the Italian financial sector. In Finland, paper company Stora Enso and communication equipment provider Nokia proved detrimental to returns. Not owning Sweden-based Ericsson hurt results, as it performed well as demand for mobile telephony infrastructure improved. In Singapore, United Overseas Bank lagged the local market.

        The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet International Stock Fund. SSgA managed 33% of the Fund as of December 31, 2004.

        International equity markets had a strong rally to finish off the year, and this strength was magnified by the weakness in the U.S. dollar (which helps returns when translated back into dollar terms). The fundamentally improved tone was long overdue given that nervous trading and skittish investor sentiment had characterized market behavior in the earlier part of the year. Just as markets had retreated earlier in the face of rising energy prices and geopolitical instability, so in the fourth quarter a continued easing in energy prices allayed lingering concerns that expensive oil might crimp economic growth. A definitive result in the U.S. election removed another cloud of concern from markets.

        Our strategy for our portion of the International Stock Fund is to invest in large, high quality companies with a growth bias. It is unsurprising that the portfolio's performance lagged during 2004 in the face of these stylistic headwinds. It was also hurt by the outperformance of the smaller peripheral markets within EAFE, where stocks fitting its style criteria are comparatively few. At a sector level, most of the relative damage was caused in two areas: our overweight to Information Technology and stock selection within the consumer area. In terms of our technology overweight, the impact on the portfolio was considerably diminished when we took advantage of a long-awaited bounce in many of these stocks towards year-end, selling Flextronics and much of our semi-conductor exposure including ASML and SMIC. On the consumer side, the media group BSkyB, bought as a late recovery play, lagged its peers, as did such companies as Compass and Volkswagen (all three of which were sold). The best returns in absolute terms were made among financials companies. Thus our top contributor, the Dutch insurer/asset gatherer ING, appreciated over the course of the year by almost 30%, while our move into Japanese banks was even more rewarding (Mitsui Trust was up nearly 80% over 2004). We also benefited from our overweight to energy, where the leading integrated oil companies such as Total and BP fully reflected the move up in the oil price. Traditionally defensive areas such as utilities, materials and industrials performed well, with our core positions--E.On, CRH and the fertilizer company Yara--all ending among the top contributors.

        Over the course of 2004, we remained convinced that growth in the Asia Pacific region would continue to outstrip that of other areas. We have added to our position in companies oriented, not to export growth, but rather to a resumption of domestic consumer demand at the expense of the more "growthy" sectors such as consumer discretionary and IT. Consequently, many of the more recently-established positions include such stocks as Coca-Cola Amatil, the Australian Coke bottler; Johnson Electric, a Hong Kong-based micro-motor supplier; and Singapore Telecom. Sun Hung Kai, the Hong Kong real estate developer has been a core holding throughout most of 2004 and one of the Fund's best performers.

        Although our strategy struggled over 2004, it is worth repeating that the extent of conviction in our growth philosophy remains strong. Growth stocks were punished disproportionately in comparison with value stocks for most of 2004, with those high quality companies with sustainable earnings power being shunned by markets in favor of their smaller cap, lower quality counterparts. While this phenomenon had been expected to diminish over the course of the year, it did not do so. The team retains their view that, in a period of rising interest rates and an increasing cost of credit, 2005 will be the time when these high quality, well-capitalized companies will at last be rewarded. Indeed, the strength of this case seems even more compelling now than before, especially in the light of our expectations of moderate global growth this year.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
             IN THE CITISTREET INTERNATIONAL STOCK FUND (I SHARES)
                              AND MSCI EAFE INDEX
(GRAPH)

                                                                INTERNATIONAL STOCK FUND (I
                                                                          SHARES)*                          MSCI EAFE
                                                                ---------------------------                 ---------
12/94                                                                    10000.00                           10000.00
                                                                          9581.78                            9618.00
                                                                          9776.95                            9592.99
                                                                         10083.60                           10194.50
                                                                         10474.00                           10580.80
                                                                         10864.30                           10457.00
                                                                         10882.90                           10276.10
                                                                         11561.30                           10918.40
                                                                         11394.00                           10504.60
09/95                                                                    11719.30                           10712.60
                                                                         11412.60                           10427.60
                                                                         11626.40                           10720.70
                                                                         11862.30                           11154.80
                                                                         12294.00                           11202.80
                                                                         12397.30                           11243.10
                                                                         12575.60                           11484.80
                                                                         12866.50                           11821.40
                                                                         12894.70                           11606.20
06/96                                                                    12875.90                           11674.70
                                                                         12350.40                           11336.10
                                                                         12913.40                           11363.30
                                                                         13204.40                           11667.90
                                                                         13363.90                           11551.20
                                                                         14208.50                           12013.20
                                                                         14504.80                           11861.90
                                                                         14447.10                           11449.10
                                                                         14639.50                           11639.10
03/97                                                                    14601.00                           11684.50
                                                                         14639.50                           11748.80
                                                                         15322.40                           12516.00
                                                                         15803.30                           13209.40
                                                                         16380.50                           13426.00
                                                                         14937.70                           12425.80
                                                                         15999.50                           13124.10
                                                                         14720.30                           12118.80
                                                                         14778.50                           11997.60
12/97                                                                    15231.10                           12105.60
                                                                         15565.70                           12662.40
                                                                         16539.80                           13477.90
                                                                         17189.10                           13895.70
                                                                         17287.50                           14008.30
                                                                         17405.60                           13943.80
                                                                         17605.70                           14052.60
                                                                         17854.90                           14198.70
                                                                         15580.20                           12442.30
09/98                                                                    14676.60                           12064.10
                                                                         15788.00                           13324.80
                                                                         16992.80                           14011.00
                                                                         17501.80                           14567.30
                                                                         17688.80                           14527.90
                                                                         17584.90                           14185.10
                                                                         18041.90                           14780.80
                                                                         18914.40                           15382.40
                                                                         18083.40                           14593.30
06/99                                                                    18748.20                           15165.40
                                                                         19132.50                           15620.30
                                                                         19091.00                           15681.30
                                                                         19174.10                           15842.80
                                                                         19932.30                           16440.00
                                                                         21012.50                           17015.40
                                                                         23193.80                           18545.10
                                                                         21843.50                           17369.40
                                                                         22695.20                           17840.10
03/00                                                                    23619.60                           18534.90
                                                                         22477.10                           17563.00
                                                                         22321.30                           17137.60
                                                                         23160.80                           17811.80
                                                                         22485.70                           17068.70
                                                                         22670.80                           17220.30
                                                                         21462.10                           16385.30
                                                                         21037.40                           16001.70
                                                                         20482.10                           15405.10
12/00                                                                    21331.40                           15956.20
                                                                         21407.70                           15948.20
                                                                         19730.80                           14753.70
                                                                         18413.20                           13777.00
                                                                         19534.80                           14742.70
                                                                         18718.10                           14234.10
                                                                         17945.00                           13657.60
                                                                         17389.70                           13410.40
                                                                         16664.40                           13073.60
09/01                                                                    15143.40                           11752.30
                                                                         15668.30                           12052.90
                                                                         16489.40                           12498.00
                                                                         16758.70                           12572.50
                                                                         15722.20                           11905.40
                                                                         15520.30                           11989.40
                                                                         16341.40                           12643.90
                                                                         16233.70                           12735.50
                                                                         16099.10                           12908.30
06/02                                                                    15304.90                           12399.30
                                                                         13824.20                           11176.20
                                                                         13722.20                           11153.50
                                                                         12177.20                            9958.45
                                                                         13048.00                           10494.40
                                                                         13652.00                           10972.00
                                                                         13020.00                           10603.90
                                                                         12303.70                           10162.00
                                                                         11966.60                            9929.73
03/03                                                                    11713.80                            9742.06
                                                                         12907.60                           10708.10
                                                                         13638.00                           11366.80
                                                                         13890.80                           11648.20
                                                                         14115.50                           11931.90
                                                                         14340.90                           12222.10
                                                                         14553.20                           12601.40
                                                                         15275.20                           13387.60
                                                                         15813.20                           13687.20
12/03                                                                    16931.60                           14757.10
                                                                         17243.00                           14966.80
                                                                         17526.20                           15314.80
                                                                         17356.30                           15407.00
                                                                         17059.00                           15071.50
                                                                         17129.80                           15136.80
                                                                         17313.80                           15474.60
                                                                         16761.70                           14974.50
                                                                         16816.30                           15044.00
09/04                                                                    17103.50                           15439.40
                                                                         17634.80                           15966.80
                                                                         18640.10                           17062.00
12/04                                                                    19444.20                           17811.30

             Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
        --------------------
         * The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.

        ** Returns shown in the table for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                        MORGAN STANLEY CAPITAL INTERNATIONAL --
                           EUROPE, AUSTRALIA, FAR EAST INDEX

        The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 21 developed markets in Europe, Australasia and the Far East. The Index does not have expenses and is not an actual investment.

                      CITISTREET SMALL COMPANY STOCK FUND

        The CitiStreet Small Company Stock Fund (I Shares) returned 14.94% for the year ended December 31, 2004. The Russell 2500 Index returned 18.30% for the same period.

        The following commentary was provided by TCW INVESTMENT MANAGEMENT COMPANY ("TCW"), co-investment subadviser to the CitiStreet Small Company Stock Fund. TCW managed 33% of the Fund as of December 31, 2004.

        Much to everyone's surprise this year, small cap stocks significantly outperformed large cap. With small cap total returns trouncing large caps by over 60%, 2004 was the fifth year in a row it was better to think small rather than big. While we were pleased with the portfolio's performance, we were disappointed not to have captured more of the gains, particularly in the explosive fourth quarter. What was right with the strategy was our value orientation, focus on higher quality, and strong fundamentals for the first three quarters.

        However, four major forces slowed relative returns versus the our style benchmark (the Russell 2000 Value Index) in the fourth quarter: 1) early tax loss selling in mutual funds, where the fiscal year ends are generally either October or November, led to sharp upward reversals in down trodden stocks once the selling pressure was off; 2) dismal returns for most of the year led investors to pile on into higher beta stocks hoping for a year end rally; 3) the increased popularity of "exchange traded funds" known as ETFs over the last few years as short term trading vehicles, virtually mini index funds, causing most active small cap managers to underperform the indexes; 4) Investment banking activity, especially initial public offerings, have seeped temporarily away traditional small cap fund flows. So, while our portfolio has outperformed the Russell 2000 Value Index over the last three, five and seven years because of our concentration in strong and improving cash flow, higher quality companies, we would expect to lag when more speculative companies do better in markets that trend up sharply.

        We believe we are in an extended value cycle, similar to the period of the mid to late 1970s when value was in favor for 10 of 12 calendar years. The reason is the markets in 1973 and 1974 collapsed 45% after an unsustainable build up in valuations of the "nifty fifty" consumer growth stocks, the Vietnam war and the first Arab oil embargo in 1973. It took investors quite a long time for the bitterness of that down market to pass, which laid the groundwork for the new bull market in 1982. Even early in the bull market, from 1982 through 1984, value stocks led the way before growth came back into favor in 1985. While small cap value-oriented strategies have done even better than large cap growth over the last five years, they should have; due to faster growth rates and more attractive valuations. Today, small cap valuations are closer to historical average and often the pendulum swings to extremes. Lower interest rates and the investors' positive reaction to smaller cap stories could still provide the backdrop for continuing small cap gains. No matter what phase of the cycle we are in, experience has clearly demonstrated the benefits of diversification.

        Innovative, attractively valued, small cap companies should continue to outperform over our investment time horizon. All in all, we are sticking with our time-tested discipline: "The Search For Value Poised For Growth."

        The following commentary was provided by TRAVELERS INVESTMENT MANAGEMENT COMPANY ("TIMCO"), co-investment subadviser to the CitiStreet Small Company Stock Fund. TIMCO managed 33% of the Fund as of December 31, 2004.

        The economic expansion entered its fourth year at the close of 2004. Led by strong consumer and business investment demand, the balance of growth was quite healthy. Job growth accelerated last year, as continued profit growth increased corporate willingness to hire. Strong consumer and business fundamentals look to continue into 2005 and consumer spending looks to strengthen further relative to last year. Energy prices remain a primary focus of many economists. Oil prices hit $55 a barrel late in October and were at $50 by the end of November. Nevertheless, inflation remains modest despite the rise in oil prices. Inflation began to rise modestly in 2004 as shortages in certain goods and commodities developed around the world. Ongoing economic recovery and rising price pressures caused the Fed to begin a series of 25 basis point tightening in mid-2004 which look to continue well into 2005. The Consumer Price Index rose slightly during the second half of the year. In 2005, inflation pressures look to rise as healthy growth continues to improve corporate pricing power.

        After-tax corporate profits, adjusted for inventory and depreciation, fell in the last quarter of 2004. The data were actually better than they appeared. The Bureau of Economic Analysis indicated that insurance-related costs of the hurricane season were higher than in the same period last year. Without the impact on insurance payments and uninsured losses, corporate profits would have been much higher. Encouraged by the economy's performance, the Federal Reserve raised rates five times in the last year. With inflation and interest rates no longer falling, returns on financial assets and housing likely will be much lower. Consequently, we believe that the current savings rate must rise and consumption must fall in order for investors to save for retirement.

        With improving earnings fundamentals, the equity market performed well, particularly during the fourth quarter of the year. Energy stocks were among the biggest contributors because of historically high oil prices and solid earnings. As investors began to focus their attention on higher quality stocks with solid dividends and strong cash flow, less-cyclical industries such as foods, chemicals, and building materials also realized substantial gains. The outcome of the presidential election removed some uncertainties surrounding the health care and defense industries. However, technology stocks were generally weak despite an impressive start in January. Concerns over terrorism, oil prices and weak profits also led to a significant decline in the Auto & Transportation sector, especially within airlines. In the next several weeks, as retail sales data from the holiday season trickle out, the equity market could potentially experience more volatility as investors reposition their portfolios for the coming year.

        In our disciplined approach to stock selection we use a stock selection model to screen our research universe of over 1,300 small cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. We continue to focus on this dual theme of low valuations and improving earnings outlook as the basis of our stock selection.

        Our stock selection model generated mixed results last year. Among the earnings factors, estimates revisions and diffusions continued to be anemic, while the earnings surprise showed signs of improvement. The disappointing performance of our earnings factors could be attributed to the proliferation of short-term trading and hedged funds, which react rapidly to earnings news. The recent change in corporate communications to ensure fair information disclosure (Regulation Fair Disclosure) might also have played a role in diminishing the effectiveness of our earnings factors. However, our valuation factors produced slightly positive returns. The earnings multiple also performed well, particularly in the Consumer Staples and Finance sectors. The price-to-cash flow ratio and the price-to-book ratio generally posted moderate gains, and contributed to the overall performance of the quantitative model.

        Stock selection, primarily in the Finance and Consumer Discretionary sectors, contributed positively to performance during the period. However, in general, our holdings in the Technology and Producer Durables sectors did not perform. Some of the biggest individual contributors to performance were Atherogenics, American Medical Systems, and Landstar System. Atherogenics received favorable clinical data on a preliminary study of its new drug during the third quarter. The stock surged after the news was released. American Medical Systems announced government approval for its new treatment of urological disorders. Investors expected the new treatment to generate substantial revenue for the company in the next several years. As a result, the stock traded higher. Landstar System traded higher due to strong demand for commercial delivery drivers and increased its revenue substantially in the trucking business. Conversely, America West Holdings, Transmeta, and Sharper Image negatively impacted our performance. America West suffered from worries that its domestic revenue might be weaker than expected in the second quarter. While its international business operations continued to realize healthy growth, the lack of growth from its domestic operation added pressure to the stock. Transmeta also fell on concerns that the company might not meet its earnings expectation during the second quarter. Analysts worried that the lack of recent announcements on new design contracts could lead to a profit disappointment. Sharper Image suffered from slower revenue growth due to soft demand for its new products. The consensus earnings estimate for the second quarter was reduced to adjust for the difficult market environment.

        The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Small Company Stock Fund. SSgA managed 34% of the Fund as of December 31, 2004.

        The portion of the Small Company managed by SSgA uses a passive approach, designed to keep the overall risk exposures tight to the benchmark index, the Russell 2500. Tracking was within expectations for the year.

        The strong equity markets of November and December helped turn a lackluster year into a fairly impressive one. This was more than welcome news after experiencing small positive returns in the first half of the year and a difficult market during most of the third quarter. Equity markets worldwide began 2004 with a continuation of their uptrend, spurred by solid profit reports and positive guidance from a broad range of companies. In late January, however, the U.S. Federal Reserve Board removed the phrase "considerable period" from its policy statement, forcing investors to confront anew the prospect of higher short-term interest rates later in the year. A host of factors conspired to upset financial markets in April, a month that began with an impressively robust U.S. employment report. Unfortunately, the otherwise welcome rebound in job creation reawakened investor fears of rising interest rates. After a nice rebound in June, the equity market sank in July and August fueled by second-quarter earnings releases that failed to offer enough exuberance regarding the second half of the year, a stunningly weak July jobs report and a sharp rise in crude oil prices. In the fourth quarter, with the US presidential election decided, and relief from surging energy prices, there was a renewed sense of investor optimism.

        The Russell 2500 Index finished strong for the year by getting a boost from its small cap stock constituents, which dominated for a fourth consecutive year. Across Russell 2500 sectors, Energy (+41.1%), Materials (+29.1), and Industrials (+21.5%) were top performers for the year. All other sectors with the exception of Information Technology (-1.3%) produced positive returns for the year.

        The top contributors to the Russell 2500 Index's return for the year included Sirius Satellite Radio (+141.14%), Sepracor Inc. (+148.10%) and ImClone Systems Inc. (+16.19%). The bottom contributors included Ciena Corp. (-49.09%), Sanmina-SCI Corp. (-32.78%) and Foundry Networks Inc. (-51.85 %).

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CITISTREET SMALL
              COMPANY STOCK FUND (I SHARES) AND RUSSELL 2500 INDEX
(GRAPH)

                                                                SMALL COMPANY STOCK FUND (I
                                                                          SHARES)*                         RUSSELL 2500
                                                                ---------------------------                ------------
12/94                                                                    10000.00                            10000.00
                                                                          9788.85                             9980.00
                                                                         10261.80                            10482.00
                                                                         10405.40                            10738.80
                                                                         10591.20                            10930.00
                                                                         10895.30                            11160.60
                                                                         12128.40                            11696.30
                                                                         12998.30                            12386.40
                                                                         13133.50                            12584.50
09/95                                                                    13522.00                            12819.90
                                                                         12964.50                            12418.60
                                                                         13547.30                            12948.90
                                                                         13188.80                            13170.30
                                                                         12642.90                            13263.80
                                                                         13347.20                            13663.10
                                                                         13629.00                            13941.80
                                                                         14659.10                            14585.90
                                                                         15196.10                            14981.20
06/96                                                                    14078.00                            14521.30
                                                                         12819.00                            13458.30
                                                                         13998.70                            14232.20
                                                                         14491.80                            14848.40
                                                                         13400.00                            14750.40
                                                                         13153.50                            15462.80
                                                                         12808.00                            15674.70
                                                                         12703.00                            16107.30
                                                                         11939.50                            15867.30
03/97                                                                    11090.10                            15148.50
                                                                         10985.10                            15340.90
                                                                         12464.40                            16753.80
                                                                         12913.00                            17439.00
                                                                         13380.70                            18461.00
                                                                         13896.00                            18717.60
                                                                         14545.00                            19941.70
                                                                         13838.80                            19046.30
                                                                         13609.70                            19132.00
12/97                                                                    13676.50                            19493.60
                                                                         13304.30                            19195.40
                                                                         14344.60                            20589.00
                                                                         15318.10                            21492.80
                                                                         15375.40                            21574.50
                                                                         14211.00                            20573.40
                                                                         14191.90                            20598.10
                                                                         12617.20                            19183.00
                                                                          9734.86                            15565.10
09/98                                                                    10908.80                            16670.20
                                                                         11624.60                            17582.10
                                                                         11777.30                            18452.40
                                                                         12493.10                            19570.60
                                                                         12283.10                            19537.30
                                                                         11433.70                            18253.80
                                                                         12101.80                            18644.40
                                                                         13266.10                            20313.10
                                                                         13390.20                            20627.90
06/99                                                                    14219.00                            21700.60
                                                                         13927.70                            21275.20
                                                                         13646.90                            20609.30
                                                                         13667.70                            20302.20
                                                                         13563.70                            20746.80
                                                                         14583.00                            21919.10
                                                                         17079.40                            24297.30
                                                                         17329.10                            23738.40
                                                                         19815.00                            27166.30
03/00                                                                    19908.70                            26750.60
                                                                         17921.90                            25311.40
                                                                         17037.80                            24096.50
                                                                         19085.20                            25679.60
                                                                         18124.90                            25024.80
                                                                         20263.70                            27179.40
                                                                         19729.00                            26296.10
                                                                         19139.70                            25575.60
                                                                         17033.70                            23324.90
12/00                                                                    18801.40                            25333.20
                                                                         19336.10                            26166.70
                                                                         17939.40                            24481.50
                                                                         16739.10                            23137.50
                                                                         18310.40                            25180.50
                                                                         18812.30                            25938.50
                                                                         19074.20                            26306.80
                                                                         18539.50                            25365.00
                                                                         18013.60                            24533.00
09/01                                                                    15829.60                            21358.50
                                                                         16913.10                            22462.70
                                                                         17945.80                            24279.90
                                                                         19097.10                            25642.00
                                                                         18758.50                            25324.10
                                                                         18403.00                            24880.90
                                                                         19943.60                            26600.20
                                                                         19537.30                            26533.70
                                                                         19114.00                            25756.20
06/02                                                                    17844.30                            24303.60
                                                                         15389.40                            21404.20
                                                                         15321.00                            21468.40
                                                                         14020.00                            19768.10
                                                                         14328.20                            20412.50
                                                                         15526.50                            22078.20
                                                                         14567.80                            21080.30
                                                                         14157.00                            20519.50
                                                                         13797.50                            20027.10
03/03                                                                    13900.20                            20217.30
                                                                         15115.60                            22018.70
                                                                         16622.00                            24183.10
                                                                         16844.60                            24645.00
                                                                         17683.40                            25970.90
                                                                         18595.30                            27173.30
                                                                         18235.40                            26803.80
                                                                         19657.90                            28921.30
                                                                         20292.00                            30008.70
12/03                                                                    20840.40                            30671.90
                                                                         21714.50                            31791.50
                                                                         21937.30                            32284.20
                                                                         22040.20                            32477.90
                                                                         20874.70                            30919.00
                                                                         21268.90                            31549.70
                                                                         22057.30                            32587.70
                                                                         20480.50                            30691.10
                                                                         20247.40                            30611.30
09/04                                                                    21294.10                            31765.40
                                                                         21517.10                            32489.60
                                                                         23198.70                            34916.60
12/04                                                                    23953.70                            36285.30

             Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
        --------------------
         * The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.

        ** Returns shown in the table for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                                   RUSSELL 2500 INDEX

        The Russell 2500 Index is a market capitalization weighted index of the 2,500 smallest companies in the Russell 3000 Index. (The Russell 3000 Index includes the 3000 largest U.S. companies based on total market capitalization.) The Russell 2500 is a measure of small to medium-small company stock performance. The Index does not have expenses and is not an actual investment.

                      CITISTREET LARGE COMPANY STOCK FUND

        The CitiStreet Large Company Stock Fund (I Shares) returned 10.04% for the year ended December 31, 2004. The S&P 500 Index returned 10.87% for the same period.

        The following commentary was provided by WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON"), co-investment subadviser to the CitiStreet Large Company Stock Fund. Wellington managed 34% of the Fund as of December 31, 2004.

        Moderate economic strength and continued growth in corporate profits overshadowed investors' concern regarding rising inflation, increased oil prices, acts of terrorism, and turmoil in Iraq during the twelve-month period ended December 31, 2004. All major indexes posted positive returns during period. Small caps remained strong, as the Russell 2000 Index gained 18% versus 11% for the Russell 1000 Index, capping the sixth-consecutive year of small cap outperformance relative to large cap. Value significantly outperformed growth, as the Russell 1000 Value Index returned 16% versus 6% for the Russell 1000 Growth. Within the Russell 1000 Value Index, all ten broad industry sectors posted positive returns. Energy and Utilities were the best performing sectors.

        For the full year, the portfolio's bottom-up investment approach produced positive benchmark-relative results in four of the ten broad market sectors. Strong stock selection within Financials, Utilities and Health Care contributed most to relative performance. However, these favorable decisions were slightly offset by weaker security selections in Materials, Industrials and Information Technology.

        On an absolute basis, TXU (Utilities) was a stand out performer in the portfolio as the new CEO made rapid progress towards achieving some of his objectives in turning around the company. A few bank stocks also positively contributed to performance. Bank of America continued to benefit from the acquisition of FleetBoston Financial. Despite the challenging operating environment, Freddie Mac appreciated as the new management made steady progress of rebuilding the company. Shares of Hibernia increased due to strong fundamentals and successful merger with the Coastal Bancshares.

        Positive results were partially offset by the decline of American Power Conversion (Industrials), a holding that the portfolio held in the first half of 2004. American Power Conversion fell sharply after the company announced lower-than-expected earnings caused by increased sales and marketing costs as it sought to boost market share. Maxtor and Hewlett-Packard (both in Information Technology) also detracted from this period's performance. Hard-disk drive manufacturer Maxtor declined amid concerns regarding industry pricing and profitability. The security had been eliminated from the portfolio by the end of the period. Shares of Hewlett-Packard declined as investors were concerned about the weakness in the service area.

        The following commentary was provided by SMITH BARNEY FUND MANAGEMENT LLC ("SMITH BARNEY"), co-investment subadviser to the CitiStreet Large Company Stock Fund. Smith Barney managed 33% of the Fund as of December 31, 2004.

        From terrorism to the presidential election, macro risks dominated the investment landscape in 2004. With the certainty created by electing the incumbent and the likely continuance of his policies, from taxes to healthcare insurance, the market rallied. With strong earnings in the first three quarters of the year, valuations were reasonable and the markets had room to expand. Most of the indices approached or closed above their 3 1/2 year highs. Even the continuation of higher interest rates could not offset investor enthusiasm for equities.

        Several dominant trends remained in place in 2004, with the continuation of the dominance of small stocks relative to large stocks having the biggest relative impact to the portfolio. Our strategy remains focused on investing in stocks with growth prospects greater than the overall market. We look for quality companies with superior business models and dominant market share, often skewing our portfolio towards mega-capitalization companies. While this bias towards larger companies created some headwinds in 2004, stock selection had the largest impact on the portfolio.

        One hundred percent of the shortfall versus the Russell 1000 Growth Index, our style benchmark, in 2004 was due to stock selection. The primary culprit, representing approximately 80% of the shortfall, was in the consumer discretionary sector. Two decisions negatively impacted the portfolio: We owned Interactive Corporation and were underweight Ebay. Interactive Corporation, a leading Internet travel company with diverse businesses ranging from the Home Shopping Network to Expedia, suffered from slowing revenue growth and poor management execution. Despite being 2003's best performing stock, Interactive proved to be more counter-cyclical than we were expecting. As the economy continued to improve, it was hurt by lack of inventory due to increased competition from hotel operators like Hilton and Marriott, thus negatively impacting its growth rate. In addition, the management team did not progress toward its goal of integrating diverse businesses into a cohesive operating strategy, highlighted by the recent decision to separate the company. Several names we did not own or were underweight, like Ebay and Yahoo, advanced significantly, detracting from relative results. Despite spending time with each management team we could not get comfortable with their reinvestment opportunities and their respective valuations. This was a mistake. In a year in which large cap growth stocks, as measured by the Russell 1000 Growth Index, had low volatility and relatively weak results, mistakes were magnified.

        Despite a frustrating year from a relative performance perspective, there were some areas to highlight. In two challenging growth sectors, healthcare and consumer staples, both of which underperformed the broad market average, stock selection contributed positively. Several new stocks, like United Healthcare, Biogen and Gilead were added to the portfolio. Within the consumer staple sector, Wrigley and Hershey contributed to results.

        Seventy percent of our new buy ideas outperformed the benchmark as of December 31, 2004, with highlights like Network Appliance and Veritas up 60% and 40%, respectively. However, despite rigorous effort and the introduction of several new names we were unwilling to take excessive risk to try to maximize short-term results. This led us into taking too little active risk on new positions. In a market dominated by macro economic factors, we did not believe it was prudent to make a large tracking error bet. We believe our low volatility approach and proven investment process can lead to long-term success.

        We are optimistic about 2005. We believe several factors could lead to investors migrating towards large capitalization growth stocks. As earnings growth decelerates for the broad market, we expect investors to pay a premium for companies that can truly grow. We believe that, after five years of underperformance, growth stocks are not expensive relative to value stocks. We anticipate the depreciating dollar to favorably impact large capitalization stocks relative to small stocks and expect their strong balance sheets to support reinvestment opportunity and dividend growth.

        We thank you for your continued support and will continue to work diligently to achieve success on behalf of our investors.

        The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Large Company Stock Fund. SSgA managed 33% of the Fund as of December 31, 2004.

        The portion of the Large Company Stock managed by SSgA uses a passive approach, designed to keep the overall risk exposures tight to the benchmark index, the S&P 500 Index. Tracking was within expectations for the fourth quarter and the year.

        The strong equity markets of November and December helped turn a lackluster year into a fairly impressive one. This was more than welcome news after experiencing small positive returns in the first half of the year and a difficult market during most of the third quarter. Equity markets worldwide began 2004 with a continuation of their uptrend, spurred by solid profit reports and positive guidance from a broad range of companies. In late January, however, the US Federal Reserve Board removed the phrase "considerable period" from its policy statement, forcing investors to confront anew the prospect of higher short-term interest rates later in the year. A host of factors conspired to upset financial markets in April, a month that began with an impressively robust US employment report. Unfortunately, the otherwise welcome rebound in job creation reawakened investor fears of rising interest rates. After a nice rebound in June, the equity market sank in July and August fueled by second-quarter earnings releases that failed to offer enough exuberance regarding the second half of the year, a stunningly weak July jobs report and a sharp rise in crude oil prices. In the fourth quarter, with the US presidential election decided, and relief from surging energy prices, there was a renewed sense of investor optimism.

        The S&P 500 Index finished strong for the year, hitting a 3 1/2 year high and ending 2004 with a solid gain. Having shown their dominance for a fourth consecutive year, small-capitalization stocks as represented by the Russell 2000 Index coasted to the finish line in 2004, with an 18.3% gain for the year.

        Across S&P 500 sectors, Energy (+30.9%), Utilities (+25.5%), and Telecommunications (+19.9%) were the top performers for the year. All other sectors produced positive returns for the year, with the lowest sector returns in Health Care (+1.5%), Information Technology (+2.7%) and Consumer Staples (+2.8%).

        The top contributors to the S&P 500 Index's return for the year included Exxon Mobil Corp. (+25.02%), General Electric Co. (+17.82%) and Johnson & Johnson (+22.76%). The bottom contributors were Pfizer Inc. (-23.89%), Intel Corp. (-27.02%) and Cisco Systems Inc. (-20.26%). There were nineteen stocks added and deleted from the Index during the year, 7 additions and 12 deletions. Overall, turnover in the S&P 500 Index remained low in 2004 at 3.1%.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
             IN THE CITISTREET LARGE COMPANY STOCK FUND (I SHARES)
                               AND S&P 500 INDEX
(GRAPH)

                                                                LARGE COMPANY STOCK FUND (I
                                                                          SHARES)*                           S&P 500
                                                                ---------------------------                  -------
12/94                                                                     10000.00                           10000.00
                                                                          10129.20                           10259.00
                                                                          10546.70                           10659.10
                                                                          10825.00                           10973.50
                                                                          11202.80                           11296.20
                                                                          11660.00                           11748.00
                                                                          11928.40                           12020.60
                                                                          12385.70                           12419.70
                                                                          12465.20                           12450.70
09/95                                                                     12992.00                           12976.10
                                                                          12922.50                           12929.40
                                                                          13509.00                           13497.00
                                                                          13816.00                           13757.50
                                                                          14346.60                           14225.30
                                                                          14565.10                           14357.50
                                                                          14710.80                           14495.40
                                                                          14835.60                           14708.50
                                                                          15126.90                           15087.90
06/96                                                                     15054.10                           15145.30
                                                                          14398.70                           14475.80
                                                                          14783.60                           14781.30
                                                                          15480.60                           15613.50
                                                                          16167.30                           16044.40
                                                                          17426.10                           17257.40
                                                                          17066.90                           16915.70
                                                                          17794.10                           17972.90
                                                                          17981.40                           18113.10
03/97                                                                     17265.20                           17368.60
                                                                          18058.50                           18405.60
                                                                          19215.40                           19526.40
                                                                          19909.50                           20401.20
                                                                          21749.50                           22025.20
                                                                          20868.10                           20791.80
                                                                          22220.10                           21931.20
                                                                          21295.70                           21198.70
                                                                          22008.50                           22180.20
12/97                                                                     22463.70                           22561.70
                                                                          22576.40                           22812.10
                                                                          23951.50                           24456.80
                                                                          25529.50                           25709.00
                                                                          25766.20                           25968.70
                                                                          25326.60                           25522.00
                                                                          25980.50                           26558.20
                                                                          25602.70                           26274.10
                                                                          21887.60                           22474.80
09/98                                                                     22706.20                           23915.40
                                                                          24507.00                           25859.80
                                                                          25350.80                           27426.90
                                                                          25955.30                           29006.70
                                                                          26131.60                           30219.20
                                                                          25300.40                           29279.30
                                                                          26093.80                           30450.50
                                                                          28209.60                           31628.90
                                                                          27378.40                           30882.50
06/99                                                                     28057.70                           32596.50
                                                                          27175.80                           31579.50
                                                                          26455.70                           31421.60
                                                                          25074.10                           30560.30
                                                                          26132.30                           32494.20
                                                                          25632.60                           33153.80
                                                                          25882.50                           35106.60
                                                                          24265.70                           33344.20
                                                                          22516.70                           32713.00
03/00                                                                     24765.40                           35913.30
                                                                          24206.90                           34832.70
                                                                          23898.30                           34117.90
                                                                          23977.30                           34958.90
                                                                          23568.00                           34412.50
                                                                          25394.20                           36549.90
                                                                          24402.40                           34620.40
                                                                          24024.60                           34474.00
                                                                          21537.10                           31756.00
12/00                                                                     22009.40                           31911.30
                                                                          22528.90                           33043.50
                                                                          20261.90                           30030.00
                                                                          18907.90                           28127.60
                                                                          20387.80                           30313.40
                                                                          20498.00                           30516.50
                                                                          20025.70                           29773.70
                                                                          19679.40                           29480.70
                                                                          18410.30                           27635.20
09/01                                                                     16665.80                           25403.70
                                                                          17072.30                           25888.10
                                                                          18393.40                           27874.00
                                                                          18545.80                           28118.20
                                                                          18241.00                           27707.90
                                                                          17732.90                           27173.70
                                                                          18444.20                           28195.70
                                                                          17292.50                           26486.20
                                                                          17140.10                           26291.00
06/02                                                                     15971.40                           24418.10
                                                                          14768.90                           22514.70
                                                                          14787.10                           22662.60
                                                                          13235.10                           20199.60
                                                                          14343.70                           21977.60
                                                                          15196.50                           23271.20
                                                                          14309.60                           21902.80
                                                                          13951.40                           21329.00
                                                                          13746.70                           21009.10
03/03                                                                     13883.20                           21212.80
                                                                          15025.90                           22960.80
                                                                          15861.60                           24170.80
                                                                          16032.20                           24480.20
                                                                          16288.00                           24911.00
                                                                          16568.40                           25396.80
                                                                          16345.20                           25127.60
                                                                          17289.50                           26549.80
                                                                          17409.70                           26783.50
12/03                                                                     18336.80                           28186.90
                                                                          18628.70                           28705.60
                                                                          18903.40                           29104.60
                                                                          18577.20                           28665.10
                                                                          18251.00                           28215.00
                                                                          18491.40                           28601.60
                                                                          18748.90                           29156.50
                                                                          18079.30                           28191.40
                                                                          18098.90                           28304.20
09/04                                                                     18341.40                           28609.80
                                                                          18653.20                           29047.60
                                                                          19501.80                           30224.00
12/04                                                                     20177.30                           31251.60

             Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

        --------------------
         * The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.

        ** Returns shown in the table for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                                     S&P 500 INDEX

        The S&P 500 Index is a market capitalization weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. The Index does not have expenses and is not an actual investment.

                        CITISTREET DIVERSIFIED BOND FUND

        The CitiStreet Diversified Bond Fund (I Shares) returned 4.65% for the year ended December 31, 2004. The Lehman Brothers Aggregate Bond Index returned 4.34% for the same period.

        The following commentary was provided by WESTERN ASSET MANAGEMENT COMPANY ("WESTERN"), co-investment subadviser to the CitiStreet Diversified Bond Fund. Western managed 30% of the Fund as of December 31, 2004.

        We are pleased that our investment strategies helped produce positive results for the Fund for the past year. The biggest contribution to performance came from a moderate overweighting of the credit sector with an emphasis on longer-maturity BBB-rated bonds, as this benefited from an impressive tightening of spreads. An overweight exposure to longer maturity TIPS for most of the period also contributed to performance, thanks to lower real yields and higher-than-expected inflation. Modestly overweight exposure to the mortgage-backed sector for most of the period added to performance as spreads tightened. Duration exposure was neutral to somewhat short for the period, and this detracted from performance since most yields rose by less than forward rates had anticipated. A barbelled exposure to maturities had a positive impact on performance, since the yield curve flattened.

        Our outlook for the U.S. economy is unremarkable, with headwinds and tailwinds likely to keep growth in the range of 3-4%. On the plus side, we note that corporate coffers are stuffed with an abundance of profits, so capital spending is likely to continue to post strong gains. Bush's tax cuts continue to have ripple effects, increasing the marginal propensity to invest, and we are likely to see further stimulative tax policies implemented later this year. The burden of government spending, far from excessive by recent historical standards, seems unlikely to increase and might decline if Congress implements even minimal spending restraint.

        On the negative side, productivity growth is no longer what it used to be, thanks in part to the reemergence of pricing power, which in turn is a consequence of several years of very accommodative monetary policy. Easy money has imparted a mild, upward bias to inflation that could linger into next year, with CPI inflation of 3% or more. Labor costs are rising, and margins are under pressure. These developments, coupled with the fact that profits are at historically high levels relative to the economy, suggest it is very unlikely that profits will continue to grow at an above-average pace; the bloom is off the profits rose, so to speak. Housing activity, driven in large part by declining interest rates, appears to have peaked now that interest rates are no longer declining. Energy prices remain elevated.

        Markets have been obsessed with the current account deficit this past year, but it needn't be a harbinger of disaster. It is not necessarily a sign of over consumption on the part of the U.S. consumer, and it could well be a sign of under consumption on the part of global consumers. Whatever the cause of the deficit, the U.S. economy has been the net beneficiary of strong investment flows, which in turn have helped to restore household net worth to its 2000 glory and to generate two years of above-trend growth. The jobs market is healthy, equity prices are rising, and household debt service burdens are non-threatening. The prospect of tighter Fed policy should provide support for the dollar, and households are net beneficiaries of rising interest rates.

        We see little value in U.S. bond yields at current levels, given our view that inflation is likely to prove somewhat higher than the market expects, and yields are still priced to the assumption that inflation will remain relatively low and stable. Consequently, we continue to target an underweight duration exposure. Our yield curve exposure retains a modest flattening bias that should be rewarded as the Fed moves eventually to restore real short-term rates to a level that is consistent with stable inflation. Credit spreads are very tight, so we remain neutral to somewhat cautious on the credit sector, but continue to hold an overweight exposure to the lower quality areas at the expense of the higher quality areas, since leveraged borrowers should benefit disproportionately from the current moderate-growth, still-easy-money environment.

        Spreads on mortgage-backed securities have declined to historically low levels, leading us to adopt a substantially underweight exposure to the sector, with a bias to overweight GNMAs for their better convexity qualities. Volatility has fallen and complacency has risen by enough to leave the MBS sector seriously exposed to unexpected developments. We continue to hold a moderate exposure to TIPS since they should do well even if inflation rises only mildly, but have shifted our holdings to shorter maturities in order to minimize duration risk should the Fed tighten by more than expected.

        The following commentary was provided by SALOMON BROTHERS ASSET MANAGEMENT, INC. ("SALOMON"), co-investment subadviser to the CitiStreet Diversified Bond Fund. Salomon managed 34% of the Fund as of December 31, 2004.

        As widely anticipated, the Federal Reserve Bank (the "Fed") raised its federal funds target rate in 2004, bringing it to 2.25% at year end from 1.0%, which had been its lowest level in more than 40 years. Even though the market fully expected the 25-basis-point hike in the federal funds rate in late June and in each successive meeting thereafter, the wording of the statements following the meetings still generated some anxiety. The Fed continued to reiterate that it would increase rates "at a pace that is likely to be measured," but also added that "the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability." The 10-year U.S. Treasury note ended the year relatively unchanged, after reaching its low of 3.68% in March and then hitting its high of 4.87% in June. The 10-year U.S. Treasury market rallied after the Fed's initial 25 bp rate hike, and remained range bound for the remainder of the year.

        Most of the year was characterized by investors dissecting language from the Fed for clues on its assessment of the U.S. economy and on the pace of rate hikes. The U.S. economy's quarterly pace of growth continued to advance and the economy entered its fourth year of expansion since the 2001 recession. Although a series of one-off events--surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc.--undoubtedly restrained growth in 2004, the economy proved resilient enough to grow 4% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past year, but the pace of improvements was uneven from month to month. Given the combination of strong gross domestic product ("GDP") results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy appeared to be firing on all cylinders.

        "Spoiled investors" settled for a "good" year in the corporate bond world. Credit fundamentals continued to improve. The sector saw tremendous demand from international investors, which provided a strong technical backdrop for the asset class. Investment grade debt spreads ended 2004 at their tightest levels for the year since 1998.

        The ABS market did not disappoint in 2004, putting in one of its stronger years on record. Spreads in most sectors generally tightened through 2004, particularly the credit card and auto sectors. Relatively light issuance in non-mortgage ABS and on the fixed rate side largely drove the trend along with improving credit fundamentals.

        The high yield market continued to rally during the fourth quarter, gaining 4.73%, as represented by the Citigroup High Yield Market Index. The Fed's commitment to measured policy tightening combined with lower oil prices kept market volatility in check. Fundamentals remained solid, supported by strong balance sheets and historically low default rates, which continued to decline as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity. Technicals also remained robust, with mutual fund inflows increasing to almost $1.5 billion for the quarter, continuing the positive momentum begun in the third quarter versus the first half's significant outflow activity.

        The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Diversified Bond Fund. SSgA managed 36% of the Fund as of December 31, 2004.

        The portion of the Diversified Bond Fund managed by SSgA uses a passive approach, designed to match, as closely as possible, the return of the Lehman Brothers Aggregate Bond Index benchmark utilizing a replication approach at the issuer level and a sampling approach at the issue (security) level.

        Toward the middle of 2004 the Federal Reserve began its "measured" tightening campaign. As a result, the Treasury curve flattened, spread product tightened and volatility for the second half of the year was much lower than in the first half. Ten year Treasuries ended the year where they began, at roughly 4.25%. Rates started moving up in April when it became clear from the economic data (non-farm payroll reports and various inflation indicators) that the economic recovery was indeed sustainable and that the Fed would continue to raise rates. Rates grinding lower and hovering around the 4.20% level for the latter part of the year was market testament to the faith it had in the Fed's ability to manage inflation without severely dampening economic growth. The yield curve flattened with two-year yields increasing 125 bps and ten-year hardly moving. The two-year increase was the same magnitude as the increase in the Federal Funds rate over the course of the year. The spread between the ten-year yield and the two-year yield went from 2.40% to 1.13%. Fed Funds ended the year at 2.25%.

        When the market started pricing in the Fed's expected measured interest rate hikes, LIBOR also moved up slowly and consistently with Fed Funds. As might be expected, swap spreads performed similarly to interest rates, grinding tighter during the second half of the year and ending the year a few basis points wider than where they stood at the beginning of the year. Volatility also peaked in the beginning of May and ground lower for the balance of the year, hitting lows at year end not seen since 2000. Spread product, including high yield, was tighter for the year, also hitting lows not seen since 1998. Demand for spread product by foreign buyers was very robust in 2004, helping to cause excess and total returns to be positive for all asset classes within the Lehman Brothers Aggregate Bond Index.

        Within the credit segment of the market in 2004, fundamentals all proved to be good for the market return. Companies have increased their cash holdings and have decreased their net debt outstanding. Bank lines have become more available, lessening the need for companies to issue debt. From a technical perspective, 2004's net corporate supply was the lowest it has been since 1997.

        Technical factors in the mortgage backed securities (MBS) market segment were robust in 2004 with fixed rate supply down for the year and foreign demand very strong. Hybrid adjustable rate mortgage issuance represented about 20% of total production in 2004. Demand from agencies began to wane while the aforementioned foreign investor demand was relatively robust during the year.

        Within the asset-backed securities (ABS) segment, issuance in 2004 was strong, outpacing corporate issuance for the first time in history. Subprime mortgage product accounted for almost half of total issuance. Spreads ended the year at all time tight levels, driven by collateralized debt obligation (CDO) creation, hedge fund purchases, foreign buying, and corporate investors.

        For collateralized mortgage backed securities (CMBS), the average spread tightening in 2004 was about 15 basis points, contributing to the sector's posting an excess return number for the year of 117 basis points. Lower quality securities tightened the most.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
               IN THE CITISTREET DIVERSIFIED BOND FUND (I SHARES)
                  AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX
(GRAPH)

                                                                  DIVERSIFIED BOND FUND (I
                                                                          SHARES)*                      LB AGGREGATE INDEX
                                                                  ------------------------              ------------------
12/94                                                                     10000.00                           10000.00
                                                                          10202.80                           10198.00
                                                                          10480.30                           10440.70
                                                                          10576.30                           10504.40
                                                                          10736.40                           10651.50
                                                                          11227.30                           11063.70
                                                                          11344.70                           11144.40
                                                                          11259.30                           11119.90
                                                                          11430.10                           11254.50
09/95                                                                     11590.20                           11363.60
                                                                          11803.60                           11511.40
                                                                          12006.40                           11684.00
                                                                          12212.30                           11847.60
                                                                          12270.40                           11925.80
                                                                          11840.10                           11718.30
                                                                          11677.20                           11636.30
                                                                          11560.90                           11571.10
                                                                          11514.40                           11548.00
06/96                                                                     11700.50                           11702.70
                                                                          11723.80                           11734.30
                                                                          11630.70                           11714.40
                                                                          11921.50                           11918.20
                                                                          12305.30                           12182.80
                                                                          12619.30                           12391.10
                                                                          12406.80                           12275.90
                                                                          12419.00                           12313.90
                                                                          12443.40                           12344.70
03/97                                                                     12223.40                           12207.70
                                                                          12467.90                           12390.80
                                                                          12590.10                           12508.50
                                                                          12785.70                           12657.30
                                                                          13299.10                           12999.10
                                                                          13079.00                           12888.60
                                                                          13315.80                           13079.40
                                                                          13548.60                           13269.00
                                                                          13720.10                           13330.00
12/97                                                                     13895.80                           13464.70
                                                                          14102.80                           13637.00
                                                                          14089.80                           13626.10
                                                                          14115.70                           13672.50
                                                                          14180.40                           13743.50
                                                                          14361.50                           13874.10
                                                                          14493.00                           13992.00
                                                                          14545.70                           14021.40
                                                                          14347.90                           14250.00
09/98                                                                     14941.30                           14583.40
                                                                          14888.60                           14506.10
                                                                          15165.50                           14588.80
                                                                          15152.30                           14632.60
                                                                          15244.70                           14736.50
                                                                          14835.80                           14478.60
                                                                          14941.30                           14558.20
                                                                          15033.70                           14604.80
                                                                          14769.90                           14476.30
06/99                                                                     14664.30                           14430.00
                                                                          14548.50                           14369.30
                                                                          14548.50                           14362.20
                                                                          14736.70                           14528.80
                                                                          14794.60                           14582.50
                                                                          14823.50                           14581.10
                                                                          14736.70                           14511.10
                                                                          14722.20                           14463.20
                                                                          14982.80                           14638.20
03/00                                                                     15199.90                           14831.40
                                                                          15011.70                           14788.40
                                                                          14867.00                           14781.00
                                                                          15323.20                           15088.50
                                                                          15508.20                           15225.80
                                                                          15770.30                           15446.50
                                                                          15801.10                           15543.80
                                                                          15909.00                           15646.40
                                                                          16171.10                           15903.00
12/00                                                                     16556.50                           16198.80
                                                                          16911.10                           16462.90
                                                                          17065.20                           16606.10
                                                                          17065.20                           16689.10
                                                                          16941.90                           16619.90
                                                                          16941.90                           16720.30
                                                                          16988.10                           16783.30
                                                                          17373.50                           17158.60
                                                                          17548.80                           17355.20
09/01                                                                     17676.80                           17556.50
                                                                          18124.70                           17924.00
                                                                          17836.70                           17676.80
                                                                          17692.80                           17563.70
                                                                          17804.70                           17705.90
                                                                          18012.70                           17877.70
                                                                          17660.80                           17580.90
                                                                          18044.70                           17922.00
                                                                          18156.70                           18074.30
06/02                                                                     18188.70                           18231.60
                                                                          18252.60                           18452.20
                                                                          18645.20                           18764.00
                                                                          18878.70                           19068.00
                                                                          18761.90                           18980.30
                                                                          18862.00                           18974.60
                                                                          19278.90                           19367.40
                                                                          19328.90                           19384.80
                                                                          19629.10                           19652.30
03/03                                                                     19629.10                           19636.60
                                                                          19879.30                           19799.60
                                                                          20262.90                           20167.80
                                                                          20229.50                           20127.50
                                                                          19495.70                           19451.20
                                                                          19641.60                           19579.60
                                                                          20198.80                           20098.50
                                                                          20059.50                           19911.50
                                                                          20129.20                           19959.30
12/03                                                                     20355.50                           20162.90
                                                                          20529.60                           20324.20
                                                                          20721.20                           20543.70
                                                                          20860.50                           20697.80
                                                                          20372.90                           20159.70
                                                                          20285.90                           20079.00
                                                                          20407.80                           20193.50
                                                                          20616.70                           20393.40
                                                                          21013.60                           20782.90
09/04                                                                     21085.60                           20839.00
                                                                          21265.70                           21014.10
                                                                          21103.60                           20845.90
12/04                                                                     21301.70                           21037.70

             Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
        --------------------
         * The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.

        ** Returns shown in the table for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                          LEHMAN BROTHERS AGGREGATE BOND INDEX

        The Lehman Brothers Aggregate Index is an index of U.S. investment-grade fixed-rate bonds with maturities greater than one year, including government and corporate bonds. The Index does not have expenses and is not an actual investment.

INTERNATIONAL STOCK FUND                                 As of December 31, 2004

PORTFOLIO COUNTRY INFORMATION

Reflected as a percentage of total long-term investments

[BAR CHART]

United Kingdom                                                                   23.10
Japan                                                                            20.80
France                                                                           11.00
Switzerland                                                                       8.70
Germany                                                                           7.10
Netherlands                                                                       6.50
Italy                                                                             5.00
Hong Kong                                                                         3.10
Ireland                                                                           3.00
Spain                                                                             2.80
Australia                                                                         1.60
Singapore                                                                         1.40
Finland                                                                           1.20
Taiwan                                                                            0.90
United States                                                                     0.90
Norway                                                                            0.60
South Korea                                                                       0.60
Luxembourg                                                                        0.50
Sweden                                                                            0.40
Belgium                                                                           0.40
Canada                                                                            0.30
Denmark                                                                           0.10

SMALL COMPANY STOCK FUND                                 As of December 31, 2004

PORTFOLIO SECTOR INFORMATION

Reflected as a percentage of total long-term investments

[BAR CHART]

Consumer, Non-cyclical                                                           20.20
Industrial                                                                       15.70
Financial                                                                        14.90
Consumer, Cyclical                                                               14.50
Technology                                                                       13.00
Communications                                                                    8.40
Energy                                                                            5.50
Basic Materials                                                                   4.60
Utilities                                                                         2.40
Government                                                                        0.70
Diversified                                                                       0.10

LARGE COMPANY STOCK FUND                                 As of December 31, 2004

PORTFOLIO SECTOR INFORMATION

Reflected as a percentage of total long-term investments

[BAR CHART]

Financial                                                                        21.80
Consumer, Non-cyclical                                                           21.50
Communications                                                                   13.10
Technology                                                                       11.60
Industrial                                                                        9.70
Consumer, Cyclical                                                                8.20
Energy                                                                            7.90
Utilities                                                                         3.20
Basic Materials                                                                   2.70
Mutual Fund                                                                       0.30

DIVERSIFIED BOND FUND                                    As of December 31, 2004

PORTFOLIO SECTOR INFORMATION

Reflected as a percentage of total long-term investments

[BAR CHART]

U.S. Government                                                                  36.30
U.S. Government Asset Backed                                                     25.20
U.S. Corporate Bonds                                                             24.50
Collateralized Mortgage Obligations                                               4.60
Other Asset Backed                                                                3.20
Foreign Corporate Bonds                                                           2.80
Foreign Government                                                                1.50
Credit Card Receivable                                                            0.90
Auto Credit Receivable                                                            0.60
Common Stock                                                                      0.20
Other                                                                             0.10
Preferred Stock                                                                   0.10

                                 FUND EXPENSES

        As an investor in the CitiStreet Funds through a variable contract or a qualified plan, you incur ongoing costs, including management fees and other Fund expenses. Investors in the R Shares also incur ongoing distribution and service (12b-1) fees and administrative fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in I Shares and R Shares of the Funds and to compare these costs with the ongoing costs of investing in other funds. This example does not reflect fees and charges under your variable contract or qualified plan. If contract or plan charges were included, the costs shown below would be higher. For variable contract investors, please consult the prospectus for your contract for more information about contract fees and charges. For retirement plan investors, please contact your retirement plan sponsor or recordkeeper for more information about any plan fees and charges.

        The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

        The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the Fund expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Fund expenses you paid on your account for this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any contract or plan fees and charges, such as sales charges (loads), insurance charges or administrative or recordkeeping charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if contract or plan fees or charges were included, your costs would have been higher.

CITISTREET INTERNATIONAL STOCK FUND

                                              BEGINNING          ENDING
                                            ACCOUNT VALUE     ACCOUNT VALUE     EXPENSES PAID
                                            JULY 1, 2004    DECEMBER 31, 2004   DURING PERIOD*
----------------------------------------------------------------------------------------------
 I SHARES
 Actual                                       $1,000.00         $1,123.00           $4.82
 Hypothetical (5% return before expenses)     $1,000.00         $1,020.59           $4.59
----------------------------------------------------------------------------------------------
 R SHARES
 Actual                                       $1,000.00         $1,121.20           $6.66
 Hypothetical (5% return before expenses)     $1,000.00         $1,018.85           $6.34
----------------------------------------------------------------------------------------------

CITISTREET SMALL COMPANY STOCK FUND

                                              BEGINNING          ENDING
                                            ACCOUNT VALUE     ACCOUNT VALUE     EXPENSES PAID
                                            JULY 1, 2004    DECEMBER 31, 2004   DURING PERIOD*
----------------------------------------------------------------------------------------------
 I SHARES
 Actual                                       $1,000.00         $1,086.00           $3.94
 Hypothetical (5% return before expenses)     $1,000.00         $1,021.36           $3.81
----------------------------------------------------------------------------------------------
 R SHARES
 Actual                                       $1,000.00         $1,084.30           $5.77
 Hypothetical (5% return before expenses)     $1,000.00         $1,019.60           $5.59
----------------------------------------------------------------------------------------------

CITISTREET LARGE COMPANY STOCK FUND

                                              BEGINNING          ENDING
                                            ACCOUNT VALUE     ACCOUNT VALUE     EXPENSES PAID
                                            JULY 1, 2004    DECEMBER 31, 2004   DURING PERIOD*
----------------------------------------------------------------------------------------------
 I SHARES
 Actual                                       $1,000.00         $1,076.20           $3.30
 Hypothetical (5% return before expenses)     $1,000.00         $1,021.96           $3.22
----------------------------------------------------------------------------------------------
 R SHARES
 Actual                                       $1,000.00         $1,074.20           $5.13
 Hypothetical (5% return before expenses)     $1,000.00         $1,020.19           $5.00
----------------------------------------------------------------------------------------------

CITISTREET DIVERSIFIED BOND FUND

                                              BEGINNING          ENDING
                                            ACCOUNT VALUE     ACCOUNT VALUE     EXPENSES PAID
                                            JULY 1, 2004    DECEMBER 31, 2004   DURING PERIOD*
----------------------------------------------------------------------------------------------
 I SHARES
 Actual                                       $1,000.00         $1,043.80           $2.82
 Hypothetical (5% return before expenses)     $1,000.00         $1,022.37           $2.79
----------------------------------------------------------------------------------------------
 R SHARES
 Actual                                       $1,000.00         $1,042.10           $4.63
 Hypothetical (5% return before expenses)     $1,000.00         $1,020.60           $4.58
----------------------------------------------------------------------------------------------

* Expenses are equal to each Shares' annualized expense ratio, shown in the table below, multiplied by the number of days in the most recent fiscal half-years/366 (to reflect the one-half year period).

                                                    ANNUALIZED EXPENSE RATIO
                                   -----------------------------------------------------------
                                    CITISTREET      CITISTREET      CITISTREET     CITISTREET
                                   INTERNATIONAL   SMALL COMPANY   LARGE COMPANY   DIVERSIFIED
                                    STOCK FUND      STOCK FUND      STOCK FUND      BOND FUND
----------------------------------------------------------------------------------------------
 I SHARES                              0.90%           0.75%           0.63%          0.55%
 R SHARES                              1.25%           1.10%           0.98%          0.90%
----------------------------------------------------------------------------------------------

Statements of Assets and Liabilities
CitiStreet Funds, Inc. / December 31, 2004

                                                               CitiStreet      CitiStreet      CitiStreet       CitiStreet
                                                              International   Small Company   Large Company    Diversified
                                                               Stock Fund      Stock Fund      Stock Fund       Bond Fund
                                                              -------------   -------------   -------------   --------------
ASSETS
 Investments in securities, at cost.........................  $493,513,722    $444,498,208    $696,971,627    $1,075,825,475
----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (see accompanying
 Portfolio of Investments) (Note 2).........................  $586,503,936    $536,009,347    $778,917,001    $1,094,599,383
Cash, denominated in foreign currency (cost $1,334,149).....     1,339,301              --              --                --
Receivables for:
 Investment securities sold.................................            --          50,756       3,844,238         1,646,652
 Capital share subscriptions................................        47,659          29,091          59,446           187,175
 Interest...................................................        11,752          26,189          18,963         7,861,103
 Dividends..................................................       377,115         296,132         904,760                --
 Foreign tax reclaims.......................................       158,747              --          15,021                --
 Variation margin on open futures contracts (Note 2)........            --           2,530              --             8,777
Prepaid expenses............................................        28,365          28,398          28,374            29,678
                                                              ------------    ------------    -------------   --------------
 Total assets...............................................   588,466,875     536,442,443     783,787,803     1,104,332,768
                                                              ------------    ------------    -------------   --------------
LIABILITIES
Payables for:
 Investment securities purchased............................       495,285         752,745       6,000,338         2,997,762
 Delayed delivery transactions (Note 7).....................            --              --              --        47,147,632
 Payable upon return of securities loaned (Note 2)..........    92,572,948      95,248,719              --       186,615,840
 Capital share redemptions..................................     2,701,690       2,211,142       4,671,835         5,175,567
 Variation margin on open futures contracts (Note 2)........            --              --           6,600                --
 Options written (premiums received $170,425) (Note 6)......            --              --              --            58,328
Payable to Adviser..........................................       102,151          91,417         162,040           181,971
Payable to Administrator....................................         1,006             784           1,742             2,313
Payable to Distributor......................................         2,531           1,950           4,338             5,820
Payable to Directors........................................         5,782           6,393           2,441             1,070
Accrued expenses............................................       326,395         257,684         322,009           314,095
                                                              ------------    ------------    -------------   --------------
 Total liabilities..........................................    96,207,788      98,570,834      11,171,343       242,500,398
                                                              ------------    ------------    -------------   --------------
NET ASSETS..................................................  $492,259,087    $437,871,609    $772,616,460    $  861,832,370
                                                              ============    ============    =============   ==============
----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par.......................................  $    363,484    $    313,624    $    663,349    $      728,370
Additional paid-in capital..................................   469,071,731     328,689,948     795,211,062       821,786,666
Undistributed net investment income.........................     6,137,069         905,078       9,088,740        30,433,346
Accumulated net realized gain (loss) on investments, futures contracts, option contracts and foreign currency
 transactions...............................................   (76,345,665)     16,406,621    (114,363,010)       (9,747,475)
Net unrealized appreciation on investments, translation of
 assets and liabilities in foreign currencies, futures
 contracts and option contracts.............................    93,032,468      91,556,338      82,016,319        18,631,463
                                                              ------------    ------------    -------------   --------------
                                                              $492,259,087    $437,871,609    $772,616,460    $  861,832,370
                                                              ============    ============    =============   ==============
NET ASSETS ATTRIBUTABLE TO:
 I Shares...................................................  $479,714,316    $428,278,657    $751,357,252    $  833,489,026
                                                              ============    ============    =============   ==============
 R Shares...................................................  $ 12,544,771    $  9,592,952    $ 21,259,208    $   28,343,344
                                                              ============    ============    =============   ==============
CAPITAL SHARES OUTSTANDING
 I Shares...................................................    35,418,343      30,671,582      64,501,879        70,433,144
                                                              ============    ============    =============   ==============
 R Shares...................................................       930,079         690,867       1,832,982         2,403,890
                                                              ============    ============    =============   ==============
NET ASSET VALUE PER SHARE
 I Shares...................................................  $      13.54    $      13.96    $      11.65    $        11.83
                                                              ============    ============    =============   ==============
 R Shares...................................................  $      13.49    $      13.89    $      11.60    $        11.79
                                                              ============    ============    =============   ==============

    The accompanying notes are an integral part of the financial statements.

Statements of Operations
CitiStreet Funds, Inc. / For the year ended December 31, 2004

                                                               CitiStreet      CitiStreet      CitiStreet     CitiStreet
                                                              International   Small Company   Large Company   Diversified
                                                               Stock Fund      Stock Fund      Stock Fund      Bond Fund
                                                              -------------   -------------   -------------   -----------
INVESTMENT INCOME
Dividends...................................................   $ 9,598,442(a)  $ 3,597,097(b)  $13,419,228(c) $   160,594
Interest....................................................         2,855          39,657          12,831     34,404,007
Income from securities lending..............................       340,967         162,826              --        194,110
                                                               -----------     -----------     -----------    -----------
 Total income...............................................     9,942,264       3,799,580      13,432,059     34,758,711
                                                               -----------     -----------     -----------    -----------
EXPENSES
Management fee (Note 3).....................................     3,132,583       2,312,711       3,692,265      3,479,947
Distribution fee (Note 3)...................................        19,300          14,897          33,316         44,951
Administration fee (Note 3).................................         7,720           5,959          13,326         17,980
Custodian fees..............................................       444,422         274,104         318,698        354,531
Printing expense............................................       124,088         131,281         159,258        171,298
Professional fees...........................................        77,906          75,734         103,845        112,253
Miscellaneous expenses......................................        53,164          52,407          56,688         57,914
Directors' fees & expenses..................................        47,489          46,941          52,017         53,266
Transfer Agent fees.........................................        23,499          22,972          30,450         31,842
                                                               -----------     -----------     -----------    -----------
 Total expenses before directed brokerage arrangements......     3,930,171       2,937,006       4,459,863      4,323,982
LESS:
Expenses paid under directed brokerage arrangements
 (Note 4)...................................................       (26,710)         (7,386)       (116,087)            --
                                                               -----------     -----------     -----------    -----------
 Net expenses...............................................     3,903,461       2,929,620       4,343,776      4,323,982
                                                               -----------     -----------     -----------    -----------
 Net investment income......................................     6,038,803         869,960       9,088,283     30,434,729
                                                               -----------     -----------     -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on:
   Investments..............................................    27,781,593      31,641,420      24,327,922      9,629,184
   Futures contracts........................................            --         524,087         750,985      2,848,868
   Options written..........................................            --              --              --        334,236
   Foreign currency transactions............................       278,827               6              94             --
                                                               -----------     -----------     -----------    -----------
 Total realized gain........................................    28,060,420      32,165,513      25,079,001     12,812,288
                                                               -----------     -----------     -----------    -----------
 Net change in unrealized appreciation (depreciation) on:
   Investments..............................................    29,745,123      24,019,021      35,848,018     (6,312,343)
   Futures contracts........................................            --         (20,601)       (203,938)      (500,068)
   Options written..........................................            --              --              --        109,881
   Foreign currency transactions............................       (78,688)             (5)             86             --
                                                               -----------     -----------     -----------    -----------
 Total unrealized appreciation (depreciation)...............    29,666,435      23,998,415      35,644,166     (6,702,530)
                                                               -----------     -----------     -----------    -----------
 Total realized and unrealized gain on investments..........    57,726,855      56,163,928      60,723,167      6,109,758
                                                               -----------     -----------     -----------    -----------
 Net increase in net assets from operations.................   $63,765,658     $57,033,888     $69,811,450    $36,544,487
                                                               ===========     ===========     ===========    ===========
(a) Net of foreign taxes withheld...........................   $ 1,286,614
(b) Net of foreign taxes withheld...........................   $     6,223
(c) Net of foreign taxes withheld...........................   $    39,136

    The accompanying notes are an integral part of the financial statements.

                      (This page intentionally left blank)

Statements of Changes in Net Assets
CitiStreet Funds, Inc.

                                                                       CitiStreet
                                                                International Stock Fund
                                                              -----------------------------
                                                                Year ended      Year ended
                                                               December 31,    December 31,
                                                                   2004            2003
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income.......................................   $  6,038,803    $  5,316,041
Net realized gain (loss) on security transactions, futures
 contracts, option contracts, and foreign currency
 transactions...............................................     28,060,420     (27,724,278)
Net increase (decrease) in unrealized appreciation
 (depreciation) on investments, futures contracts, option
 contracts and foreign currency transactions................     29,666,435     122,829,138
                                                               ------------    ------------
 Net increase in net assets resulting from operations.......     63,765,658     100,420,901
                                                               ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
 I Shares...................................................     (5,919,504)     (2,817,046)
 R Shares...................................................        (98,890)         (8,820)
                                                               ------------    ------------
 Total distributions to shareholders........................     (6,018,394)     (2,825,866)
                                                               ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
 I Shares...................................................     47,627,615      83,030,151
 R Shares...................................................      8,066,019       3,332,436
Distributions reinvested
 I Shares...................................................      5,919,504       2,817,046
 R Shares...................................................         98,890           8,820
Cost of shares repurchased
 I Shares...................................................    (50,332,084)    (94,899,213)
 R Shares...................................................       (721,827)        (28,557)
                                                               ------------    ------------
 Net increase (decrease) from capital share transactions....     10,658,117      (5,739,317)
                                                               ------------    ------------
Net increase in net assets..................................     68,405,381      91,855,718
                                                               ------------    ------------
NET ASSETS
Beginning of year...........................................    423,853,706     331,997,988
                                                               ------------    ------------
End of year.................................................   $492,259,087    $423,853,706
                                                               ============    ============
Undistributed net investment income.........................   $  6,137,069    $  5,750,864
                                                               ============    ============
CAPITAL SHARES I SHARES
Capital shares outstanding, beginning of year...............     35,110,391      35,798,060
Capital shares issued.......................................      3,889,749       8,703,119
Capital shares from distributions reinvested................        505,508         278,089
Capital shares redeemed.....................................     (4,087,305)     (9,668,877)
                                                               ------------    ------------
Capital shares outstanding, end of year.....................     35,418,343      35,110,391
                                                               ============    ============
CAPITAL SHARES R SHARES
Capital shares outstanding, beginning of year...............        318,230             238
Capital shares issued.......................................        662,457         320,297
Capital shares from distributions reinvested................          8,467             873
Capital shares redeemed.....................................        (59,075)         (3,178)
                                                               ------------    ------------
Capital shares outstanding, end of year.....................        930,079         318,230
                                                               ============    ============

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
CitiStreet Funds, Inc.

              CitiStreet                        CitiStreet                        CitiStreet
       Small Company Stock Fund          Large Company Stock Fund            Diversified Bond Fund
    -------------------------------   -------------------------------   -------------------------------
      Year ended       Year ended       Year ended       Year ended       Year ended       Year ended
     December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
         2004             2003             2004             2003             2004             2003
    --------------   --------------   --------------   --------------   --------------   --------------
     $    869,960     $    795,836     $  9,088,283     $  5,947,567     $ 30,434,729     $ 27,016,849
       32,165,513       (3,687,645)      25,079,001       (2,007,724)      12,812,288        7,370,020
       23,998,415      113,717,117       35,644,166      134,113,283       (6,702,530)       1,925,427
     ------------     ------------     ------------     ------------     ------------     ------------
       57,033,888      110,825,308       69,811,450      138,053,126       36,544,487       36,312,296
     ------------     ------------     ------------     ------------     ------------     ------------
         (428,457)        (394,209)      (5,786,643)      (3,827,581)     (26,543,308)     (27,566,547)
               --             (338)         (85,414)         (12,018)        (641,616)        (137,445)
     ------------     ------------     ------------     ------------     ------------     ------------
         (428,457)        (394,547)      (5,872,057)      (3,839,599)     (27,184,924)     (27,703,992)
     ------------     ------------     ------------     ------------     ------------     ------------
       33,282,441       66,302,083       72,667,644      102,425,521      131,851,705      106,264,799
        5,919,051        2,635,111       13,413,772        6,022,528       20,239,743        7,786,855
          428,457          394,209        5,786,643        3,827,581       26,543,308       27,566,547
               --              338           85,413           12,018          641,616          137,445
      (36,823,623)     (21,988,039)     (37,492,505)     (24,742,693)     (33,430,399)     (71,657,501)
         (303,085)         (27,987)        (373,086)         (62,738)        (663,211)         (36,240)
     ------------     ------------     ------------     ------------     ------------     ------------
        2,503,241       47,315,715       54,087,881       87,482,217      145,182,762       70,061,905
     ------------     ------------     ------------     ------------     ------------     ------------
       59,108,672      157,746,476      118,027,274      221,695,744      154,542,325       78,670,209
     ------------     ------------     ------------     ------------     ------------     ------------
      378,762,937      221,016,461      654,589,186      432,893,442      707,290,045      628,619,836
     ------------     ------------     ------------     ------------     ------------     ------------
     $437,871,609     $378,762,937     $772,616,460     $654,589,186     $861,832,370     $707,290,045
     ============     ============     ============     ============     ============     ============
     $    905,078     $    858,159     $  9,088,740     $  5,953,465     $ 30,433,346     $ 27,007,281
     ============     ============     ============     ============     ============     ============
       30,897,384       25,971,457       60,670,273       51,587,814       59,814,730       54,396,608
        2,645,142        7,013,981        6,719,632       11,340,628       11,177,328        9,053,248
           36,310           36,333          553,746          396,641        2,274,491        2,443,843
       (2,907,254)      (2,124,387)      (3,441,772)      (2,654,810)      (2,833,405)      (6,078,969)
     ------------     ------------     ------------     ------------     ------------     ------------
       30,671,582       30,897,384       64,501,879       60,670,273       70,433,144       59,814,730
     ============     ============     ============     ============     ============     ============
          240,577              176          612,474              298          677,805              162
          474,034          242,982        1,246,811          617,286        1,727,400          668,541
               --               31            8,197            1,248           55,122           12,217
          (23,744)          (2,612)         (34,500)          (6,358)         (56,437)          (3,115)
     ------------     ------------     ------------     ------------     ------------     ------------
          690,867          240,577        1,832,982          612,474        2,403,890          677,805
     ============     ============     ============     ============     ============     ============

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                            International Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2004       2003       2002       2001       2000
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of year................................  $  11.96   $   9.27   $  12.45   $  19.58   $  22.33
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income(1).........................      0.17+      0.15+      0.08       0.03       0.24
 Net realized and unrealized gain (loss) on
   investments....................................      1.58       2.62      (2.83)     (4.22)     (1.97)
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      1.75       2.77      (2.75)     (4.19)     (1.73)
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.17)     (0.08)     (0.07)     (0.21)     (0.18)
 Distributions from net realized gains on
   investments....................................        --         --      (0.36)     (2.73)     (0.84)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.17)     (0.08)     (0.43)     (2.94)     (1.02)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of year......................................  $  13.54   $  11.96   $   9.27   $  12.45   $  19.58
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     14.84%     30.04%    (22.31)%   (21.44)%    (8.03)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $479,714   $420,060   $331,996   $368,195   $344,409
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.89%      0.90%      0.90%      0.86%      0.75%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.89%      0.90%      0.90%      0.86%      0.75%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.88%      0.89%      0.89%      0.85%      0.74%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      1.38%      1.50%      0.91%      0.70%      0.93%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      1.39%      1.51%      0.92%      0.71%      0.94%
 Portfolio turnover rate..........................     48.47%     48.31%     54.15%     68.20%     23.94%
--------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
 +  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                                       International Stock Fund -- R Shares
                                                              -------------------------------------------------------
                                                                     Year ended                 For the period
                                                                    December 31,               October 1, 2002
                                                              ------------------------   (commencement of operations)
                                                                 2004          2003          to December 31, 2002
                                                              -----------   ----------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................    $ 11.92       $ 9.27                $ 8.67
                                                                -------       ------                ------
OPERATIONS
 Net investment income (loss)(1)............................       0.11+        0.01+                (0.01)
 Net realized and unrealized gain on investments............       1.59         2.71                  0.61
                                                                -------       ------                ------
 Total from investment operations...........................       1.70         2.72                  0.60
                                                                -------       ------                ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................      (0.13)       (0.07)                   --
 Distributions from net realized gains on investments.......         --           --                    --
                                                                -------       ------                ------
 Total distributions........................................      (0.13)       (0.07)                   --
                                                                -------       ------                ------
NET ASSET VALUE
 End of period..............................................    $ 13.49       $11.92                $ 9.27
                                                                =======       ======                ======
TOTAL RETURN(2).............................................      14.47%       29.49%                 6.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................    $12,545       $3,793                $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements)..........................................       1.24%        1.24%                 1.25%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................       1.24%        1.24%                 1.25%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       1.23%        1.24%                 1.25%(3)
 Ratios of net investment income (loss) to average net
   assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................       0.93%        0.20%                (0.51)%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       0.94%        0.20%                (0.51)%(3)
 Portfolio turnover rate....................................      48.47%       48.31%                54.15%(4)
---------------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
 +  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                            Small Company Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2004       2003       2002       2001       2000
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of year................................  $  12.16   $   8.51   $  11.28   $  17.23   $  16.42
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income (1)........................      0.03+      0.03+      0.01       0.06       0.01
 Net realized and unrealized gain (loss) on
   investments....................................      1.78       3.63      (2.68)     (0.15)      1.66
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      1.81       3.66      (2.67)     (0.09)      1.67
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.01)     (0.01)     (0.05)     (0.01)        --
 Distributions from net realized gains on
   investments....................................        --         --      (0.05)     (5.85)     (0.86)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.01)     (0.01)     (0.10)     (5.86)     (0.86)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of year......................................  $  13.96   $  12.16   $   8.51   $  11.28   $  17.23
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     14.94%     43.06%    (23.72)%     1.57%     10.08%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $428,279   $375,847   $221,015   $276,788   $367,278
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.74%      0.79%      0.76%      0.77%      0.84%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.74%      0.79%      0.76%      0.77%      0.84%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.74%      0.79%      0.76%      0.74%      0.81%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.23%      0.27%      0.24%      0.41%      0.01%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      0.23%      0.27%      0.24%      0.44%      0.04%
 Portfolio turnover rate..........................     54.17%     83.46%     52.35%     94.86%    154.61%
--------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
 +  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                                       Small Company Stock Fund -- R Shares
                                                              ------------------------------------------------------
                                                                    Year ended                 For the period
                                                                   December 31,               October 1, 2002
                                                              -----------------------   (commencement of operations)
                                                                 2004         2003          to December 31, 2002
                                                              ----------   ----------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................    $12.12       $ 8.50                 $ 8.19
                                                                ------       ------                 ------
OPERATIONS
 Net investment income (loss)(1)............................     (0.01)+      (0.01)+                 0.01
 Net realized and unrealized gain on investments............      1.78         3.63                   0.30
                                                                ------       ------                 ------
 Total from investment operations...........................      1.77         3.62                   0.31
                                                                ------       ------                 ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................        --        (0.00)(5)                 --
 Distributions from net realized gains on investments.......        --           --                     --
                                                                ------       ------                 ------
 Total distributions........................................        --        (0.00)                    --
                                                                ------       ------                 ------
NET ASSET VALUE
 End of period..............................................    $13.89       $12.12                 $ 8.50
                                                                ======       ======                 ======
TOTAL RETURN(2).............................................     14.60%       42.64%                  3.79%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................    $9,593       $2,916                 $    1
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................      1.09%        1.14%                  1.11%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................      1.09%        1.14%                  1.11%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................      1.09%        1.14%                  1.11%(3)
 Ratios of net investment income (loss) to average net
   assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     (0.10)%      (0.10)%                 0.20%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     (0.10)%      (0.10)%                 0.20%(3)
 Portfolio turnover rate....................................     54.17%       83.46%                 52.35%(4)
--------------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of period, all dividends and distributions are reinvested and redemptions on the last day of the period. Total return is not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
(5) Amount is less than $.005 per share.
 +  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                            Large Company Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2004       2003       2002       2001       2000
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of year................................  $  10.68   $   8.39   $  10.95   $  13.98   $  17.61
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income(1).........................      0.14+      0.10+      0.07       0.05       0.11
 Net realized and unrealized gain (loss) on
   investments....................................      0.92       2.25      (2.57)     (2.26)     (2.66)
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      1.06       2.35      (2.50)     (2.21)     (2.55)
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.09)     (0.06)     (0.06)     (0.10)     (0.20)
 Distributions from net realized gains on
   investments....................................        --         --         --      (0.72)     (0.88)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.09)     (0.06)     (0.06)     (0.82)     (1.08)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of year......................................  $  11.65   $  10.68   $   8.39   $  10.95   $  13.98
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     10.04%     28.14%    (22.84)%   (15.74)%   (14.96)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $751,357   $648,073   $432,891   $472,712   $442,439
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.64%      0.63%      0.70%      0.69%      0.68%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.64%      0.63%      0.70%      0.69%      0.68%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.62%      0.62%      0.67%      0.68%      0.65%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      1.30%      1.10%      0.85%      0.67%      0.83%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      1.32%      1.12%      0.88%      0.68%      0.86%
 Portfolio turnover rate..........................     37.75%     26.89%     60.04%     71.67%    157.89%
--------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
 +  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                                   Large Company Stock Fund -- R Shares
                                                              -----------------------------------------------
                                                                 Year ended             For the period
                                                                December 31,           October 1, 2002
                                                              ----------------   (commencement of operations)
                                                               2004      2003        to December 31, 2002
                                                              -------   ------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................  $ 10.64   $ 8.38              $ 7.76
                                                              -------   ------              ------
OPERATIONS
 Net investment income(1)...................................     0.12+    0.04+               0.01
 Net unrealized and unrealized gain on investments..........     0.90     2.28                0.61
                                                              -------   ------              ------
                                                                 1.02     2.32                0.62
                                                              -------   ------              ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................    (0.06)   (0.06)                 --
 Distributions from net realized gains on investments.......       --       --                  --
                                                              -------   ------              ------
 Total distributions........................................    (0.06)   (0.06)                 --
                                                              -------   ------              ------
NET ASSET VALUE
 End of period..............................................  $ 11.60   $10.64              $ 8.38
                                                              =======   ======              ======
TOTAL RETURN(2).............................................     9.64%   27.71%               7.99%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)....................  $21,259   $6,516              $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     0.99%    0.98%               1.05%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................     0.99%    0.98%               1.05%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     0.97%    0.96%               1.05%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     1.08%    0.72%               0.59%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     1.10%    0.74%               0.59%(3)
 Portfolio turnover rate....................................    37.75%   26.89%              60.04%(4)
-------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
 +  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                               Diversified Bond Fund -- I Shares
                                                     ------------------------------------------------------
                                                                    Year Ended December 31,
                                                     ------------------------------------------------------
                                                       2004       2003       2002     2001(3)(4)   2000(4)
                                                     --------   --------   --------   ----------   --------
NET ASSET VALUE
 Beginning of year................................   $  11.69   $  11.56   $  11.06    $  10.74    $  10.18
                                                     --------   --------   --------    --------    --------
OPERATIONS
 Net investment income(1).........................       0.45+      0.47+      0.52+       0.57+       0.71
 Net realized and unrealized gain on
   investments....................................       0.09       0.16       0.45        0.16        0.49
                                                     --------   --------   --------    --------    --------
 Total from investment operations.................       0.54       0.63       0.97        0.73        1.20
                                                     --------   --------   --------    --------    --------
DISTRIBUTIONS
 Dividends from net investment income.............      (0.40)     (0.50)     (0.47)      (0.41)      (0.64)
 Distributions from net realized gains on
   investments....................................         --         --         --          --          --
                                                     --------   --------   --------    --------    --------
 Total distributions..............................      (0.40)     (0.50)     (0.47)      (0.41)      (0.64)
                                                     --------   --------   --------    --------    --------
NET ASSET VALUE
 End of year......................................   $  11.83   $  11.69   $  11.56    $  11.06    $  10.74
                                                     ========   ========   ========    ========    ========
TOTAL RETURN(2)...................................       4.65%      5.58%      8.97%       6.86%      12.35%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........   $833,489   $699,392   $628,639    $531,202    $284,479
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................       0.54%      0.55%      0.56%       0.65%       0.62%
   After repayments/reimbursements and before
     directed brokerage arrangements..............       0.54%      0.55%      0.56%       0.65%       0.62%
   After repayments/reimbursements and directed
     brokerage arrangements.......................       0.54%      0.55%      0.56%       0.65%       0.62%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................       3.85%      4.09%      4.61%       5.18%       7.14%
   After repayments/reimbursements and directed
     brokerage arrangements.......................       3.85%      4.09%      4.61%       5.18%       7.14%
 Portfolio turnover rate..........................     125.02%    197.49%    211.37%     341.70%     163.11%
-----------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the year, all dividends and distributions are reinvested and redemption on the last day of the year. Total returns do not reflect changes attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3) The fund has adopted the provisions of the AICPA Audit Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.25% to 5.18%. Per share data and ratios/supplemental data for periods prior to January 1, 2002 have not been restated to reflect this change in presentation.
(4) Financial information prior to April 27, 2001 is that of Long-Term Bond
    Fund.
 +  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                                     Diversified Bond Fund -- R Shares
                                                              ------------------------------------------------
                                                                 Year ended              For the period
                                                                December 31,            October 1, 2002
                                                              -----------------   (commencement of operations)
                                                               2004      2003         to December 31, 2002
                                                              -------   -------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................  $ 11.65   $ 11.55             $ 11.32
                                                              -------   -------             -------
OPERATIONS
 Net investment income(1)...................................     0.41+     0.23+               0.11+
 Net realized and unrealized gain on investments............     0.09      0.36                0.12
                                                              -------   -------             -------
 Total from investment operations...........................     0.50      0.59                0.23
                                                              -------   -------             -------
DISTRIBUTIONS
 Dividends from net investment income.......................    (0.36)    (0.49)                 --
 Distributions from net realized gains on investments.......       --        --                  --
                                                              -------   -------             -------
 Total distributions........................................    (0.36)    (0.49)                 --
                                                              -------   -------             -------
NET ASSET VALUE
 End of period..............................................  $ 11.79   $ 11.65             $ 11.55
                                                              =======   =======             =======
TOTAL RETURN(2).............................................     4.30%     5.24%               2.03%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)................  $28,343   $ 7,898             $     2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     0.89%     0.90%               0.91%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................     0.89%     0.90%               0.91%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     0.89%     0.90%               0.91%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................     3.50%     3.54%               3.94%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................     3.50%     3.54%               3.94%(3)
 Portfolio turnover rate....................................   125.02%   197.49%             211.37%(4)
--------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayment and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns are not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
 +  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2004

Shares                                         Value
--------------------------------------------------------
COMMON STOCKS -- 97.2%
ADVERTISING -- 0.3%
   115,501   WPP Group PLC................  $  1,267,948
                                            ------------
APPAREL & TEXTILES -- 0.3%
    22,118   LVMH Moet Hennessy Louis
             Vuitton SA#..................     1,687,183
                                            ------------
AUTOMOTIVE -- 4.0%
    59,675   Bayerische Motoren Werke AG..     2,681,964
    32,000   Bridgestone Corp.#...........       635,452
    52,348   DaimlerChrysler AG...........     2,498,647
    90,000   Honda Motor Co. Ltd. ........     4,652,001
    34,179   Renault SA#..................     2,847,803
   171,600   TI Automotive Ltd.(a)........             0
   160,700   Toyota Motor Corp. ..........     6,523,109
                                            ------------
                                              19,838,976
                                            ------------
BANKING -- 19.5%
   138,916   ABN AMRO Holding NV..........     3,665,107
    40,763   Allied Irish Banks PLC.......       847,027
   303,827   Allied Irish Banks PLC.......     6,280,409
   267,395   Australia & New Zealand
             Banking Group Ltd. ..........     4,295,242
   284,993   Banco Santander Central
             Hispano SA#..................     3,522,309
    32,595   Bank of Ireland..............       536,987
   348,000   Bank of Yokohama Ltd.........     2,188,338
   368,343   Barclays PLC.................     4,135,339
   178,362   BNP Paribas#.................    12,869,214
    60,027   Credit Agricole SA#..........     1,803,940
   148,494   Credit Suisse Group..........     6,220,870
    20,324   Deutsche Bank AG#............     1,797,123
    67,255   Fortis*......................     1,854,548
    81,200   Hang Seng Bank Ltd. .........     1,128,242
   115,749   HBOS PLC.....................     1,880,504
       346   Mitsubishi Tokyo Financial
             Group, Inc. .................     3,502,774
   230,000   Mitsui Trust Holdings,
             Inc.#........................     2,292,612

Shares                                         Value
--------------------------------------------------------
    48,254   National Australia Bank
             Ltd. ........................  $  1,084,939
   104,000   Oversea-Chinese Banking
             Corp. .......................       860,083
    14,723   Royal Bank of Canada#........       786,263
   407,218   Royal Bank of Scotland Group
             PLC..........................    13,668,542
   354,982   SanPaolo IMI SpA#............     5,093,716
       840   Sumitomo Mitsui Financial
             Group, Inc.#.................     6,091,697
    57,628   UBS AG.......................     4,815,802
   399,960   UniCredito Italiano SpA#.....     2,290,232
   319,000   United Overseas Bank Ltd. ...     2,696,765
                                            ------------
                                              96,208,624
                                            ------------
BUILDING & CONSTRUCTION -- 3.2%
   105,475   Arcelor#.....................     2,423,003
   236,000   Asahi Glass Co. Ltd.#........     2,595,931
    26,018   Bouygues#....................     1,197,499
   252,143   CRH PLC......................     6,724,123
    25,520   Lafarge SA#..................     2,452,797
    17,239   Travis Perkins PLC...........       572,363
                                            ------------
                                              15,965,716
                                            ------------
BUSINESS SERVICES & SUPPLIES -- 2.3%
   123,300   Canon, Inc.#.................     6,637,292
    72,000   Konica Minolta Holdings,
             Inc. ........................       953,178
   181,000   Ricoh Co. Ltd. ..............     3,483,277
                                            ------------
                                              11,073,747
                                            ------------
CHEMICALS -- 1.9%
    63,751   Bayer AG#....................     2,152,316
    57,090   Clariant AG..................       918,143
    22,709   DSM NV.......................     1,463,895
    39,400   Shin-Etsu Chemical Co.
             Ltd. ........................     1,610,825
   220,000   Sumitomo Chemical Co. Ltd. ..     1,075,051
   174,911   Yara International ASA*......     2,293,212
                                            ------------
                                               9,513,442
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
COMMERCIAL SERVICES -- 0.8%
   145,000   Dai Nippon Printing Co.
             Ltd. ........................  $  2,320,452
    16,001   European Aeronautic Defense
             and Space Co. ...............       463,319
    29,438   Securitas AB Class B.........       503,101
    65,000   Toppan Printing Co. Ltd.#....       719,410
                                            ------------
                                               4,006,282
                                            ------------
COMPUTERS & INFORMATION -- 0.3%
   232,000   Fujitsu Ltd.#................     1,506,317
                                            ------------
COSMETICS & PERSONAL CARE -- 1.1%
    86,000   Kao Corp. ...................     2,193,322
    44,161   L'Oreal SA#..................     3,338,755
                                            ------------
                                               5,532,077
                                            ------------
DISTRIBUTION & WHOLESALE -- 1.0%
    99,000   Esprit Holdings Ltd. ........       598,626
   366,000   Li & Fung Ltd. ..............       616,843
   211,000   Sumitomo Corp. ..............     1,815,672
   106,676   Wolseley PLC.................     1,989,591
                                            ------------
                                               5,020,732
                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
   215,500   Swire Pacific Ltd. ..........     1,802,117
   240,945   Tomkins PLC..................     1,173,654
                                            ------------
                                               2,975,771
                                            ------------
ELECTRICAL EQUIPMENT -- 0.9%
 2,655,000   Johnson Electric Holdings
             Ltd. ........................     2,578,897
   149,000   Mitsubishi Electric Corp. ...       728,103
   121,000   Sumitomo Electric Industries
             Ltd. ........................     1,313,297
                                            ------------
                                               4,620,297
                                            ------------

Shares                                         Value
--------------------------------------------------------
ELECTRONICS -- 1.4%
    58,000   Fanuc Ltd. ..................  $  3,782,731
    99,979   Koninklijke Philips
             Electronics NV...............     2,640,515
    12,000   Secom Co. Ltd. ..............       478,925
                                            ------------
                                               6,902,171
                                            ------------
ENTERTAINMENT & LEISURE -- 0.7%
    32,393   Carnival PLC.................     1,972,269
    13,300   Nintendo Co. Ltd. ...........     1,666,222
                                            ------------
                                               3,638,491
                                            ------------
FOOD, BEVERAGE & TOBACCO -- 7.6%
   194,926   British American Tobacco
             PLC..........................     3,351,701
   163,480   Cadbury Schweppes PLC........     1,519,034
   386,907   Coca-Cola Amatil Ltd.#.......     2,454,003
   272,982   Diageo PLC...................     3,885,831
    22,314   Heineken NV..................       740,964
       228   Japan Tobacco, Inc. .........     2,596,710
    48,518   Metro AG#....................     2,659,336
    30,907   Nestle SA....................     8,058,574
    75,151   Royal Numico NV..............     2,698,948
   881,778   Tesco PLC....................     5,435,493
    17,905   Unilever NV..................     1,195,661
   289,523   Unilever PLC.................     2,837,199
                                            ------------
                                              37,433,454
                                            ------------
FOREST PRODUCTS & PAPER -- 0.9%
   144,738   Stora Enso Oyj...............     2,208,152
    95,996   UPM-Kymmene Oyj..............     2,125,979
                                            ------------
                                               4,334,131
                                            ------------
HEALTHCARE -- 1.7%
    15,300   Hoya Corp. ..................     1,723,167
    51,345   Luxottica Group SpA#.........     1,041,196
   533,542   Smith & Nephew PLC...........     5,448,249
                                            ------------
                                               8,212,612
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
HOTELS & RESTAURANTS -- 0.4%
    88,451   Intercontinental Hotels Group
             PLC#.........................  $  1,097,245
    54,103   Whitbread PLC................       877,424
                                            ------------
                                               1,974,669
                                            ------------
HOUSEHOLD PRODUCTS -- 1.5%
    25,288   Electrolux AB Class B........       576,235
     9,599   Henkel KGaA..................       831,627
    55,000   Matsushita Electric
             Industrial Co. Ltd. .........       870,534
    83,600   Sony Corp. ..................     3,222,583
   174,000   Toto Ltd. ...................     1,656,498
                                            ------------
                                               7,157,477
                                            ------------
INDUSTRIAL MACHINERY -- 1.3%
    21,459   Atlas Copco AB#..............       965,100
   422,000   Komatsu Ltd. ................     2,945,332
    12,900   Nidec Corp. .................     1,568,393
     6,693   Schneider Electric SA#.......       463,888
    32,700   THK Co. Ltd.#................       646,170
                                            ------------
                                               6,588,883
                                            ------------
INSURANCE -- 6.1%
   210,979   Aviva PLC....................     2,538,400
    92,261   AXA#.........................     2,270,568
   356,058   ING Groep NV.................    10,729,226
        94   Millea Holdings, Inc. .......     1,390,831
   471,000   Mitsui Sumitomo Insurance Co.
             Ltd. ........................     4,080,502
   216,757   Prudential PLC...............     1,881,189
    61,681   Swiss Reinsurance............     4,384,162
    15,191   Zurich Financial Services
             AG*..........................     2,524,289
                                            ------------
                                              29,799,167
                                            ------------

Shares                                         Value
--------------------------------------------------------
MANUFACTURING -- 1.6%
    44,600   Fuji Photo Film Co. Ltd. ....  $  1,623,713
    41,027   Siemens AG#..................     3,464,477
   190,669   Smiths Group PLC.............     3,002,707
                                            ------------
                                               8,090,897
                                            ------------
METALS & MINING -- 0.9%
   170,000   Nippon Steel Corp. ..........       415,361
   134,690   Rio Tinto PLC................     3,955,839
                                            ------------
                                               4,371,200
                                            ------------
MULTIMEDIA -- 1.6%
    60,140   British Sky Broadcasting
             PLC..........................       647,531
    38,072   News Corp.#..................       727,993
   104,687   Reed Elsevier NV.............     1,421,400
   398,105   Reed Elsevier PLC............     3,664,816
    52,505   VNU NV.......................     1,544,482
                                            ------------
                                               8,006,222
                                            ------------
OIL & GAS -- 8.5%
   328,132   BG Group PLC.................     2,225,425
 1,032,893   BP PLC.......................    10,052,641
   519,961   ENI SpA#.....................    12,965,309
    53,700   Schlumberger, Ltd. ..........     3,595,215
    58,707   Total SA#....................    12,771,099
                                            ------------
                                              41,609,689
                                            ------------
PHARMACEUTICALS -- 9.6%
    22,171   Altana AG#...................     1,395,899
    62,468   AstraZeneca PLC..............     2,260,740
    73,800   Eisai Co. Ltd. ..............     2,420,968
   389,715   GlaxoSmithKline PLC..........     9,123,877
   171,910   Novartis AG..................     8,633,167
    59,713   Roche Holding AG.............     6,850,510
    39,600   Sankyo Co. Ltd. .............       892,378
    86,358   Sanofi-Aventis#..............     6,873,887

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
    34,595   Schering AG..................  $  2,576,188
   120,900   Takeda Pharmaceutical Co.
             Ltd. ........................     6,072,656
                                            ------------
                                              47,100,270
                                            ------------
REAL ESTATE -- 1.7%
   111,624   Cheung Kong Holdings Ltd. ...     1,116,556
   264,000   Henderson Land Development
             Co. Ltd.#....................     1,375,566
   566,680   Sun Hung Kai Properties
             Ltd. ........................     5,668,404
                                            ------------
                                               8,160,526
                                            ------------
RETAIL -- 2.1%
   137,946   GUS PLC......................     2,480,302
   294,252   Kingfisher PLC...............     1,746,191
    29,026   Next PLC.....................       917,555
    12,572   Pinault-Printemps-Redoute#...     1,253,429
   104,700   Seven-Eleven Japan Co.
             Ltd. ........................     3,291,940
    14,721   Shoppers Drug Mart Corp.*....       456,032
                                            ------------
                                              10,145,449
                                            ------------
SEMICONDUCTORS -- 0.2%
     9,000   Rohm Co. Ltd. ...............       928,648
                                            ------------
SOFTWARE -- 1.0%
   307,377   Sage Group PLC...............     1,191,025
    21,400   SAP AG#......................     3,806,551
                                            ------------
                                               4,997,576
                                            ------------
TELECOMMUNICATIONS -- 7.6%
   108,982   France Telecom SA#...........     3,593,805
       558   Nippon Telegraph & Telephone
             Corp. .......................     2,498,589
   101,102   Nokia OYJ....................     1,590,334
     1,000   NTT DoCoMo, Inc. ............     1,839,774
   202,795   Royal KPN NV.................     1,918,920
 2,142,000   Singapore Telecommunications
             Ltd..........................     3,122,985
    11,600   TDC A/S......................       489,200

Shares                                         Value
--------------------------------------------------------
   737,155   Telecom Italia SpA#..........  $  3,003,640
   414,040   Telefonica SA................     7,768,336
    93,400   Telenor ASA..................       844,512
 3,951,101   Vodafone Group PLC...........    10,692,215
                                            ------------
                                              37,362,310
                                            ------------
TRANSPORTATION -- 1.0%
       128   East Japan Railway Co. ......       710,211
   111,480   TPG NV.......................     3,015,192
       272   West Japan Railway Co. ......     1,096,155
                                            ------------
                                               4,821,558
                                            ------------
UTILITIES-ELECTRIC -- 3.3%
   107,346   E.ON AG......................     9,744,777
   102,270   Endesa SA#...................     2,393,678
   412,955   International Power PLC*.....     1,222,341
    65,364   National Grid Transco PLC....       621,128
    14,493   RWE AG.......................       798,501
    84,994   Scottish & Southern Energy
             PLC..........................     1,420,741
                                            ------------
                                              16,201,166
                                            ------------
UTILITIES-GAS -- 0.3%
   371,782   Centrica PLC.................     1,682,757
                                            ------------
TOTAL COMMON STOCKS
  (Cost $386,397,307).....................   478,736,435
                                            ------------
DEPOSITORY RECEIPTS -- 1.5%
ELECTRICAL EQUIPMENT -- 0.6%
    21,320   Samsung Electronics Co. Ltd.
             (GDR)(b).....................     3,091,400
                                            ------------
SEMICONDUCTORS -- 0.9%
   512,527   Taiwan Semiconductor
             Manufacturing Co. Ltd.
             (ADR)........................     4,351,354
                                            ------------
TOTAL DEPOSITORY RECEIPTS
  (Cost $6,791,668).......................     7,442,754
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
SHORT-TERM INVESTMENTS -- 20.4%
COLLATERAL FOR SECURITIES ON LOAN -- 18.8%
92,572,948   State Street Navigator
             Securities Lending Prime
             Portfolio 2.200%(c)(d)(e)....  $ 92,572,948
                                            ------------
MUTUAL FUND -- 1.6%
 7,751,799   Goldman Sachs Prime
             Obligations Fund 2.050%
             (c)..........................     7,751,799
                                            ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $100,324,747).....................   100,324,747
                                            ------------
TOTAL INVESTMENTS -- 119.1%
  (Cost $493,513,722).....................   586,503,936
                                            ------------
  Liabilities in excess of other
  assets -- (19.1)%.......................   (94,244,849)
                                            ------------
TOTAL NET ASSETS -- 100.0%................  $492,259,087
                                            ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
*  --  Non-income producing security.
#  --  Represents security, or portion thereof, on loan as of December 31, 2004.
(a) -- Represents a security which is fair-valued.
(b) -- 144A securities. Securities restricted for resale to Qualified Institutional Buyers.
(c) -- Rate quoted represents the seven day yield of the Fund.
(d) -- Indicates an affiliated issuer.
(e) -- Represents security purchased with cash collateral received for securities on loan.

SECURITY ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

Investments by Country
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2004

                            Percentage of
COUNTRY                      Net Assets
-----------------------------------------
United Kingdom                  23.10%
Japan                           20.80
France                          11.00
Switzerland                      8.70
Germany                          7.10
Netherlands                      6.50
Italy                            5.00
Hong Kong                        3.10
Ireland                          3.00
Spain                            2.80
Australia                        1.60
Singapore                        1.40

                            Percentage of
COUNTRY                      Net Assets
-----------------------------------------
Finland                          1.20
United States                    0.90
Taiwan                           0.90
Norway                           0.60
South Korea                      0.60
Luxembourg                       0.50
Sweden                           0.40
Belgium                          0.40
Canada                           0.30
Denmark                          0.10
                                -----
  Total                         100.0%
                                =====

INTERNATIONAL STOCK FUND                                 As of December 31, 2004

PORTFOLIO COUNTRY INFORMATION

Reflected as a percentage of total long-term investments

(BAR CHART)

United Kingdom                                                                   23.10
Japan                                                                            20.80
France                                                                           11.00
Switzerland                                                                       8.70
Germany                                                                           7.10
Netherlands                                                                       6.50
Italy                                                                             5.00
Hong Kong                                                                         3.10
Ireland                                                                           3.00
Spain                                                                             2.80
Australia                                                                         1.60
Singapore                                                                         1.40
Finland                                                                           1.20
Taiwan                                                                            0.90
United States                                                                     0.90
Norway                                                                            0.60
South Korea                                                                       0.60
Luxembourg                                                                        0.50
Sweden                                                                            0.40
Belgium                                                                           0.40
Canada                                                                            0.30
Denmark                                                                           0.10

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004


Shares                                         Value
--------------------------------------------------------
COMMON STOCKS -- 98.3%
ADVERTISING -- 0.3%
      1,797   Advo, Inc. .................  $     64,063
      3,226   Catalina Marketing Corp. ...        95,586
      2,633   Getty Images, Inc.*.........       181,282
         56   Grey Global Group, Inc.#....        61,600
      3,414   Harte-Hanks, Inc. ..........        88,696
         28   Marchex, Inc. Class B*#.....           588
      1,347   RH Donnelley Corp.*.........        79,540
      1,915   Sitel Corp.*................         4,711
      1,176   Valuevision Media, Inc.*#...        16,358
     30,458   Ventiv Health, Inc.*........       618,907
                                            ------------
                                               1,211,331
                                            ------------
AEROSPACE & DEFENSE -- 1.7%
      2,105   AAR Corp.*..................        28,670
     26,963   Alliant Techsystems,
              Inc.*.......................     1,762,841
     20,022   Armor Holdings, Inc.*.......       941,434
      3,741   BE Aerospace, Inc.*.........        43,545
      1,319   Curtiss-Wright Corp. .......        75,724
      1,550   DRS Technologies, Inc.*#....        66,200
        373   Ducommun, Inc.*#............         7,777
        885   EDO Corp. ..................        28,099
     21,186   Engineered Support Systems,
              Inc.#.......................     1,254,635
      1,380   Esterline Technologies
              Corp.*......................        45,057
      2,675   GenCorp, Inc.#..............        49,675
      7,309   Goodrich Corp. .............       238,566
        965   Heico Corp.#................        21,799
     57,080   Herley Industries, Inc.*....     1,161,007
     23,645   Innovative Solutions &
              Support, Inc.*#.............       788,797
      1,292   Kaman Corp. ................        16,344
      1,660   Moog, Inc.*.................        75,281
        400   MTC Technologies, Inc.*.....        13,428
     45,025   Orbital Sciences Corp.*#....       532,646


Shares                                         Value
--------------------------------------------------------
        254   Sequa Corp.*#...............  $     15,532
      2,215   Teledyne Technologies,
              Inc.*.......................        65,187
      5,712   Titan Corp.*................        92,534
        933   Triumph Group, Inc.*#.......        36,854
      2,886   United Defense Industries,
              Inc.*.......................       136,364
        639   United Industrial Corp.#....        24,755
                                            ------------
                                               7,522,751
                                            ------------
AIRLINES -- 0.5%
      5,335   Airtran Holdings, Inc.*#....        57,085
      1,663   Alaska Air Group, Inc.*#....        55,694
      2,199   America West Holdings Corp.
              Class B*#...................        14,469
      9,835   AMR Corp.*#.................       107,693
     92,291   Continental Airlines, Inc.
              Class B*#...................     1,249,620
      7,507   Delta Air Lines, Inc.*#.....        56,152
      2,039   ExpressJet Holdings,
              Inc.*.......................        26,262
      2,801   FLYi, Inc.*#................         4,958
      2,269   Frontier Airlines, Inc.*#...        25,889
      5,597   JetBlue Airways Corp.*......       129,962
      1,688   Mesa Air Group, Inc.*#......        13,403
      4,288   Northwest Airlines
              Corp.*#.....................        46,868
     30,992   Pinnacle Airlines Corp.*#...       432,029
      3,926   Skywest, Inc. ..............        78,756
                                            ------------
                                               2,298,840
                                            ------------
APPAREL & TEXTILES -- 1.6%
        500   Angelica Corp. .............        13,525
        341   Carter's, Inc.*.............        11,591
        198   Cherokee, Inc.#.............         6,985
        955   Columbia Sportswear Co.*....        56,928
     19,257   Deckers Outdoor Corp.*#.....       904,886
      1,478   DHB Industries, Inc.*#......        28,141
      1,121   G&K Services, Inc. .........        48,674
      1,107   Guess ?, Inc.*..............        13,893

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      1,843   Gymboree Corp.*.............  $     23,627
      1,189   Hartmarx Corp.*.............         9,239
      1,624   K-Swiss, Inc.#..............        47,291
      1,721   Kellwood Co. ...............        59,374
      6,830   Liz Claiborne, Inc. ........       288,294
     28,773   Oshkosh B'Gosh, Inc.#.......       615,742
        857   Oxford Industries, Inc.#....        35,394
        141   Perry Ellis International,
              Inc.*#......................         2,869
      1,691   Phillips-Van Heusen.........        45,657
      2,545   Polo Ralph Lauren Corp. ....       108,417
     56,639   Quiksilver, Inc.*#..........     1,687,276
      3,126   Reebok International,
              Ltd.........................       137,544
      1,578   Russell Corp. ..............        30,739
      1,157   Skechers U.S.A., Inc.*......        14,995
        594   Steven Madden Ltd.*.........        11,203
      2,329   Stride Rite Corp. ..........        26,015
      1,250   Timberland Co.*.............        78,338
        670   Unifirst Corp.#.............        18,948
    122,853   Warnaco Group, Inc.*........     2,653,625
         22   Weyco Group, Inc. ..........           974
      2,312   Wolverine World Wide,
              Inc. .......................        72,643
                                            ------------
                                               7,052,827
                                            ------------
AUTOMOTIVE -- 0.6%
        766   Aftermarket Technology
              Corp.*......................        12,333
      2,637   American Axle &
              Manufacturing Holdings,
              Inc. .......................        80,850
      4,273   ArvinMeritor, Inc. .........        95,587
        403   ASV, Inc.*#.................        19,304
      5,809   Autoliv, Inc. ..............       280,575
        797   Bandag, Inc.#...............        39,698
      3,480   BorgWarner, Inc. ...........       188,512
      1,677   Collins & Aikman Corp.*#....         7,312
        600   Commercial Vehicle Group,
              Inc.*#......................        13,098


Shares                                         Value
--------------------------------------------------------
      3,868   Cooper Tire & Rubber Co. ...  $     83,355
     10,099   Dana Corp. .................       175,016
      1,400   Exide Technologies*.........        19,292
      9,000   Goodyear Tire & Rubber
              Co.*#.......................       131,940
      2,328   Hayes Lemmerz International,
              Inc.*#......................        20,556
        763   Keystone Automotive
              Industries, Inc.*...........        17,740
     27,000   McLeod U.S.A., Inc.*(a).....             0
      1,593   Modine Manufacturing Co. ...        53,796
      3,776   Navistar International
              Corp.*#.....................       166,068
         90   Noble International Ltd. ...         1,835
     15,887   Oshkosh Truck Corp.#........     1,086,353
        423   Standard Motor Products,
              Inc. .......................         6,683
        163   Strattec Security Corp.*....        10,207
      1,450   Superior Industries
              International#..............        42,122
      2,691   Tenneco Automotive, Inc.*...        46,393
      3,594   Tower Automotive, Inc.*#....         8,590
      1,477   TRW Automotive Holdings
              Corp.*......................        30,574
      7,699   Visteon Corp.#..............        75,219
      1,854   Wabash National Corp.*......        49,928
                                            ------------
                                               2,762,936
                                            ------------
BANKING -- 4.4%
        703   1st Source Corp. ...........        17,934
        500   ABC Bancorp#................        10,500
        854   Alabama National
              Bancorporation..............        55,083
      1,756   Amcore Financial, Inc. .....        56,508
        660   AmericanWest Bancorp*.......        13,365
        640   Arrow Financial Corp.#......        19,840
      7,913   Associated Banc-Corp........       262,791

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        283   Bancfirst Corp. ............  $     22,351
      4,596   Bancorpsouth, Inc.#.........       112,005
        400   BancTrust Financial Group,
              Inc.#.......................         9,844
        797   Bank of Granite Corp. ......        16,657
      3,249   Bank of Hawaii Corp. .......       164,854
     16,495   Bank of the Ozarks, Inc.#...       561,325
        549   Banner Corp. ...............        17,123
      1,142   BOK Financial Corp.*........        55,684
     15,628   Boston Private Financial
              Holdings, Inc.#.............       440,241
        400   Bryn Mawr Bank Corp.#.......         8,796
        500   Camden National Corp.#......        19,705
        603   Capital City Bank Group,
              Inc.#.......................        25,205
        300   Capital Corp. of the West...        14,100
         40   Capital Crossing Bank*......         1,228
        600   Capitol Bancorp Ltd. .......        21,132
     20,741   Cascade Bancorp#............       419,383
     19,904   Cathay General Bancorp#.....       746,400
        400   Center Financial Corp. .....         8,008
        581   Central Coast Bancorp*......        13,415
      1,576   Central Pacific Financial
              Corp. ......................        57,004
        208   Century Bancorp, Inc.#......         6,136
      1,613   Chemical Financial Corp.#...        69,230
      2,941   Chittenden Corp. ...........        84,495
      2,526   Citizens Banking Corp. .....        86,768
        525   City Bank#..................        18,979
      1,134   City Holding Co.#...........        41,096
      2,505   City National Corp. ........       176,978
        677   Coastal Financial Corp.#....        12,971
        967   CoBiz, Inc.#................        19,630
      8,408   Colonial BancGroup, Inc. ...       178,502
        300   Columbia Bancorp............        10,257


Shares                                         Value
--------------------------------------------------------
      1,007   Columbia Banking System,
              Inc.#.......................  $     25,165
      3,765   Commerce Bancshares, Inc. ..       189,003
      1,624   Community Bank System,
              Inc. .......................        45,878
        739   Community Banks, Inc.#......        20,810
        971   Community Trust Bancorp,
              Inc. .......................        31,422
        992   Corus Bankshares, Inc. .....        47,626
      3,125   Cullen/Frost Bankers,
              Inc. .......................       151,875
      2,439   CVB Financial Corp.#........        64,780
     23,797   East-West Bancorp, Inc. ....       998,522
        500   EuroBancshares, Inc.*#......        10,500
        413   Farmers Capital Bank
              Corp. ......................        17,016
        428   Financial Institutions,
              Inc. .......................         9,951
        727   First Bancorp (North
              Carolina)#..................        19,753
      1,981   First Bancorp (Puerto
              Rico).......................       125,813
      1,005   First Busey Corp.#..........        20,974
      2,088   First Charter Corp.#........        54,643
        383   First Citizens BancShares,
              Inc. .......................        56,780
      4,718   First Commonwealth Financial
              Corp.#......................        72,610
        788   First Community Bancorp,
              Inc. .......................        33,648
        659   First Community Bancshares,
              Inc.#.......................        23,777
      2,037   First Financial Bancorp.....        35,647
        900   First Financial Bankshares,
              Inc. .......................        40,329
        980   First Financial Corp.#......        34,329
        769   First Indiana Corp.#........        17,310
      1,219   First Merchants Corp.#......        34,498
      2,778   First Midwest Bancorp,
              Inc. .......................       100,814
      3,815   First National Bankshares of
              Florida, Inc.#..............        91,178

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        450   First Oak Brook Bancshares,
              Inc. .......................  $     14,584
        150   First of Long Island
              Corp. ......................         7,567
        786   First Republic Bank.........        41,658
        400   First State
              Bancorporation..............        14,704
      5,372   FirstMerit Corp. ...........       153,048
      3,122   FNB Corp. (Pennsylvania)#...        63,564
        443   FNB Corp. (Virginia)........        12,563
      4,012   Fremont General Corp.#......       101,022
      9,371   Frontier Financial Corp.#...       361,814
      7,571   Fulton Financial Corp.#.....       176,480
        375   GB&T Bancshares, Inc. ......         9,045
        577   German American Bancorp#....         9,290
      1,416   Glacier Bancorp, Inc. ......        48,201
      2,276   Gold Banc Corp., Inc. ......        33,275
        674   Great Southern Bancorp,
              Inc.#.......................        23,590
      3,063   Greater Bay Bancorp#........        85,396
      1,862   Hancock Holding Co. ........        62,303
     11,046   Hanmi Financial Corp.#......       396,993
      1,691   Harleysville National
              Corp. ......................        44,981
        600   Heartland Financial USA,
              Inc.#.......................        12,066
      9,615   Hibernia Corp. .............       283,739
      2,758   Hudson United Bancorp.......       108,610
        485   IBERIABANK Corp.#...........        32,185
     17,224   Independent Bank Corp.
              (Massachusetts)#............       581,310
      1,216   Independent Bank Corp.
              (Michigan)..................        36,273
        980   Integra Bank Corp. .........        22,648
        813   Interchange Financial
              Services Corp. (New
              Jersey).....................        21,073
      2,106   International Bancshares
              Corp. ......................        82,934
      4,033   Investors Financial Services
              Corp.#......................       201,569


Shares                                         Value
--------------------------------------------------------
      1,138   Irwin Financial Corp.#......  $     32,308
        693   Lakeland Bancorp, Inc.#.....        12,162
        300   Lakeland Financial Corp. ...        11,910
        540   Macatawa Bank Corp. ........        17,437
        964   Main Street Banks, Inc. ....        33,673
        520   MainSource Financial Group,
              Inc.#.......................        12,412
      1,057   MB Financial Corp. .........        44,553
        928   MBT Financial Corp.#........        21,595
        315   Mercantile Bank Corp. ......        12,442
      4,891   Mercantile Bankshares
              Corp. ......................       255,310
      1,706   Mid-State Bancshares#.......        48,877
        577   Midwest Banc Holdings,
              Inc.#.......................        12,619
     43,727   Nara Bancorp, Inc.#.........       930,073
      2,198   National Penn Bancshares,
              Inc.#.......................        60,885
        400   NBC Capital Corp. ..........        10,628
      2,305   NBT Bancorp, Inc. ..........        59,285
      4,380   Old National Bancorp........       113,267
        760   Old Second Bancorp, Inc. ...        24,229
        582   Omega Financial Corp. ......        19,951
      1,066   Oriental Financial Group#...        30,176
     14,814   Pacific Capital Bancorp#....       503,528
        849   Park National Corp. ........       115,039
        483   Peapack Gladstone Financial
              Corp.#......................        15,239
        484   Pennrock Financial Services
              Corp.#......................        18,832
        640   Peoples Bancorp, Inc. ......        17,555
        450   Peoples Holding Co.#........        14,895
        900   PrivateBancorp, Inc. .......        29,007
        926   Prosperity Bancshares,
              Inc.#.......................        27,048
      2,116   Provident Bankshares
              Corp. ......................        76,959
     27,270   R-G Financial Corp. Class
              B...........................     1,060,258
        544   Republic Bancorp, Inc.
              (Kentucky)..................        13,981

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      4,284   Republic Bancorp, Inc.
              (Michigan)..................  $     65,460
        921   Riggs National Corp.#.......        19,580
        262   Royal Bancshares of
              Pennsylvania#...............         7,083
      1,376   S&T Bancorp, Inc. ..........        51,861
        987   Sandy Spring Bancorp,
              Inc.#.......................        37,832
        427   Santander BanCorp...........        12,878
        462   SCBT Financial Corp. .......        15,509
        691   Seacoast Banking Corp. of
              Florida.....................        15,375
        203   Security Bank Corp. ........         8,120
        173   Signature Bank*#............         5,598
     20,237   Silicon Valley
              Bancshares*.................       907,022
      1,057   Simmons First National
              Corp. ......................        30,600
      6,286   Sky Financial Group,
              Inc. .......................       180,220
        179   Smithtown Bancorp, Inc.#....         5,683
     38,334   South Financial Group,
              Inc. .......................     1,247,005
        505   Southern Community Financial
              Corp. ......................         5,227
        551   Southside Bancshares,
              Inc. .......................        12,590
      4,376   Southwest Bancorp of Texas,
              Inc. .......................       101,917
        600   Southwest Bancorp, Inc. ....        14,688
        446   State Bancorp, Inc. ........        12,265
        300   State Financial Services
              Corp. ......................         9,030
      1,146   Sterling Bancorp#...........        32,374
      2,921   Sterling Bancshares,
              Inc.#.......................        41,683
      1,482   Sterling Financial Corp.#...        42,489
        670   Suffolk Bancorp#............        23,336
        551   Sun Bancorp, Inc.*..........        13,764
      2,941   Susquehanna Bancshares,
              Inc. .......................        73,378
        570   SY Bancorp, Inc. ...........        13,737
        182   Taylor Capital Group,
              Inc. .......................         6,097


Shares                                         Value
--------------------------------------------------------
      8,778   TCF Financial Corp. ........  $    282,125
      1,510   Texas Capital Bancshares,
              Inc.*.......................        32,646
      2,434   Texas Regional Bancshares,
              Inc. .......................        79,543
        225   The Bancorp, Inc.*..........         3,606
        519   Tompkins Trustco, Inc. .....        27,761
        600   Trico Bancshares............        14,040
      5,098   Trustco Bank Corp.#.........        70,301
      2,893   Trustmark Corp. ............        89,886
      2,811   UCBH Holdings, Inc. ........       128,800
      1,054   UMB Financial Corp. ........        59,720
      2,749   Umpqua Holdings Corp.#......        69,302
        400   Union Bankshares Corp. .....        15,372
      2,185   United Bankshares, Inc. ....        83,358
      1,800   United Community Banks,
              Inc.#.......................        48,474
        560   Univest Corp. of
              Pennsylvania#...............        25,771
      1,330   Unizan Financial Corp.#.....        35,045
        845   USB Holding Co., Inc.#......        21,041
      6,052   Valley National Bancorp.....       167,338
        381   Virginia Commerce Bancorp,
              Inc.*#......................        10,790
        400   Virginia Financial Group,
              Inc. .......................        14,664
      4,624   W Holding Co., Inc. ........       106,067
        895   Washington Trust Bancorp,
              Inc.#.......................        26,232
      3,180   Webster Financial Corp. ....       161,035
      1,250   WesBanco, Inc. .............        39,963
      1,037   West Bancorporation,
              Inc.#.......................        18,262
      1,113   West Coast Bancorp..........        28,281
      1,992   Westamerica Bancorporation..       116,154
     10,153   Western Sierra Bancorp*#....       389,418
      2,502   Whitney Holding Corp. ......       112,565
      4,099   Wilmington Trust Corp. .....       148,179

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
     38,778   Wilshire Bancorp, Inc.*#....  $    641,388
      1,209   Wintrust Financial Corp. ...        68,865
        578   Yardville National
              Bancorp.....................        19,802
                                            ------------
                                              19,116,987
                                            ------------
BIOTECHNOLOGY -- 2.1%
      3,701   Affymetrix, Inc.*#..........       135,272
      1,700   Aksys Ltd.*#................         9,452
     21,602   Alexion Pharmaceuticals,
              Inc.*#......................       544,370
      4,842   Applera Corp.-Celera
              Genomics Group*.............        66,577
    188,200   Arena Pharmaceuticals,
              Inc.*#......................     1,259,058
      3,113   Ariad Pharmaceuticals,
              Inc.*#......................        23,130
      4,324   Avant Immunotherapeutics,
              Inc.*.......................         8,691
      3,212   Axonyx, Inc.*...............        19,914
      1,150   Bio-Rad Laboratories,
              Inc.*.......................        65,975
      1,776   Cambrex Corp.#..............        48,130
        532   CancerVax Corp.*#...........         5,772
      2,405   Cell Genesys, Inc.*#........        19,480
      3,716   Charles River Laboratories
              International, Inc.*#.......       170,973
      1,516   Ciphergen Biosystems,
              Inc.*.......................         6,519
        150   Corgentech, Inc.*#..........         1,242
      3,091   CuraGen Corp.*#.............        22,132
      3,300   Curis, Inc.*................        17,226
     14,678   Cytogen Corp.*#.............       169,091
     35,606   deCODE genetics, Inc.*#.....       278,083
        834   Digene Corp.*#..............        21,809
     32,278   Diversa Corp.*#.............       282,110
      3,361   Encysive Pharmaceuticals,
              Inc.*#......................        33,375
      1,604   Enzo Biochem, Inc.*#........        31,230


Shares                                         Value
--------------------------------------------------------
      2,704   Enzon Pharmaceuticals,
              Inc.*#......................  $     37,099
    197,900   Exact Sciences Corp.*.......       755,978
     48,247   Exelixis, Inc.*#............       458,346
      4,300   Genaera Corp.*..............        14,706
      6,665   Genelabs Technologies*#.....         7,998
        506   Genencor International,
              Inc.*.......................         8,298
      2,603   Geron Corp.*#...............        20,746
        183   GTx, Inc.*#.................         2,469
    118,800   Human Genome Sciences,
              Inc.*#......................     1,427,976
      3,556   ICOS Corp.*#................       100,564
      2,275   Illumina, Inc.*.............        21,567
      2,488   Immunogen, Inc.*............        21,994
      2,838   Immunomedics, Inc.*#........         8,628
      3,363   Incyte Corp.*...............        33,596
      1,385   Integra LifeSciences
              Holdings Corp.*.............        51,148
      1,759   InterMune, Inc.*............        23,324
      3,220   Invitrogen Corp.*...........       216,159
     35,669   Keryx Biopharmaceuticals,
              Inc.*#......................       412,690
      1,070   Kosan Biosciences, Inc.*....         7,415
      4,391   Lexicon Genetics, Inc.*#....        34,052
      1,584   Lifecell Corp.*.............        16,188
        280   Marshall Edwards, Inc.*#....         2,505
      1,680   Martek Biosciences
              Corp.*#.....................        86,016
      1,726   Maxim Pharmaceuticals,
              Inc.*#......................         5,213
      1,458   Maxygen, Inc.*..............        18,648
      3,087   Millipore Corp.*............       153,763
        192   Myogen, Inc.*#..............         1,549
     29,728   Myriad Genetics, Inc.*#.....       669,177
      2,630   Nanogen, Inc.*#.............        19,357
      5,134   Nektar Therapeutics*........       103,912
      1,700   Neose Technologies, Inc.*...        11,424

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        939   Northfield Laboratories,
              Inc.*#......................  $     21,174
      3,726   Oscient Pharmaceuticals
              Corp.*......................        13,600
      7,211   Peregrine Pharmaceuticals,
              Inc.*.......................         8,437
      2,454   Praecis Pharmaceuticals,
              Inc.*.......................         4,663
      5,616   Protein Design Labs,
              Inc.*#......................       116,027
      1,500   Regeneration Technologies,
              Inc.*#......................        15,720
      2,334   Regeneron Pharmaceuticals,
              Inc.*#......................        21,496
      1,584   Seattle Genetics, Inc.*.....        10,344
     19,384   Serologicals Corp.*#........       428,774
      2,637   SuperGen, Inc.*#............        18,591
     17,494   Telik, Inc.*#...............       334,835
        281   Tercica, Inc.*#.............         2,813
      1,285   Third Wave Technologies,
              Inc.*#......................        11,051
      2,089   Transkaryotic Therapies,
              Inc.*#......................        53,040
      5,290   Vertex Pharmaceuticals,
              Inc.*#......................        55,915
                                            ------------
                                               9,108,596
                                            ------------
BUILDING & CONSTRUCTION -- 2.3%
        527   Aaon, Inc.*.................         8,469
      1,204   Apogee Enterprises, Inc. ...        16,146
        809   Beazer Homes USA, Inc.#.....       118,284
      1,000   Brookfield Homes Corp. .....        33,900
      4,611   Champion Enterprises,
              Inc.*.......................        54,502
        875   Coachmen Industries,
              Inc.#.......................        15,190
      1,259   Comfort Systems USA, Inc.*..         9,669
        178   Dominion Homes, Inc.*.......         4,490
        360   Drew Industries, Inc.*......        13,021
     27,289   Dycom Industries, Inc.*.....       832,860
      9,578   Eagle Materials, Inc.#......       827,060


Shares                                         Value
--------------------------------------------------------
      1,220   ElkCorp.....................  $     41,748
        948   EMCOR Group, Inc.*..........        42,831
      3,478   Fleetwood Enterprises,
              Inc.*.......................        46,814
      1,811   Florida Rock Industries,
              Inc. .......................       107,809
      5,150   Fluor Corp.#................       280,727
        767   Genlyte Group, Inc.*........        65,717
      2,212   Granite Construction,
              Inc. .......................        58,839
      1,962   Hovnanian Enterprises,
              Inc.*.......................        97,158
      1,430   Insituform Technologies,
              Inc.*.......................        32,418
      3,554   Jacobs Engineering Group,
              Inc.*.......................       169,846
      2,170   KB Home.....................       226,548
      2,159   Lafarge North America,
              Inc. .......................       110,800
        318   Layne Christensen Co.*......         5,772
      3,006   Lennox International,
              Inc. .......................        61,172
        957   Levitt Corp.*...............        29,255
      1,194   LSI Industries, Inc. .......        13,671
        686   M/I Homes, Inc.#............        37,805
      2,972   Martin Marietta Materials,
              Inc. .......................       159,478
      1,413   MDC Holdings, Inc. .........       122,140
        586   Meritage Homes Corp.*#......        66,042
      1,757   Monaco Coach Corp. .........        36,141
      1,265   NCI Building Systems,
              Inc.*.......................        47,438
        325   NVR, Inc.*..................       250,055
        980   Palm Harbor Homes, Inc.*#...        16,542
     21,519   Perini Corp.*...............       359,152
      3,046   Ryland Group, Inc. .........       175,267
    118,484   Shaw Group, Inc.*#..........     2,114,939
     16,316   Simpson Manufacturing Co.,
              Inc. .......................       569,428
        354   Skyline Corp. ..............        14,443
      2,063   Standard-Pacific Corp. .....       132,321
        714   Technical Olympic USA,
              Inc.#.......................        18,121
      1,421   Texas Industries, Inc. .....        88,642
     26,163   Thor Industries, Inc.#......       969,339

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      2,974   Toll Brothers, Inc.*#.......  $    204,046
      5,075   Trex Co., Inc.*#............       266,133
        128   U.S. Concrete, Inc.*........           982
      1,009   Universal Forest Products,
              Inc. .......................        43,791
      1,967   URS Corp.*..................        63,141
      1,963   USG Corp.*#.................        79,050
      1,600   Washington Group
              International, Inc.*#.......        66,000
      2,100   WCI Communities, Inc.*......        61,740
        300   William Lyon Homes, Inc.*#..        21,072
     19,403   Winnebago Industries#.......       757,881
      2,701   York International Corp. ...        93,293
                                            ------------
                                              10,159,138
                                            ------------
BUSINESS SERVICES & SUPPLIES -- 1.5%
      1,356   Administaff, Inc.*..........        17,099
        838   CDI Corp. ..................        17,916
        498   Compx International,
              Inc.#.......................         8,232
      1,300   Cross Country Healthcare,
              Inc.*#......................        23,504
        200   General Binding Corp.*......         2,628
      1,476   Gevity HR, Inc. ............        30,347
      1,321   Global Imaging Systems,
              Inc.*.......................        52,180
      3,969   Heidrick & Struggles
              International, Inc.*#.......       136,018
      4,444   Herman Miller, Inc.#........       122,788
      2,359   Hewitt Associates, Inc.*....        75,512
      3,600   HNI Corp. ..................       154,980
        631   Hudson Highland Group,
              Inc.*#......................        18,173
    135,096   IKON Office Solutions,
              Inc.#.......................     1,561,710
      1,000   Imagistics International,
              Inc.*.......................        33,660
    134,684   Interface, Inc.*............     1,342,799
      1,236   Kelly Services, Inc.#.......        37,302


Shares                                         Value
--------------------------------------------------------
      1,610   Kforce, Inc.*...............  $     17,871
     64,583   Korn/Ferry
              International*#.............     1,340,097
      2,929   Labor Ready, Inc.*#.........        49,559
        400   Medical Staffing Network
              Holdings, Inc.*.............         3,276
      6,366   MPS Group, Inc.*............        78,047
     27,303   Resources Connection,
              Inc.*#......................     1,482,826
      4,251   Spherion Corp.*.............        35,708
      2,636   Steelcase, Inc. ............        36,482
                                            ------------
                                               6,678,714
                                            ------------
CHEMICALS -- 2.0%
        900   Aceto Corp. ................        17,136
     63,800   Agrium, Inc. ...............     1,075,030
      3,690   Airgas, Inc. ...............        97,822
      2,063   Albemarle Corp. ............        79,859
         83   American Vanguard Corp.#....         3,053
      1,280   Arch Chemicals, Inc.#.......        36,838
      4,318   Ashland, Inc. ..............       252,085
      3,866   Cabot Corp.*................       149,537
     17,362   Cabot Microelectronics
              Corp.#......................       695,348
    146,703   Crompton Corp. .............     1,731,095
      2,543   Cytec Industries, Inc. .....       130,761
      4,777   Eastman Chemical Co. .......       275,776
      7,654   Engelhard Corp. ............       234,748
      2,530   Ferro Corp. ................        58,671
      2,347   FMC Corp.*..................       113,360
      1,717   Georgia Gulf Corp. .........        85,507
      3,103   Great Lakes Chemical
              Corp. ......................        88,405
      1,980   HB Fuller Co. ..............        56,450
      7,069   Hercules, Inc.*.............       104,975
      5,258   International Flavors &
              Fragrances, Inc. ...........       225,253
        370   Kronos Worldwide, Inc.#.....        15,090
      3,866   Lubrizol Corp. .............       142,501
     11,750   Lyondell Chemical Co. ......       339,810

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      1,761   MacDermid, Inc. ............  $     63,572
      1,321   Minerals Technologies,
              Inc.#.......................        88,111
        900   NewMarket Corp.*............        17,910
     20,141   NL Industries...............       445,116
        641   Octel Corp. ................        13,339
      4,298   Olin Corp. .................        94,642
      1,934   OM Group, Inc.*.............        62,700
      2,341   Omnova Solutions, Inc.*.....        13,156
      6,152   PolyOne Corp.*..............        55,737
        406   Quaker Chemical Corp. ......        10,085
      7,207   RPM International, Inc.#....       141,690
      1,988   Schulman A, Inc. ...........        42,563
      3,007   Sensient Technologies
              Corp. ......................        72,138
      4,300   Sigma-Aldrich Corp. ........       259,978
      1,695   Spartech Corp. .............        45,918
        273   Stepan Co. .................         6,650
      1,578   Symyx Technologies*.........        47,466
      2,863   Terra Industries, Inc.*#....        25,423
     51,865   The Mosaic Co.*#............       846,437
      1,700   UAP Holding Corp.*..........        29,359
        648   Valhi, Inc.#................        10,426
      3,130   Valspar Corp. ..............       156,531
      1,873   Wellman, Inc.#..............        20,022
        700   Westlake Chemical Corp. ....        23,380
      3,868   WR Grace & Co.*#............        52,644
                                            ------------
                                               8,654,103
                                            ------------
COMMERCIAL SERVICES -- 2.4%
     31,225   Aaron Rents, Inc.#..........       780,625
      2,137   ABM Industries, Inc. .......        42,142
        595   ACE Cash Express, Inc.*#....        17,648
      5,488   Adesa, Inc. ................       116,455
      1,000   Advisory Board Co.*.........        36,880
      1,722   Albany Molecular Research,
              Inc.*.......................        19,183
      2,379   Alderwoods Group, Inc.*.....        27,073


Shares                                         Value
--------------------------------------------------------
      2,758   Alliance Data Systems
              Corp.*......................  $    130,950
     10,386   Arbitron, Inc.*.............       406,923
      1,671   Banta Corp. ................        74,794
     10,676   BearingPoint, Inc.*.........        85,728
      2,343   Bowne & Co., Inc. ..........        38,097
      1,367   Central Parking Corp.#......        20,710
      3,917   Century Business Services,
              Inc.*.......................        17,078
      6,735   Charles River Associates,
              Inc.*#......................       314,996
        854   Chemed Corp. ...............        57,312
      5,500   ChoicePoint, Inc.*..........       252,945
        900   Clark, Inc.*................        13,968
      1,512   Coinstar, Inc.*#............        40,567
     12,158   Consolidated Graphics,
              Inc.*#......................       558,052
      8,824   Convergys Corp.*............       132,272
        484   Cornell Cos, Inc.*#.........         7,347
      2,463   Corporate Executive Board
              Co. ........................       164,873
      6,908   Corrections Corp. of
              America*....................       279,429
      7,050   CoStar Group, Inc.*#........       325,569
      3,103   Deluxe Corp. ...............       115,835
        817   DiamondCluster
              International, Inc.*........        11,708
      1,628   Dollar Thrifty Automotive
              Group*......................        49,166
      1,323   Electro Rent Corp.*.........        18,826
        800   Enersys.....................        12,200
      8,016   Equifax, Inc. ..............       225,250
     43,964   Euronet Worldwide, Inc.*....     1,143,943
        137   Exponent, Inc.*.............         3,766
         70   First Advantage Corp.*#.....         1,428
        796   Forrester Research, Inc.*...        14,280
     32,722   FTI Consulting, Inc.*#......       689,453
     19,257   Gartner, Inc.*#.............       239,942
        618   Geo Group, Inc.*............        16,426

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        161   Greg Manning Auctions,
              Inc.*#......................  $      1,993
     25,796   Healthcare Services Group#..       537,589
        600   Insurance Auto Auctions,
              Inc.*.......................        13,452
      2,041   Integrated Electrical
              Services, Inc.*#............         9,878
      2,442   Interactive Data Corp.*.....        53,089
        600   iPayment, Inc.*#............        29,712
      6,804   Iron Mountain, Inc.*........       207,454
      2,300   Jackson Hewitt Tax Service,
              Inc. .......................        58,075
        522   Landauer, Inc. .............        23,855
        998   LECG Corp.*#................        18,613
      1,627   Magellan Health Services,
              Inc.*.......................        55,578
        996   MAXIMUS, Inc.*..............        30,996
        511   Mcgrath Rentcorp............        22,285
        995   Midas, Inc.*................        19,900
        600   Monro Muffler, Inc.*........        15,180
      2,949   Navigant Consulting,
              Inc.*.......................        78,443
      1,650   NCO Group, Inc.*............        42,652
      9,649   Parexel International
              Corp.*#.....................       195,875
        413   PDI, Inc.*..................         9,202
      2,915   Pharmaceutical Product
              Development, Inc.*..........       120,360
        620   Pre-Paid Legal Services,
              Inc.#.......................        23,281
      2,693   PRG-Schultz International,
              Inc.*#......................        13,546
        184   Proxymed, Inc.*#............         1,807
      4,617   Quanta Services, Inc.*#.....        36,936
      4,228   Rent-A-Center, Inc.*........       112,042
      1,102   Rent-Way, Inc.*#............         8,827
      1,300   Rewards Network, Inc.*#.....         9,100
      1,170   Rollins, Inc. ..............        30,794
     20,251   Service Corp.
              International*..............       150,870
     17,910   ServiceMaster Co. ..........       246,979


Shares                                         Value
--------------------------------------------------------
      9,258   SFBC International,
              Inc.*#......................  $    365,691
      3,054   Sotheby's Holdings*.........        55,461
        752   Source Interlink Companies,
              Inc.*.......................         9,987
      1,029   Sourcecorp*.................        19,664
        717   Startek, Inc. ..............        20,399
      6,695   Stewart Enterprises,
              Inc.*.......................        46,798
      2,430   TeleTech Holdings, Inc.*....        23,547
         81   TNS, Inc.*..................         1,770
      2,671   United Rentals, Inc.*.......        50,482
     28,831   Valassis Communications,
              Inc.*#......................     1,009,373
        449   Vertrue, Inc.*#.............        16,959
      1,378   Viad Corp. .................        39,259
        496   Volt Information Sciences,
              Inc.*.......................        14,577
      2,168   Watson Wyatt & Co.
              Holdings....................        58,428
      2,475   Weight Watchers
              International, Inc.*#.......       101,648
                                            ------------
                                              10,516,245
                                            ------------
COMPUTERS & INFORMATION -- 2.9%
      2,200   ActivCard Corp.*............        19,580
      4,268   Advanced Digital Information
              Corp.*......................        42,765
      1,944   Agilysys, Inc. .............        33,320
        349   Ansoft Corp.*#..............         7,050
     10,836   Anteon International
              Corp.*#.....................       453,595
      7,821   BISYS Group, Inc.*..........       128,655
    242,934   Brocade Communications
              Systems, Inc.*#.............     1,856,016
      9,144   CACI International,
              Inc.*#......................       622,981
     16,910   Cadence Design Systems,
              Inc.*.......................       233,527
      1,553   Carreker Corp.*.............        13,356
        374   Catapult Communications
              Corp.*......................         9,036

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      8,857   Ceridian Corp.*.............  $    161,906
      3,140   Ciber, Inc.*#...............        30,270
      8,070   Cognizant Technology
              Solutions Corp.*............       341,603
     33,623   Covansys Corp.*.............       514,432
      4,800   Cray, Inc.*#................        22,368
        770   Cyberguard Corp.*...........         4,851
      4,433   Diebold, Inc. ..............       247,051
        425   Digimarc Corp.*#............         3,961
      2,400   Dot Hill Systems Corp.*.....        18,816
        549   Drexler Technology
              Corp.*#.....................         5,759
     86,650   Echelon Corp.*#.............       731,326
      2,968   Electronics for Imaging*....        51,673
      1,273   Factset Research Systems,
              Inc.#.......................        74,394
     13,728   Gateway, Inc.*#.............        82,505
      1,623   Hutchinson Technology,
              Inc.*#......................        56,107
      1,200   iGate Corp.*................         4,860
      2,430   Imation Corp. ..............        77,347
      2,486   InFocus Corp.*..............        22,772
     25,493   Intergraph Corp.*...........       686,527
      2,279   InterVoice, Inc.*...........        30,425
      3,323   Iomega Corp.*#..............        18,409
      4,506   Jack Henry & Associates,
              Inc. .......................        89,715
        400   Kanbay International,
              Inc.*.......................        12,520
      1,748   Komag, Inc.*................        32,827
     17,754   Kronos, Inc.*...............       907,762
      4,150   Lexar Media, Inc.*#.........        32,536
      1,500   Magma Design Automation,
              Inc.*#......................        18,840
      1,552   Manhattan Associates,
              Inc.*.......................        37,062
    130,548   Maxtor Corp.*...............       691,904
        285   Maxwell Technologies,
              Inc.*#......................         2,890
      7,031   McData Corp.*#..............        41,905


Shares                                         Value
--------------------------------------------------------
      4,425   Mentor Graphics Corp.*#.....  $     67,658
      1,471   Mercury Computer Systems,
              Inc.*#......................        43,659
     15,838   Micros Systems, Inc.*.......     1,236,314
      1,922   Mobility Electronics,
              Inc.*#......................        16,491
      1,453   MTS Systems Corp. ..........        49,126
      3,157   National Instruments
              Corp.*......................        86,028
        800   Ness Technologies, Inc.*#...        11,920
      1,196   Netscout Systems, Inc.*.....         8,348
        600   Overland Storage, Inc.*.....        10,014
      2,584   PalmOne, Inc.*#.............        81,525
        442   Pec Solutions, Inc.*........         6,263
     33,294   Perot Systems Corp.*........       533,703
      9,562   Quantum Corp.*#.............        25,052
      1,321   Radisys Corp.*#.............        25,826
      3,699   Reynolds & Reynolds Co. ....        98,061
         98   SI International, Inc.*.....         3,015
     17,528   Silicon Graphics, Inc.*#....        30,323
      5,492   Silicon Storage Technology,
              Inc.*#......................        32,677
     54,115   SimpleTech, Inc.*...........       248,929
      6,895   SRA International, Inc.*#...       442,659
      6,407   Storage Technology Corp.*...       202,525
     13,178   Stratasys, Inc.*#...........       442,254
      1,417   SYKES Enterprises, Inc.*....         9,848
      1,080   Synaptics, Inc.*............        33,026
        413   Syntel, Inc.#...............         7,244
      8,280   Talx Corp.#.................       213,541
        800   Tier Technologies, Inc.
              Class B*....................         7,400
        573   Transact Technologies,
              Inc.*#......................        12,239
      2,792   Tyler Technologies, Inc.*...        23,341
     12,377   Western Digital Corp.*......       134,167
     10,907   Xybernaut Corp.*#...........        13,416
                                            ------------
                                              12,631,796
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
CONTAINERS & PACKAGING -- 0.6%
        321   Anchor Glass Container
              Corp.#......................  $      2,157
      6,954   Ball Corp. .................       305,837
      6,394   Bemis Co. ..................       186,002
      1,088   Chesapeake Corp. ...........        29,550
      9,769   Crown Holdings, Inc.*.......       134,226
      3,649   Graphic Packaging Corp.*#...        26,273
        796   Greif, Inc. ................        44,576
      9,367   Mobile Mini, Inc.*#.........       309,486
      6,531   Owens-Illinois, Inc.*.......       147,927
      3,931   Packaging Corp. of
              America.....................        92,575
      9,453   Pactiv Corp.*...............       239,066
        664   Silgan Holdings, Inc. ......        40,477
     39,500   Smurfit-Stone Container
              Corp.*......................       737,860
      6,155   Sonoco Products Co. ........       182,496
                                            ------------
                                               2,478,508
                                            ------------
COSMETICS & PERSONAL CARE -- 0.0%
        903   Chattem, Inc.*..............        29,889
        320   DEL Laboratories, Inc.*#....        11,120
      1,035   Elizabeth Arden, Inc.*......        24,571
        247   Inter Parfums, Inc.#........         3,927
      9,006   Revlon, Inc.*...............        20,714
        133   Water Pik Technologies,
              Inc.*.......................         2,358
                                            ------------
                                                  92,579
                                            ------------
DISTRIBUTION & WHOLESALE -- 1.0%
        957   Advanced Marketing
              Services#...................         9,627
      1,507   Aviall, Inc.*...............        34,616
        800   Beacon Roofing Supply,
              Inc.*.......................        15,888
      1,162   Brightpoint, Inc.*#.........        22,706
        625   Building Material Holding
              Corp.#......................        23,931


Shares                                         Value
--------------------------------------------------------
        780   Central European
              Distribution Corp.*#........  $     23,041
      3,783   Fastenal Co. ...............       232,881
      1,385   Handleman Co.#..............        29,750
      3,984   Hughes Supply, Inc. ........       128,882
      7,362   Ingram Micro, Inc.*.........       153,130
        459   LKQ Corp.*..................         9,212
     27,893   Navarre Corp.*#.............       490,917
        265   Nuco2, Inc.*................         5,880
     19,170   Owens & Minor, Inc.#........       540,019
     11,174   Scansource, Inc.*#..........       694,576
     17,013   SCP Pool Corp.#.............       542,715
     32,265   Tech Data Corp.*............     1,464,831
      2,017   United Stationers, Inc.*....        93,185
      1,337   Watsco, Inc.................        47,089
        968   WESCO International,
              Inc.* ......................        28,692
                                            ------------
                                               4,591,568
                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.9%
     18,441   Accredited Home Lenders
              Holding Co.*#...............       916,149
      1,257   Advanta Corp. Class B.......        30,507
      1,502   Affiliated Managers
              Group*#.....................       101,745
      4,800   AG Edwards, Inc. ...........       207,408
      7,930   Allied Capital Corp.#.......       204,911
      5,391   American Capital Strategies
              Ltd.#.......................       179,790
      9,898   AmeriCredit Corp.*..........       242,006
      3,800   Apollo Investment Corp.*....        57,380
        800   Archipelago Holdings,
              Inc.*.......................        16,784
        700   Ares Capital Corp.#.........        13,601
        389   Asset Acceptance Capital
              Corp.*......................         8,286
        384   Asta Funding, Inc. .........        10,307
        214   BKF Capital Group, Inc. ....         8,111
      1,000   Calamos Asset Management,
              Inc. Class A................        27,000

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        124   Capital Southwest Corp. ....  $      9,736
      3,922   CapitalSource, Inc.*#.......       100,678
      2,863   CharterMac..................        69,972
      1,267   CompuCredit Corp.*..........        34,640
        359   Credit Acceptance Corp.*#...         9,137
      5,307   Doral Financial Corp. ......       261,370
      4,213   Eaton Vance Corp. ..........       219,708
        884   Encore Capital Group,
              Inc.*.......................        21,021
      1,654   eSpeed, Inc.*#..............        20,460
        406   Federal Agricultural
              Mortgage Corp. Class C#.....         9,460
      5,081   Federated Investors, Inc.
              Class B.....................       154,462
        927   Financial Federal Corp. ....        36,338
      1,045   First Marblehead Corp.*#....        58,781
     62,419   Friedman Billings Ramsey
              Group, Inc.#................     1,210,304
        513   Gabelli Asset Management,
              Inc.#.......................        24,891
     17,061   Gladstone Capital Corp.#....       404,346
        975   Harris & Harris Group,
              Inc.*#......................        15,970
      3,722   IndyMac Bancorp, Inc. ......       128,223
    137,576   Instinet Group, Inc.*.......       829,583
      2,957   Investment Technology Group,
              Inc.*.......................        59,140
     14,784   Janus Capital Group,
              Inc. .......................       248,519
      2,926   Jefferies Group, Inc. ......       117,859
      7,198   Knight Trading Group,
              Inc.*.......................        78,818
      3,584   LaBranche & Co., Inc.*#.....        32,113
      3,224   Leucadia National Corp.#....       224,003
        209   Marlin Business Services,
              Inc.*#......................         3,971
      1,869   MCG Capital Corp. ..........        32,016
      2,024   Metris Cos, Inc.*#..........        25,806
      5,512   MoneyGram International,
              Inc. .......................       116,524


Shares                                         Value
--------------------------------------------------------
     12,563   National Financial Partners
              Corp. ......................  $    487,444
        537   Nelnet, Inc.*...............        14,461
      1,000   NGP Capital Resources
              Co.*#.......................        15,370
      1,148   Nuveen Investments, Inc. ...        45,312
      1,228   Piper Jaffray Companies*....        58,883
     10,102   Portfolio Recovery
              Associates, Inc.*#..........       416,404
      3,656   Raymond James Financial,
              Inc. .......................       113,263
        484   Sanders Morris Harris Group,
              Inc.#.......................         8,620
        190   Stifel Financial Corp.*.....         3,980
        213   Student Loan Corp. .........        39,192
        826   SWS Group, Inc.#............        18,106
     10,988   United PanAm Financial
              Corp.*#.....................       209,431
      5,056   Waddell & Reed Financial,
              Inc. .......................       120,788
      1,408   Walter Industries, Inc.#....        47,492
      1,360   Westcorp....................        62,465
        411   WFS Financial, Inc.*........        20,871
        952   World Acceptance Corp.*.....        26,190
                                            ------------
                                               8,290,106
                                            ------------
EDUCATION -- 0.5%
     15,662   Bright Horizons Family
              Solutions, Inc.*............     1,014,271
      5,534   Corinthian Colleges,
              Inc.*#......................       104,288
      3,893   DeVry, Inc.*................        67,583
      1,100   Educate, Inc.*..............        14,564
      4,358   Education Management
              Corp.*......................       143,858
      2,913   ITT Educational Services,
              Inc.*#......................       138,513
     11,719   Laureate Education, Inc.*...       516,691
        596   Learning Tree International,
              Inc.*.......................         7,986

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        900   Princeton Review, Inc.*.....  $      5,535
        851   Strayer Education, Inc. ....        93,431
        905   Universal Technical
              Institute, Inc.*#...........        34,499
                                            ------------
                                               2,141,219
                                            ------------
ELECTRICAL EQUIPMENT -- 0.9%
        996   Advanced Energy Industries,
              Inc.*#......................         9,093
      1,829   Allete, Inc. ...............        67,216
     10,424   American Power Conversion
              Corp. ......................       223,074
      1,541   American Superconductor
              Corp.*#.....................        22,945
      4,026   Ametek, Inc. ...............       143,607
      2,227   Artesyn Technologies,
              Inc.*#......................        25,165
      2,620   Belden CDT, Inc. ...........        60,784
      1,382   C&D Technologies, Inc. .....        23,549
      2,192   Capstone Turbine Corp.*.....         4,011
        435   Cherokee International
              Corp.*......................         4,180
        973   Encore Wire Corp.*#.........        12,970
      5,052   Energizer Holdings, Inc.*...       251,034
      1,109   Energy Conversion Devices,
              Inc.*#......................        21,426
      2,395   General Cable Corp.*#.......        33,171
    144,458   GrafTech International
              Ltd.*.......................     1,366,573
      3,723   Hubbell, Inc. Class B.......       194,713
      1,705   Intermagnetics General
              Corp.*......................        43,324
     15,123   Littelfuse, Inc.*#..........       516,602
        872   Magnetek, Inc.*.............         6,017
        785   Medis Technologies Ltd.*#...        14,405
        285   Powell Industries, Inc.*....         5,270
      4,436   Power-One, Inc.*#...........        39,569
     20,933   Rayovac Corp.*..............       639,712
        836   Ultralife Batteries,
              Inc.*#......................        16,260


Shares                                         Value
--------------------------------------------------------
      1,073   Universal Display Corp.*....  $      9,657
      3,118   Valence Technology,
              Inc.*#......................         9,697
      1,150   Vicor Corp.#................        15,077
      1,364   Wilson Greatbatch
              Technologies, Inc.*#........        30,581
                                            ------------
                                               3,809,682
                                            ------------
ELECTRONICS -- 2.9%
      4,175   Amphenol Corp.*.............       153,390
     11,457   Analogic Corp.#.............       513,159
     12,500   Applera Corp.-Applied
              Biosystems Group............       261,375
      7,194   Arrow Electronics, Inc.*....       174,814
      7,439   Avnet, Inc.*................       135,687
      3,800   AVX Corp.#..................        47,880
        749   BEI Technologies, Inc. .....        23,129
     10,532   Bel Fuse, Inc. Class B#.....       355,876
      2,520   Benchmark Electronics,
              Inc.*.......................        85,932
     11,907   Brady Corp. ................       745,021
     45,417   California Micro Devices
              Corp.*#.....................       322,007
      2,392   Checkpoint Systems, Inc.*...        43,176
      1,300   Cogent, Inc.*...............        42,900
      1,905   Coherent, Inc.*.............        57,988
      2,178   CTS Corp. ..................        28,946
      1,040   Cubic Corp.#................        26,177
         76   Cyberoptics Corp.*#.........         1,130
      2,405   Cymer, Inc.*................        71,044
        912   Daktronics, Inc.*#..........        22,700
        235   DDi Corp.*#.................           747
     15,632   Dionex Corp.*#..............       885,866
      1,840   Electro Scientific
              Industries, Inc.*#..........        36,358
        554   Excel Technology, Inc.*.....        14,404
     36,786   Faro Technologies, Inc.*#...     1,146,988
      1,638   FEI Co.*#...................        34,398

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      6,690   Fisher Scientific
              International*..............  $    417,322
      2,082   Flir Systems, Inc.*.........       132,811
      4,817   Gentex Corp.#...............       178,325
      5,758   Identix, Inc.*#.............        42,494
        625   II-VI, Inc.*................        26,556
      9,863   Itron, Inc.*#...............       235,824
     12,692   Keithley Instruments,
              Inc. .......................       250,032
      5,740   Kemet Corp.*#...............        51,373
        246   LeCroy Corp.*...............         5,742
     15,856   Measurement Specialties,
              Inc.*#......................       403,694
      1,400   Merix Corp.*................        16,128
      2,280   Methode Electronics,
              Inc. .......................        29,298
        600   Metrologic Instruments,
              Inc.*#......................        12,750
      2,768   Mettler Toledo
              International, Inc.*........       142,026
     16,572   Molecular Devices Corp.*#...       333,097
        979   OSI Systems, Inc.*#.........        22,233
      1,102   Park Electrochemical
              Corp.#......................        23,891
     20,996   Paxar Corp.*................       465,481
      7,650   PerkinElmer, Inc............       172,049
      1,096   Photon Dynamics, Inc.*......        26,611
        928   Planar Systems, Inc.*#......        10,421
      2,772   Plexus Corp.*...............        36,064
      2,607   RAE Systems, Inc.*#.........        19,031
      1,037   Rofin-Sinar Technologies,
              Inc.*.......................        44,021
      1,129   Rogers Corp.*...............        48,660
        967   SBS Technologies, Inc.*.....        13,499
    386,200   Solectron Corp.*............     2,058,446
        971   Sonic Solutions, Inc.*#.....        21,789
      2,000   Spatialight, Inc.*#.........        17,900
        780   Stoneridge, Inc.*...........        11,801
         87   Suntron Corp.*..............           273


Shares                                         Value
--------------------------------------------------------
     14,517   Symbol Technologies,
              Inc. .......................  $    251,144
        400   Sypris Solutions, Inc. .....         6,124
      3,010   Taser International,
              Inc.*#......................        95,086
      2,663   Technitrol, Inc.*...........        48,467
     17,504   Tektronix, Inc..............       528,796
      3,622   Thomas & Betts Corp.*.......       111,377
      3,044   Trimble Navigation Ltd.*....       100,574
      2,525   TTM Technologies, Inc.*.....        29,795
      2,217   Varian, Inc.*...............        90,919
     32,605   Viisage Technology,
              Inc.*#......................       293,771
      9,004   Vishay Intertechnology,
              Inc.*.......................       135,240
      1,431   Watts Water Technologies,
              Inc.........................        46,135
        496   Woodhead Industries,
              Inc. .......................         7,951
        641   Woodward Governor Co. ......        45,902
     27,894   X-Rite, Inc. ...............       446,583
      1,076   Zygo Corp.*.................        12,686
                                            ------------
                                              12,751,284
                                            ------------
           ENTERTAINMENT & LEISURE -- 1.5%
      1,010   Action Performance Cos,
              Inc.#.......................        11,100
      3,432   Alliance Gaming Corp.*#.....        47,396
        316   Ambassadors Group, Inc. ....        11,253
      1,018   Arctic Cat, Inc.............        26,997
     22,580   Argosy Gaming Co.*..........     1,054,486
      1,241   Bluegreen Corp.*............        24,609
      5,799   Brunswick Corp. ............       287,051
      4,502   Callaway Golf Co. ..........        60,777
        586   Carmike Cinemas, Inc. ......        21,389
        367   Churchill Downs, Inc. ......        16,405
        600   Department 56*..............         9,990
        348   Dover Downs Gaming &
              Entertainment, Inc. ........         4,559
        981   Dover Motorsports, Inc. ....         5,621
      1,900   DreamWorks Animation SKG,
              Inc.*.......................        71,269
        322   Empire Resorts, Inc.*#......         3,590

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        132   Escalade, Inc.*#............  $      1,764
      1,880   Gaylord Entertainment Co.*..        78,076
      7,362   GTECH Holdings Corp. .......       191,044
      9,457   Hasbro, Inc. ...............       183,277
      2,104   International Speedway
              Corp. ......................       111,091
        992   Isle of Capri Casinos,
              Inc.*#......................        25,445
      1,753   Jakks Pacific, Inc.*#.......        38,759
      2,134   K2, Inc.*#..................        33,888
        383   Lakes Entertainment,
              Inc.*#......................         6,239
      1,299   Leapfrog Enterprises,
              Inc.*#......................        17,666
        600   Life Time Fitness, Inc.*#...        15,528
      2,730   Macrovision Corp.*..........        70,216
      2,500   Magna Entertainment
              Corp.*#.....................        15,050
        683   Marine Products Corp. ......        17,833
      4,346   Marvel Enterprises,
              Inc.*#......................        89,006
      3,129   Metro-Goldwyn-Mayer,
              Inc.*#......................        37,173
     22,582   Multimedia Games, Inc.*#....       355,892
      1,872   Nautilus Group, Inc.#.......        45,246
        878   Navigant International,
              Inc.*.......................        10,685
      1,626   Pegasus Solutions, Inc.*#...        20,488
     11,542   Penn National Gaming,
              Inc.*#......................       698,868
      2,101   Pinnacle Entertainment,
              Inc.*.......................        41,558
      2,619   Polaris Industries, Inc. ...       178,144
     14,335   RC2 Corp.*..................       467,321
      2,700   Regal Entertainment Group#..        56,025
      8,564   Sabre Holdings Corp. .......       189,778
     43,916   Scientific Games Corp.*.....     1,046,958
      1,300   Shuffle Master, Inc.*#......        61,230
     95,611   Six Flags, Inc.*............       513,431
        938   Speedway Motorsports,
              Inc. .......................        36,751
        164   Steinway Musical
              Instruments*................         4,746


Shares                                         Value
--------------------------------------------------------
      1,128   Sunterra Corp.*#............  $     15,837
      1,768   Topps Co., Inc.#............        17,238
      1,189   Vail Resorts, Inc.*.........        26,657
      1,202   WMS Industries, Inc.*#......        40,315
                                            ------------
                                               6,415,715
                                            ------------
            ENVIRONMENTAL SERVICES -- 1.3%
      1,100   Aleris International,
              Inc.*#......................        18,612
    231,376   Calgon Carbon Corp.#........     2,100,894
        843   Casella Waste Systems,
              Inc.*.......................        12,342
      2,776   Danielson Holdings
              Corp.*#.....................        23,457
      3,500   Darling International,
              Inc.*.......................        15,260
     23,231   Duratek, Inc.*#.............       578,684
    184,738   FuelCell Energy, Inc.*#.....     1,828,906
     13,429   Headwaters, Inc.*#..........       382,726
        986   Ionics, Inc.*#..............        42,733
      2,096   KFX, Inc.*#.................        30,434
      1,048   Metal Management, Inc. .....        28,160
      1,275   Mine Safety Appliances
              Co.#........................        64,643
      2,700   Nalco Holding Co.*..........        52,704
      2,017   Plug Power, Inc.*#..........        12,324
      2,558   Stericycle, Inc.*...........       117,540
        774   Syntroleum Corp.*...........         6,215
     25,662   Tetra Tech, Inc.*...........       429,582
        928   TRC Cos, Inc.*..............        15,776
      3,067   Waste Connections, Inc.*....       105,045
                                            ------------
                                               5,866,037
                                            ------------
FOOD, BEVERAGE & TOBACCO -- 1.7%
      1,639   Adolph Coors Co. Class B#...       124,023
        200   Alico, Inc.*#...............        11,704
        980   American Italian Pasta
              Co.#........................        22,785
        100   Arden Group, Inc. ..........        10,047
     12,827   Boston Beer Co., Inc.*......       272,830
        267   Cal-Maine Foods, Inc.#......         3,228
      2,479   Chiquita Brands
              International, Inc. ........        54,687

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        210   Coca-Cola Bottling Co.
              Consolidated................  $     11,983
      5,647   Constellation Brands,
              Inc.*.......................       262,642
      2,159   Corn Products International,
              Inc. .......................       115,636
     11,265   Del Monte Foods Co.*........       124,140
      2,401   Delta & Pine Land Co. ......        65,499
      3,439   DIMON, Inc.#................        23,110
        500   Farmer Bros Co.#............        12,120
      2,008   Flowers Foods, Inc. ........        63,413
      1,080   Great Atlantic & Pacific Tea
              Co.*#.......................        11,070
     44,122   Hain Celestial Group,
              Inc.*.......................       912,002
        176   Hansen Natural Corp.*#......         6,408
        600   Ingles Markets, Inc.#.......         7,434
        385   J&J Snack Foods Corp. ......        18,877
      3,646   JM Smucker Co. .............       171,617
        382   John B. Sanfilippo &
              Son*#.......................         9,848
     24,876   Lance, Inc. ................       473,390
      3,616   Loews Corp.- Carolina
              Group.......................       104,683
        500   M&F Worldwide Corp.*........         6,810
        185   Maui Land & Pineapple Co.,
              Inc.*#......................         7,261
        288   MGP Ingredients, Inc.#......         2,488
        770   Nash Finch Co.#.............        29,075
        128   National Beverage Corp.*....         1,065
      1,547   Pathmark Stores, Inc.*......         8,988
        604   Peet's Coffee & Tea,
              Inc.*.......................        15,988
      4,053   PepsiAmericas, Inc. ........        86,086
      3,059   Performance Food Group
              Co.*........................        82,318
        894   Pilgrim's Pride Corp. ......        27,428
     18,759   Provide Commerce, Inc.*#....       696,897
      1,968   Ralcorp Holdings, Inc.......        82,518
      2,359   Ruddick Corp. ..............        51,167
        621   Sanderson Farms, Inc. ......        26,877
         19   Seaboard Corp.#.............        18,962


Shares                                         Value
--------------------------------------------------------
      5,190   Smithfield Foods, Inc. .....  $    153,572
        770   Standard Commercial Corp.#..        14,984
     83,850   Tasty Baking Co.#...........       678,346
        415   Tejon Ranch Co.*#...........        16,932
      1,760   Tootsie Roll Industries,
              Inc. .......................        60,949
     18,880   United Natural Foods,
              Inc. .......................       587,168
      1,553   Universal Corp.#............        74,296
     20,335   Vector Group Ltd.#..........       338,171
        709   Weis Markets, Inc.#.........        27,346
    161,459   Wild Oats Markets, Inc.*#...     1,422,454
      5,561   Winn-Dixie Stores, Inc.#....        25,303
                                            ------------
                                               7,436,625
                                            ------------
FOREST PRODUCTS & PAPER -- 0.9%
      3,556   Bowater, Inc. ..............       156,357
    101,029   Buckeye Technologies,
              Inc.*.......................     1,314,387
      1,734   Caraustar Industries,
              Inc.*.......................        29,166
        597   Deltic Timber Corp. ........        25,343
     64,217   Glatfelter..................       981,236
      3,397   Longview Fibre Co. .........        61,622
      6,512   Louisiana-Pacific Corp. ....       174,131
     23,500   MeadWestvaco Corp. .........       796,415
        996   Pope & Talbot, Inc. ........        17,041
      1,676   Potlatch Corp. .............        84,772
      3,024   Rayonier, Inc. .............       147,904
      1,509   Rock-Tenn Co. ..............        22,876
        896   Schweitzer-Mauduit
              International, Inc. ........        30,419
      3,384   Temple-Inland, Inc. ........       231,466
      2,524   Wausau-Mosinee Paper
              Corp. ......................        45,079
                                            ------------
                                               4,118,214
                                            ------------
HEALTH CARE -- 8.5%
      1,104   Abaxis, Inc.*#..............        15,997
        888   Abiomed, Inc.*#.............        13,711
     14,849   Advanced Medical Optics,
              Inc.*#......................       610,888

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      1,189   Advanced Neuromodulation
              Systems, Inc.*#.............  $     46,918
      2,951   Align Technology, Inc.*.....        31,723
        241   Alliance Imaging, Inc.*#....         2,711
        677   Amedisys, Inc.*#............        21,928
        744   America Service Group,
              Inc.*.......................        19,917
     37,752   American Healthways,
              Inc.*#......................     1,247,326
     53,044   American Medical Systems
              Holdings, Inc.*#............     2,217,770
      1,457   AMERIGROUP Corp.*...........       110,237
        693   AMN Healthcare Services,
              Inc.*#......................        11,026
      1,659   Amsurg Corp.*#..............        49,007
      3,120   Apria Healthcare Group,
              Inc.*.......................       102,804
      1,026   Arrow International,
              Inc.#.......................        31,796
     32,631   Arthrocare Corp.*#..........     1,046,150
        529   Aspect Medical Systems,
              Inc.*.......................        12,939
      3,239   Bausch & Lomb, Inc. ........       208,786
      3,780   Beckman Coulter, Inc. ......       253,222
     87,022   Beverly Enterprises,
              Inc.*#......................       796,251
      1,381   Biolase Technology, Inc.#...        15,011
     12,872   Biosite, Inc.*#.............       792,143
      1,334   BioVeris Corp.*.............         9,752
      1,295   Bruker BioSciences Corp.*...         5,219
      1,011   Candela Corp.*#.............        11,485
      3,100   Cardiac Science, Inc.*#.....         6,634
      2,298   Cardiodynamics International
              Corp.*......................        11,881
     37,026   Centene Corp.*..............     1,049,687
     38,918   Cepheid, Inc.*#.............       386,845
        354   Closure Medical Corp.*......         6,903
      3,825   Community Health Systems,
              Inc.*.......................       106,641
      1,502   Conceptus, Inc.*#...........        12,189
      1,990   Conmed Corp.*...............        56,556
      2,035   Cooper Cos, Inc.#...........       143,651


Shares                                         Value
--------------------------------------------------------
        302   Corvel Corp.*...............  $      8,088
      3,818   Covance, Inc.*..............       147,947
      1,500   CTI Molecular Imaging,
              Inc.*.......................        21,285
      1,269   Cyberonics, Inc.*...........        26,294
     22,153   Cytyc Corp.*#...............       610,758
      2,554   Dade Behring Holdings,
              Inc.*.......................       143,024
        696   Datascope Corp. ............        27,624
      6,132   DaVita, Inc.*...............       242,398
      1,378   Diagnostic Products
              Corp. ......................        75,859
      1,200   DJ Orthopedics, Inc.*.......        25,704
      3,687   Edwards Lifesciences
              Corp.*......................       152,126
      1,079   Encore Medical Corp.*.......         7,326
      1,630   Endocardial Solutions,
              Inc.*#......................        19,071
      1,166   Epix Medical, Inc.*.........        20,883
        377   Exactech, Inc.*.............         6,895
      5,666   First Health Group Corp.*...       106,011
     20,486   Gen-Probe, Inc.*............       926,172
      1,300   Genesis HealthCare Corp.*...        45,539
      1,709   Gentiva Health Services,
              Inc.*.......................        28,574
      1,071   Haemonetics Corp.*..........        38,781
      1,463   Hanger Orthopedic Group,
              Inc.*#......................        11,850
      6,976   Health Net, Inc.*...........       201,397
      2,785   Henry Schein, Inc.*.........       193,947
      3,442   Hillenbrand Industries,
              Inc.*.......................       191,169
      1,416   Hologic, Inc.*..............        38,898
      3,735   Hooper Holmes, Inc. ........        22,111
      9,971   Humana, Inc.*...............       296,039
        696   ICU Medical, Inc.*#.........        19,029
      2,097   Idexx Laboratories, Inc.*...       114,475
      3,003   Immucor, Inc.*..............        70,601
      2,194   Inamed Corp.*...............       138,770
      2,200   Intuitive Surgical,
              Inc.*#......................        88,044
      1,734   Invacare Corp. .............        80,215
        700   Inverness Medical
              Innovations, Inc.*#.........        17,570

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
     10,706   Kensey Nash Corp.*#.........  $    369,678
     54,402   Kindred Healthcare,
              Inc.*#......................     1,629,340
      1,477   Kinetic Concepts, Inc.*.....       112,695
     22,965   Kyphon, Inc.*...............       591,578
        795   LabOne, Inc.*...............        25,472
     28,418   Laserscope*#................     1,020,490
     29,938   LCA-Vision, Inc.#...........       700,250
        600   Lifeline Systems, Inc.*.....        15,456
     24,326   LifePoint Hospitals,
              Inc.*#......................       847,031
      6,114   Lincare Holdings, Inc.*.....       260,762
      1,318   Luminex Corp.*#.............        11,704
     44,142   Manor Care, Inc. ...........     1,563,951
     33,947   Matria Healthcare, Inc.*#...     1,326,309
        166   Medcath Corp.*#.............         4,090
        500   Medical Action Industries,
              Inc.*.......................         9,850
     15,826   Mentor Corp.#...............       533,969
     27,077   Merge Technologies,
              Inc.*#......................       602,463
      1,568   Merit Medical Systems,
              Inc.*.......................        23,959
         55   Micro Therapeutics,
              Inc.*#......................           206
      1,465   Microtek Medical Holdings,
              Inc.*#......................         5,948
        668   Molina Healthcare, Inc.*....        30,982
        441   National Healthcare
              Corp.#......................        15,567
      1,792   Oakley, Inc.#...............        22,848
      3,543   OCA, Inc.*#.................        22,498
      1,180   Ocular Sciences, Inc.*......        57,832
      2,225   Odyssey HealthCare,
              Inc.*#......................        30,438
        878   Option Care, Inc.#..........        15,093
     32,068   OraSure Technologies,
              Inc.*#......................       215,497
      1,983   Orthologic Corp.*#..........        12,394
      3,672   Orthovita, Inc.*#...........        15,386
      5,233   Pacificare Health
              Systems*....................       295,769
      3,500   Palatin Technologies,
              Inc.*.......................         9,310
     25,918   Palomar Medical
              Technologies, Inc.*#........       675,682


Shares                                         Value
--------------------------------------------------------
      1,299   Pediatrix Medical Group,
              Inc.*.......................  $     83,201
      1,669   PolyMedica Corp.#...........        62,237
      1,000   Possis Medical, Inc.*.......        13,480
      3,275   Province Healthcare Co.*....        73,196
      4,778   PSS World Medical, Inc.*#...        59,797
        619   Psychiatric Solutions,
              Inc.*.......................        22,631
      1,800   Quidel Corp.*#..............         9,144
      1,197   RehabCare Group, Inc.*......        33,504
      4,097   Renal Care Group, Inc.*.....       147,451
      1,262   Res-Care, Inc.*.............        19,208
      1,985   Resmed, Inc.*...............       101,433
      2,044   Respironics, Inc.*..........       111,112
     20,027   Select Medical Corp. .......       352,475
     14,835   Sierra Health Services*#....       817,557
      1,840   Sola International, Inc.*...        50,674
        129   Sonic Innovations, Inc.*#...           538
      8,229   SonoSite, Inc.*#............       279,375
        349   Specialty Laboratories,
              Inc.*#......................         3,853
      4,131   Steris Corp.*...............        97,987
      1,009   Sunrise Senior Living,
              Inc.*#......................        46,777
        967   SurModics, Inc.*#...........        31,437
     24,626   Sybron Dental Specialties,
              Inc.*#......................       871,268
        417   Symbion, Inc.*#.............         9,207
     91,000   Synovis Life Technologies,
              Inc.*#......................       983,710
     28,492   Techne Corp.*...............     1,108,339
      3,328   ThermoGenesis Corp.*........        21,100
    168,178   Thoratec Corp.*#............     1,752,415
      4,665   Triad Hospitals, Inc.*......       173,585
     51,072   TriPath Imaging, Inc.*#.....       458,116
     65,200   United Surgical Partners
              International, Inc.*#.......     2,718,840
      2,978   Universal Health Services,
              Inc. Class B................       132,521

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        900   Urologix, Inc.*#............  $      5,823
        865   Ventana Medical Systems*#...        55,351
      2,058   Viasys Healthcare, Inc.*....        39,102
        700   VistaCare, Inc.*#...........        11,641
      3,149   Visx, Inc.*.................        81,465
        354   Vital Signs, Inc. ..........        13,778
        600   WellCare Health Plans,
              Inc.*#......................        19,500
     26,100   WellChoice, Inc.*...........     1,393,740
      1,570   West Pharmaceutical
              Services, Inc.#.............        39,297
      1,645   Wright Medical Group,
              Inc.*.......................        46,882
        276   Young Innovations, Inc.#....         9,309
      3,473   Zila, Inc.*#................        14,864
        616   Zoll Medical Corp.*.........        21,190
                                            ------------
                                              37,102,785
                                            ------------
HOTELS & RESTAURANTS -- 2.1%
        697   Ameristar Casinos, Inc. ....        30,048
      5,042   Applebees International,
              Inc. .......................       133,361
      2,058   Aztar Corp.*................        71,865
      2,264   Bob Evans Farms, Inc. ......        59,181
     26,374   Boyd Gaming Corp.#..........     1,098,477
      5,447   Brinker International,
              Inc.*.......................       191,026
        441   Buffalo Wild Wings,
              Inc.*#......................        15,351
     49,365   California Pizza Kitchen,
              Inc.*.......................     1,135,395
      3,222   CBRL Group, Inc.#...........       134,841
     18,299   CEC Entertainment, Inc.*....       731,411
      4,740   Cheesecake Factory*.........       153,908
      1,110   Choice Hotels International,
              Inc. .......................        64,380
      2,900   CKE Restaurants, Inc.*#.....        42,079
     76,585   Darden Restaurants, Inc. ...     2,124,468
        719   Dave & Buster's, Inc.*#.....        14,524
      1,328   IHOP Corp. .................        55,630
      2,301   Jack in the Box, Inc.*......        84,838


Shares                                         Value
--------------------------------------------------------
      3,397   Krispy Kreme Doughnuts,
              Inc.*#......................  $     42,802
     10,900   La Quinta Corp.*............        99,081
      1,510   Landry's Restaurants,
              Inc.#.......................        43,881
        996   Lone Star Steakhouse &
              Saloon......................        27,888
      4,212   Mandalay Resort Group.......       296,651
      1,392   Marcus Corp. ...............        34,995
      1,476   MTR Gaming Group, Inc.*.....        15,587
      1,271   O'Charleys, Inc.*...........        24,848
      3,894   Outback Steakhouse, Inc. ...       178,267
      1,812   Panera Bread Co.*#..........        73,060
        772   Papa John's International,
              Inc.*#......................        26,588
      1,561   PF Chang's China Bistro,
              Inc.*.......................        87,962
      1,875   Rare Hospitality
              International, Inc.*........        59,737
        584   Red Robin Gourmet Burgers,
              Inc.*#......................        31,226
      4,000   Ruby Tuesday, Inc. .........       104,320
      2,657   Ryan's Restaurant Group,
              Inc.*.......................        40,971
     44,375   Sonic Corp.*................     1,353,438
      2,563   Station Casinos, Inc. ......       140,145
      1,339   Steak N Shake Co.*..........        26,887
        600   Texas Roadhouse, Inc.*......        17,730
      2,274   Triarc Cos. Class B#........        27,879
      1,996   Wynn Resorts Ltd.*#.........       133,572
                                            ------------
                                               9,028,298
                                            ------------
HOUSEHOLD PRODUCTS -- 0.9%
        313   American Banknote Corp.*....            49
      3,787   American Greetings..........        96,000
        668   American Woodmark Corp. ....        29,178
      1,410   Applica, Inc.*..............         8,531

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        662   Bassett Furniture
              Industries, Inc. ...........  $     12,992
      1,880   Blyth, Inc. ................        55,573
      1,100   Central Garden and Pet
              Co.*........................        45,914
      3,633   Church & Dwight, Inc. ......       122,141
        263   CSS Industries, Inc. .......         8,353
        999   Digital Theater Systems,
              Inc.*.......................        20,110
        900   Ennis Business Forms........        17,325
      2,230   Ethan Allen Interiors,
              Inc.#.......................        89,245
      2,575   Fossil, Inc.*...............        66,023
      3,226   Furniture Brands
              International, Inc. ........        80,811
        300   Hooker Furniture Corp.#.....         6,810
     11,972   Jarden Corp.*#..............       520,064
      1,917   John H Harland Co. .........        69,204
      1,358   Kimball International, Inc.
              Class B.....................        20,112
      3,420   La-Z-Boy, Inc.#.............        52,565
        809   Libbey, Inc. ...............        17,968
        219   Lifetime Hoan Corp. ........         3,482
      4,693   Maytag Corp.#...............        99,022
        298   National Presto Industries,
              Inc. .......................        13,559
      1,776   Playtex Products, Inc.*#....        14,190
        625   Russ Berrie & Co., Inc.#....        14,275
      1,269   Scotts Co.*.................        93,297
        980   Standard Register Co. ......        13,838
      5,847   Stanley Furniture Co.,
              Inc. .......................       262,823
      1,052   Tempur-Pedic International,
              Inc.*.......................        22,302
      2,812   Tivo, Inc.*#................        16,506
     10,154   Toro Co.#...................       826,028
      2,953   Tupperware Corp. ...........        61,186
     13,315   Universal Electronics,
              Inc.*.......................       234,344


Shares                                         Value
--------------------------------------------------------
      1,196   WD-40 Co. ..................  $     33,978
     33,962   Yankee Candle Co., Inc.*#...     1,126,859
                                            ------------
                                               4,174,657
                                            ------------
INDUSTRIAL MACHINERY -- 3.6%
    130,044   AGCO Corp.*#................     2,846,663
      1,692   Albany International
              Corp. ......................        59,491
      1,793   Applied Industrial
              Technologies, Inc. .........        49,115
      1,025   Astec Industries, Inc.*.....        17,640
     26,878   Baldor Electric Co.#........       739,951
      3,010   Briggs & Stratton Corp. ....       125,156
        800   Bucyrus International,
              Inc. .......................        32,512
        687   Cascade Corp.#..............        27,446
      2,230   Cognex Corp. ...............        62,217
      2,458   Cummins, Inc. ..............       205,956
      3,030   Flowserve Corp.*............        83,446
        852   Franklin Electric Co.,
              Inc. .......................        36,006
      1,327   Gardner Denver, Inc.*.......        48,157
      1,300   Global Power Equipment
              Group, Inc.#................        12,792
        481   Gorman-Rupp Co. ............        11,063
      4,173   Graco, Inc. ................       155,862
     24,154   IDEX Corp. .................       978,237
        570   Intevac, Inc.*#.............         4,309
      3,056   JLG Industries, Inc.#.......        59,989
     24,500   Joy Global, Inc. ...........     1,064,035
        794   Kadant, Inc.*...............        16,277
      2,247   Kennametal, Inc. ...........       111,833
     13,831   Lincoln Electric Holdings,
              Inc. .......................       477,723
    144,084   Lindsay Manufacturing Co. ..     3,728,894
      1,763   Manitowoc Co. ..............        66,377
      9,058   Middleby Corp.#.............       459,422
      3,134   Milacron, Inc.*#............        10,624
        283   NACCO Industries, Inc. .....        29,828
      1,647   Nordson Corp. ..............        65,995

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
     19,130   Presstek, Inc.*#............  $    185,178
      1,617   Regal-Beloit Corp.#.........        46,246
        699   Robbins & Myers, Inc. ......        16,657
        699   Sauer-Danfoss, Inc. ........        15,245
      3,629   Snap-On, Inc. ..............       124,692
      4,306   Stanley Works...............       210,951
      1,747   Stewart & Stevenson
              Services....................        35,342
      1,080   Tecumseh Products Co. ......        51,624
        525   Tennant Co. ................        20,816
     15,466   Terex Corp.*................       736,955
        997   Thomas Industries, Inc. ....        39,800
      3,143   UNOVA, Inc.*#...............        79,487
    108,417   Wabtec Corp. ...............     2,311,450
      3,477   Zebra Technologies Corp.*...       195,686
                                            ------------
                                              15,657,145
                                            ------------
INSURANCE -- 2.5%
      1,417   21st Century Insurance
              Group.......................        19,271
        600   Affirmative Insurance
              Holdings, Inc. .............        10,104
      2,002   Alfa Corp. .................        30,400
        301   Alleghany Corp.*............        85,860
      3,297   Allmerica Financial
              Corp.*......................       108,241
        992   American Equity Investment
              Life Holding Co.#...........        10,684
      2,530   American Financial Group,
              Inc. .......................        79,214
        528   American National
              Insurance...................        54,996
        600   American Physicians Capital,
              Inc.*#......................        21,612
      2,442   AmerUs Group Co.#...........       110,623
      1,609   Argonaut Group, Inc.*.......        33,998
      5,581   Arthur J Gallagher & Co. ...       181,383
      4,930   Assurant, Inc. .............       150,612
        370   Baldwin & Lyons, Inc. Class
              B...........................         9,912


Shares                                         Value
--------------------------------------------------------
        571   Bristol West Holdings,
              Inc. .......................  $     11,420
      3,384   Brown & Brown, Inc.#........       147,373
      1,155   Ceres Group, Inc.*..........         5,960
      2,052   Citizens, Inc.*#............        13,073
        709   CNA Surety Corp.*...........         9,465
      1,434   Commerce Group, Inc. .......        87,531
      9,616   Conseco, Inc.*..............       191,839
         31   Crawford & Co. Class B......           233
      1,567   Delphi Financial Group......        72,317
      1,003   Direct General Corp. .......        32,196
     16,816   Donegal Group, Inc. ........       385,591
        107   EMC INS Group, Inc.#........         2,315
        130   Enstar Group, Inc.*.........         8,125
      1,706   Erie Indemnity Co. .........        89,684
        696   FBL Financial Group,
              Inc. .......................        19,871
      1,730   First Acceptance Corp.*#....        15,501
     17,581   First American Corp. .......       617,796
        290   FPIC Insurance Group,
              Inc.*.......................        10,260
        283   Great American Financial
              Resources, Inc. ............         4,916
        767   Harleysville Group, Inc. ...        18,308
      3,958   HCC Insurance Holdings,
              Inc. .......................       131,089
      1,825   Hilb Rogal & Hobbs Co.#.....        66,138
      2,414   Horace Mann Educators
              Corp. ......................        46,059
        360   Independence Holding Co. ...         6,642
      1,300   Infinity Property & Casualty
              Corp. ......................        45,760
        222   Kansas City Life Ins Co.#...        10,501
      1,238   LandAmerica Financial Group,
              Inc. .......................        66,765
        511   Markel Corp.*...............       186,004
     69,100   Max Re Capital Ltd. ........     1,473,903
      1,487   Mercury General Corp. ......        89,101
        466   Midland Co. ................        14,572

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        162   National Western Life
              Insurance Co.*..............  $     26,991
        398   Navigators Group, Inc.*.....        11,984
         43   NYMAGIC, Inc.#..............         1,088
        700   Odyssey Re Holdings Corp.#..        17,647
      3,746   Ohio Casualty Corp.*........        86,945
        522   Penn-America Group, Inc. ...         7,882
        983   Philadelphia Consolidated
              Holding Co.*................        65,016
    134,700   Phoenix Cos, Inc.#..........     1,683,750
      1,480   PMA Capital Corp.*#.........        15,318
     26,400   PMI Group, Inc. ............     1,102,200
      1,541   Presidential Life Corp. ....        26,135
      1,594   ProAssurance Corp.*.........        62,341
      4,368   Protective Life Corp. ......       186,470
      1,692   Reinsurance Group Of
              America.....................        81,977
      1,293   RLI Corp. ..................        53,750
        600   Safety Insurance Group,
              Inc.#.......................        18,690
     20,834   Selective Insurance
              Group#......................       921,696
      1,741   Stancorp Financial Group,
              Inc. .......................       143,633
        796   State Auto Financial
              Corp. ......................        20,577
      1,125   Stewart Information Services
              Corp. ......................        46,856
     15,139   Triad Guaranty, Inc.*.......       915,607
      2,159   UICI........................        73,190
        360   United Fire & Casualty
              Co. ........................        12,136
      2,845   Unitrin, Inc. ..............       129,305
      1,306   Universal American Financial
              Corp.*......................        20,204
      2,400   USI Holdings Corp.*#........        27,768
      1,139   Vesta Insurance Group,
              Inc. .......................         4,192
         89   Wesco Financial Corp.#......        34,977


Shares                                         Value
--------------------------------------------------------
      4,459   WR Berkley Corp. ...........  $    210,331
        625   Zenith National Insurance
              Corp.#......................        31,150
                                            ------------
                                              10,827,024
                                            ------------
INTERNET SERVICES & APPLICATIONS -- 2.2%
        299   1-800 Contacts, Inc.*#......         6,578
      1,266   1-800-FLOWERS.COM, Inc.*#...        10,647
      3,134   Agile Software Corp.*.......        25,605
      6,926   Akamai Technologies,
              Inc.*#......................        90,246
      1,983   Alloy, Inc.*#...............        16,003
      3,324   answerthink, Inc.*..........        15,490
      2,500   aQuantive, Inc.*#...........        22,350
     34,594   Ariba, Inc.*#...............       574,260
      2,098   Asiainfo Holdings, Inc.*....        12,504
      3,410   Ask Jeeves*#................        91,217
      2,033   At Road, Inc.*..............        14,048
      2,342   Autobytel, Inc.*............        14,146
      2,958   Avocent Corp.*..............       119,858
        565   Blue Coat Systems, Inc.*#...        10,515
      5,003   Checkfree Corp.*............       190,514
      4,440   Chordiant Software, Inc.*...        10,123
     25,527   CMGI, Inc.*.................        65,094
      8,219   CNET Networks, Inc.*#.......        92,299
     61,176   Corillian Corp.*............       300,986
      1,724   Cybersource Corp.*..........        12,327
      2,169   Digital Insight Corp.*#.....        39,910
      1,891   Digital River, Inc.*#.......        78,685
     69,119   Digitas, Inc.*..............       660,086
      7,000   DoubleClick, Inc.*#.........        54,460
      2,300   Drugstore.Com*..............         7,820
      3,866   E.piphany, Inc.*............        18,673
     44,570   Earthlink, Inc.*#...........       513,446
      1,000   eCollege.com, Inc.*#........        11,360
      2,872   Entrust, Inc.*#.............        10,885

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        629   Equinix, Inc.*..............  $     26,883
      2,821   eResearch Technology,
              Inc.*#......................        44,713
     17,974   F5 Networks, Inc.*#.........       875,693
      1,800   FindWhat.com*#..............        31,914
      1,243   GSI Commerce, Inc.*#........        22,101
      2,875   Harris Interactive, Inc.*...        22,712
      5,806   Homestore, Inc.*............        17,592
     10,946   Infospace, Inc.*#...........       520,482
        329   INTAC International*#.......         4,277
      9,675   Internap Network Services
              Corp.*#.....................         8,998
      2,300   Internet Capital Group,
              Inc.*#......................        20,700
      2,605   Internet Security
              Systems*....................        60,566
      2,814   Interwoven, Inc.*...........        30,616
      2,712   Ipass, Inc.*................        20,069
      2,525   iVillage, Inc.*.............        15,604
      1,200   j2 Global Communications,
              Inc.*#......................        41,400
      1,203   Jupitermedia Corp.*#........        28,607
     28,323   Keynote Systems, Inc.*#.....       394,256
        362   Kintera, Inc.*#.............         3,262
      2,256   Lionbridge Technologies*#...        15,160
      5,127   Looksmart*..................        11,228
      4,273   Macromedia, Inc.*...........       132,976
        547   MarketWatch, Inc.*..........         9,846
      2,630   Matrixone, Inc.*............        17,226
      9,443   McAfee, Inc.*...............       273,186
      6,052   Monster Worldwide, Inc.*....       203,589
        591   Neoforma, Inc.*#............         4,545
      2,054   Net2Phone, Inc.*#...........         6,984
      3,206   Netbank, Inc.*..............        33,374
      2,189   NetFlix, Inc.*#.............        26,990
        642   Netratings, Inc.*#..........        12,307
      2,032   NIC, Inc.*#.................        10,323
      4,272   Openwave Systems, Inc.*#....        66,045


Shares                                         Value
--------------------------------------------------------
      3,255   Opsware, Inc.*#.............  $     23,892
        634   Overstock.com, Inc.*#.......        43,746
      1,367   PC-Tel, Inc.*...............        10,840
      1,984   Portal Software, Inc.*......         5,258
     14,440   Priceline.com, Inc.*#.......       340,640
      1,610   ProQuest Co.*...............        47,817
      7,400   RealNetworks, Inc.*#........        48,988
      2,932   Redback Networks, Inc.*#....        15,716
      3,984   RSA Security, Inc.*.........        79,919
      5,043   S1 Corp.*...................        45,690
      8,116   Safeguard Scientifics,
              Inc.*#......................        17,206
      5,431   Sapient Corp.*..............        42,959
      2,363   Secure Computing Corp.*#....        23,583
      3,285   Seebeyond Technology
              Corp.*......................        11,760
      1,154   Sohu.com, Inc.*#............        20,437
      3,465   SonicWALL, Inc.*............        21,899
      1,317   Stamps.com, Inc.*#..........        20,861
     49,658   Stellent, Inc.*#............       437,984
     39,215   SupportSoft, Inc.*#.........       261,172
     12,270   TIBCO Software, Inc.*.......       163,682
        125   Travelzoo, Inc.*#...........        11,929
      1,963   Trizetto Group*.............        18,649
      2,900   Tumbleweed Communications
              Corp.*#.....................         9,686
     28,560   United Online, Inc.*#.......       329,297
      4,700   Valueclick, Inc.*...........        62,651
      1,376   Verity, Inc.*...............        18,053
      8,600   Verso Technologies,
              Inc.*#......................         6,192
     15,500   Vignette Corp.*.............        21,545
      1,966   WatchGuard Technologies*....         8,709
     21,203   WebEx Communications,
              Inc.*#......................       504,207
     18,813   WebMD Corp.*#...............       153,514
      3,170   webMethods, Inc.*...........        22,856

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
     16,579   Websense, Inc.*.............  $    840,887
        301   Zix Corp.*#.................         1,550
                                            ------------
                                               9,798,133
                                            ------------
MANUFACTURING -- 1.3%
     17,158   Actuant Corp.*#.............       894,790
      2,743   Acuity Brands, Inc. ........        87,227
        400   Ameron International
              Corp. ......................        15,160
      1,134   AO Smith Corp. .............        33,952
      1,032   Applied Films Corp.*#.......        22,250
      2,330   Aptargroup, Inc. ...........       122,977
        838   Barnes Group, Inc.#.........        22,215
      3,539   Brink's Co. ................       139,861
      1,847   Carlisle Cos, Inc. .........       119,907
     13,024   Ceradyne, Inc.*#............       745,103
     13,799   Clarcor, Inc. ..............       755,771
      3,391   Crane Co. ..................        97,796
        909   CUNO, Inc.*.................        53,995
      4,758   Donaldson Co., Inc. ........       155,016
      1,300   EnPro Industries, Inc.*.....        38,441
        861   ESCO Technologies, Inc.*....        65,996
      3,084   Federal Signal Corp.#.......        54,463
     45,937   Flanders Corp.*.............       440,995
      1,647   Griffon Corp.*..............        44,469
      2,462   Harsco Corp. ...............       137,232
      1,050   Hexcel Corp.*...............        15,225
      5,031   Jacuzzi Brands, Inc.*.......        43,770
      1,847   Lancaster Colony Corp. .....        79,181
      7,247   Matthews International
              Corp.#......................       266,690
      1,425   Myers Industries, Inc. .....        18,240
      7,682   Pall Corp. .................       222,394
      6,204   Pentair, Inc. ..............       270,246
        343   Quixote Corp.#..............         6,973
        800   Raven Industries, Inc.#.....        17,048
      2,329   Roper Industries, Inc. .....       141,533


Shares                                         Value
--------------------------------------------------------
      4,725   SPX Corp.#..................  $    189,284
        696   Standex International
              Corp. ......................        19,829
      1,558   Sturm Ruger & Co., Inc. ....        14,069
      2,072   Teleflex, Inc. .............       107,620
      1,969   Tredegar Corp. .............        39,793
      2,372   Trinity Industries, Inc.#...        80,838
                                            ------------
                                               5,580,349
                                            ------------
METALS & MINING -- 2.1%
      6,585   AK Steel Holding Corp.*.....        95,285
     92,984   Allegheny Technologies,
              Inc. .......................     2,014,963
      1,121   Amcol International
              Corp. ......................        22,521
      3,729   Arch Coal, Inc.#............       132,529
      1,309   Brush Engineered Materials,
              Inc.*#......................        24,217
      1,551   Carpenter Technology........        90,671
     25,081   Century Aluminum Co.*.......       658,627
        728   CIRCOR International,
              Inc. .......................        16,860
        601   Cleveland-Cliffs, Inc. .....        62,420
     14,022   Coeur d'Alene Mines
              Corp.*#.....................        55,106
      1,685   Commercial Metals Co. ......        85,194
        950   Compass Minerals
              International, Inc. ........        23,019
      5,544   Consol Energy, Inc. ........       227,581
      1,653   Gibraltar Industries,
              Inc. .......................        39,044
      8,076   Hecla Mining Co.*#..........        47,083
      1,093   International Steel Group,
              Inc.*#......................        44,332
      1,805   Kaydon Corp.#...............        59,601
        275   Lawson Products.............        13,868
      4,672   Massey Energy Co.#..........       163,286
      1,269   Metals USA, Inc.*...........        23,540
      2,292   Mueller Industries, Inc. ...        73,802
     67,706   NN, Inc. ...................       894,396
        709   NS Group, Inc.*#............        19,710
      1,616   Oregon Steel Mills,
              Inc.*#......................        32,789
      3,928   Peabody Energy Corp. .......       317,814

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        567   Penn Engineering &
              Manufacturing Corp. ........  $     10,263
      3,870   Precision Castparts
              Corp.#......................       254,182
      1,096   Quanex Corp. ...............        75,153
     10,258   Reliance Steel & Aluminum
              Co. ........................       399,652
     25,857   Royal Gold, Inc.#...........       471,632
      1,272   RTI International Metals,
              Inc.*.......................        26,127
      1,350   Ryerson Tull, Inc. .........        21,263
        977   Schnitzer Steel Industries,
              Inc.#.......................        33,150
        934   Southern Peru Copper
              Corp.#......................        44,094
     22,378   Steel Dynamics, Inc.#.......       847,679
        656   Steel Technologies, Inc. ...        18,047
      3,077   Stillwater Mining Co.*......        34,647
      4,210   Timken Co. .................       109,544
        110   Titanium Metals Corp.*#.....         2,655
      7,035   United States Steel
              Corp. ......................       360,544
    107,915   USEC, Inc. .................     1,045,696
        857   Valmont Industries, Inc.#...        21,519
        500   Wheeling-Pittsburgh
              Corp.*#.....................        19,270
      3,830   Worthington Industries......        74,991
                                            ------------
                                               9,108,366
                                            ------------
MULTIMEDIA -- 2.1%
     85,684   4Kids Entertainment,
              Inc.*#......................     1,801,078
        300   Beasley Broadcasting Group,
              Inc.*.......................         5,259
      6,073   Belo Corp. .................       159,355
     18,294   Charter Communications,
              Inc.*#......................        40,979
      3,332   Citadel Broadcasting
              Corp.*......................        53,912
        300   Courier Corp. ..............        15,576
      2,431   Cox Radio, Inc.*............        40,063
      1,083   Crown Media Holdings,
              Inc.*#......................         9,314


Shares                                         Value
--------------------------------------------------------
      3,022   Cumulus Media, Inc.*#.......  $     45,572
      3,300   Dex Media, Inc. ............        82,368
      3,600   Dow Jones & Co., Inc. ......       155,016
      3,130   Emmis Communications
              Corp.*......................        60,065
      2,366   Entercom Communications
              Corp.*......................        84,916
      3,019   Entravision Communications
              Corp.*......................        25,209
        300   Fisher Communications,
              Inc.*.......................        14,664
     14,474   Gemstar-TV Guide
              International, Inc.*........        85,686
      2,761   Gray Television, Inc. ......        42,795
      2,135   Hearst-Argyle Television,
              Inc. .......................        56,321
      3,701   Hollinger International,
              Inc. .......................        58,032
      3,026   Insight Communications Co.,
              Inc.*#......................        28,051
      2,850   John Wiley & Sons, Inc. ....        99,294
      1,291   Journal Communications,
              Inc. .......................        23,328
      2,724   Journal Register Co.*.......        52,655
      2,807   Lee Enterprises, Inc.#......       129,347
      1,110   Liberty Corp. ..............        48,796
      1,862   Lin TV Corp.*#..............        35,564
        725   Lodgenet Entertainment
              Corp.*......................        12,825
        905   Martha Stewart Living
              Omnimedia*#.................        26,263
      1,150   McClatchy Co. ..............        82,581
      1,493   Media General, Inc. ........        96,761
     56,721   Mediacom Communications
              Corp.*#.....................       354,506
      2,348   Meredith Corp. .............       127,262
        403   Nexstar Broadcasting Group,
              Inc.*.......................         3,716
      2,003   Paxson Communications
              Corp.*......................         2,764

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        804   Playboy Enterprises, Inc.
              Class B*....................  $      9,881
      9,323   Primedia, Inc.*#............        35,427
        554   Pulitzer, Inc. .............        35,927
      5,500   Radio One, Inc. Class D*....        88,660
    167,923   Reader's Digest Association,
              Inc. .......................     2,335,809
      2,183   Regent Communications,
              Inc.*.......................        11,570
        820   Saga Communications, Inc.*..        13,817
        571   Salem Communications
              Corp.*......................        14,246
      1,976   Scholastic Corp.*...........        73,033
      2,521   Sinclair Broadcast Group,
              Inc. .......................        23,218
     76,325   Sirius Satellite Radio,
              Inc.*#......................       583,886
    189,494   Spanish Broadcasting
              System*.....................     2,001,057
        646   Thomas Nelson, Inc. ........        14,600
         71   Value Line, Inc. ...........         2,786
      4,675   Westwood One, Inc.*.........       125,898
        661   World Wrestling
              Entertainment, Inc. ........         8,018
        867   Young Broadcasting,
              Inc.*#......................         9,155
                                            ------------
                                               9,346,881
                                            ------------
OIL & GAS -- 4.7%
        577   Atwood Oceanics, Inc.*......        30,062
      1,009   Berry Petroleum Co. ........        48,129
      1,050   Brigham Exploration Co.*#...         9,450
      2,034   Cabot Oil & Gas Corp. ......        90,004
     25,385   Cal Dive International,
              Inc.*#......................     1,034,439
        336   Callon Petroleum Co.*#......         4,859
        724   CARBO Ceramics, Inc. .......        49,956
      1,200   Cheniere Energy, Inc.*......        76,440
     16,230   Chesapeake Energy Corp. ....       267,795
      2,462   Cimarex Energy Co.*.........        93,310


Shares                                         Value
--------------------------------------------------------
        244   Clayton Williams Energy,
              Inc.*#......................  $      5,588
      2,050   Comstock Resources, Inc.*...        45,202
      3,286   Cooper Cameron Corp.*.......       176,820
         88   Crosstex Energy, Inc. ......         3,687
      1,196   Delta Petroleum Corp.*#.....        18,753
      3,400   Denbury Resources, Inc. ....        93,330
      3,571   Diamond Offshore Drilling...       143,019
        333   Dril-Quip, Inc.*............         8,079
     16,567   Dynegy, Inc.*#..............        76,540
      1,039   Edge Petroleum Corp.*#......        15,149
      1,334   Encore Acquisition Co. .....        46,570
      1,497   Energy Partners Ltd.#.......        30,344
      3,892   Equitable Resources,
              Inc. .......................       236,089
      4,286   FMC Technologies, Inc.*.....       138,009
      2,899   Forest Oil Corp.*...........        91,956
     25,261   Frontier Oil Corp.#.........       673,458
      1,661   FX Energy, Inc.*#...........        19,400
        800   Giant Industries, Inc.*.....        21,208
      5,310   Global Industries Ltd.*.....        44,020
     29,153   Grant Prideco, Inc.*........       584,518
     66,256   Grey Wolf, Inc.*#...........       349,169
        354   Gulf Island Fabrication,
              Inc. .......................         7,728
      4,686   Hanover Compressor Co.*.....        66,213
      2,400   Harvest Natural Resources,
              Inc.*.......................        41,448
     13,485   Helmerich & Payne, Inc. ....       459,029
      1,386   Holly Corp.#................        38,628
         87   Hornbeck Offshore Services,
              Inc.*#......................         1,679
        754   Houston Exploration Co.*....        42,458
        869   Hydril Co.*.................        39,548
    113,501   Input/Output, Inc.*#........     1,003,349
     43,298   KCS Energy, Inc.*...........       639,944
    105,925   Key Energy Services,
              Inc.*#......................     1,249,915
      1,733   Lone Star Technologies*.....        57,986

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        285   Lufkin Industries, Inc. ....  $     11,374
     34,601   Magnum Hunter Resources,
              Inc.*#......................       446,353
      1,000   Matrix Service Co.*#........         8,060
     31,367   Maverick Tube Corp.*#.......       950,420
        700   McMoRan Exploration Co.*#...        13,090
      3,039   Meridian Resource Corp.*#...        18,386
     87,786   Mission Resources Corp.*#...       512,670
      4,460   National Fuel Gas Co. ......       126,396
      5,468   National-Oilwell, Inc.*#....       192,966
      3,774   Newfield Exploration Co.*...       222,855
      5,290   Newpark Resources*..........        27,243
      3,539   Noble Energy, Inc.#.........       218,215
     29,163   Oceaneering International,
              Inc.*.......................     1,088,363
      1,561   Oil States International,
              Inc.*.......................        30,112
      5,173   Parker Drilling Co.*........        20,330
      4,132   Patina Oil & Gas Corp. .....       154,950
      9,988   Patterson-UTI Energy,
              Inc. .......................       194,267
        966   Penn Virginia Corp. ........        39,191
        600   PetroCorp, Inc.*#(a)........             0
      1,004   Petroleum Development
              Corp.*......................        38,724
      8,901   Pioneer Natural Resources
              Co. ........................       312,425
      8,353   Plains Exploration &
              Production Co.*.............       217,178
      3,937   Pogo Producing Co. .........       190,905
      2,430   Premcor, Inc. ..............       102,473
     57,070   Pride International,
              Inc.*.......................     1,172,218
      5,148   Questar Corp. ..............       262,342
      1,812   Quicksilver Resources,
              Inc.*#......................        66,645
     37,599   Range Resources Corp.#......       769,276
     25,862   Remington Oil & Gas Corp.*..       704,739
      1,015   Resource America, Inc.#.....        32,988
     41,756   Rowan Cos., Inc.*...........     1,081,480


Shares                                         Value
--------------------------------------------------------
        488   RPC, Inc. ..................  $     12,259
      1,135   SEACOR Holdings, Inc.*......        60,609
      9,847   Southwestern Energy Co.*....       499,144
      1,696   Spinnaker Exploration
              Co.*........................        59,479
      1,668   St. Mary Land & Exploration
              Co.#........................        69,622
      1,533   Stone Energy Corp.*.........        69,123
     17,840   Superior Energy Services*...       274,914
      1,863   Swift Energy Co.*#..........        53,915
      3,957   Tesoro Petroleum Corp.*.....       126,070
      1,273   Tetra Technologies, Inc.*...        36,026
      3,935   Tidewater, Inc. ............       140,125
        330   Todco*......................         6,079
        992   Transmontaigne, Inc.*.......         6,081
     20,069   Unit Corp.*.................       766,836
      1,177   Universal Compression
              Holdings, Inc.*.............        41,089
      5,868   Varco International,
              Inc.*.......................       171,052
      2,147   Veritas DGC, Inc.*..........        48,114
     34,755   Vintage Petroleum, Inc. ....       788,591
      1,435   W-H Energy Services,
              Inc.*.......................        32,087
      3,300   Western Gas Resources,
              Inc. .......................        96,525
      1,506   Whiting Petroleum Corp.*....        45,557
                                            ------------
                                              20,803,208
                                            ------------
PHARMACEUTICALS -- 3.7%
      5,038   Abgenix, Inc.*#.............        52,093
      1,153   Able Laboratories, Inc.*#...        26,231
      1,663   Accelrys, Inc.*.............        12,971
      3,237   Accredo Health, Inc.*.......        89,730
      2,355   Adolor Corp.*#..............        23,362
        300   Advancis Pharmaceutical
              Corp.*#.....................         1,146
      5,562   Alkermes, Inc.*#............        78,369
      2,476   Alpharma, Inc. .............        41,968
      1,279   American Pharmaceutical
              Partners, Inc.*#............        47,847

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      5,558   Amylin Pharmaceuticals,
              Inc.*#......................  $    129,835
     80,854   Andrx Corp.*................     1,765,043
      1,563   Antigenics, Inc.*#..........        15,818
      1,913   Array Biopharma, Inc.*......        18,212
     13,515   Atherogenics, Inc.*#........       318,413
        972   Bentley Pharmaceuticals,
              Inc.*#......................        10,449
      1,700   Bioenvision, Inc.*#.........        15,232
     45,251   BioMarin Pharmaceuticals,
              Inc.*#......................       289,154
     20,250   Bone Care International,
              Inc.*.......................       563,962
      8,644   Bradley Pharmaceuticals,
              Inc.*#......................       167,694
         71   Caraco Pharmaceutical
              Laboratories, Ltd.*.........           678
      3,359   Cell Therapeutics, Inc.*#...        27,342
      3,441   Cephalon, Inc.*#............       175,078
     32,065   Connetics Corp.*#...........       778,859
         26   Corcept Therapeutics,
              Inc.*#......................           162
     53,440   Corixa Corp.*#..............       194,522
      2,753   Cubist Pharmaceuticals,
              Inc.*.......................        32,568
      2,109   CV Therapeutics, Inc.*......        48,507
      1,845   Cypress Bioscience,
              Inc.*#......................        25,941
      3,584   Dendreon Corp.*#............        38,635
        879   Depomed, Inc.*#.............         4,747
      2,790   Discovery Laboratories,
              Inc.*#......................        22,125
     13,139   Dov Pharmaceutical,
              Inc.*#......................       237,159
      1,802   Durect Corp.*#..............         5,911
      1,200   Dusa Pharmaceuticals,
              Inc.*#......................        17,160
      1,661   Dyax Corp.*#................        11,992
      2,883   Endo Pharmaceuticals
              Holdings, Inc.*.............        60,601
      1,600   Eon Labs, Inc.*.............        43,200


Shares                                         Value
--------------------------------------------------------
        516   Eyetech Pharmaceuticals,
              Inc.*#......................  $     23,478
     28,762   First Horizon Pharmaceutical
              Corp.*#.....................       658,362
      3,171   Genta, Inc.*................         5,581
      1,476   Guilford Pharmaceuticals,
              Inc.*#......................         7,306
     31,885   HealthExtras, Inc.*#........       519,725
     43,684   Hollis-Eden
              Pharmaceuticals*#...........       411,503
      1,377   I-Flow Corp.*#..............        25,103
      2,991   Impax Laboratories,
              Inc.*#......................        47,497
      2,676   Indevus Pharmaceuticals,
              Inc.*#......................        15,949
      3,653   Inkine Pharmaceutical Co.,
              Inc.*#......................        19,836
      2,543   Inspire Pharmaceuticals,
              Inc.*.......................        42,646
      3,092   Isis Pharmaceuticals,
              Inc.*#......................        18,243
      1,679   Isolagen, Inc.*#............        13,214
        217   Ista Pharmaceuticals,
              Inc.*#......................         2,196
     14,876   King Pharmaceuticals,
              Inc.*.......................       184,462
     18,483   Kos Pharmaceuticals,
              Inc.*#......................       695,700
      2,100   KV Pharmaceutical Co.*#.....        46,305
        338   Lannett Co., Inc.*#.........         3,329
      4,139   Ligand Pharmaceuticals, Inc.
              Class B*#...................        48,178
        440   Mannatech, Inc.#............         8,378
        800   Mannkind Corp.*#............        12,600
      4,993   Medarex, Inc.*#.............        53,825
     16,200   Medco Health Solutions,
              Inc.*.......................       673,920
      2,749   Medicines Co.*..............        79,171
      3,518   Medicis Pharmaceutical
              Corp.#......................       123,517
      4,318   MGI Pharma, Inc.*...........       120,947
      3,634   Nabi Biopharmaceuticals*....        53,238

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        549   Natures Sunshine Products,
              Inc.*.......................  $     11,178
     31,266   NBTY, Inc.*.................       750,697
      2,329   NeighborCare, Inc.*.........        71,547
      1,093   Neopharm, Inc.*#............        13,673
      2,164   Neurocrine Biosciences,
              Inc.*.......................       106,685
        588   Neurogen Corp.*.............         5,504
        367   NitroMed, Inc.*#............         9,781
      1,401   Noven Pharmaceuticals,
              Inc.*.......................        23,901
      2,229   NPS Pharmaceuticals,
              Inc.*#......................        40,746
         61   Nutraceutical International
              Corp.*......................           940
      1,505   Nuvelo, Inc.*#..............        14,824
         44   Omega Protein Corp.*........           378
      2,349   Onyx Pharmaceuticals,
              Inc.*#......................        76,084
      2,947   OSI Pharmaceuticals,
              Inc.*.......................       220,583
     39,587   Pain Therapeutics, Inc.*....       285,422
      2,048   Par Pharmaceutical Cos,
              Inc.*.......................        84,746
        949   Penwest Pharmaceuticals
              Co.*#.......................        11,350
     30,377   Perrigo Co.#................       524,611
     32,798   Pharmacyclics, Inc.*#.......       343,395
      9,775   Pharmion Corp.*#............       412,603
      5,444   Pharmos Corp.*#.............         7,730
      1,540   Pozen, Inc.*#...............        11,196
      1,592   Priority Healthcare Corp.
              Class B*....................        34,658
     26,828   Progenics Pharmaceuticals,
              Inc.*.......................       460,368
     69,200   QLT, Inc.*#.................     1,112,736
        445   Renovis, Inc.*#.............         6,399
        795   Rigel Pharmaceuticals,
              Inc.*#......................        19,414
      2,400   Salix Pharmaceuticals
              Ltd.*#......................        42,216
         56   Santarus, Inc.*#............           507
     69,957   Sciclone Pharmaceuticals,
              Inc.*#......................       258,841
      6,361   Sepracor, Inc.*#............       377,653


Shares                                         Value
--------------------------------------------------------
      2,314   Star Scientific, Inc.*......  $     11,767
      1,521   Tanox, Inc.*#...............        23,119
        921   Trimeris, Inc.*#............        13,051
     14,442   United Therapeutics
              Corp.*#.....................       652,056
        600   USANA Health Sciences,
              Inc.*#......................        20,520
      5,280   Valeant Pharmaceuticals
              International...............       139,128
      4,074   VCA Antech, Inc.*...........        79,850
      3,176   Vicuron Pharmaceuticals,
              Inc.*.......................        55,294
      3,418   Vion Pharmaceuticals,
              Inc.*#......................        16,030
     18,495   Zymogenetics, Inc.*#........       425,385
                                            ------------
                                              16,083,491
                                            ------------
REAL ESTATE -- 4.9%
      2,200   Aames Investment Corp.
              REIT........................        23,540
      1,679   Acadia Realty Trust REIT....        27,368
     65,782   Affordable Residential
              Communities REIT#...........       943,972
      2,706   Alexander's, Inc. REIT*#....       581,790
      6,349   Alexandria Real Estate
              Equities, Inc. REIT#........       472,493
      5,118   AMB Property Corp. REIT.....       206,716
        600   American Campus Communities,
              Inc. REIT...................        13,494
     64,398   American Financial Realty
              Trust REIT..................     1,041,960
      1,937   American Home Mortgage
              Investment Corp. REIT.......        66,342
      1,667   AMLI Residential Properties
              Trust REIT..................        53,344
      7,071   Annaly Mortgage Management,
              Inc. REIT#..................       138,733
      3,225   Anthracite Capital, Inc.
              REIT........................        39,861
      2,623   Anworth Mortgage Asset Corp.
              REIT#.......................        28,092

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      5,818   Apartment Investment &
              Management Co. REIT.........  $    224,226
        496   Arbor Realty Trust, Inc.
              REIT........................        12,172
      3,893   Arden Realty, Inc. REIT.....       146,844
        653   Ashford Hospitality Trust,
              Inc. REIT...................         7,098
      4,407   AvalonBay Communities, Inc.
              REIT........................       331,847
        284   Avatar Holdings, Inc.
              REIT*#......................        13,660
        725   Bedford Property Investors
              REIT........................        20,597
      1,000   Bimini Mortgage Management,
              Inc. REIT#..................        16,060
      1,700   BioMed Realty Trust, Inc.
              REIT........................        37,757
      2,859   Brandywine Realty Trust
              REIT........................        84,026
      2,984   BRE Properties REIT.........       120,285
      2,301   Camden Property Trust REIT..       117,351
      1,800   Capital Automotive REIT.....        63,945
      1,425   Capital Lease Funding, Inc.
              REIT........................        17,812
        484   Capital Trust, Inc. REIT#...        14,864
        539   Capstead Mortgage Corp.
              REIT#.......................         5,681
      3,177   CarrAmerica Realty Corp.
              REIT........................       104,841
      6,381   Catellus Development Corp.
              REIT........................       195,259
      1,400   CB Richard Ellis Group, Inc.
              REIT*.......................        46,970
      1,365   CBL & Associates Properties,
              Inc. REIT...................       104,218
        562   Cedar Shopping Centers, Inc.
              REIT........................         8,037
      2,795   Centerpoint Properties Trust
              REIT........................       133,852


Shares                                         Value
--------------------------------------------------------
      1,191   Colonial Properties Trust
              REIT#.......................  $     46,771
      2,951   Commercial Net Lease Realty
              REIT........................        60,791
        283   Consolidated-Tomoka Land Co.
              REIT........................        12,169
      3,500   Cornerstone Realty Income
              Trust, Inc. REIT............        34,930
      2,039   Corporate Office Properties
              Trust SBI MD REIT#..........        59,845
        578   Correctional Properties
              Trust REIT..................        16,693
      2,319   Cousins Properties, Inc.
              REIT........................        70,196
     79,169   Crescent Real Estate Equity
              Co. REIT....................     1,445,626
     53,748   CRT Properties, Inc. REIT...     1,282,427
      6,330   Developers Diversified
              Realty Corp. REIT...........       280,862
      1,200   Digital Realty Trust, Inc.
              REIT........................        16,164
      1,167   Eastgroup Properties REIT...        44,719
      1,438   Entertainment Properties
              Trust REIT..................        64,063
    118,354   Equity Inns, Inc. REIT......     1,389,476
      1,212   Equity Lifestyle Properties,
              Inc. REIT...................        43,329
      1,804   Equity One, Inc. REIT#......        42,809
      1,380   Essex Property Trust, Inc.
              REIT........................       115,644
        900   Extra Space Storage, Inc.
              REIT........................        11,997
      3,301   Federal Realty Invs Trust
              REIT........................       170,497
      3,428   FelCor Lodging Trust, Inc.
              REIT*#......................        50,220
      2,601   First Industrial Realty
              Trust, Inc. REIT#...........       105,939

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      1,929   Forest City Enterprises,
              Inc. REIT...................  $    111,014
      1,834   Gables Residential Trust
              REIT#.......................        65,639
        994   Getty Realty Corp. REIT.....        28,558
      1,874   Glenborough Realty Trust,
              Inc. REIT...................        39,879
      1,976   Glimcher Realty Trust
              REIT#.......................        54,755
        400   Global Signal, Inc. REIT#...        11,016
      1,500   GMH Communities Trust
              REIT........................        21,150
      1,460   Government Properties Trust,
              Inc. REIT#..................        14,396
        600   Gramercy Capital Corp.
              REIT........................        12,360
      8,110   Health Care Property
              Investors, Inc. REIT........       224,566
      2,996   Health Care, Inc. REIT#.....       114,297
      2,848   Healthcare Realty Trust,
              Inc. REIT...................       115,914
      1,800   Heritage Property Investment
              Trust REIT..................        57,762
      2,419   Highland Hospitality Corp.
              REIT........................        27,189
      3,123   Highwoods Properties, Inc.
              REIT........................        86,507
      2,128   Home Properties, Inc.
              REIT........................        91,504
      2,100   HomeBanc Corp. REIT#........        20,328
      4,168   Hospitality Properties Trust
              REIT........................       191,728
     21,572   Host Marriott Corp. REIT....       373,196
     11,367   HRPT Properties Trust REIT..       145,839
     37,706   IMPAC Mortgage Holdings,
              Inc. REIT...................       854,795
      2,298   Innkeepers USA Trust REIT...        32,632
      1,766   Investors Real Estate Trust
              REIT#.......................        18,525
      2,101   Jones Lang LaSalle, Inc.
              REIT*.......................        78,598


Shares                                         Value
--------------------------------------------------------
      1,634   Kilroy Realty Corp. REIT....  $     69,853
      1,100   Kite Realty Group Trust
              REIT........................        16,808
      1,073   Kramont Realty Trust REIT#..        25,108
      1,464   LaSalle Hotel Properties
              REIT........................        46,599
      2,924   Lexington Corporate
              Properties Trust REIT.......        66,024
      5,277   Liberty Property Trust
              REIT#.......................       227,966
      1,002   LNR Property Corp. REIT.....        63,036
        795   LTC Properties, Inc. REIT...        15,828
      2,259   Luminent Mortgage Capital,
              Inc. REIT...................        26,882
      3,617   Macerich Co. REIT...........       227,148
      3,826   Mack-Cali Realty Corp.
              REIT........................       176,111
      2,108   Maguire Properties, Inc.
              REIT........................        57,886
      4,059   Meristar Hospitality Corp.
              REIT*.......................        33,893
      4,700   MFA Mortgage Investments,
              Inc. REIT...................        41,454
      1,138   Mid-America Apartment
              Communities, Inc. REIT#.....        46,908
      3,301   Mills Corp. REIT............       210,472
        693   Mission West Properties
              REIT#.......................         7,373
        900   MortgageIT Holdings, Inc.
              REIT#.......................        16,155
      1,376   National Health Investors,
              Inc. REIT...................        40,152
      4,429   Nationwide Health
              Properties, Inc. REIT.......       105,189
     23,646   New Century Financial Corp.
              REIT#.......................     1,511,216
      6,398   New Plan Excel Realty Trust
              REIT........................       173,258
      2,000   Newcastle Investment Corp.
              REIT........................        63,560

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      1,753   Novastar Financial, Inc.
              REIT#.......................  $     86,773
      2,818   Omega Healthcare Investors,
              Inc. REIT...................        33,252
      2,409   Pan Pacific Retail
              Properties, Inc. REIT#......       151,044
        534   Parkway Properties, Inc.
              REIT........................        27,100
      2,044   Pennsylvania Real Estate
              Investment Trust REIT.......        87,483
      2,572   Post Properties, Inc.
              REIT........................        89,763
      2,730   Prentiss Properties Trust
              REIT........................       104,286
        768   PS Business Parks, Inc.
              REIT........................        34,637
      1,486   RAIT Investment Trust REIT..        41,563
        692   Ramco-Gershenson Properties
              REIT........................        22,317
        537   Reading International, Inc.
              REIT*.......................         4,489
      2,306   Realty Income Corp. REIT#...       116,637
      4,510   Reckson Associates Realty
              Corp. REIT..................       147,973
      1,085   Redwood Trust, Inc. REIT....        67,368
      3,616   Regency Centers Corp. REIT..       200,326
        743   Saul Centers, Inc. REIT.....        28,420
      2,900   Saxon Capital, Inc. REIT....        69,571
      3,150   Senior Housing Properties
              Trust REIT..................        59,661
      2,978   Shurgard Storage Centers,
              Inc. REIT...................       131,062
      2,355   SL Green Realty Corp. REIT..       142,595
        925   Sovran Self Storage, Inc.
              REIT........................        38,979
     28,700   Spirit Finance Corp.
              REIT*#......................       363,055
      3,416   St Joe Co. REIT.............       219,307
      1,100   Strategic Hotel Capital,
              Inc. REIT...................        18,150
      1,683   Summit Properties, Inc.
              REIT........................        54,798


Shares                                         Value
--------------------------------------------------------
        880   Sun Communities, Inc. REIT..  $     35,420
     36,400   Sunset Financial Resources,
              Inc. REIT#..................       378,924
      1,300   Sunstone Hotel Investors,
              Inc. REIT...................        27,014
      1,626   Tanger Factory Outlet
              Centers, Inc. REIT..........        43,024
         96   Tarragon Corp. REIT*#.......         1,714
      3,043   Taubman Centers, Inc. REIT..        91,138
      5,313   Thornburg Mortgage, Inc.
              REIT#.......................       153,864
     18,704   Town & Country Trust REIT#..       516,791
      1,824   Trammell Crow Co. REIT*.....        33,033
      5,300   Trizec Properties, Inc.
              REIT........................       100,276
      1,600   U-Store-It Trust REIT.......        27,760
      7,863   United Dominion Realty
              Trust, Inc. REIT............       195,002
        505   Universal Health Realty
              Trust Income REIT...........        16,226
        858   Urstadt Biddle Properties,
              Inc. REIT#..................        14,629
      1,227   US Restaurant Properties,
              Inc. REIT#..................        22,160
      5,348   Ventas, Inc. REIT...........       146,589
      2,449   Washington Real Estate
              Investment Trust REIT#......        82,948
      4,712   Weingarten Realty Investors
              REIT........................       188,951
        994   Winston Hotels, Inc. REIT...        11,739
                                            ------------
                                              21,319,111
                                            ------------
RETAIL -- 5.4%
      1,847   7-Eleven, Inc.*.............        44,236
      2,633   99 Cents Only Stores*#......        42,549
      5,863   Abercrombie & Fitch Co. ....       275,268
        900   AC Moore Arts & Crafts,
              Inc.*.......................        25,929
      4,536   Advance Auto Parts*.........       198,132
     31,769   Aeropostale, Inc.*#.........       934,962

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
     13,550   America's Car Mart,
              Inc.*#......................  $    514,900
      3,203   American Eagle Outfitters...       150,861
      4,236   AnnTaylor Stores Corp.*.....        91,201
        700   Asbury Automotive Group,
              Inc.*.......................         9,646
      3,210   Barnes & Noble, Inc.*.......       103,587
        497   Bebe Stores, Inc. ..........        13,396
      1,400   Big 5 Sporting Goods
              Corp.#......................        40,796
      6,908   Big Lots, Inc.*.............        83,794
        600   BJ's Restaurants, Inc.*#....         8,400
     38,407   BJ's Wholesale Club,
              Inc.*.......................     1,118,796
        445   Blair Corp. ................        15,869
     79,610   Blockbuster, Inc.#..........       759,479
      2,400   Bombay Co., Inc.*#..........        13,272
     37,700   Bon-Ton Stores, Inc.#.......       593,775
     54,770   Borders Group, Inc. ........     1,391,158
      1,125   Brookstone, Inc.*...........        21,994
      1,259   Brown Shoe Co., Inc. .......        37,556
        545   Buckle, Inc. ...............        16,077
        500   Build-A-Bear Workshop,
              Inc.*#......................        17,575
      1,316   Burlington Coat Factory
              Warehouse Corp. ............        29,873
        600   Cabela's, Inc.*#............        13,644
        145   Cache, Inc.*................         2,613
      6,393   Carmax, Inc.*#..............       198,503
      3,172   Casey's General Stores,
              Inc. .......................        57,572
      1,721   Cash America International,
              Inc. .......................        51,165
      1,900   Casual Male Retail Group,
              Inc.*#......................        10,355
        965   Cato Corp. .................        27,811
        687   Charlotte Russe Holding,
              Inc.*.......................         6,939
      6,558   Charming Shoppes*...........        61,448
      5,481   Chico's FAS, Inc.*#.........       249,550
        950   Childrens Place*#...........        35,179


Shares                                         Value
--------------------------------------------------------
      2,356   Christopher & Banks Corp.#..  $     43,468
     12,242   Circuit City Stores,
              Inc. .......................       191,465
     51,102   Claire's Stores, Inc. ......     1,085,918
      1,308   Coldwater Creek, Inc.*......        40,378
        484   Conn's, Inc.*#..............         8,141
      3,936   Copart, Inc.*...............       103,596
      1,436   Cost Plus, Inc.*............        46,139
      2,824   CSK Auto Corp.*.............        47,274
        164   DEB Shops, Inc. ............         4,107
     10,810   Dick's Sporting Goods,
              Inc.*#......................       379,972
      3,727   Dillard's, Inc. ............       100,144
      6,974   Dollar Tree Stores, Inc.*...       200,014
      1,500   Domino's Pizza, Inc. .......        26,700
      1,340   Dress Barn, Inc.*#..........        23,584
     52,392   Electronics Boutique
              Holdings Corp.*#............     2,249,712
      2,334   Finish Line, Inc.#..........        42,712
        743   First Cash Financial
              Services, Inc.*.............        19,846
      9,414   Foot Locker, Inc. ..........       253,519
      2,603   Fred's, Inc.#...............        45,292
        700   GameStop Corp.*#............        15,652
      1,363   GameStop Corp. Class B*.....        30,545
      1,521   Genesco, Inc.*..............        47,364
      1,379   Goody's Family Clothing,
              Inc. .......................        12,604
      1,109   Group 1 Automotive, Inc.*...        34,934
     10,843   Guitar Center, Inc.*#.......       571,318
      1,048   Hancock Fabrics, Inc.#......        10,868
      1,101   Haverty Furniture Cos,
              Inc. .......................        20,369
      1,397   Hibbett Sporting Goods,
              Inc.*.......................        37,174
      3,500   Hollywood Entertainment
              Corp.*......................        45,815
      3,197   HOT Topic, Inc.*............        54,956
      3,243   Insight Enterprises,
              Inc.*.......................        66,546
      1,083   J Jill Group, Inc.*.........        16,126
        981   Jo-Ann Stores, Inc.*........        27,017

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
     36,399   JOS A Bank Clothiers,
              Inc.*#......................  $  1,030,092
        407   Kenneth Cole Productions,
              Inc. .......................        12,560
        683   Kirkland's, Inc.*...........         8,394
      2,978   Linens 'N Things, Inc.*.....        73,854
        906   Lithia Motors, Inc.#........        24,299
     45,576   Longs Drug Stores Corp.#....     1,256,530
        600   MarineMax, Inc.*............        17,856
      1,835   Men's Wearhouse, Inc.*......        58,647
      8,522   Michaels Stores, Inc. ......       255,404
        982   Movado Group, Inc. .........        18,314
      1,550   Movie Gallery, Inc. ........        29,559
      1,959   MSC Industrial Direct
              Co. ........................        70,485
      2,730   Neiman-Marcus Group, Inc. ..       195,304
        600   New York & Co., Inc.*#......         9,912
      3,224   Nu Skin Enterprises,
              Inc. .......................        81,825
      2,798   O'Reilly Automotive,
              Inc.*#......................       126,050
      5,408   OfficeMax, Inc. ............       169,703
      4,905   Pacific Sunwear of
              California*.................       109,185
        502   Pantry, Inc.*#..............        15,105
        781   Party City Corp.*...........        10,098
      4,460   Payless Shoesource, Inc.*...        54,858
        177   PC Connection, Inc.*........         1,685
        700   PC Mall, Inc.*#.............        15,666
      3,471   PEP Boys-Manny Moe & Jack...        59,250
      2,482   Petco Animal Supplies,
              Inc.*.......................        97,989
      5,449   Pier 1 Imports, Inc. .......       107,345
      2,708   Regis Corp. ................       124,974
     32,120   Restoration Hardware,
              Inc.*#......................       184,369
     29,947   Retail Ventures, Inc.*#.....       212,624
     26,618   Rite Aid Corp.*.............        97,422
      9,300   Ross Stores, Inc.#..........       268,491
      7,802   Saks, Inc.*.................       113,207
      1,421   School Specialty, Inc.*.....        54,794
      2,200   Select Comfort Corp.*#......        39,468
        700   Sharper Image Corp.*#.......        13,195


Shares                                         Value
--------------------------------------------------------
        400   Shoe Carnival, Inc.*........  $      5,200
      2,047   ShopKo Stores, Inc.*#.......        38,238
        759   Smart & Final, Inc.*........        10,922
      1,763   Sonic Automotive, Inc.#.....        43,722
      1,419   Sports Authority, Inc.*#....        36,539
        946   Stage Stores, Inc.*.........        39,278
      1,464   Stein Mart, Inc.*...........        24,976
        610   Systemax, Inc.*.............         4,477
      1,192   Talbots, Inc. ..............        32,458
      1,173   TBC Corp.*..................        32,609
     89,968   Too, Inc.*..................     2,200,617
     76,699   Toys "R" Us, Inc.*..........     1,570,029
      2,000   Tractor Supply Co.*.........        74,420
      1,792   Trans World
              Entertainment*#.............        22,346
     22,883   Tuesday Morning Corp.*#.....       700,906
      1,031   United Auto Group, Inc.#....        30,507
      2,746   Urban Outfitters, Inc.*#....       121,922
        770   West Marine, Inc.*#.........        19,058
      5,768   Williams-Sonoma, Inc.*......       202,111
        700   World Fuel Services
              Corp. ......................        34,860
      3,452   Zale Corp.*#................       103,111
                                            ------------
                                              23,537,948
                                            ------------
SAVINGS & LOAN -- 1.3%
      1,292   Anchor Bancorp Wisconsin,
              Inc.#.......................        37,662
      4,797   Astoria Financial Corp. ....       191,736
    162,034   Bank Mutual Corp. ..........     1,971,954
      2,792   BankAtlantic Bancorp,
              Inc. .......................        55,561
      1,484   BankUnited Financial
              Corp.*......................        47,414
        300   Berkshirehill Bancorp,
              Inc.#.......................        11,145
        312   Beverly Hills Bancorp,
              Inc. .......................         3,151
        287   BFC Financial Corp.*........         3,631
      3,850   Brookline Bancorp, Inc. ....        62,832
      1,494   Capitol Federal
              Financial#..................        53,784

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        300   Charter Financial Corp.#....  $     13,161
        417   Citizens First Bancorp,
              Inc. .......................        10,083
      1,100   Clifton Savings Bancorp,
              Inc. .......................        13,365
     24,103   Commercial Capital Bancorp,
              Inc.#.......................       558,708
      2,651   Commercial Federal Corp. ...        78,761
      2,151   Dime Community Bancshares...        38,524
      1,221   Downey Financial Corp. .....        69,597
        843   Fidelity Bankshares,
              Inc. .......................        36,047
        767   First Financial Holdings,
              Inc. .......................        25,112
      5,148   First Niagara Financial
              Group, Inc.#................        71,815
        694   First Place Financial
              Corp. ......................        15,539
      1,180   FirstFed Financial Corp.*...        61,207
      2,088   Flagstar Bancorp, Inc.#.....        47,189
        879   Flushing Financial Corp. ...        17,633
        694   Franklin Bank Corp.*........        12,665
      1,386   Harbor Florida Bancshares,
              Inc. .......................        47,969
        569   Horizon Financial Corp. ....        11,710
      2,082   Hudson River Bancorp........        41,203
      4,995   Independence Community Bank
              Corp. ......................       212,687
        299   Itla Capital Corp.*.........        17,578
      1,908   KNBT Bancorp, Inc. .........        32,245
      1,812   MAF Bancorp, Inc. ..........        81,214
        200   NASB Financial, Inc. .......         7,992
      5,496   NewAlliance Bancshares,
              Inc. .......................        84,089
      1,338   Northwest Bancorp, Inc. ....        33,570
        306   OceanFirst Financial
              Corp. ......................         7,543
      2,668   Ocwen Financial Corp.*#.....        25,506
     72,959   Partners Trust Financial
              Group, Inc.#................       849,972
        266   Pennfed Financial Services,
              Inc. .......................         4,277
      2,279   People's Bank...............        88,630


Shares                                         Value
--------------------------------------------------------
        773   PFF Bancorp, Inc. ..........  $     35,813
      2,773   Provident Bancorp, Inc. ....        36,576
        264   Provident Financial Hldgs...         7,616
      4,764   Provident Financial
              Services, Inc. .............        92,279
      1,490   Sterling Financial Corp.*...        58,497
      1,364   TierOne Corp. ..............        33,895
      1,776   United Community Financial
              Corp.#......................        19,891
      4,705   Washington Federal, Inc. ...       124,871
      1,672   Waypoint Financial Corp. ...        47,401
        267   Westfield Financial,
              Inc.#.......................         6,894
        358   WSFS Financial Corp. .......        21,595
                                            ------------
                                               5,539,789
                                            ------------
SEMICONDUCTORS -- 3.4%
      1,416   Actel Corp.*................        24,837
     27,233   ADE Corp.*#.................       509,802
      1,412   Alliance Semiconductor
              Corp.*......................         5,224
      1,921   AMIS Holdings, Inc.*........        31,735
      6,300   Amkor Technology, Inc.*#....        42,084
     20,671   Applied Micro Circuits
              Corp.*......................        87,025
      1,164   Artisan Components,
              Inc.*(a)....................        43,685
      3,146   Asyst Technologies, Inc.*...        16,013
     25,576   Atmel Corp.*#...............       100,258
      1,721   ATMI, Inc.*.................        38,774
      1,441   August Technology Corp.*#...        15,174
     15,769   Axcelis Technologies,
              Inc.*#......................       128,202
    128,684   Brooks Automation, Inc.*#...     2,215,938
      4,842   Cirrus Logic, Inc.*#........        26,679
      1,260   Cohu, Inc. .................        23,386
     27,582   Conexant Systems, Inc.*.....        54,888
      5,669   Credence Systems Corp.*.....        51,871
      4,489   Cree, Inc.*#................       179,919
      8,100   Cypress Semiconductor
              Corp.*#.....................        95,013

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
     18,092   Diodes, Inc.*#..............  $    409,422
      1,816   DSP Group, Inc.*............        40,551
        713   Dupont Photomasks, Inc.*....        18,830
      4,809   Emulex Corp.*...............        80,984
      3,390   Entegris, Inc.*.............        33,730
      2,067   ESS Technology*#............        14,696
      2,601   Exar Corp.*.................        36,908
     46,837   Fairchild Semiconductor
              International, Inc.*........       761,570
     20,522   Formfactor, Inc.*...........       556,967
        749   FSI International, Inc.*....         3,498
      2,221   Genesis Microchip, Inc.*#...        36,025
      1,787   Helix Technology Corp.#.....        31,076
      4,167   Integrated Circuit Systems,
              Inc.*.......................        87,174
      7,128   Integrated Device
              Technology, Inc.*...........        82,400
      2,278   Integrated Silicon
              Solutions, Inc.*#...........        18,680
      4,068   International Rectifier
              Corp.*......................       181,311
      8,917   Intersil Corp. .............       149,271
      1,048   IXYS Corp.*.................        10,815
      4,487   Kopin Corp.*#...............        17,365
      3,440   Kulicke & Soffa Industries,
              Inc.*#......................        29,653
      8,277   Lam Research Corp.*#........       239,288
      6,745   Lattice Semiconductor
              Corp.*#.....................        38,446
     24,010   LSI Logic Corp.*#...........       131,575
      4,201   LTX Corp.*#.................        32,306
    146,514   Mattson Technology,
              Inc.*#......................     1,649,748
      4,665   MEMC Electronic Materials,
              Inc.*.......................        61,811
      3,600   Micrel, Inc.*...............        39,672
     51,140   Microsemi Corp.*............       887,790
     67,972   Microtune, Inc.*#...........       415,309


Shares                                         Value
--------------------------------------------------------
      6,566   Mindspeed Technologies,
              Inc.*#......................  $     18,253
      2,565   MIPS Technologies, Inc.*....        25,265
      1,793   MKS Instruments, Inc.*......        33,260
      1,700   Monolithic System
              Technology, Inc.*#..........        10,591
      2,234   Mykrolis Corp.*.............        31,656
     51,800   Nanometrics, Inc.*#.........       834,964
     10,205   Nvidia Corp.*...............       240,430
      3,200   Omnivision Technologies,
              Inc.*#......................        58,720
      7,408   ON Semiconductor Corp.*#....        33,632
      1,250   Pericom Semiconductor
              Corp.*#.....................        11,788
      1,763   Photronics, Inc.*...........        29,090
      2,397   Pixelworks, Inc.*#..........        27,182
      1,221   PLX Technology, Inc.*#......        12,698
     11,427   PMC -- Sierra, Inc.*#.......       128,554
      1,705   Power Integrations, Inc.*...        33,725
      5,853   QLogic Corp.*...............       214,981
      5,325   Rambus, Inc.*#..............       122,475
        826   Rudolph Technologies,
              Inc.*.......................        14,182
        921   Semitool, Inc.*.............         8,547
      4,577   Semtech Corp.*..............       100,099
      1,565   Sigmatel, Inc.*#............        55,604
     44,809   Silicon Image, Inc.*#.......       737,556
      2,055   Silicon Laboratories,
              Inc.*#......................        72,562
        354   Siliconix, Inc.*............        12,917
      1,321   Sipex Corp.*#...............         6,182
        909   Sirf Technology Holdings,
              Inc.*#......................        11,562
     72,109   Skyworks Solutions,
              Inc.*#......................       679,988
         81   Staktek Holdings, Inc.*.....           376
        806   Standard Microsystems
              Corp.*......................        14,371
     22,855   Supertex, Inc.*.............       495,954
      1,509   Tessera Technologies,
              Inc.*#......................        56,150

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      9,230   Transmeta Corp.*#...........  $     15,045
      9,106   Triquint Semiconductor,
              Inc.*.......................        40,522
      1,426   Ultratech, Inc.*#...........        26,880
     20,784   Varian Semiconductor
              Equipment Associates,
              Inc.*#......................       765,890
      1,563   Veeco Instruments, Inc.*#...        32,932
     14,087   Vitesse Semiconductor
              Corp.*#.....................        49,727
      2,701   Zoran Corp.*................        31,278
                                            ------------
                                              14,882,966
                                            ------------
SOFTWARE -- 6.2%
      8,087   Activision, Inc.*...........       163,196
        962   Actuate Corp.*..............         2,453
      4,348   Acxiom Corp. ...............       114,352
      1,229   Advent Software, Inc.*......        25,170
      1,506   Allscripts Healthcare
              Solutions, Inc.*............        16,069
      1,300   Altiris, Inc.*..............        46,059
     22,464   Ansys, Inc.*#...............       720,196
      3,968   Ascential Software Corp.*...        64,718
      2,209   Aspen Technology, Inc.*#....        13,718
        428   Atari, Inc.*#...............         1,254
      1,791   Authentidate Holding
              Corp.*......................        11,086
     11,867   Avid Technology, Inc.*......       732,787
     22,600   BEA Systems, Inc.*..........       200,236
      4,681   Borland Software Corp.*.....        54,674
        952   Captaris, Inc.*.............         4,912
        568   CCC Information Services
              Group*......................        12,615
     28,997   Cerner Corp.*#..............     1,541,770
      4,013   Certegy, Inc................       142,582
     10,515   Citrix Systems, Inc.*.......       257,933
        314   Computer Programs & Systems,
              Inc.#.......................         7,269
     23,704   Compuware Corp.*............       153,365


Shares                                         Value
--------------------------------------------------------
      1,156   Concord Communications,
              Inc.*.......................  $     12,808
      1,500   Concur Technologies,
              Inc.*#......................        13,365
      3,539   CSG Systems International*..        66,179
     44,194   Dendrite International,
              Inc.*.......................       857,364
     14,953   Digi International, Inc.*...       257,042
      4,434   Dun & Bradstreet Corp.*.....       264,488
    250,984   Eclipsys Corp.*#............     5,127,603
      3,222   eFunds Corp.*...............        77,360
        743   Embarcadero Technologies,
              Inc.*#......................         6,992
      2,480   Epicor Software Corp.*......        34,943
        801   EPIQ Systems, Inc.*#........        11,727
      4,464   Fair Isaac Corp.#...........       163,740
      2,318   FalconStor Software,
              Inc.*#......................        22,183
      2,388   Filenet Corp.*..............        61,515
      1,617   Global Payments, Inc.#......        94,659
     27,557   Hyperion Solutions Corp.*...     1,284,707
      1,212   IDX Systems Corp.*#.........        41,766
     11,504   Infocrossing, Inc.*#........       194,763
      4,510   Informatica Corp.*..........        36,621
      1,648   infoUSA, Inc.*#.............        18,441
        500   InPhonic, Inc.*.............        13,740
      1,311   Inter-Tel, Inc. ............        35,895
         68   Intervideo, Inc.*...........           900
      1,993   JDA Software Group, Inc.*...        27,145
      3,510   Keane, Inc.*#...............        51,597
      2,864   Lawson Software, Inc.*......        19,676
        800   Mantech International
              Corp.*#.....................        18,992
      4,430   Manugistics Group, Inc.*....        12,714
      1,100   MAPICS, Inc.*...............        11,605
     48,556   Mapinfo Corp.*..............       581,701
      3,489   Micromuse, Inc.*............        19,364
     10,780   MicroStrategy, Inc.*........       649,495
      2,667   Midway Games, Inc.*#........        28,003

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
     32,725   MRO Software, Inc.*.........  $    426,080
      1,491   MSC.Software Corp.*#........        15,611
      2,400   NAVTEQ Corp.*...............       111,264
      2,245   NDCHealth Corp. ............        41,735
    182,203   NetIQ Corp.*................     2,224,699
     23,667   Novell, Inc.*#..............       159,752
      1,036   Omnicell, Inc.*#............        11,396
        739   Open Solutions, Inc.*.......        19,184
        733   Opnet Technologies, Inc.*...         6,172
      1,609   Packeteer, Inc.*............        23,250
      1,016   PalmSource, Inc.*#..........        12,944
     90,570   Parametric Technology
              Corp.*#.....................       533,457
        900   PDF Solutions, Inc.*#.......        14,499
        573   Pegasystems, Inc.*#.........         4,888
     39,649   Per-Se Technologies,
              Inc.*#......................       627,644
      3,800   Pinnacle Systems, Inc.*.....        23,180
      1,400   Pixar*......................       119,854
        509   PLATO Learning, Inc.*.......         3,792
     22,898   Progress Software Corp.*....       534,668
        736   QAD, Inc. ..................         6,565
        230   Quality Systems, Inc.*#.....        13,754
      2,699   Quest Software, Inc.*.......        43,049
        506   Renaissance Learning,
              Inc.#.......................         9,391
      3,707   Retek, Inc.*................        22,798
        700   Salesforce.com, Inc.*#......        11,858
      5,411   ScanSoft, Inc.*.............        22,672
        504   Schawk, Inc. ...............         9,163
     44,744   Seachange International,
              Inc.*#......................       780,335
      3,947   SEI Investments Co. ........       165,498
      1,419   Serena Software, Inc.*#.....        30,707
        764   SPSS, Inc.*.................        11,949
        672   SS&C Technologies, Inc. ....        13,877
      5,950   Sybase, Inc.*...............       118,703
        455   SYNNEX Corp.*...............        10,947


Shares                                         Value
--------------------------------------------------------
     35,875   Take-Two Interactive
              Software, Inc.*#............  $  1,248,091
     69,131   THQ, Inc.*#.................     1,585,865
      1,072   TradeStation Group, Inc.*...         7,525
      2,346   Transaction Systems
              Architects, Inc.*...........        46,568
      1,144   Trident Microsystems,
              Inc.*#......................        19,128
     19,268   Ulticom, Inc.*#.............       308,866
      1,203   Ultimate Software Group,
              Inc.*.......................        15,254
        800   Verint Systems, Inc.*#......        29,064
    242,952   Wind River Systems,
              Inc.*#......................  $  3,292,000
      1,247   Witness Systems, Inc.*......        21,773
                                            ------------
                                              27,164,976
                                            ------------
TELECOMMUNICATIONS -- 3.4%
     24,131   3Com Corp.*.................       100,626
    114,907   Adaptec, Inc.*..............       872,144
     48,400   ADC Telecommunications,
              Inc.*.......................       129,712
      3,901   Adtran, Inc. ...............        74,665
      4,312   Aeroflex, Inc.*.............        52,261
        947   AirGate PCS, Inc.*#.........        33,713
     49,708   Airspan Networks, Inc.*#....       269,914
      3,911   Alamosa Holdings, Inc.*#....        48,770
        239   Alaska Communications
              Systems Group, Inc.#........         2,063
     13,255   American Tower Corp.*#......       243,892
      1,469   Anaren, Inc.*...............        19,038
     10,041   Andrew Corp.*...............       136,859
      1,735   Anixter International,
              Inc.*#......................        62,443
      9,447   Applied Signal Technology,
              Inc.#.......................       333,007
     67,488   Arris Group, Inc.*#.........       475,116
      2,132   Aspect Communications
              Corp.*......................        23,750

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
         41   Atheros Communications,
              Inc.*#......................  $        420
      1,030   Audiovox Corp.*#............        16,253
      4,141   Avanex Corp.*#..............        13,707
      1,050   Black Box Corp. ............        50,421
      1,040   Boston Communications
              Group*......................         9,610
      2,384   Broadwing Corp.*#...........        21,718
     39,450   C-COR.net Corp.*#...........       366,885
      1,202   Carrier Access Corp.*#......        12,837
        354   Centennial Communications
              Corp.*#.....................         2,807
     32,086   Ciena Corp.*................       107,167
    122,092   Cincinnati Bell, Inc.*#.....       506,682
     20,335   Citizens Communications
              Co. ........................       280,420
     16,181   Commonwealth Telephone
              Enterprises, Inc.*#.........       803,548
      3,597   CommScope, Inc.*#...........        67,983
      1,030   Comtech
              Telecommunications*#........        38,738
     12,033   Comverse Technology,
              Inc.*.......................       294,207
     11,824   Crown Castle International
              Corp.*......................       196,751
        938   CT Communications, Inc.*....        11,537
        797   D&E Communications, Inc. ...         9,604
      1,824   Ditech Communications
              Corp.*......................        27,269
      6,830   Dobson Communications
              Corp.*......................        11,748
      9,000   Eagle Broadband, Inc.*#.....         5,940
        600   EMS Technologies, Inc.*.....         9,972
     14,400   Enterasys Networks, Inc.*...        25,920
      6,634   Extreme Networks*...........        43,453
     11,400   Finisar Corp.*#.............        25,992
      7,284   Foundry Networks, Inc.*.....        95,857
      3,101   General Communication*#.....        34,235
        813   Golden Telecom, Inc.#.......        21,479


Shares                                         Value
--------------------------------------------------------
      4,685   Harmonic, Inc.*.............  $     39,073
      4,125   Harris Corp. ...............       254,884
    169,500   Hypercom Corp.*.............     1,003,440
      2,739   IDT Corp.*..................        40,209
        800   IDT Corp. Class B*#.........        12,384
      5,093   Infonet Services Corp. Class
              B*..........................        10,288
      3,639   Interdigital Communications
              Corp.*#.....................        80,422
      1,100   Intrado, Inc.*..............        13,310
      1,200   Iowa Telecommunications
              Services, Inc. .............        25,884
        147   ITC Deltacom, Inc.*.........           251
      1,343   Ixia*#......................        22,576
        724   KVH Industries, Inc.*#......         7,095
     41,967   Level 3 Communications,
              Inc.*#......................       142,268
      1,550   Mastec, Inc.*#..............        15,671
      6,913   MRV Communications, Inc.*...        25,371
      1,291   Netgear, Inc.*..............        23,483
      1,400   Network Equipment
              Technologies, Inc.*#........        13,748
     44,288   Newport Corp.*#.............       624,461
     61,000   Nextel Partners, Inc.*#.....     1,191,940
      3,500   NII Holdings, Inc.*#........       166,075
      2,845   NMS Communications
              Corp.*#.....................        17,952
        938   North Pittsburgh Systems,
              Inc.#.......................        23,197
      1,143   Novatel Wireless, Inc.*#....        22,151
      6,206   Oplink Communications,
              Inc.*#......................        12,226
      1,024   Optical Communication
              Products, Inc.*.............         2,560
     83,565   Paradyne Networks Corp.*#...       299,998
     21,531   Plantronics, Inc. ..........       892,891
      6,125   Polycom, Inc.*..............       142,835

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
      5,960   Powerwave Technologies,
              Inc.*.......................  $     50,541
      2,233   Price Communications
              Corp.*......................        41,511
      4,654   Primus Telecommunications
              GP*#........................        14,800
      4,251   PTEK Holdings, Inc.*........        45,528
      3,976   Remec, Inc.*#...............        28,667
     11,565   RF Micro Devices, Inc.*#....        79,105
     11,989   SafeNet, Inc.*#.............       440,476
      2,949   SBA Communications
              Corp.*#.....................        27,367
        321   Shenandoah Telecom Co. .....         9,614
    106,624   Sonus Networks, Inc.*#......       610,956
      1,138   Spectralink Corp. ..........        16,137
      2,462   Spectrasite, Inc.*..........       142,550
      5,706   Stratex Networks, Inc.*.....        12,896
        978   SureWest Communications.....        27,726
     10,600   Sycamore Networks, Inc.*#...        43,036
      2,430   Symmetricom, Inc.*..........        23,595
      1,820   Talk America Holdings,
              Inc.*#......................        12,048
     39,077   Tekelec*#...................       798,734
     28,585   Tellabs, Inc.*#.............       245,545
      4,776   Terayon Corp.*#.............        12,943
     15,500   Terremark Worldwide, Inc.*..         9,920
      2,587   Time Warner Telecom,
              Inc.*#......................        11,279
         61   TippingPoint Technologies,
              Inc.*#......................         2,849
      1,736   Triton PCS Holdings,
              Inc.*#......................         5,937
     73,975   Ubiquitel, Inc.*#...........       526,702
      1,000   US Cellular Corp.*..........        44,760
      1,523   USA Mobility, Inc.*.........        53,777
      5,554   UTStarcom, Inc.*#...........       123,021
      1,484   Viasat, Inc.*...............        36,017
      1,165   West Corp.*.................        38,573
      2,800   Westell Technologies,
              Inc.*.......................        19,040


Shares                                         Value
--------------------------------------------------------
      5,100   Western Wireless Corp.*#....  $    149,430
      2,140   Wireless Facilities,
              Inc.*#......................        20,202
      2,650   Zhone Technologies,
              Inc.*#......................         6,864
                                            ------------
                                              14,849,922
                                            ------------
TRANSPORTATION -- 2.1%
      2,766   Alexander & Baldwin,
              Inc. .......................       117,334
        670   Amerco, Inc.*#..............        30,807
     15,315   Arkansas Best Corp.#........       687,490
         74   Central Freight Lines,
              Inc.*#......................           466
      5,227   CH Robinson Worldwide,
              Inc. .......................       290,203
      3,101   CNF, Inc. ..................       155,360
        241   Covenant Transport, Inc.*...         5,018
      2,102   EGL, Inc.*..................        62,829
      1,367   Florida East Coast
              Industries#.................        61,652
      1,281   Forward Air Corp.*..........        57,261
      2,747   GATX Corp.#.................        81,201
      1,200   Genesee & Wyoming, Inc.*....        33,756
        500   Greenbrier Cos, Inc. .......        16,925
        728   Gulfmark Offshore, Inc.*#...        16,213
      2,938   Heartland Express, Inc. ....        66,017
     17,833   HUB Group, Inc.*............       931,239
      3,625   JB Hunt Transport Services,
              Inc. .......................       162,581
      4,155   Kansas City Southern*#......        73,668
     49,791   Kirby Corp.*................     2,209,725
      2,309   Knight Transportation,
              Inc. .......................        57,263
      6,395   Laidlaw International,
              Inc.*.......................       136,853
     21,680   Landstar System, Inc.*......     1,596,515
        303   Marten Transport Ltd.*......         6,887
      1,121   Offshore Logistics, Inc.*...        36,399
      1,050   Old Dominion Freight Line*..        36,540
      1,734   Overnite Corp. .............        64,574
      1,690   Overseas Shipholding Group..        93,288
      1,371   Pacer International,
              Inc.*.......................        29,147

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
         84   PAM Transportation
              Services*...................  $      1,575
      2,128   RailAmerica, Inc.*..........        27,770
      3,942   Ryder System, Inc. .........       188,309
        831   SCS Transportation, Inc.*...        19,421
        497   Seabulk International,
              Inc.*#......................         6,019
      1,200   Sirva, Inc.*................        23,064
      2,582   Swift Transportation Co.,
              Inc.*#......................        55,461
     20,830   US Xpress Enterprises,
              Inc.*#......................       610,319
     30,143   USF Corp. ..................     1,143,926
      3,175   Werner Enterprises, Inc. ...        71,882
      2,930   Yellow Roadway Corp.*.......       163,230
                                            ------------
                                               9,428,187
                                            ------------
UTILITIES-ELECTRIC -- 1.9%
      8,629   Allegheny Energy, Inc.*#....       170,077
      6,644   Alliant Energy Corp. .......       190,018
     11,959   Aquila, Inc.*#..............        44,129
     98,820   Avista Corp. ...............     1,746,149
      2,093   Black Hills Corp. ..........        64,213
    411,385   Calpine Corp.*#.............     1,620,857
     16,800   Centerpoint Energy, Inc.#...       189,840
        419   Central Vermont Public
              Service Corp. ..............         9,746
        872   CH Energy Group, Inc.#......        41,900
      2,884   Cleco Corp. ................        58,430
     11,600   CMS Energy Corp.*...........       121,220
      7,812   DPL, Inc.#..................       196,159
      4,922   Duquesne Light Holdings,
              Inc.#.......................        92,780
      2,938   El Paso Electric Co.*.......        55,646
      1,394   Empire District Electric
              Co.#........................        31,616
      9,013   Energy East Corp. ..........       240,467
      4,664   Great Plains Energy,
              Inc.#.......................       141,226
      5,078   Hawaiian Electric
              Industries#.................       148,024
      2,501   Idacorp, Inc. ..............        76,455


Shares                                         Value
--------------------------------------------------------
      6,965   MDU Resources Group, Inc. ..  $    185,826
      1,024   MGE Energy, Inc.#...........        36,895
      7,900   Northeast Utilities.........       148,915
     12,500   NorthWestern Corp.*.........       350,000
      4,884   NRG Energy, Inc.*...........       176,068
      3,310   NSTAR.......................       179,667
      5,273   OGE Energy Corp.#...........       139,787
      1,511   Otter Tail Corp.#...........        38,576
     11,349   Pepco Holdings, Inc. .......       241,961
      5,632   Pinnacle West Capital
              Corp. ......................       250,117
      3,838   PNM Resources, Inc. ........        97,063
      6,127   Puget Energy, Inc. .........       151,337
     18,444   Reliant Energy, Inc.*.......       251,761
      6,817   SCANA Corp.#................       268,590
      6,760   Sierra Pacific
              Resources*#.................        70,980
     11,665   TECO Energy, Inc.#..........       178,941
        784   UIL Holdings Corp.#.........        40,219
      1,947   Unisource Energy Corp.#.....        46,942
      5,246   Westar Energy, Inc. ........       119,976
      7,269   Wisconsin Energy Corp. .....       245,038
      2,208   WPS Resources Corp. ........       110,312
                                            ------------
                                               8,567,923
                                            ------------
UTILITIES-GAS -- 0.4%
      4,439   AGL Resources, Inc. ........       147,552
      4,601   Atmos Energy Corp. .........       125,837
        696   Cascade Natural Gas
              Corp. ......................        14,755
      2,176   Energen Corp. ..............       128,275
        352   EnergySouth, Inc. ..........         9,870
      1,250   Laclede Group, Inc. ........        38,938
      1,770   New Jersey Resources
              Corp. ......................        76,712
      2,755   Nicor, Inc.#................       101,770
      1,705   Northwest Natural Gas
              Co. ........................        57,527
      6,129   Oneok, Inc. ................       174,186
      2,453   Peoples Energy Corp.#.......       107,809
      4,810   Piedmont Natural Gas Co. ...       111,785

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)


Shares                                         Value
--------------------------------------------------------
        896   South Jersey Industries,
              Inc. .......................  $     47,094
      3,736   Southern Union Co.*.........        89,589
      1,947   Southwest Gas Corp. ........        49,454
      3,032   UGI Corp. ..................       124,039
      4,677   Vectren Corp. ..............       125,344
      3,155   WGL Holdings, Inc. .........        97,300
                                            ------------
                                               1,627,836
                                            ------------
UTILITIES-WATER -- 0.1%
        944   American States Water
              Co. ........................        24,544
      5,548   Aqua America, Inc. .........       136,425
      1,009   California Water Service
              Group#......................        37,989
        440   Connecticut Water Service,
              Inc. .......................        11,656
        527   Middlesex Water Co.#........         9,981
        316   Pico Holdings, Inc.*........         6,563
        439   SJW Corp. ..................        15,980
      1,031   Southwest Water Co.#........        13,868
                                            ------------
                                                 257,006
                                            ------------
TOTAL COMMON STOCKS
  (Cost $338,873,959).....................   430,391,802
                                            ------------
PREFERRED STOCKS -- 0.0%
DIVERSIFIED FINANCIAL SERVICES -- 0.0%
        372   Education Lending Group,
              Inc.*#......................         5,770
                                            ------------
TOTAL PREFERRED STOCKS
  (Cost $5,948)...........................         5,770
                                            ------------
WARRANTS -- 0.0%
BUSINESS SERVICES & SUPPLIES -- 0.0%
        216   American Banknote Corp.
              0.0%, 10/01/07..............             0
                                            ------------
TOTAL WARRANTS
  (Cost $0)...............................             0
                                            ------------
Principal
Amount
or Shares                                      Value
--------------------------------------------------------
CORPORATE BONDS & NOTES -- 0.0%
$    19,000   Mueller Industries, Inc.
              6.000%, 11/01/14............        18,620
                                            ------------
TOTAL CORPORATE BONDS & NOTES
  (Cost $18,625)..........................        18,620
                                            ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.7%
U.S. TREASURY BONDS -- 0.0%
              United States Treasury Bonds
      3,838   5.250%, 02/15/29 (b)........         4,098
      8,573   5.500%, 08/15/28 (b)........         9,452
        279   6.375%, 08/15/27 (b)........           341
      6,392   8.125%,
              08/15/19-05/15/21 (b).......         8,908
        710   12.000%, 08/15/13 (b).......           949
                                            ------------
                                                  23,748
                                            ------------
U.S. TREASURY NOTES -- 0.7%
              United States Treasury Notes
  3,000,000   1.250%, 05/31/05 (c)........     2,985,702
      7,102   3.375%, 11/15/08 (b)........         7,116
                                            ------------
                                               2,992,818
                                            ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $3,023,177).......................
                                               3,016,566
                                            ------------
SHORT-TERM INVESTMENTS -- 23.4%
COLLATERAL FOR SECURITIES ON LOAN -- 21.7%
 95,217,855   State Street Navigator
              Securities Lending Prime
              Portfolio
              2.200% (d)(e)(f)............    95,217,855
                                            ------------
GOVERNMENT & AGENCY SECURITIES -- 0.1%
    115,000   United States Treasury Bills
              0.0%, 03/10/05 (c)..........       114,562
    200,000   United States Treasury Bills
              0.0%, 03/17/05 (c)..........       199,151
                                            ------------
                                                 313,713
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2004
(continued)

Principal
Amount
or Shares                                      Value
--------------------------------------------------------
MUTUAL FUND -- 1.6%
$ 7,045,021   Goldman Sachs Prime
              Obligations Fund
              2.050% (d)..................  $  7,045,021
                                            ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $102,576,499).....................   102,576,589
                                            ------------
TOTAL INVESTMENTS -- 122.4%
  (Cost $444,498,208).....................   536,009,347
                                            ------------
Liabilities in excess of other
assets -- (22.4)%.........................   (98,137,738)
                                            ------------
TOTAL NET ASSETS -- 100.0%................  $437,871,609
                                            ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
*  --  Non-income producing security.
#  --  Represents security, or portion thereof, on loan as of December 31, 2004.
(a) -- Represents a security which is fair-valued.
(b) -- Represents security received, in lieu of cash, for securities on loan.
(c) -- All or a portion of these securities have been pledged to cover collateral requirements for open futures.
(d) -- Rate quoted represents the seven day yield of the Fund.
(e) -- Represents security purchased with cash collateral received for securities on loan.
(f) -- Represents an affiliated issuer.

SECURITY ABBREVIATIONS:
REIT -- Real Estate Investment Trust

FUTURES CONTRACTS:

  Number of                                     Underlying                       Expiration   Notional   Notional    Unrealized
  Contracts    Face Value                       Securities                          Date        Cost      Value     Appreciation
-------------  ----------   ---------------------------------------------------  ----------   --------   --------   ------------
Long Position
-------------
     11          1,100      S&P Midcap 400 E-Mini                                 Mar-2005    $708,048   $731,885     $23,837
     11          1,100      Russell 2000 E Mini                                   Mar-2005     697,983    719,345      21,362
                                                                                                                      -------
                                                                                                                      $45,199
                                                                                                                      =======

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2004

Shares                                         Value
--------------------------------------------------------
COMMON STOCKS -- 98.4%
ADVERTISING -- 0.1%
      9,000   Interpublic Group of Cos,
              Inc.*.......................  $    120,600
      4,175   Omnicom Group...............       352,036
                                            ------------
                                                 472,636
                                            ------------
AEROSPACE & DEFENSE -- 1.2%
     18,800   Boeing Co. .................       973,276
     26,395   General Dynamics Corp. .....     2,760,917
      2,700   Goodrich Corp. .............        88,128
      2,500   L-3 Communications Holdings,
              Inc. .......................       183,100
     17,842   Lockheed Martin Corp. ......       991,123
      8,056   Northrop Grumman Corp. .....       437,924
     10,100   Raytheon Co. ...............       392,183
      3,900   Rockwell Collins, Inc. .....       153,816
     33,000   United Technologies
              Corp. ......................     3,410,550
                                            ------------
                                               9,391,017
                                            ------------
AIRLINES -- 0.1%
     51,800   Continental Airlines, Inc.
              Class B*....................       701,372
      2,500   Delta Air Lines, Inc.*......        18,700
     17,650   Southwest Airlines Co. .....       287,343
                                            ------------
                                               1,007,415
                                            ------------
APPAREL & TEXTILES -- 0.2%
      3,800   Cintas Corp. ...............       166,668
      4,200   Coach, Inc.*................       236,880
      2,700   Jones Apparel Group,
              Inc. .......................        98,739
      2,300   Liz Claiborne, Inc. ........        97,083
      5,900   Nike, Inc. Class B..........       535,071
      1,300   Reebok International,
              Ltd. .......................        57,200
      2,600   VF Corp. ...................       143,988
                                            ------------
                                               1,335,629
                                            ------------

Shares                                         Value
--------------------------------------------------------
AUTOMOTIVE -- 0.8%
      1,500   Cooper Tire & Rubber Co. ...  $     32,325
      3,200   Dana Corp. .................        55,456
     13,200   Delphi Corp. ...............       119,064
     40,953   Ford Motor Co. .............       599,552
     12,674   General Motors Corp. .......       507,721
      4,400   Goodyear Tire & Rubber
              Co.*........................        64,504
     20,500   Johnson Controls, Inc. .....     1,300,520
     46,900   Lear Corp. .................     2,861,369
      1,400   Navistar International
              Corp.*......................        61,572
      4,000   Paccar, Inc. ...............       321,920
     27,700   TRW Automotive Holdings
              Corp.*......................       573,390
      3,286   Visteon Corp. ..............        32,104
                                            ------------
                                               6,529,497
                                            ------------
BANKING -- 7.3%
      7,700   AmSouth Bancorp.............       199,430
    370,484   Bank of America Corp. ......    17,409,043
     17,600   Bank of New York Co.,
              Inc. .......................       588,192
     12,315   BB&T Corp. .................       517,846
     13,100   City National Corp. ........       925,515
     32,200   Comerica, Inc. .............     1,964,844
      2,700   Compass Bancshares, Inc. ...       131,409
     12,691   Fifth Third Bancorp.........       600,030
      2,900   First Horizon National
              Corp. ......................       125,019
    214,700   Hibernia Corp. .............     6,335,797
      4,960   Huntington Bancshares,
              Inc. .......................       122,909
      9,300   Keycorp.....................       315,270
      2,600   M&T Bank Corp. .............       280,384
      5,000   Marshall & Ilsley Corp. ....       221,000
      9,300   Mellon Financial Corp. .....       289,323
     15,001   National City Corp. ........       563,288
     10,700   North Fork Bancorporation,
              Inc. .......................       308,695
     95,400   Northern Trust Corp. .......     4,634,532

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
      6,300   PNC Financial Services
              Group, Inc. ................  $    361,872
     10,252   Regions Financial Corp. ....       364,869
      7,500   State Street Corp. .........       368,400
      8,100   SunTrust Banks, Inc. .......       598,428
      6,800   Synovus Financial Corp. ....       194,344
     36,700   UBS AG......................     3,076,928
     79,100   UnionBanCal Corp. ..........     5,100,368
     41,645   US Bancorp..................     1,304,321
     36,075   Wachovia Corp. .............     1,897,545
     95,503   Wells Fargo & Co. ..........     5,935,511
     26,400   Zions Bancorporation........     1,795,992
                                            ------------
                                              56,531,104
                                            ------------
BIOTECHNOLOGY -- 2.7%
    138,659   Amgen, Inc.*................     8,894,975
     87,058   Biogen Idec, Inc.*..........     5,798,933
      4,300   Chiron Corp.*...............       143,319
    107,900   Genentech, Inc.*............     5,874,076
      5,200   Genzyme Corp.*..............       301,964
      5,600   Medimmune, Inc.*............       151,816
      1,100   Millipore Corp.*............        54,791
                                            ------------
                                              21,219,874
                                            ------------
BUILDING & CONSTRUCTION -- 0.3%
      4,800   American Standard Cos,
              Inc.*.......................       198,336
      2,900   Centex Corp. ...............       172,782
      1,900   Fluor Corp. ................       103,569
      1,000   KB Home.....................       104,400
     20,400   Lennar Corp. ...............     1,156,272
      9,800   Masco Corp. ................       357,994
      2,900   Pulte Homes, Inc. ..........       185,020
      2,200   Vulcan Materials Co. .......       120,142
                                            ------------
                                               2,398,515
                                            ------------

Shares                                         Value
--------------------------------------------------------
BUSINESS SERVICES & SUPPLIES -- 0.2%
      5,100   Pitney Bowes, Inc. .........  $    236,028
     71,400   Xerox Corp.*................     1,214,514
                                            ------------
                                               1,450,542
                                            ------------
CHEMICALS -- 1.5%
      5,200   Air Products & Chemicals,
              Inc. .......................       301,444
      1,500   Ashland, Inc. ..............        87,570
     66,749   Dow Chemical Co. ...........     3,304,743
      1,900   Eastman Chemical Co. .......       109,687
      5,800   Ecolab, Inc. ...............       203,754
     82,200   EI Du Pont de Nemours &
              Co. ........................     4,031,910
      2,900   Engelhard Corp. ............        88,943
        900   Great Lakes Chemical
              Corp. ......................        25,641
      2,000   Hercules, Inc.*.............        29,700
      2,100   International Flavors &
              Fragrances, Inc. ...........        89,964
      3,900   PPG Industries, Inc. .......       265,824
      7,400   Praxair, Inc. ..............       326,710
     55,100   Rohm & Haas Co. ............     2,437,073
      3,100   Sherwin-Williams Co. .......       138,353
      1,600   Sigma-Aldrich Corp. ........        96,736
                                            ------------
                                              11,538,052
                                            ------------
COMMERCIAL SERVICES -- 0.6%
      4,300   Apollo Group, Inc.*.........       347,053
     62,400   Cendant Corp. ..............     1,458,912
      3,400   Convergys Corp.*............        50,966
      2,900   Equifax, Inc. ..............        81,490
      3,800   H&R Block, Inc. ............       186,200
     61,000   McKesson Corp. .............     1,919,060
      3,300   Moody's Corp. ..............       286,605

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
      8,600   Paychex, Inc. ..............  $    293,088
      3,700   Robert Half International,
              Inc. .......................       108,891
      4,800   RR Donnelley & Sons Co. ....       169,392
                                            ------------
                                               4,901,657
                                            ------------
COMPUTERS & INFORMATION -- 5.1%
      3,000   Affiliated Computer
              Services, Inc.*.............       180,570
      8,900   Apple Computer, Inc.*.......       573,160
     34,400   BISYS Group, Inc.*..........       565,880
      4,400   Computer Sciences Corp.*....       248,028
    248,687   Dell, Inc.*.................    10,479,670
     11,500   Electronic Data Systems
              Corp. ......................       265,650
    330,648   EMC Corp.*..................     4,916,736
      7,600   Gateway, Inc.*..............        45,676
    132,945   Hewlett-Packard Co. ........     2,787,857
    142,473   International Business
              Machines Corp. .............    14,044,988
      3,000   Lexmark International,
              Inc.*.......................       255,000
      2,200   NCR Corp.*..................       152,306
    120,300   Network Appliance, Inc.*....     3,996,366
     75,400   Sun Microsystems, Inc.*.....       405,652
      6,600   Sungard Data Systems,
              Inc.*.......................       186,978
      7,118   Unisys Corp.*...............        72,461
                                            ------------
                                              39,176,978
                                            ------------
CONTAINERS & PACKAGING -- 0.0%
      2,400   Ball Corp. .................       105,552
      2,200   Bemis Co. ..................        63,998
      3,400   Pactiv Corp.*...............        85,986
      1,800   Sealed Air Corp.*...........        95,886
                                            ------------
                                                 351,422
                                            ------------
COSMETICS & PERSONAL CARE -- 3.2%
     22,350   Alberto-Culver Co. .........     1,085,540
     10,500   Avon Products, Inc. ........       406,350
     89,500   Colgate-Palmolive Co. ......     4,578,820

Shares                                         Value
--------------------------------------------------------
    226,800   Gillette Co. ...............  $ 10,156,104
     11,100   Kimberly-Clark Corp. .......       730,491
    139,590   Procter & Gamble Co. .......     7,688,617
                                            ------------
                                              24,645,922
                                            ------------
DISTRIBUTION & WHOLESALE -- 0.0%
      3,900   Genuine Parts Co. ..........       171,834
      2,100   WW Grainger, Inc. ..........       139,902
                                            ------------
                                                 311,736
                                            ------------
DIVERSIFIED FINANCIAL SERVICES -- 8.6%
    150,000   American Express Co. .......     8,455,500
      2,400   Bear Stearns Cos, Inc. .....       245,544
     21,473   Capital One Financial
              Corp. ......................     1,808,241
     30,500   Charles Schwab Corp. .......       364,780
      4,600   CIT Group, Inc. ............       210,772
    116,337   Citigroup, Inc. ............     5,605,117
     63,196   Countrywide Financial
              Corp. ......................     2,338,884
      8,800   E*Trade Financial Corp.*....       131,560
      1,400   Eaton Vance Corp. ..........        73,010
    113,334   Federal Home Loan Mortgage
              Corp. ......................     8,352,716
     21,824   Federal National Mortgage
              Association.................     1,554,087
      2,200   Federated Investors, Inc.
              Class B.....................        66,880
     35,700   Franklin Resources, Inc. ...     2,486,505
    115,623   Goldman Sachs Group,
              Inc. .......................    12,029,417
      5,000   Janus Capital Group,
              Inc. .......................        84,050
    169,320   JPMorgan Chase & Co. .......     6,605,173
     54,000   Legg Mason, Inc. ...........     3,956,040
      6,100   Lehman Brothers Holdings,
              Inc. .......................       533,628
     28,767   MBNA Corp. .................       810,942
    137,190   Merrill Lynch & Co.,
              Inc. .......................     8,199,846
     24,731   Morgan Stanley..............     1,373,065
      6,400   Providian Financial
              Corp.*......................       105,408

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
      9,800   SLM Corp. ..................  $    523,222
      2,800   T Rowe Price Group, Inc. ...       174,160
                                            ------------
                                              66,088,547
                                            ------------
ELECTRICAL EQUIPMENT -- 0.1%
      4,300   American Power Conversion
              Corp. ......................        92,020
      9,362   Emerson Electric Co. .......       656,276
      4,300   Molex, Inc. ................       129,000
      2,200   Power-One, Inc.*............        19,624
                                            ------------
                                                 896,920
                                            ------------
ELECTRONICS -- 0.3%
     10,666   Agilent Technologies,
              Inc.*.......................       257,051
      4,400   Applera Corp.-Applied
              Biosystems Group............        92,004
      2,600   Fisher Scientific
              International*..............       162,188
      4,300   Jabil Circuit, Inc.*........       109,994
      2,700   Parker Hannifin Corp. ......       204,498
      2,600   PerkinElmer, Inc. ..........        58,474
     11,100   Sanmina-SCI Corp.*..........        94,017
     21,900   Solectron Corp.*............       116,727
      5,750   Symbol Technologies,
              Inc. .......................        99,475
     27,800   Tektronix, Inc. ............       839,838
      3,900   Thermo Electron Corp.*......       117,741
      2,600   Waters Corp.*...............       121,654
                                            ------------
                                               2,273,661
                                            ------------
ENTERTAINMENT & LEISURE -- 0.2%
      2,100   Brunswick Corp. ............       103,950
     14,300   Carnival Corp. .............       824,109
      6,600   Harley-Davidson, Inc. ......       400,950
      3,800   Hasbro, Inc. ...............        73,644
      7,568   International Game
              Technology..................       260,188

Shares                                         Value
--------------------------------------------------------
      9,300   Mattel, Inc. ...............  $    181,257
      3,200   Sabre Holdings Corp. .......        70,912
                                            ------------
                                               1,915,010
                                            ------------
ENVIRONMENTAL SERVICES -- 0.1%
      7,112   Allied Waste Industries,
              Inc.*.......................        65,999
     12,898   Waste Management, Inc. .....       386,166
                                            ------------
                                                 452,165
                                            ------------
FOOD, BEVERAGE & TOBACCO -- 4.3%
        800   Adolph Coors Co. Class B....        60,536
      8,453   Albertson's, Inc. ..........       201,858
    152,191   Altria Group, Inc. .........     9,298,870
     17,611   Anheuser-Busch Cos.,
              Inc. .......................       893,406
     14,545   Archer-Daniels-Midland
              Co. ........................       324,499
      2,600   Brown-Forman Corp. Class B..       126,568
      9,100   Campbell Soup Co. ..........       271,999
    100,017   Coca-Cola Co. ..............     4,163,708
     10,700   Coca-Cola Enterprises,
              Inc. .......................       223,095
     11,690   ConAgra Foods, Inc. ........       344,270
     38,200   Constellation Brands,
              Inc.*.......................     1,776,682
      8,071   General Mills, Inc. ........       401,209
      5,600   Hershey Foods Corp. ........       311,024
      7,700   HJ Heinz Co. ...............       300,223
      9,273   Kellogg Co. ................       414,132
     16,585   Kroger Co.*.................       290,901
      2,900   McCormick & Co., Inc. ......       111,940
      5,911   Monsanto Co. ...............       328,356
      5,500   Pepsi Bottling Group,
              Inc. .......................       148,720
    130,199   PepsiCo, Inc. ..............     6,796,388
      3,400   Reynolds American, Inc. ....       267,240
      9,700   Safeway, Inc.*..............       191,478
     17,970   Sara Lee Corp. .............       433,796
      3,200   Supervalu, Inc. ............       110,464
     14,400   Sysco Corp. ................       549,648

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
      3,700   UST, Inc. ..................  $    178,007
     65,310   WM Wrigley Jr Co. ..........     4,518,799
                                            ------------
                                              33,037,816
                                            ------------
FOREST PRODUCTS & PAPER -- 0.7%
     54,100   Bowater, Inc. ..............     2,378,777
      5,961   Georgia-Pacific Corp. ......       223,419
     10,994   International Paper Co. ....       461,748
      2,500   Louisiana-Pacific Corp. ....        66,850
      4,552   MeadWestvaco Corp. .........       154,267
      4,100   Plum Creek Timber Co.,
              Inc. .......................       157,604
      1,300   Temple-Inland, Inc. ........        88,920
     25,400   Weyerhaeuser Co. ...........     1,707,388
                                            ------------
                                               5,238,973
                                            ------------
HEALTH CARE -- 4.9%
      3,400   Aetna, Inc. ................       424,150
      1,200   Bausch & Lomb, Inc. ........        77,352
     13,997   Baxter International,
              Inc. .......................       483,456
      5,527   Becton Dickinson & Co. .....       313,934
      5,600   Biomet, Inc. ...............       242,984
     79,928   Boston Scientific Corp.*....     2,841,441
      2,400   CR Bard, Inc. ..............       153,552
      7,000   Guidant Corp. ..............       504,700
      9,600   HCA, Inc. ..................       383,616
      5,400   Health Management
              Associates, Inc. ...........       122,688
      3,400   Humana, Inc.*...............       100,946
    236,684   Johnson & Johnson...........    15,010,499
      3,100   Laboratory Corp. of America
              Holdings*...................       154,442
      2,000   Manor Care, Inc. ...........        70,860
     27,100   Medtronic, Inc. ............     1,346,057
      2,200   Quest Diagnostics...........       210,210
     39,200   St Jude Medical, Inc.*......     1,643,656
      8,900   Stryker Corp. ..............       429,425
     11,000   Tenet Healthcare Corp.*.....       120,780
     89,708   UnitedHealth Group, Inc. ...     7,896,995

Shares                                         Value
--------------------------------------------------------
     40,900   WellPoint, Inc.*............  $  4,703,500
      5,451   Zimmer Holdings, Inc.*......       436,734
                                            ------------
                                              37,671,977
                                            ------------
HOTELS & RESTAURANTS -- 0.8%
      3,750   Darden Restaurants, Inc. ...       104,025
      2,600   Harrah's Entertainment,
              Inc. .......................       173,914
      8,500   Hilton Hotels Corp. ........       193,290
      5,200   Marriott International,
              Inc. .......................       327,496
    122,400   McDonald's Corp. ...........     3,924,144
      8,900   Starbucks Corp.*............       555,004
      4,700   Starwood Hotels & Resorts
              Worldwide, Inc. ............       274,480
      2,600   Wendy's International,
              Inc. .......................       102,076
      6,400   Yum! Brands, Inc. ..........       301,952
                                            ------------
                                               5,956,381
                                            ------------
HOUSEHOLD PRODUCTS -- 0.1%
      2,500   Avery Dennison Corp. .......       149,925
      3,400   Clorox Co. .................       200,362
      3,200   Fortune Brands, Inc. .......       246,976
      4,200   Leggett & Platt, Inc. ......       119,406
      1,500   Maytag Corp. ...............        31,650
      6,100   Newell Rubbermaid, Inc. ....       147,559
      1,500   Whirlpool Corp. ............       103,815
                                            ------------
                                                 999,693
                                            ------------
INDUSTRIAL MACHINERY -- 0.7%
      1,800   Black & Decker Corp. .......       158,994
      7,723   Caterpillar, Inc. ..........       753,070
      1,100   Cummins, Inc. ..............        92,169
     18,500   Deere & Co. ................     1,376,400
     63,200   Graco, Inc. ................     2,360,520
      4,200   Rockwell Automation,
              Inc. .......................       208,110
      1,400   Snap-On, Inc. ..............        48,104
      1,700   Stanley Works...............        83,283
                                            ------------
                                               5,080,650
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
INSURANCE -- 3.8%
      6,473   ACE, Ltd. ..................  $    276,721
     11,565   Aflac, Inc. ................       460,750
     15,600   Allstate Corp. .............       806,832
      2,500   AMBAC Financial Group,
              Inc. .......................       205,325
    178,990   American International
              Group, Inc. ................    11,754,273
      7,400   AON Corp. ..................       176,564
      4,319   Chubb Corp. ................       332,131
      3,100   Cigna Corp. ................       252,867
      3,870   Cincinnati Financial
              Corp. ......................       171,286
      6,661   Hartford Financial Services
              Group, Inc. ................       461,674
      3,000   Jefferson-Pilot Corp. ......       155,880
      4,012   Lincoln National Corp. .....       187,280
      4,200   Loews Corp. ................       295,260
     11,500   Marsh & McLennan Cos,
              Inc. .......................       378,350
     86,568   MBIA, Inc. .................     5,478,023
     16,700   Metlife, Inc. ..............       676,517
      2,300   MGIC Investment Corp. ......       158,493
      6,700   Principal Financial Group...       274,298
      4,500   Progressive Corp. ..........       381,780
     55,472   Prudential Financial,
              Inc. .......................     3,048,741
      2,700   Safeco Corp. ...............       141,048
     78,977   St Paul Travelers Cos,
              Inc. .......................     2,927,678
      2,500   Torchmark Corp. ............       142,850
     19,000   UnumProvident Corp. ........       340,860
      3,200   XL Capital, Ltd. ...........       248,480
                                            ------------
                                              29,733,961
                                            ------------
INTERNET SERVICES & APPLICATIONS -- 2.3%
     71,800   Amazon.Com, Inc.*...........     3,180,022
     38,406   eBay, Inc.*.................     4,465,849
      7,100   Google, Inc.*...............     1,371,010
      2,900   Monster Worldwide, Inc.*....        97,556
    168,996   Symantec Corp.*.............     4,353,337

Shares                                         Value
--------------------------------------------------------
     22,400   VeriSign, Inc.*.............  $    750,848
     93,351   Yahoo!, Inc.*...............     3,517,466
                                            ------------
                                              17,736,088
                                            ------------
MANUFACTURING -- 6.1%
     83,884   3M Co. .....................     6,884,360
      2,200   Cooper Industries, Ltd. ....       149,358
      7,000   Danaher Corp. ..............       401,870
      4,500   Dover Corp. ................       188,730
      6,500   Eastman Kodak Co. ..........       209,625
      3,400   Eaton Corp. ................       246,024
    722,393   General Electric Co. .......    26,367,344
     19,300   Honeywell International,
              Inc. .......................       683,413
      6,600   Illinois Tool Works,
              Inc. .......................       611,688
     25,000   Ingersoll-Rand Co. .........     2,007,500
      2,000   ITT Industries, Inc. .......       168,900
      3,000   Pall Corp. .................        86,850
      3,200   Textron, Inc. ..............       236,160
    244,347   Tyco International, Ltd. ...     8,732,962
                                            ------------
                                              46,974,784
                                            ------------
METALS & MINING -- 0.6%
     84,507   Alcoa, Inc. ................     2,655,210
      2,300   Allegheny Technologies,
              Inc. .......................        49,841
      3,900   Freeport-McMoRan Copper &
              Gold, Inc. Class B..........       149,097
     10,100   Newmont Mining Corp. .......       448,541
      3,600   Nucor Corp. ................       188,424
      2,100   Phelps Dodge Corp. .........       207,732
      7,000   Precision Castparts
              Corp. ......................       459,760
      2,500   United States Steel
              Corp. ......................       128,125
                                            ------------
                                               4,286,730
                                            ------------
MULTIMEDIA -- 4.6%
     12,700   Clear Channel
              Communications, Inc. .......       425,323
     62,223   Comcast Corp.*..............     2,070,781

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
     68,100   Comcast Corp. Special Class
              A*..........................  $  2,236,404
      1,700   Dow Jones & Co., Inc. ......        73,202
     22,100   EW Scripps Co. .............     1,066,988
     31,600   Fox Entertainment Group,
              Inc.*.......................       987,816
     19,900   Gannett Co., Inc. ..........     1,625,830
      1,700   Knight-Ridder, Inc. ........       113,798
    221,720   Liberty Media Corp.*........     2,434,486
     14,000   McGraw-Hill Cos, Inc. ......     1,281,560
      1,000   Meredith Corp. .............        54,200
      3,400   New York Times Co. .........       138,720
     57,800   News Corp. .................     1,078,548
    759,782   Time Warner, Inc.*..........    14,770,162
      7,320   Tribune Co. ................       308,465
      7,300   Univision Communications,
              Inc.*.......................       213,671
     38,107   Viacom, Inc. Class B........     1,386,714
    196,000   Walt Disney Co. ............     5,448,800
                                            ------------
                                              35,715,468
                                            ------------
OIL & GAS -- 7.8%
      2,000   Amerada Hess Corp. .........       164,760
      5,637   Anadarko Petroleum Corp. ...       365,334
      7,480   Apache Corp. ...............       378,264
      7,464   Baker Hughes, Inc. .........       318,489
      3,500   BJ Services Co. ............       162,890
      8,800   Burlington Resources,
              Inc. .......................       382,800
     47,393   ChevronTexaco Corp. ........     2,488,606
     89,632   ConocoPhillips..............     7,782,747
     11,000   Devon Energy Corp. .........       428,120
      7,900   Dynegy, Inc.*...............        36,498
     14,321   El Paso Corp. ..............       148,938
      2,600   EOG Resources, Inc. ........       185,536
    318,727   Exxon Mobil Corp. ..........    16,337,946
     93,200   Halliburton Co. ............     3,657,168
      3,400   Kerr-McGee Corp. ...........       196,486

Shares                                         Value
--------------------------------------------------------
      2,827   Kinder Morgan, Inc. ........  $    206,739
      7,700   Marathon Oil Corp. .........       289,597
      3,400   Nabors Industries, Ltd.*....       174,386
      3,100   Noble Corp.*................       154,194
      7,600   Noble Energy, Inc. .........       468,616
     76,956   Occidental Petroleum
              Corp. ......................     4,491,152
     86,200   Petro-Canada................     4,397,924
     65,100   Pride International,
              Inc.*.......................     1,337,154
      2,600   Rowan Cos., Inc.*...........        67,340
     73,100   Schlumberger, Ltd. .........     4,894,045
      1,700   Sunoco, Inc. ...............       138,907
      7,300   Transocean, Inc.*...........       309,447
      6,000   Unocal Corp. ...............       259,440
    119,800   Valero Energy Corp. ........     5,438,920
     54,000   Weatherford International
              Ltd.*.......................     2,770,200
     43,900   Western Gas Resources,
              Inc. .......................     1,284,075
     12,800   Williams Cos, Inc. .........       208,512
      5,800   XTO Energy, Inc. ...........       205,204
                                            ------------
                                              60,130,434
                                            ------------
PHARMACEUTICALS -- 5.5%
     81,565   Abbott Laboratories.........     3,805,007
      3,048   Allergan, Inc. .............       247,101
      2,466   AmerisourceBergen Corp. ....       144,705
     43,487   Bristol-Myers Squibb Co. ...     1,114,137
      9,672   Cardinal Health, Inc. ......       562,427
     10,054   Caremark Rx, Inc.*..........       396,429
    130,062   Eli Lilly & Co. ............     7,381,019
      1,700   Express Scripts, Inc.*......       129,948
      8,300   Forest Laboratories,
              Inc.*.......................       372,338
    145,000   Gilead Sciences, Inc.*......     5,073,550
      3,335   Hospira, Inc.*..............       111,723
     70,366   King Pharmaceuticals,
              Inc.*.......................       872,538
     27,698   Medco Health Solutions,
              Inc.*.......................     1,152,237
     50,094   Merck & Co., Inc. ..........     1,610,021
      6,000   Mylan Laboratories..........       106,080

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
    492,770   Pfizer, Inc. ...............  $ 13,250,585
    185,524   Schering-Plough Corp. ......     3,873,741
     31,100   Watson Pharmaceuticals,
              Inc.*.......................     1,020,391
     30,064   Wyeth.......................     1,280,426
                                            ------------
                                              42,504,403
                                            ------------
REAL ESTATE -- 1.1%
      2,000   Apartment Investment &
              Management Co. REIT.........        77,080
      4,300   Archstone-Smith Trust REIT..       164,690
      9,100   Equity Office Properties
              Trust REIT..................       264,992
      6,198   Equity Residential REIT.....       224,244
    104,230   General Growth Properties,
              Inc. REIT...................     3,768,957
     58,350   Kimco Realty Corp. REIT.....     3,383,716
      4,200   Prologis REIT...............       181,986
      4,971   Simon Property Group, Inc.
              REIT........................       321,474
                                            ------------
                                               8,387,139
                                            ------------
RETAIL -- 5.7%
     15,500   Abercrombie & Fitch Co. ....       727,725
      5,600   Autonation, Inc.*...........       107,576
      1,900   Autozone, Inc.*.............       173,489
     71,100   Bed Bath & Beyond, Inc.*....     2,831,913
      7,300   Best Buy Co., Inc. .........       433,766
      2,700   Big Lots, Inc.*.............        32,751
      4,700   Circuit City Stores,
              Inc. .......................        73,508
     46,721   Costco Wholesale Corp. .....     2,261,764
      9,100   CVS Corp. ..................       410,137
      2,000   Dillard's, Inc. ............        53,740
      7,050   Dollar General Corp. .......       146,428
      3,700   Family Dollar Stores,
              Inc. .......................       115,551
      3,700   Federated Department
              Stores......................       213,823
     20,200   Foot Locker, Inc. ..........       543,986
     19,352   Gap, Inc. ..................       408,714

Shares                                         Value
--------------------------------------------------------
    154,412   Home Depot, Inc. ...........  $  6,599,569
      6,300   JC Penney Co., Inc. ........       260,820
      7,700   Kohl's Corp.*...............       378,609
    110,500   Lowe's Cos, Inc. ...........     6,363,695
      9,272   Ltd Brands..................       213,441
      6,400   May Department Stores Co. ..       188,160
     90,700   Michaels Stores, Inc. ......     2,718,279
      3,300   Nordstrom, Inc. ............       154,209
      7,300   Office Depot, Inc.*.........       126,728
      2,000   OfficeMax, Inc. ............        62,760
      3,600   RadioShack Corp. ...........       118,368
      4,857   Sears Roebuck and Co. ......       247,853
     11,000   Staples, Inc. ..............       370,810
     96,800   Target Corp. ...............     5,026,824
      3,082   Tiffany & Co. ..............        98,532
     11,000   TJX Cos, Inc. ..............       276,430
      5,000   Toys "R" Us, Inc.*..........       102,350
    208,568   Wal-Mart Stores, Inc. ......    11,016,562
     23,000   Walgreen Co. ...............       882,510
                                            ------------
                                              43,741,380
                                            ------------
SAVINGS & LOAN -- 0.8%
     87,422   Golden West Financial
              Corp. ......................     5,369,459
      7,700   Sovereign Bancorp, Inc. ....       173,635
     19,776   Washington Mutual, Inc. ....       836,129
                                            ------------
                                               6,379,223
                                            ------------
SEMICONDUCTORS -- 3.0%
      8,200   Advanced Micro Devices,
              Inc.*.......................       180,564
      8,400   Altera Corp.*...............       173,880
      8,500   Analog Devices, Inc. .......       313,820
    105,961   Applied Materials, Inc.*....     1,811,933
      6,700   Applied Micro Circuits
              Corp.*......................        28,207
      7,400   Broadcom Corp.*.............       238,872
      8,807   Freescale Semiconductor,
              Inc. Class B*...............       161,696
    517,835   Intel Corp. ................    12,112,161

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
      4,500   Kla-Tencor Corp.*...........  $    209,610
      6,800   Linear Technology Corp. ....       263,568
      8,100   LSI Logic Corp.*............        44,388
      7,300   Maxim Integrated Products,
              Inc. .......................       309,447
     13,200   Micron Technology, Inc.*....       163,020
      7,800   National Semiconductor
              Corp. ......................       140,010
      3,500   Novellus Systems, Inc.*.....        97,615
      4,000   Nvidia Corp.*...............        94,240
      3,800   PMC -- Sierra, Inc.*........        42,750
      2,000   QLogic Corp.*...............        73,460
      4,118   Teradyne, Inc.*.............        70,294
    244,408   Texas Instruments, Inc. ....     6,017,325
      7,900   Xilinx, Inc. ...............       234,235
                                            ------------
                                              22,781,095
                                            ------------
SOFTWARE -- 3.4%
      5,300   Adobe Systems, Inc. ........       332,522
      5,200   Autodesk, Inc. .............       197,340
     13,000   Automatic Data Processing,
              Inc. .......................       576,550
      4,800   BMC Software, Inc.*.........        89,280
      4,000   Citrix Systems, Inc.*.......        98,120
     13,000   Computer Associates
              International, Inc. ........       403,780
      8,000   Compuware Corp.*............        51,760
     17,400   Electronic Arts, Inc.*......     1,073,232
     53,458   First Data Corp. ...........     2,274,103
      4,600   Fiserv, Inc.*...............       184,874
      5,423   IMS Health, Inc. ...........       125,868
      4,300   Intuit, Inc.*...............       189,243
      1,800   Mercury Interactive
              Corp.*......................        81,990
    701,974   Microsoft Corp. ............    18,749,726
      7,700   Novell, Inc.*...............        51,975
    114,559   Oracle Corp.*...............     1,571,749

Shares                                         Value
--------------------------------------------------------
      6,700   Parametric Technology
              Corp.*......................  $     39,463
     11,200   Siebel Systems, Inc.*.......       117,600
      9,200   Veritas Software Corp.*.....       262,660
                                            ------------
                                              26,471,835
                                            ------------
TELECOMMUNICATIONS -- 5.6%
     15,500   ADC Telecommunications,
              Inc.*.......................        41,540
      7,000   Alltel Corp. ...............       411,320
      3,500   Andrew Corp.*...............        47,705
     92,852   AT&T Corp. .................     1,769,759
    113,041   Avaya, Inc.*................     1,944,305
     40,900   BellSouth Corp. ............     1,136,611
      3,000   CenturyTel, Inc. ...........       106,410
     13,700   Ciena Corp.*................        45,758
    590,019   Cisco Systems, Inc.*........    11,387,367
    210,400   Citizens Communications
              Co. ........................     2,901,416
      4,300   Comverse Technology,
              Inc.*.......................       105,135
     30,700   Corning, Inc.*..............       361,339
     30,600   JDS Uniphase Corp.*.........        97,002
     55,800   Juniper Networks, Inc.*.....     1,517,202
     95,268   Lucent Technologies,
              Inc.*.......................       358,208
    173,800   Motorola, Inc. .............     2,993,271
     92,155   Nextel Communications,
              Inc.*.......................     2,764,650
     94,392   Qualcomm, Inc. .............     4,002,221
    134,458   Qwest Communications
              International*..............       596,993
     74,554   SBC Communications, Inc. ...     1,921,257
     11,900   Scientific-Atlanta, Inc. ...       392,819
     61,050   Sprint Corp.-FON Group......     1,517,092
     11,100   Tellabs, Inc.*..............        95,349
    162,070   Verizon Communications,
              Inc. .......................     6,565,456
                                            ------------
                                              43,080,185
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2004
(continued)

Shares                                         Value
--------------------------------------------------------
TRANSPORTATION -- 0.9%
      8,300   Burlington Northern Santa Fe
              Corp. ......................  $    392,673
     29,400   Canadian National Railway
              Co. ........................     1,800,750
      4,800   CSX Corp. ..................       192,384
      6,700   FedEx Corp. ................       659,883
     44,100   Norfolk Southern Corp. .....     1,595,979
      1,600   Ryder System, Inc. .........        76,432
      5,800   Union Pacific Corp. ........       390,050
     25,087   United Parcel Service, Inc.
              Class B.....................     2,143,935
                                            ------------
                                               7,252,086
                                            ------------
UTILITIES-ELECTRIC -- 2.9%
     14,400   AES Corp.*..................       196,848
      3,400   Allegheny Energy, Inc.*.....        67,014
      4,300   Ameren Corp. ...............       215,602
      9,000   American Electric Power Co.,
              Inc. .......................       309,060
     11,400   Calpine Corp.*..............        44,916
      7,200   Centerpoint Energy, Inc. ...        81,360
      4,100   Cinergy Corp. ..............       170,683
      4,800   CMS Energy Corp.*...........        50,160
      5,300   Consolidated Edison,
              Inc. .......................       231,875
      4,000   Constellation Energy Group,
              Inc. .......................       174,840
      7,400   Dominion Resources, Inc. ...       501,276
      3,763   DTE Energy Co. .............       162,298
     20,910   Duke Energy Corp. ..........       529,650
      7,300   Edison International........       233,819
     39,600   Entergy Corp. ..............     2,676,564
    131,374   Exelon Corp. ...............     5,789,652
      7,393   FirstEnergy Corp. ..........       292,098
      4,200   FPL Group, Inc. ............       313,950
     44,300   MDU Resources Group, Inc. ..     1,181,924

Shares                                         Value
--------------------------------------------------------
      5,584   NiSource, Inc. .............  $    127,204
     90,000   PG&E Corp.*.................     2,995,200
      2,000   Pinnacle West Capital
              Corp. ......................        88,820
      4,355   PPL Corp. ..................       232,034
      5,419   Progress Energy, Inc. ......       245,156
      5,400   Public Service Enterprise
              Group, Inc. ................       279,558
     16,700   Southern Co. ...............       559,784
      4,200   TECO Energy, Inc. ..........        64,428
     72,866   TXU Corp. ..................     4,704,229
      8,760   Xcel Energy, Inc. ..........       159,432
                                            ------------
                                              22,679,434
                                            ------------
UTILITIES-GAS -- 0.2%
      3,500   KeySpan Corp. ..............       138,075
      1,000   Nicor, Inc. ................        36,940
        900   Peoples Energy Corp. .......        39,555
      5,200   Sempra Energy...............       190,736
     29,400   UGI Corp. ..................     1,202,754
                                            ------------
                                               1,608,060
                                            ------------
TOTAL COMMON STOCKS
  (Cost $678,818,121).....................   760,336,094
                                            ------------
DEPOSITORY RECEIPTS -- 0.4%
TELECOMMUNICATIONS -- 0.4%
    130,700   Deutsche Telekom AG (ADR)...     2,964,276
                                            ------------
TOTAL DEPOSITORY RECEIPTS
  (Cost $2,580,779).......................     2,964,276
                                            ------------
MUTUAL FUND -- 0.3%
EXCHANGE TRADED FUND -- 0.3%
     43,400   iShares Russell 1000 Growth
              Index Fund..................     2,133,110
                                            ------------
TOTAL MUTUAL FUND
  (Cost $2,089,346).......................     2,133,110
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2004
(continued)

Principal
Amount                                         Value
--------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.0%
$   225,000   United States Treasury Bills
              0.0%, 02/03/05(a)...........  $    224,638
     30,000   United States Treasury Bills
              0.0%, 02/10/05(a)...........        29,939
     15,000   United States Treasury Bills
              0.0%, 03/03/05(a)...........        14,949
     50,000   United States Treasury Bills
              0.0%, 03/10/05(a)...........        49,809
    218,000   United States Treasury Bills
              0.0%, 03/10/05(a)...........       217,169
                                            ------------
                                                 536,504
                                            ------------

Shares                                         Value
--------------------------------------------------------
--------------------------------------------------------
MUTUAL FUND -- 1.7%
$12,947,017   Goldman Sachs Prime
              Obligations Fund
              2.050%(b)...................  $ 12,947,017
                                            ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $13,483,381)......................    13,483,521
                                            ------------
TOTAL INVESTMENTS -- 100.8%
  (Cost $696,971,627).....................   778,917,001
                                            ------------
Liabilities in excess of other                (6,300,541)
assets -- (0.8)%..........................
                                            ------------
TOTAL NET ASSETS -- 100.0%................  $772,616,460
                                            ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
*   -- Non-income producing security
(a) -- All or a portion of these securities have been pledged to cover collateral requirements for open futures.
(b) -- Rate quoted represents the seven day yield of the Fund.

SECURITY ABBREVIATIONS:
ADR -- American Depository Receipt
REIT -- Real Estate Investment Trust

FUTURES CONTRACTS:

  Number of                                    Underlying                     Expiration    Notional     Notional     Unrealized
  Contracts    Face Value                      Securities                        Date         Cost        Value      Appreciation
-------------  ----------   ------------------------------------------------  ----------   ----------   ----------   ------------
Long Position
-------------
     16          4,000      S&P 500 Index                                      Mar-2005    $4,814,590   $4,854,800     $40,210
     52          2,600      S&P Mini 500 Index                                 Mar-2005     3,124,971    3,155,620      30,649
                                                                                                                       -------
                                                                                                                       $70,859
                                                                                                                       =======

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004

Principal
Amount                                          Value
----------------------------------------------------------
FOREIGN OBLIGATIONS -- 5.4%
CORPORATE DEBT -- 3.8%
$    125,000   Abitibi-Consolidated, Inc.
               Yankee-Dollar
               8.850%, 08/01/30...........  $      125,625
      50,000   ABN Amro Bank NV
               4.650%, 06/04/18...........          47,070
      40,000   ACE Ltd. Yankee-Dollar
               6.000%, 04/01/07...........          41,727
      50,000   Ainsworth Lumber Co., Ltd.
               7.250%, 10/01/12(a)........          50,875
      30,000   Alberta Energy Co. Ltd.
               Yankee-Dollar
               7.375%, 11/01/31...........          36,133
      25,000   Alcan, Inc.
               4.875%, 09/15/12...........          25,390
      40,000   Alcan, Inc. Yankee-Dollar
               4.500%, 05/15/13...........          39,288
               America Movil SA de CV
      10,000   4.125%, 03/01/09...........           9,851
      20,000   5.500%, 03/01/14...........          19,758
      25,000   Apache Finance Canada Corp.
               Yankee-Dollar
               7.750%, 12/15/29...........          32,501
               Asian Development Bank
     250,000   2.375%, 03/15/06...........         248,450
     100,000   4.250%, 10/20/14...........          98,444
     100,000   Axa
               8.600%, 12/15/30...........         131,333
      25,000   Banco Bradesco SA
               8.750%, 10/24/13...........          27,250
   1,000,000   Banco Mercantil del Norte
               SA
               5.875%, 02/17/14(a)(b).....       1,025,000
      70,000   Bank of Tokyo-Mitsubishi
               Ltd.
               8.400%, 04/15/10...........          82,955

Principal
Amount                                          Value
----------------------------------------------------------
$    175,000   BCP Caylux Holdings
               Luxembourg SCA
               9.625%, 06/15/14(a)........  $      197,312
     150,000   BHP Billiton Finance USA
               Ltd.
               4.800%, 04/15/13...........         151,971
      10,000   BP Canada Finance Co.
               3.375%, 10/31/07...........           9,954
               BP Capital Markets PLC
      50,000   2.625%, 03/15/07...........          49,326
     520,000   2.750%, 12/29/06...........         514,679
               Brascan Corp. Yankee-Dollar
      50,000   7.125%, 06/15/12...........          56,811
     100,000   7.375%, 03/01/33...........         117,891
      20,000   British Sky Broadcasting
               7.300%, 10/15/06...........          21,246
     100,000   Burlington Resources
               Finance Co. Yankee-Dollar
               7.400%, 12/01/31#..........         122,126
      25,000   Canadian Pacific Ltd.
               Yankee-Dollar
               9.450%, 08/01/21...........          35,324
     131,473   Canwest Media, Inc.
               8.000%, 09/15/12(a)........         141,005
      25,000   China Development Bank
               4.750%, 10/08/14...........          24,432
      25,000   Coca Cola HBC Finance BV
               5.500%, 09/17/15...........          26,045
     130,000   Codelco, Inc.
               4.750%, 10/15/14(a)........         127,432
     300,000   ConocoPhillips
               8.750%, 05/25/10...........         366,112
   1,750,000   Corporacion Andina de
               Fomento CAF
               6.875%, 03/15/12#..........       1,966,631
   1,073,774   Crusade Global Trust
               2.270%, 01/17/05(b)........       1,075,725

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Deutsche Telekom
               International Finance BV
$    150,000   5.250%, 07/22/13#..........  $      154,291
     150,000   9.250%, 06/01/32...........         213,463
               Diageo Capital PLC
      50,000   3.375%, 03/20/08...........          49,526
      60,000   3.500%, 11/19/07...........          59,800
               Diageo Finance BV
      50,000   3.000%, 12/15/06...........          49,576
      15,000   3.875%, 04/01/11...........          14,675
               Domtar, Inc. Yankee-Dollar
   1,285,000   5.375%, 12/01/13#..........       1,272,225
      15,000   7.875%, 10/15/11#..........          17,311
      30,000   Eksportfinans A/S
               4.375%, 07/15/09...........          30,506
               EnCana Corp. Yankee Dollar
      20,000   4.600%, 08/15/09...........          20,376
      30,000   6.500%, 08/15/34...........          32,934
      50,000   4.750%, 10/15/13...........          49,618
      50,000   EnCana Holdings Finance
               Corp. Yankee-Dollar
               5.800%, 05/01/14...........          53,304
               European Investment Bank
     100,000   2.350%, 04/14/06...........          99,063
      50,000   2.700%, 04/20/07...........          49,183
      90,000   3.000%, 08/15/06...........          89,796
     500,000   4.625%, 03/01/07#..........         513,333
     250,000   4.875%, 09/06/06...........         256,970
               Falconbridge Ltd. Yankee-
               Dollar
      20,000   5.375%, 06/01/15...........          19,807
      20,000   7.350%, 06/05/12...........          22,726
     300,000   France Telecom SA
               8.500%, 03/01/11...........         357,871
      50,000   GlaxoSmithKline Capital,
               Inc.
               2.375%, 04/16/07...........          48,947

Principal
Amount                                          Value
----------------------------------------------------------
$    250,000   HSBC Bank PLC Yankee-
               Dollar
               6.950%, 03/15/11...........  $      287,760
     200,000   HSBC Capital Funding LP
               4.610%, 12/01/49...........         193,053
               HSBC Holdings PLC
      50,000   5.250%, 12/12/12...........          51,833
      15,000   7.350%, 11/27/32(a)........          18,034
     500,000   Hydro Quebec
               6.300%, 05/11/11...........         557,459
      10,000   Inco Ltd. Yankee-Dollar
               7.750%, 05/15/12...........          11,840
      75,000   Instituto de Credito
               Oficial
               4.625%, 11/29/06...........          77,487
               Inter-American Development
               Bank
      50,000   4.375%, 09/20/12...........          50,398
     600,000   7.375%, 01/15/10...........         695,986
     200,000   International Bank for
               Reconstruction &
               Development
               4.375%, 09/28/06...........         204,270
     150,000   Jafra Cosmetics, Inc.
               10.750%, 05/15/11..........         169,500
               KfW -- Bankengruppe
     110,000   3.250%, 07/16/07#..........         109,585
     200,000   4.125%, 10/15/14#..........         195,343
               Korea Development Bank
      75,000   4.250%, 11/13/07...........          75,671
     100,000   4.750%, 07/20/09...........         101,891
      75,000   5.500%, 11/13/12...........          78,213
      50,000   5.750%, 09/10/13...........          52,983
     550,000   Korea Electric Power Corp.
               4.250%, 09/12/07(a)........         553,665

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     35,000   Kowloon Canton Railway
               Corp.
               8.000%, 03/15/10...........  $       41,044
     150,000   Landwirtschaftliche
               Rentenbank
               3.625%, 10/20/09...........         147,839
      75,000   Luscar Coal Ltd.
               9.750%, 10/15/11...........          85,125
     100,000   Methanex Corp.
               8.750%, 08/15/12#..........         116,750
      50,000   MTR Corp.
               7.500%, 02/04/09...........          56,412
   1,225,000   Nexen, Inc. Yankee-Dollar
               5.050%, 11/20/13...........       1,216,546
      75,000   Norske Skog Canada Ltd.
               8.625%, 06/15/11...........          80,438
      50,000   Oesterreichische
               Kontrollbank AG
               5.125%, 03/20/07...........          51,912
     200,000   Oil Insurance Ltd.
               5.150%, 08/15/33(a) (b)....         201,909
      50,000   PC Financial Partnership
               5.000%, 11/15/14...........          49,816
               Petro-Canada Yankee-Dollar
      25,000   4.000%, 07/15/13...........          23,418
      50,000   5.350%, 07/15/33...........          46,721
               Petrobras International
               Finance Co. -- PIFCO
      25,000   9.125%, 02/01/07...........          27,563
      25,000   9.750%, 07/06/11...........          30,000
     230,000   Petronas Capital Ltd.
               7.875%, 05/22/22(a)........         286,927
     390,000   Petrozuata Finance, Inc.
               8.220%, 04/01/17(a)........         389,513

Principal
Amount                                          Value
----------------------------------------------------------
$     20,000   Potash Corp. of
               Saskatchewan Yankee-Dollar
               7.125%, 06/15/07...........  $       21,588
   1,160,000   Precision Drilling Corp.
               Yankee-Dollar
               5.625%, 06/01/14...........       1,207,893
   1,825,000   Region of Lombardy
               5.804%, 10/25/32...........       1,940,178
               Rhodia SA
     175,000   7.625%, 06/01/10...........         175,438
      25,000   8.875%, 06/01/11#..........          25,188
      30,000   Royal Bank of Canada
               3.875%, 05/04/09#..........          29,749
               Royal Bank of Scotland
               Group PLC
      25,000   5.000%, 11/12/13#..........          25,368
      75,000   5.000%, 10/01/14...........          75,758
      10,000   Royal Bank of Scotland
               Group PLC Yankee-Dollar
               4.700%, 07/03/18...........           9,482
     100,000   Santander Central Hispano
               Issuances
               7.625%, 09/14/10...........         116,540
   1,480,000   Standard Chartered Bank
               8.000%, 05/30/31#(a).......       1,883,677
      20,000   Stora Enso Oyj
               7.375%, 05/15/11#..........          22,950
      25,000   Suncor Energy, Inc. Yankee-
               Dollar
               7.150%, 02/01/32...........          30,271
               Telecom Italia Capital
   1,300,000   4.000%, 01/15/10(a)........       1,274,634
     170,000   4.950%, 09/30/14(a)........         166,556
     285,000   5.250%, 11/15/13#..........         288,059

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     50,000   6.000%, 09/30/34(a)........  $       48,883
      50,000   6.375%, 11/15/33...........          51,410
               Telefonica Europe BV
   1,850,000   7.350%, 09/15/05...........       1,904,742
     200,000   7.750%, 09/15/10...........         234,538
               Telus Corp. Yankee-Dollar
      50,000   7.500%, 06/01/07...........          54,325
     100,000   8.000%, 06/01/11...........         118,508
     100,000   The Jean Coutu Group (PJC),
               Inc.
               8.500%, 08/01/14#(a).......         102,500
      20,000   Trans-Canada Pipelines Ltd.
               Yankee-Dollar
               5.600%, 03/31/34...........          19,844
     150,000   TransCanada Pipelines Ltd.
               4.875%, 01/15/15...........         149,739
               Tyco International Group SA
     230,000   6.000%, 11/15/13...........         250,576
               Tyco International Group SA
               Yankee-Dollar
      25,000   6.125%, 01/15/09#..........          26,976
   1,420,000   6.375%,
               02/15/06-10/15/11..........       1,515,415
      70,000   6.750%, 02/15/11...........          78,455
   1,200,000   6.875%, 01/15/29...........       1,374,613
     360,000   7.000%, 06/15/28...........         418,549
      30,000   UFJ Finance Aruba AEC
               6.750%, 07/15/13...........          33,431
               United Utilities PLC
               Yankee-Dollar
   2,075,000   4.550%, 06/19/18...........       1,900,908
      50,000   5.375%, 02/01/19...........          49,309
     100,000   Vodafone Group PLC
               7.875%, 02/15/30...........         128,941
     100,000   Weatherford International,
               Inc.
               4.950%, 10/15/13...........         100,063

Principal
Amount                                          Value
----------------------------------------------------------
               XL Capital Europe PLC
$     50,000   5.250%, 09/15/14...........  $       50,107
      50,000   6.375%, 11/15/24...........          52,631
     200,000   Yell Finance BV
               13.500%, 08/01/11(c).......         196,500
                                            --------------
                                                33,012,169
                                            --------------
            GOVERNMENT OBLIGATIONS -- 1.6%
      25,000   Banque Centrale de Tunisie
               7.375%, 04/25/12...........          28,562
      50,000   Hellenic Republic
               Government Bond
               6.950%, 03/04/08...........          54,922
     300,000   Korea Deposit Insurance
               2.500%, 12/11/05...........         330,328
     250,000   Malaysia
               7.500%, 07/15/11...........         292,058
               Province of British
               Columbia
      50,000   4.300%, 05/30/13...........          50,191
      50,000   4.625%, 10/03/06#..........          51,185
     500,000   Province of Manitoba
               4.250%, 11/20/06...........         509,886
   1,230,000   Province of Manitoba
               Yankee-Dollar
               9.500%, 09/15/18...........       1,780,589
      20,000   Province of Nova Scotia
               5.750%, 02/27/12...........          21,732
               Province of Ontario
     100,000   3.125%, 05/02/08...........          98,054
      15,000   3.500%, 09/17/07#..........          14,967
      50,000   3.625%, 10/21/09#..........          49,258
               Province of Quebec
      50,000   4.875%, 05/05/14...........          50,814
   1,550,000   7.500%, 09/15/29#..........       2,015,389
     200,000   Province of Quebec Yankee-
               Dollar
               7.125%, 02/09/24...........         246,132

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Republic of Chile
$     50,000   5.500%, 01/15/13#..........  $       52,535
      20,000   7.125%, 01/11/12...........          22,960
               Republic of Italy
     100,000   3.250%, 05/15/09...........          97,073
      50,000   3.750%, 12/14/07#..........          50,115
     100,000   4.375%, 10/25/06...........         101,735
     250,000   4.375%, 06/15/13#..........         248,391
     200,000   6.875%, 09/27/23...........         238,321
               Republic of Korea
      30,000   4.250%, 06/01/13...........          28,754
      50,000   4.875%, 09/22/14...........          49,456
     100,000   8.875%, 04/15/08...........         116,105
               Republic of Poland
      50,000   5.250%, 01/15/14...........          51,562
      25,000   6.250%, 07/03/12...........          27,563
   2,090,000   Russian Federation
               5.000%, 03/31/30...........       2,161,896
               South African Republic
      35,000   6.500%, 06/02/14...........          38,325
     100,000   7.375%, 04/25/12...........         114,500
               State of Israel
     100,000   4.625%, 06/15/13#..........          96,658
      50,000   5.500%, 12/04/23...........          52,257
               United Mexican States
     600,000   4.625%, 10/08/08...........         607,500
     200,000   6.375%, 01/16/13...........         213,000
      30,000   6.625%, 03/03/15#..........          32,220
      75,000   6.750%, 09/27/34...........          74,063
   2,616,000   7.500%, 04/08/33...........       2,825,280
      50,000   8.000%, 09/24/22#..........          57,675
      75,000   8.125%, 12/30/19...........          88,013
     100,000   8.300%, 08/15/31...........         117,200
     405,000   8.375%, 01/14/11...........         475,673

Principal
Amount                                          Value
----------------------------------------------------------
$     75,000   11.375%, 09/15/16#.........  $      110,700
      20,000   11.500%, 05/15/26#.........          30,600
                                            --------------
                                                13,774,197
                                            --------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $44,053,389)......................      46,786,366
                                            --------------
U.S. CORPORATE OBLIGATIONS -- 30.2%
ASSET BACKED & MORTGAGE BACKED -- 8.0%
               African Development Bank
     100,000   3.250%, 08/01/08...........          98,318
      25,000   3.750%, 01/15/10...........          24,924
               AmeriCredit Automobile
               Receivables Trust
   2,000,000   2.870%, 02/07/11...........       1,981,717
     200,000   3.430%, 07/06/11...........         196,920
      57,567   Amortizing Residential
               Collateral Trust
               2.698%, 01/25/05(b)........          57,513
     500,000   Banc of America Commercial
               Mortgage, Inc.
               5.061%, 03/11/41...........         512,080
   1,600,000   Bay View Auto Trust
               3.440%, 04/25/12...........       1,586,850
     901,281   Bayview Financial
               Acquisition Trust
               5.000%, 06/25/05(a)(d).....          20,784
   2,400,000   Bear Stearns Adjustable
               Rate Mortgage Trust
               3.516%, 06/25/34(b)........       2,344,789
   1,004,078   Bear Stearns Asset Backed
               Securities, Inc.
               2.868%, 01/25/05(b)........       1,006,595
   1,088,622   Bear Stearns Asset Backed
               Securities, Inc. 2003-SD2
               1A
               6.090%, 06/25/43(b)........       1,113,763

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    500,000   Bear Stearns Commercial
               Mortgage Securities
               6.460%, 10/15/36...........  $      556,807
     500,000   Bear Stearns Commercial
               Mortgage Securities
               2004-T14 A3
               4.800%, 01/12/41...........         510,447
     200,000   Capital Auto Receivables
               Asset Trust
               2.920%, 04/15/08...........         199,640
   3,500,000   Capital One Master Trust
               5.300%, 06/15/09...........       3,606,352
     100,000   Capital One Multi Asset
               Execution Trust
               2.950%, 08/17/09...........          99,302
     319,334   CDC Mortgage Capital Trust
               2.748%, 01/25/05(b)........         319,647
               Centex Home Equity
     116,467   2.718%, 01/25/05(b)........         116,510
   3,800,000   3.235%, 02/25/32...........       3,721,865
     162,858   Chase Commercial Mortgage
               Securities Corp.
               6.600%, 12/19/29...........         173,063
     100,000   ChevronTexaco Capital Co.
               3.375%, 02/15/08...........          99,539
   1,228,055   CIGNA CBO 1996-1 Ltd.
               6.460%, 11/15/08(a)(d).....       1,258,756
   1,900,000   CIT Home Equity Loan Trust
               2003-1A4
               3.930%, 03/20/32...........       1,887,159
               Citibank Credit Card
               Issuance Trust
     100,000   2.900%, 05/17/10...........          97,360
     180,000   4.950%, 02/09/09...........         185,508
     150,000   5.650%, 06/16/08...........         155,009
     150,000   Comed Transitional Funding
               Trust
               5.740%, 12/25/10...........         159,321

Principal
Amount                                          Value
----------------------------------------------------------
$    746,927   Commercial Mortgage
               Acceptance Corp.
               6.735%, 12/15/30...........  $      795,977
     880,039   Commercial Mortgage Lease
               Backed Certificates
               6.746%, 06/20/31(a)........         980,626
     318,778   Conseco Finance
               4.453%, 01/15/05(b)........         319,009
      26,468   Conseco Finance
               Securitizations Corp.
               5.160%, 05/01/33...........          26,623
               Countrywide Asset-Backed
               Certificates
     117,383   2.668%, 01/25/05(b)........         117,497
     123,595   2.748%, 01/25/05(b)........         123,779
     417,610   3.108%, 01/25/05(a)(b).....         417,602
   2,066,233   Countrywide Home Loan
               Mortgage Pass Through Trust
               4.986%, 02/25/34(b)........       2,070,408
   1,400,000   Crimmi Mae Commercial
               Mortgage Trust
               7.000%, 06/02/33(a)........       1,502,410
               CS First Boston Mortgage
               Securities Corp.
     129,463   3.318%,
               01/25/05(a)(b)(d)..........         129,462
   2,500,000   4.889%, 11/15/37(b)........       2,512,500
   1,550,000   E-Trade RV and Marine Trust
               3.620%, 10/08/18(d)........       1,549,739
     151,850   EMC Mortgage Loan Trust
               2.888%, 01/25/05(a)(b).....         152,298
     764,730   EQCC Trust
               2.718%, 11/25/31(b)........         766,181
     350,000   GE Capital Commercial
               Mortgage Corp.
               6.531%, 05/15/33...........         389,444

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               GMAC Commercial Mortgage
               Securities, Inc.
$  1,000,000   4.865%, 09/25/34...........  $    995,204(b)
      70,000   5.389%, 10/15/38...........          73,474
   1,750,000   6.700%,
               05/15/30-04/15/34..........       1,897,769
     161,210   Green Tree Financial Corp.
               8.100%, 07/15/27...........          27,519
     200,000   Greenwich Capital
               Commercial Funding Corp.
               4.948%, 01/11/35...........         204,665
     139,793   HFC Home Equity Loan Asset
               Backed Certificates
               2.860%, 01/20/05(b)........         139,823
     400,000   Honda Auto Receivables
               2003-4 A4
               2.790%, 03/16/09...........         395,033
     135,973   Impac CMB Trust
               2.738%, 01/25/05(b)........         136,100
     579,214   Indy Mac Home Equity Loan
               Asset-Backed Trust
               2.678%, 01/25/05(b)........         578,693
     405,775   Irwin Home Equity
               2.918%, 01/25/05(b)........         406,826
   2,500,000   LB-UBS Commercial Mortgage
               Trust
               4.858%, 12/15/39(b)........       2,500,667
   2,000,000   Merit Securities Corp.
               3.920%, 01/28/05(a)(b).....       1,937,814
               Merrill Lynch Mortgage
               Investors, Inc.
     166,640   2.738%, 01/25/05(b)........         166,698
     467,206   2.778%, 01/25/05(b)........         467,720
      63,168   3.018%,
               01/25/05(a)(b)(d)..........          63,168
     400,000   Merrill Lynch Mortgage
               Trust
               5.236%, 11/12/35...........         413,798
     681,849   Mesa Trust Asset Backed
               Certificates
               2.818%,
               01/25/05(a)(b)(d)..........         681,849

Principal
Amount                                          Value
----------------------------------------------------------
$  1,000,000   Metris Master Trust
               3.490%, 01/20/05(b)........  $      992,787
   2,311,655   Morgan Stanley Capital I,
               Inc.
               4.030%, 06/15/38...........       2,318,446
               Morgan Stanley Dean Witter
               Capital I
     150,000   4.050%, 01/13/41...........         148,882
     200,000   5.160%, 12/15/35...........         207,211
     903,473   Nationslink Funding Corp.
               6.867%, 01/22/26...........         987,130
               Nomura Asset Securities Corp.
   2,220,000   6.590%, 03/15/30...........       2,401,286
   1,020,000   7.120%, 04/13/39...........       1,065,036
   1,000,000   Nordstrom Private Label
               Credit Card Master Note
               Trust
               4.820%, 04/15/10(a)........       1,023,705
               Oakwood Mortgage Investors,
               Inc.
   4,355,000   6.000%, 05/15/08(d)........         607,653
   1,778,777   6.000%, 08/15/10...........         336,856
     350,000   PNC Mortgage Acceptance
               Corp.
               6.360%, 03/12/34...........         385,801
   1,120,017   Provident Bank Home Equity
               Loan Trust
               2.688%, 01/25/05(b)........       1,119,213
   1,126,573   Provident Funding Mortgage
               Loan Trust
               3.799%, 08/25/33(b)........       1,122,474
   1,280,000   Providian Master Trust
               7.490%, 08/17/09...........       1,281,917
               Residential Asset Mortgage
               Products, Inc.
     361,137   3.097%, 03/25/33(d)........         361,494
     320,540   3.097%, 10/25/32(d)........         323,294

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Residential Asset
               Securities Corp.
$  1,110,080   2.718%, 01/25/05(b)........  $    1,110,769
     127,634   6.320%, 04/25/30...........         129,378
      86,381   Sail Net Interest Margin
               Notes
               7.750%, 04/27/33(a)........          86,677
     420,000   UCFC Home Equity Loan
               6.905%, 04/15/30...........         431,123
   1,755,100   Wachovia Asset
               Securitization, Inc.
               2.788%, 01/25/05(b)........       1,755,102
     150,000   Wachovia Bank Commercial
               Mortgage Trust
               4.748%, 02/15/41...........         149,450
   2,500,000   Washington Mutual
               3.890%, 10/25/33(b)........       2,492,507
   2,500,000   Wells Fargo Mortgage Backed
               Securities Trust
               3.599%, 08/25/34(b)........       2,490,209
     150,000   WFS Financial Owner Trust
               2.740%, 09/20/10...........         148,890
                                            --------------
                                                68,508,203
                                            --------------
CORPORATE BONDS & NOTES  -- 22.2%
     125,000   aaiPharma, Inc.
               12.000%, 04/01/10(c).......          93,437
     100,000   Abbey National Capital
               Trust I
               8.963%, 12/29/49#(b).......         139,374
               Abbott Laboratories
      10,000   3.500%, 02/17/09...........           9,898
     100,000   3.750%, 03/15/11...........          98,001
     100,000   ABN Amro Bank NV
               7.550%, 06/28/06...........         106,270
      25,000   Ace INA Holdings, Inc.
               5.875%, 06/15/14...........          25,612
      50,000   Aegon NV
               4.750%, 06/01/13...........          49,551

Principal
Amount                                          Value
----------------------------------------------------------
$    275,000   Aes Corp.
               9.375%, 09/15/10...........  $      319,687
      20,000   AGL Capital Corp.
               6.000%, 10/01/34...........          20,220
      70,930   Ahold Lease USA, Inc.
               7.820%, 01/02/20(c)........          76,959
     100,000   AK Steel Corp.
               7.875%, 02/15/09#..........         101,875
               Alabama Power Co.
      25,000   3.125%, 05/01/08...........          24,487
      25,000   3.500%, 11/15/07...........          24,914
               Alamosa Delaware, Inc.
      38,000   11.000%, 07/31/10..........          44,745
      84,000   12.000%, 07/31/09(c).......          91,140
               Albertson's, Inc.
     100,000   7.500%, 02/15/11...........         115,818
      20,000   8.000%, 05/01/31...........          24,976
     450,000   Alcoa, Inc.
               7.375%, 08/01/10...........         520,623
     125,000   Allegheny Energy Super
               Statutory Trust 2001
               10.250%, 11/15/07(a).......         141,875
     125,000   Alliant Techsystems, Inc.
               8.500%, 05/15/11...........         136,875
     100,000   Allied Security Escrow
               Corp.
               11.375%, 07/15/11(a).......         104,500
               Allied Waste NA, Inc.
      75,000   7.375%, 04/15/14#..........          71,812
      75,000   8.875%, 04/01/08#..........          80,250
     125,000   9.250%, 09/01/12...........         135,312
               Allstate Corp.
      50,000   5.000%, 08/15/14...........          50,327
      75,000   5.350%, 06/01/33...........          71,139
     100,000   5.375%, 12/01/06#..........         103,301

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     50,000   Allstate Life Global
               Funding
               3.500%, 07/30/07...........  $       49,789
      30,000   Allstate Life Global
               Funding Trust I
               4.500%, 05/29/09...........          30,551
               ALLTEL Corp.
      35,000   7.000%, 07/01/12...........          40,302
      50,000   7.875%, 07/01/32...........          62,916
               Altria Group, Inc.
      25,000   5.625%, 11/04/08#..........          25,982
   1,090,000   7.000%, 07/15/05...........       1,106,882
      40,000   7.000%, 11/04/13#..........          43,342
      40,000   7.200%, 02/01/07...........          42,256
     170,000   Amerada Hess Corp.
               7.300%, 08/15/31...........         189,652
      30,000   American Express Centurion
               Bank
               4.375%, 07/30/09...........          30,478
               American Express Co.
      20,000   3.750%, 11/20/07#..........          20,099
      50,000   4.750%, 06/17/09...........          51,544
      60,000   5.500%, 09/12/06...........          62,145
     100,000   American Express Credit
               Corp.
               3.000%, 05/16/08...........          97,660
               American General Finance
               Corp.
     125,000   2.750%, 06/15/08...........         120,179
     100,000   3.875%, 10/01/09...........          98,401
      50,000   American Re Corp.
               7.450%, 12/15/26...........          55,484
      52,000   American Tower Corp.
               9.375%, 02/01/09...........          54,990
     115,000   American Tower Escrow Corp.
               0.0%, 08/01/08(e)..........          85,962
     100,000   Ameripath, Inc.
               10.500%, 04/01/13..........         106,250

Principal
Amount                                          Value
----------------------------------------------------------
$    100,000   Amgen, Inc.
               4.850%, 11/18/14(a)........  $       99,994
               Amkor Technology, Inc.
      75,000   7.125%, 03/15/11#..........          70,500
      75,000   9.250%, 02/15/08#..........          76,687
      50,000   10.500%, 05/01/09#.........          50,000
      50,000   AmSouth Bank NA
               4.850%, 04/01/13...........          49,946
     100,000   Anadarko Finance Co.
               7.500%, 05/01/31...........         123,894
     125,000   Anchor Glass Container
               Corp.
               11.000%, 02/15/13..........         133,750
     100,000   Anheuser-Busch Cos., Inc.
               9.000%, 12/01/09...........         121,260
      25,000   Anthem, Inc.
               6.800%, 08/01/12...........          28,302
               AOL Time Warner, Inc.
     200,000   6.750%, 04/15/11...........         224,972
   1,770,000   7.625%, 04/15/31#..........       2,141,277
   1,030,000   7.700%, 05/01/32...........       1,259,812
      25,000   Apache Corp.
               6.250%, 04/15/12...........          27,970
      50,000   Applica, Inc.
               10.000%, 07/31/08#.........          49,750
     100,000   Applied Extrusion
               Technologies, Inc.
               10.750%, 07/01/11#(f)......          59,500
     100,000   Aramark Services, Inc.
               7.000%, 05/01/07...........         106,690
      20,000   Arch Capital Group Ltd.
               7.350%, 05/01/34...........          21,323
      50,000   Archstone-Smith Operating
               Trust REIT
               3.000%, 06/15/08...........          48,257

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Arizona Public Service
$     25,000   5.800%, 06/30/14...........  $       26,696
      50,000   6.500%, 03/01/12...........          55,582
      25,000   Aspen Insurance Holdings
               Ltd.
               6.000%, 08/15/14(a)........          25,158
     100,000   Associated Materials, Inc.
               1.000%, 03/01/14(c)........          72,000
   1,479,000   AT&T Broadband
               8.375%, 03/15/13...........       1,823,749
               AT&T Wireless Services,
               Inc.
     100,000   7.350%, 03/01/06...........         104,614
     200,000   7.875%, 03/01/11...........         235,723
     950,000   8.750%, 03/01/31...........       1,280,897
     100,000   Athena Neurosciences
               Finance LLC
               7.250%, 02/21/08...........         104,500
      30,000   Atmos Energy Corp.
               5.125%, 01/15/13...........          30,569
               Autozone, Inc.
      50,000   5.500%, 11/15/15...........          48,022
      20,000   5.875%, 10/15/12...........          20,356
      50,000   AvalonBay Communities, Inc.
               REIT
               6.125%, 11/01/12...........          53,800
      20,000   Avon Products, Inc.
               4.200%, 07/15/18...........          18,220
               Bank of America Corp.
      50,000   3.375%, 02/17/09...........          48,993
      50,000   3.875%, 01/15/08...........          50,390
   1,925,000   4.250%, 10/01/10#..........       1,920,064
      50,000   4.750%, 10/15/06#..........          51,206
     500,000   4.750%, 08/15/13...........         499,286
     100,000   5.125%, 11/15/14...........         102,497
     600,000   5.250%, 02/01/07...........         621,125
      25,000   5.375%, 06/15/14...........          26,089
     200,000   6.800%, 03/15/28...........         227,529

Principal
Amount                                          Value
----------------------------------------------------------
               Bank of New York Co., Inc.
$     50,000   3.900%, 09/01/07#..........  $       50,400
      10,000   5.200%, 07/01/07...........          10,397
     300,000   Bank One Corp.
               7.875%, 08/01/10...........         349,929
      25,000   Barrick Gold Finance Co.
               4.875%, 11/15/14...........          24,909
               BB&T Corp.
      50,000   4.750%, 10/01/12...........          50,254
     100,000   5.250%, 11/01/19...........          99,128
               Bear Stearns Cos., Inc.
      25,000   2.875%, 07/02/08...........          24,179
      25,000   4.500%, 10/28/10...........          25,214
      10,000   4.650%, 07/02/18#..........           9,388
     200,000   5.700%, 01/15/07#..........         208,244
      50,000   5.700%, 11/15/14...........          52,810
               Bellsouth Corp.
      50,000   4.200%, 09/15/09...........          50,131
               BellSouth Corp.
     390,000   4.750%, 11/15/12...........         392,395
     200,000   5.000%, 10/15/06...........         205,632
      50,000   5.200%, 09/15/14...........          50,961
     150,000   6.000%, 11/15/34...........         151,997
      25,000   6.550%, 06/15/34...........          27,241
     200,000   Bellsouth
               Telecommunications
               6.375%, 06/01/28...........         211,854
      50,000   Berkshire Hathaway Finance
               Corp.
               3.375%, 10/15/08...........          49,428
      75,000   Berkshire Hathaway, Inc.
               5.100%, 07/15/14(a)........          76,872
     200,000   Berry Plastics Corp.
               10.750%, 07/15/12..........         229,000
      15,000   Black & Decker Corp.
               4.750%, 11/01/14(a)........          14,767

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     50,000   Blount, Inc.
               8.875%, 08/01/12...........  $       54,250
      75,000   Blue Ridge Paper Products, Inc.
               9.500%, 12/15/08...........          70,687
               Boeing Capital Corp.
     200,000   5.650%, 05/15/06...........         206,232
      65,000   5.800%, 01/15/13#..........          70,111
      70,000   6.500%, 02/15/12#..........          78,434
      50,000   Borden US Finance Corp.
               9.000%, 07/15/14(a)........          55,500
   1,200,000   Boston Properties, Inc.
               REIT 6.250%, 01/15/13......       1,301,927
               Boston Scientific Corp.
      25,000   4.250%, 01/12/11...........          24,824
      25,000   5.125%, 01/12/17...........          24,922
      25,000   5.450%, 06/15/14...........          25,971
     100,000   Bottling Group LLC
               4.625%, 11/15/12...........         101,561
     225,000   Bowater, Inc.
               9.500%, 10/15/12...........         257,573
     150,000   Boyd Gaming Corp.
               6.750%, 04/15/14...........         157,125
     100,000   Brand Services, Inc.
               12.000%, 10/15/12..........         112,000
               Brandywine Operating
               Partnership LP REIT
      15,000   4.500%, 11/01/09...........          14,904
      15,000   5.400%, 11/01/14...........          15,006
               Bristol-Myers Squibb Co.
     170,000   4.750%, 10/01/06...........         173,829
     610,000   5.750%, 10/01/11...........         653,296
     150,000   BRL Universal Equipment
               8.875%, 02/15/08...........         157,687
     120,000   Brown-Forman Corp.
               3.000%, 03/15/08...........         117,351
               Buckeye Partners
      25,000   4.625%, 07/15/13...........          24,355

Principal
Amount                                          Value
----------------------------------------------------------
$     15,000   5.300%, 10/15/14...........  $       15,193
     100,000   Buckeye Technologies, Inc.
               9.250%, 09/15/08#..........         100,000
      15,000   Bunge Ltd Finance Corp.
               5.875%, 05/15/13...........          15,924
               Burlington Northern Santa
               Fe Corp.
      50,000   4.875%, 01/15/15...........          49,816
     100,000   7.000%, 12/15/25...........         114,968
     175,000   7.125%, 12/15/10...........         199,845
     250,000   Cablevision Systems Corp.
               6.669%, 04/01/05(a)(b).....         265,000
     125,000   Cadmus Communications Corp.
               8.375%, 06/15/14...........         136,094
               Calpine Corp.
     125,000   7.875%, 04/01/08#..........         101,875
     175,000   8.500%, 07/15/10#(a).......         150,062
      40,000   8.750%, 07/15/13#(a).......          33,000
      75,000   Campbell Soup Co.
               5.000%, 12/03/12...........          76,648
      25,000   Canadian National Railway
               Co.
               4.250%, 08/01/09...........          25,199
               Canadian Natural Resources
               Ltd.
      25,000   4.900%, 12/01/14...........          24,869
      50,000   5.850%, 02/01/35...........          49,969
               Capital One Bank
      50,000   4.875%, 05/15/08...........          51,351
      25,000   5.000%, 06/15/09#..........          25,743
      10,000   5.125%, 02/15/14...........          10,002
      25,000   6.500%, 06/13/13...........          27,317
     100,000   6.875%, 02/01/06...........         103,738
      25,000   Capital One Financial Corp.
               6.250%, 11/15/13...........          26,880

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Cardinal Health, Inc.
$     10,000   4.000%, 06/15/15...........  $        8,908
      50,000   6.750%, 02/15/11...........          55,002
      75,000   Carrols Corp.
               9.000%, 01/15/13(a)........          77,625
      25,000   Case New Holland, Inc.
               9.250%, 08/01/11(a)........          27,812
               Caterpillar Financial
               Services Corp.
     100,000   2.700%, 07/15/08#..........          96,334
      50,000   3.100%, 05/15/07...........          49,578
      10,000   3.700%, 08/15/08...........           9,954
     150,000   Caterpillar, Inc.
               6.950%, 05/01/42...........         181,541
     125,000   CBD Media Holdings LLC
               9.250%, 07/15/12(a)........         128,594
     150,000   Cendant Corp.
               7.375%, 01/15/13...........         173,525
      50,000   Centerpoint Energy Houston
               5.750%, 01/15/14...........          53,006
     100,000   Centex Corp.
               5.125%, 10/01/13#..........         100,097
      40,000   CenturyTel, Inc.
               7.875%, 08/15/12...........          47,073
      25,000   Cenveo Corp.
               7.875%, 12/01/13#..........          23,250
               Charter Communications
               Holdings, LLC/ Charter
               Communications Holdings Cap
               Corp.
     780,000   11.750%, 01/15/10-
               01/15/12(c)................         645,600
      75,000   8.625%, 04/01/09...........          65,062
      50,000   Charter One Bank FSB
               6.375%, 05/15/12...........          55,215
     225,000   Chesapeake Energy Corp.
               6.375%, 06/15/15(a)........         231,187

Principal
Amount                                          Value
----------------------------------------------------------
$    100,000   ChevronTexaco Capital Co.
               3.500%, 09/17/07...........  $      100,444
      30,000   Cincinnati Financial Corp.
               6.125%, 11/01/34(a)........          30,320
      20,000   Cincinnati Gas & Electric
               5.700%, 09/15/12...........          21,189
     200,000   Cinemark, Inc.
               9.750%, 03/15/14(c)........         151,000
               Cingular Wireless LLC
      30,000   5.625%, 12/15/06#..........          31,159
      30,000   6.500%, 12/15/11...........          33,384
               CIT Group, Inc.
      50,000   2.875%, 09/29/06...........          49,479
     150,000   3.650%, 11/23/07...........         149,420
      50,000   3.875%, 11/03/08#..........          49,599
      20,000   4.125%, 11/03/09...........          19,911
      75,000   5.125%, 09/30/14...........          75,109
     650,000   6.500%, 02/07/06...........         672,846
      75,000   7.375%, 04/02/07...........          80,981
   1,600,000   7.750%, 04/02/12...........       1,893,926
               Clear Channel
               Communications, Inc.
      50,000   4.250%, 05/15/09#..........          49,494
      25,000   4.500%, 01/15/10#..........          24,770
      50,000   4.625%, 01/15/08...........          50,772
      25,000   5.000%, 03/15/12...........          24,765
      20,000   5.750%, 01/15/13#..........          20,665
      80,000   6.000%, 11/01/06...........          83,189
      10,000   Cleveland Electric
               Illuminating Co.
               5.650%, 12/15/13...........          10,371
      45,000   Clorox Co.
               5.000%, 01/15/15(a)........          45,776
               Coca-Cola Enterprises, Inc.
      25,000   2.500%, 09/15/06...........          24,642
      25,000   4.250%, 09/15/10...........          25,047

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    300,000   8.500%, 02/01/22...........  $      400,009
      50,000   Collins & Aikman Floor
               Cover
               9.750%, 02/15/10...........          53,750
      50,000   Commerce Group, Inc.
               5.950%, 12/09/13...........          51,143
      75,000   Community Health Systems,
               Inc.
               6.500%, 12/15/12(a)........          75,562
     100,000   Compass Minerals Group,
               Inc.
               10.000%, 08/15/11..........         112,500
      50,000   Computer Sciences Corp.
               6.750%, 06/15/06...........          52,353
               ConAgra Foods, Inc.
      25,000   6.000%, 09/15/06...........          26,030
     275,000   6.750%, 09/15/11...........         309,395
               Conoco Funding Co.
      50,000   5.450%, 10/15/06...........          51,783
      65,000   7.250%, 10/15/31...........          79,258
   1,015,000   Conoco, Inc.
               6.950%, 04/15/29...........       1,198,568
   1,000,000   ConocoPhillips
               4.750%, 10/15/12#..........       1,019,582
               Consolidated Edison Co. of
               New York
      50,000   4.700%, 06/15/09#..........          51,397
      70,000   6.450%, 12/01/07...........          75,302
               Constellation Energy Group,
               Inc.
      75,000   6.350%, 04/01/07...........          79,267
      15,000   7.600%, 04/01/32...........          18,143
               Consumers Energy Co.
      20,000   4.000%, 05/15/10...........          19,644
      25,000   4.250%, 04/15/08#..........          25,245
      25,000   5.375%, 04/15/13...........          25,855
      25,000   5.500%, 08/15/16(a)........          25,741

Principal
Amount                                          Value
----------------------------------------------------------
               Continental Airlines, Inc.
$     91,101   6.541%, 09/15/08...........  $       83,981
     295,116   6.545%, 02/02/19...........         293,192
      25,000   7.250%, 11/01/05...........          23,526
      30,000   Coors Brewing Co.
               6.375%, 05/15/12...........          32,984
      25,000   Costco Wholesale Corp.
               5.500%, 03/15/07...........          25,993
   1,900,000   Countrywide Funding Corp.
               4.000%, 03/22/11#..........       1,847,294
               Countrywide Home Loans,
               Inc.
     100,000   4.125%, 09/15/09...........          99,552
      25,000   4.250%, 12/19/07...........          25,279
     250,000   5.500%, 08/01/06...........         257,804
     555,000   COX Communications, Inc.
               7.125%, 10/01/12...........         622,078
               Credit Suisse First Boston
               USA, Inc.
     100,000   4.700%, 06/01/09...........         102,321
     400,000   5.750%, 04/15/07#..........         419,262
     150,000   6.125%, 11/15/11...........         163,571
     175,000   Crown Castle International
               Corp.
               9.375%, 08/01/11...........         196,000
     100,000   CSX Corp.
               7.950%, 05/01/27...........         126,119
               CVS Corp.
      25,000   3.875%, 11/01/07...........          25,113
      40,000   4.000%, 09/15/09...........          39,812
     150,000   4.875%, 09/15/14...........         150,047
               DaimlerChrysler NA Holding
               Corp.
   1,590,000   4.050%, 06/04/08#..........       1,586,718
      40,000   6.500%, 11/15/13...........          43,385
     190,000   7.200%, 09/01/09...........         211,473
      90,000   7.300%, 01/15/12#..........         102,173

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    600,000   7.750%, 01/18/11...........  $      691,866
      20,000   Dayton Power & Light Co.
               5.125%, 10/01/13(a)........          20,434
      30,000   Deere & Co.
               6.950%, 04/25/14#..........          35,061
     125,000   Del Monte Corp.
               8.625%, 12/15/12...........         140,000
               Delta Air Lines, Inc.
      25,000   6.417%, 07/02/12...........          26,098
     909,728   6.718%, 01/02/23...........         949,375
               Deluxe Corp.
      20,000   3.500%, 10/01/07(a)........          19,742
      20,000   5.000%, 12/15/12...........          19,457
      20,000   5.125%, 10/01/14(a)........          19,162
               Deutsche Bank Financial,
               Inc.
      50,000   6.700%, 12/13/06...........          53,033
      50,000   7.500%, 04/25/09#..........          56,782
               Devon Energy Corp.
     100,000   2.750%, 08/01/06...........          98,828
     620,000   7.950%, 04/15/32...........         792,237
   1,075,000   Devon Financing Corp. ULC
               6.875%, 09/30/11...........       1,217,499
      50,000   Dex Media East LLC/Dex
               Media East Finance Co.
               9.875%, 11/15/09#..........          56,937
     250,000   Dex Media LLC
               9.000%, 11/15/13#(c).......         195,937
      98,000   Dex Media West LLC
               9.875%, 08/15/13...........         112,945
      25,000   Diamond Offshore Drilling,
               Inc.
               5.150%, 09/01/14(a)........          25,283
     150,000   Direct TV Holdings
               8.375%, 03/15/13...........         168,187
     175,000   Doane Pet Care Co.
               10.750%, 03/01/10..........         187,250

Principal
Amount                                          Value
----------------------------------------------------------
               Dominion Resources, Inc.
$     50,000   4.125%, 02/15/08...........  $       50,344
     220,000   5.125%, 12/15/09...........         227,635
      65,000   5.250%, 08/01/33...........          65,118
     240,000   5.700%, 09/17/12...........         254,113
      15,000   6.750%, 12/15/32...........          16,528
     100,000   7.195%, 09/15/14...........         115,550
     200,000   Dow Chemical Co.
               6.125%, 02/01/11#..........         219,063
      25,000   Dresser-Rand Group, Inc.
               7.375%, 11/01/14(a)........          25,500
     125,000   DRS Technologies, Inc.
               6.875%, 11/01/13...........         130,625
     100,000   DTE Energy Co.
               6.450%, 06/01/06...........         104,100
               Duke Capital Corp.
     100,000   6.250%, 02/15/13#..........         108,078
      50,000   6.750%, 02/15/32...........          54,410
               Duke Energy Corp.
   1,200,000   4.200%, 10/01/08...........       1,209,150
     100,000   5.300%, 10/01/15...........         102,654
     220,000   5.625%, 11/30/12#..........         231,410
      50,000   Duke Energy Field Services
               LLC
               7.875%, 08/16/10...........          58,316
      25,000   Duke Realty LP
               5.400%, 08/15/14...........          25,630
               Dynegy Holdings, Inc.
   3,285,000   8.750%, 02/15/12#..........       3,441,037
     300,000   9.875%, 07/15/10(a)........         335,250
               E.I. Du Pont de Nemours
      50,000   4.125%, 04/30/10...........          50,407
      30,000   4.875%, 04/30/14...........          30,618
      45,000   Eastman Chemical Co.
               7.000%, 04/15/12...........          51,287

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    275,000   Echostar DBS Corp.
               6.625%, 10/01/14(a)........  $      278,437
     250,000   Edison Mission Energy
               9.875%, 04/15/11#..........         296,250
               El Paso Corp.
     560,000   7.750%, 01/15/32#..........         536,200
     690,000   7.800%, 08/01/31#..........         662,400
     350,000   7.875%, 06/15/12#..........         366,187
     220,000   El Paso Natural Gas
               8.375%, 06/15/32...........         245,025
     505,000   Electronic Data Systems
               Corp.
               7.125%, 10/15/09#..........         556,200
     125,000   Emerson Electric Co.
               4.500%, 05/01/13...........         123,881
      25,000   Endurance Specialty
               Holdings Ltd.
               7.000%, 07/15/34...........          25,742
      30,000   Energy East Corp.
               6.750%, 06/15/12...........          33,631
   1,875,000   Entergy Gulf States, Inc.
               6.200%, 07/01/33...........       1,880,046
               EOP Operating LP
      50,000   4.650%, 10/01/10...........          50,228
     200,000   7.750%, 11/15/07...........         220,733
      50,000   7.875%, 07/15/31...........          60,607
      20,000   Equifax, Inc.
               4.950%, 11/01/07...........          20,686
     125,000   Equinox Holdings, Inc.
               9.000%, 12/15/09#..........         133,125
               ERP Operating LP
      25,000   4.750%, 06/15/09...........          25,527
      50,000   5.250%, 09/15/14...........          50,640
     100,000   Ethyl Corp.
               8.875%, 05/01/10...........         110,500
      15,000   Everest Reinsurance
               Holdings, Inc.
               5.400%, 10/15/14...........          15,041

Principal
Amount                                          Value
----------------------------------------------------------
$    200,000   Exelon Generation Co. LLC
               6.950%, 06/15/11#..........  $      225,747
     125,000   Extendicare Health
               Services, Inc.
               9.500%, 07/01/10...........         140,000
     175,000   Eye Care Centers of America
               9.125%, 05/01/08...........         175,000
      85,000   Federated Department Stores
               6.625%, 04/01/11...........          95,039
               FedEx Corp.
      25,000   2.650%, 04/01/07...........          24,486
      25,000   3.500%, 04/01/09...........          24,478
      50,000   7.250%, 02/15/11...........          57,076
     100,000   Felcor Lodging LP REIT
               9.000%, 06/01/11...........         113,250
      25,000   Fifth Third Bancorp
               4.500%, 06/01/18...........          23,331
               Financing Corp. Fico
     800,000   0.0%, 11/30/17 (e).........         419,736
     400,000   8.600%, 09/26/19...........         547,526
      75,000   Finlay Fine Jewelry Corp.
               8.375%, 06/01/12#..........          81,000
               First Data Corp.
     150,000   3.375%, 08/01/08...........         147,993
      60,000   3.900%, 10/01/09...........          59,772
     200,000   First Union Institutional
               Capital I
               8.040%, 12/01/26...........         217,796
   1,500,000   First Union-Lehman
               Brothers-Bank of America
               6.560%, 11/18/35...........       1,612,704
               FirstEnergy Corp.
     180,000   5.500%, 11/15/06...........         185,819
      25,000   6.450%, 11/15/11...........          27,162
   1,230,000   7.375%, 11/15/31...........       1,404,640
   1,140,000   Florida Power & Light Co.
               5.625%, 04/01/34...........       1,168,224

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     50,000   Florida Power Corp.
               4.800%, 03/01/13#..........  $       50,208
     125,000   Flowserve Corp.
               12.250%, 08/15/10..........         138,125
     125,000   FMC Corp.
               7.750%, 07/01/11...........         132,187
     600,000   Ford Motor Co.
               7.450%, 07/16/31#..........         603,443
               Ford Motor Credit Co.
      50,000   5.625%, 10/01/08#..........          51,108
      50,000   5.700%, 01/15/10...........          50,455
     300,000   5.800%, 01/12/09...........         306,643
   2,420,000   6.875%, 02/01/06...........       2,493,084
     525,000   7.000%, 10/01/13#..........         556,569
     550,000   7.250%, 10/25/11#..........         589,834
   1,480,000   7.375%, 10/28/09#..........       1,596,429
     340,000   7.375%, 02/01/11...........         366,435
   1,880,000   7.875%, 06/15/10...........       2,071,309
      25,000   Fortune Brands, Inc.
               4.875%, 12/01/13...........          25,369
      50,000   FPL Group Capital, Inc.
               7.625%, 09/15/06...........          53,409
      20,000   Franklin Resources, Inc.
               3.700%, 04/15/08...........          19,953
      75,000   Friendly Ice Cream Corp.
               8.375%, 06/15/12#..........          73,594
      15,000   Fund American Cos., Inc.
               5.875%, 05/15/13...........          15,266
               Gannett Co., Inc.
      25,000   5.500%, 04/01/07#..........          26,062
      10,000   6.375%, 04/01/12...........          11,195
               General Dynamics Corp.
      50,000   2.125%, 05/15/06#..........          49,285
      50,000   3.000%, 05/15/08...........          48,878
      50,000   4.250%, 05/15/13...........          48,964

Principal
Amount                                          Value
----------------------------------------------------------
$     25,000   4.500%, 08/15/10...........  $       25,545
      25,000   5.375%, 08/15/15#..........          26,246
               General Electric Capital
               Corp.
      50,000   3.125%, 04/01/09#..........          48,437
     250,000   3.500%, 12/05/0-05/01/08...         248,882
     200,000   4.250%, 01/15/08...........         203,167
     150,000   4.375%, 11/21/11...........         149,110
     350,000   4.750%, 09/15/14#..........         348,871
     415,000   5.450%, 01/15/13#..........         438,017
   2,250,000   6.000%, 06/15/12...........       2,452,583
     150,000   6.750%, 03/15/32...........         175,567
     500,000   7.375%, 01/19/10...........         571,806
     820,000   General Electric Co.
               5.000%, 02/01/13...........         841,291
               General Mills, Inc.
      50,000   2.625%, 10/24/06...........          49,150
      50,000   5.125%, 02/15/07...........          51,336
      50,000   6.000%, 02/15/12...........          54,257
               General Motors Acceptance
               Corp.
     100,000   4.375%, 12/10/07#..........          98,591
     150,000   4.500%, 07/15/06...........         150,092
      20,000   5.625%, 05/15/09#..........          20,001
   1,025,000   6.125%, 09/15/06#..........       1,050,813
     550,000   6.125%, 02/01/07...........         564,783
     400,000   6.150%, 04/05/07...........         411,069
     150,000   6.750%, 12/01/14...........         150,205
   1,825,000   6.875%, 09/15/11...........       1,870,247
     300,000   8.000%, 11/01/31...........         308,365
               General Motors Corp.
     200,000   7.125%, 07/15/13#..........         204,666
     250,000   8.375%, 07/15/33#..........         259,021
     125,000   General Nutrition Centers,
               Inc.
               8.500%, 12/01/10...........         118,125

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    150,000   Genesis HealthCare Corp.
               8.000%, 10/15/13...........  $      162,750
               Genworth Financial, Inc.
      20,000   5.750%, 06/15/14...........          21,158
      10,000   6.500%, 06/15/34...........          10,955
      25,000   Georgia Power Co.
               4.875%, 07/15/07...........          25,717
               Gillette Co.
      50,000   2.500%, 06/01/08...........          48,609
      10,000   3.800%, 09/15/09...........           9,944
      20,000   GlaxoSmithKline Capital,
               Inc.
               5.375%, 04/15/34#..........          19,867
     125,000   Global Cash Access LLC
               8.750%, 03/15/12...........         134,688
      80,000   Goldman Sachs Capital I
               6.345%, 02/15/34...........          83,304
               Goldman Sachs Group, Inc.
     100,000   4.125%, 01/15/08...........         101,257
      50,000   4.750%, 07/15/13...........          49,477
     100,000   5.000%, 10/01/14...........          99,859
     250,000   5.150%, 01/15/14#..........         253,353
     100,000   6.125%, 02/15/33...........         103,887
     400,000   6.875%, 01/15/11...........         451,271
      25,000   Goodrich Corp.
               7.625%, 12/15/12...........          29,644
      25,000   Greenpoint Financial Corp.
               3.200%, 06/06/08...........          24,433
      48,000   GTE Corp.
               7.510%, 04/01/09...........          54,192
     100,000   GTE North, Inc.
               5.650%, 11/15/08#..........         104,183
      50,000   Halliburton Co.
               5.500%, 10/15/10...........          52,664
               Hanover Compressor Co.
     125,000   0.0%, 03/31/07(e)..........         108,750
     150,000   8.625%, 12/15/10...........         163,875

Principal
Amount                                          Value
----------------------------------------------------------
$     75,000   Harrah's Operating Co.,
               Inc.
               5.500%, 07/01/10...........  $       77,634
      25,000   Harrahs Operating Co., Inc.
               5.375%, 12/15/13...........          25,131
               Hartford Financial Services
               Group, Inc.
      20,000   2.375%, 06/01/06...........          19,634
      15,000   4.625%, 07/15/13...........          14,526
      40,000   4.700%, 09/01/07#..........          40,797
      20,000   Hartford Life, Inc.
               7.375%, 03/01/31...........          23,875
               HCA, Inc.
   1,000,000   5.750%, 03/15/14#..........         968,723
      50,000   6.375%, 01/15/15...........          50,202
      20,000   Health Care, Inc. REIT
               6.000%, 11/15/13...........          20,699
      15,000   Healthcare Realty Trust,
               Inc.
               5.125%, 04/01/14...........          14,657
     125,000   Herbst Gaming, Inc.
               8.125%, 06/01/12...........         133,750
               Hertz Corp.
      20,000   4.700%, 10/02/06...........          20,218
      50,000   6.350%, 06/15/10...........          51,244
      50,000   6.900%, 08/15/14...........          51,551
      25,000   7.625%, 06/01/12...........          27,379
      30,000   Hewlett-Packard Co.
               5.500%, 07/01/07...........          31,286
      25,000   Hillenbrand Industries,
               Inc.
               4.500%, 06/15/09...........          25,290
      65,000   Hilton Hotels Corp.
               7.625%, 12/01/12...........          76,013
      80,000   Home Depot, Inc.
               3.750%, 09/15/09(a)........          79,284
     275,000   Home Interiors & Gifts,
               Inc.
               10.125%, 06/01/08#.........         226,875
     100,000   Honeywell International,
               Inc.
               7.500%, 03/01/10...........         115,534

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Hospira, Inc.
$     10,000   4.950%, 06/15/09...........  $       10,215
      10,000   5.900%, 06/15/14...........          10,509
      38,000   Host Marriott Corp. REIT
               7.875%, 08/01/08...........          39,045
      50,000   Host Marriott LP REIT
               7.125%, 11/01/13...........          53,438
      50,000   Host Marriott LP REIT
               8.375%, 02/15/06...........          52,250
     100,000   Houghton Mifflin Co.
               11.500%, 10/15/13#(c)......          73,500
               Household Finance Corp.
   2,105,000   6.375%, 11/27/12...........       2,325,779
      30,000   6.400%, 06/17/08...........          32,366
      20,000   7.000%, 05/15/12...........          22,840
      20,000   HRPT Properties Trust
               6.250%, 08/15/16...........          21,096
               HSBC Bank USA NA
     275,000   3.875%, 09/15/09...........         272,603
      50,000   5.875%, 11/01/34...........          50,630
   1,250,000   Humana, Inc.
               6.300%, 08/01/18...........       1,282,070
      25,000   Huntington National Bank
               4.375%, 01/15/10...........          25,084
     225,000   Huntsman International LLC
               9.875%, 03/01/09...........         246,938
     175,000   Iasis Healthcare LLC
               8.750%, 06/15/14...........         190,750
     100,000   Icon Health & Fitness
               11.250%, 04/01/12..........          84,000
      75,000   IMCO Recycling Escrow, Inc.
               9.000%, 11/15/14(a)........          78,000
      75,000   IMCO Recycling, Inc.
               10.375%, 10/15/10..........          85,125
      50,000   Indiana Michigan Power Co.
               6.125%, 12/15/06...........          52,355
     125,000   Innophos, Inc.
               8.875%, 08/15/14(a)........         135,000

Principal
Amount                                          Value
----------------------------------------------------------
$     75,000   InSight Health Services
               Corp.
               9.875%, 11/01/11#..........  $       75,750
     150,000   Insight Midwest LP/Insight
               Capital, Inc.
               10.500%, 11/01/10..........         164,250
     100,000   Inter-American Development
               Bank
               4.500%, 09/15/14...........         100,615
      20,000   InterActiveCorp
               7.000%, 01/15/13...........          22,061
               Interface, Inc.
      75,000   7.300%, 04/01/08...........          76,688
      50,000   9.500%, 02/01/14#..........          54,500
               International Business
               Machines Corp.
      30,000   4.375%, 06/01/09#..........          30,521
     100,000   6.220%, 08/01/27...........         109,102
     200,000   6.500%, 01/15/28...........         226,217
     200,000   7.500%, 06/15/13...........         239,415
               International Lease Finance
               Corp.
      50,000   3.750%, 06/30/09...........          49,959
   1,900,000   4.375%, 11/01/09...........       1,904,228
     325,000   5.750%, 02/15/07...........         338,986
               International Paper Co.
     125,000   4.250%, 01/15/09...........         125,458
     100,000   5.250%, 04/01/16...........          99,824
      95,000   5.500%, 01/15/14...........          98,136
      25,000   5.850%, 10/30/12...........          26,638
     150,000   6.750%, 09/01/11...........         168,170
               Iron Mountain, Inc.
     125,000   6.625%, 01/01/16...........         116,563
      75,000   7.750%, 01/15/15...........          76,125

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     75,000   8.250%, 07/01/11...........  $       77,344
     175,000   Isle of Capri Casinos, Inc.
               7.000%, 03/01/14...........         178,500
     175,000   ISP Chemco, Inc.
               10.250%, 07/01/11..........         197,750
      65,000   Ispat Inland ULC
               9.750%, 04/01/14...........          80,275
               iStar Financial, Inc. REIT
      20,000   4.875%, 01/15/09#..........          20,300
      20,000   5.125%, 04/01/11...........          20,213
      20,000   6.000%, 12/15/10...........          21,097
      25,000   Jefferies Group, Inc.
               5.500%, 03/15/16...........          24,853
      20,000   Jersey Central Power &
               Light
               5.625%, 05/01/16...........          20,898
               John Deere Capital Corp.
      20,000   3.900%, 01/15/08#..........          20,142
      15,000   4.500%, 08/22/07...........          15,346
     470,000   5.100%, 01/15/13...........         483,313
      75,000   5.125%, 10/19/06...........          77,236
     100,000   7.000%, 03/15/12#..........         115,296
     175,000   John Q Hammons Hotels
               LP/John Q Hammons Hotels
               Finance Corp. III
               8.875%, 05/15/12...........         197,750
               Jones Apparel Group, Inc.
      25,000   4.250%, 11/15/09(a)........          24,912
      25,000   5.125%, 11/15/14(a)........          24,780
      25,000   6.125%, 11/15/34(a)........          24,846
               JP Morgan Chase & Co.
      20,000   3.625%, 05/01/08...........          19,858
      20,000   3.800%, 10/02/09...........          19,728
     100,000   4.000%, 02/01/08#..........         100,663
     400,000   5.125%, 09/15/14...........         402,624
      30,000   5.250%, 05/01/15#..........          30,340

Principal
Amount                                          Value
----------------------------------------------------------
$  1,635,000   6.625%, 03/15/12...........  $    1,830,083
     300,000   6.750%, 02/01/11...........         337,022
               JP Morgan Chase & Co., Inc.
     500,000   0.0%,
               04/15/27-07/01/27(e).......          96,819
     300,000   6.000%, 01/15/09...........         320,791
     400,000   Kellogg Co.
               6.600%, 04/01/11...........         448,090
               Kerr-McGee Corp.
      20,000   5.875%, 09/15/06...........          20,750
      20,000   6.875%, 09/15/11...........          22,522
      30,000   6.950%, 07/01/24#..........          33,175
      20,000   7.875%, 09/15/31...........          24,493
     100,000   Kerzner International Ltd.
               8.875%, 08/15/11...........         109,250
     125,000   Key Energy Services, Inc.
               8.375%, 03/01/08...........         130,938
               KeyBank National
               Association
      50,000   5.800%, 07/01/14...........          52,954
     250,000   7.000%, 02/01/11...........         281,004
      50,000   Keycorp
               2.750%, 02/27/07...........          49,080
     200,000   KeySpan Corp.
               7.625%, 11/15/10#..........         234,805
      50,000   KFW -- Bankengruppe
               3.250%, 09/21/07...........          49,689
     225,000   KI Holdings, Inc.
               1.000%, 11/15/14(a)(c).....         144,000
      45,000   Kimberly-Clark Corp.
               5.625%, 02/15/12...........          48,411
               Kinder Morgan Energy
               Partners
      50,000   5.000%, 12/15/13#..........          49,963
      25,000   5.125%, 11/15/14...........          24,950
      85,000   6.750%, 03/15/11...........          94,897
               Kinder Morgan, Inc.
      40,000   6.500%, 09/01/12...........          43,967

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     20,000   7.250%, 03/01/28#..........  $       22,765
     250,000   Kinetek, Inc.
               10.750%, 11/15/06..........         244,375
               Kraft Foods, Inc.
      25,000   4.000%, 10/01/08...........          25,020
     100,000   4.625%, 11/01/06...........         102,062
      25,000   5.250%, 10/01/13...........          25,721
     150,000   5.625%, 11/01/11...........         158,841
   1,550,000   6.500%, 11/01/31...........       1,710,076
               Kroger Co.
     200,000   6.750%, 04/15/12...........         225,813
     100,000   6.800%, 12/15/18...........         113,482
     200,000   L-3 Communications Corp.
               7.625%, 06/15/12...........         219,500
     300,000   Landesbank Baden-
               Wuerttemberg/New York
               6.350%, 04/01/12...........         336,340
      30,000   Lear Corp.
               5.750%, 08/01/14(a)........          30,284
               Lehman Brothers Holdings,
               Inc.
     150,000   3.500%, 08/07/08#..........         148,224
     600,000   4.000%, 01/22/08...........         604,141
     300,000   7.000%, 02/01/08...........         327,776
      25,000   Lennar Corp.
               5.500%, 09/01/14(a)........          25,340
     200,000   Leslie's Poolmart, Inc.
               10.375%, 07/15/08..........         212,250
               Levi Strauss & Co.
      75,000   7.000%, 11/01/06...........          78,750
      70,000   11.625%, 01/15/08..........          73,500
               Liberty Media Corp.
      50,000   3.500%, 09/25/06...........          49,722
      40,000   3.750%, 02/15/30...........          26,850
     685,000   3.990%, 03/15/05(b)........         693,398
     100,000   8.250%, 02/01/30#..........         113,706

Principal
Amount                                          Value
----------------------------------------------------------
               Limited Brands
$     25,000   5.250%, 11/01/14#..........  $       24,771
      25,000   6.125%, 12/01/12...........          26,695
   1,125,000   6.950%, 03/01/33...........       1,223,846
      50,000   Lockheed Martin Corp.
               7.200%, 05/01/36...........          60,706
      25,000   Loews Cineplex
               Entertainment Corp.
               9.000%, 08/01/14(a)........          27,063
      25,000   Loews Corp.
               5.250%, 03/15/16...........          24,177
      50,000   Lowe's Cos., Inc.
               8.250%, 06/01/10#..........          59,960
     350,000   Lucent Technologies, Inc.
               6.450%, 03/15/29...........         316,750
               Lyondell Chemical Co.
      75,000   9.500%, 12/15/08...........          81,375
     100,000   11.125%, 07/15/12#.........         118,750
     130,000   Magnum Hunter Resources,
               Inc.
               9.600%, 03/15/12...........         147,550
     100,000   Mail Well I Corp.
               9.625%, 03/15/12#..........         109,750
      10,000   Marathon Oil Corp.
               6.125%, 03/15/12...........          10,896
               Marsh & McLennan Cos., Inc.
     100,000   3.625%, 02/15/08...........          96,985
      50,000   5.375%, 07/15/14#..........          48,853
               Marshall & Ilsley Bank
      25,000   4.125%, 09/04/07...........          25,478
      50,000   4.375%, 08/01/09...........          50,426
     150,000   5.000%, 01/17/17...........         148,962
      25,000   5.250%, 09/04/12...........          26,271
      50,000   Masco Corp.
               5.875%, 07/15/12#..........          53,585

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               May Department Stores Co.
$     50,000   4.800%, 07/15/09...........  $       50,841
      50,000   5.750%, 07/15/14#..........          51,384
      30,000   8.750%, 05/15/29...........          38,800
      25,000   MBIA, Inc.
               5.700%, 12/01/34...........          24,756
               MBNA America Bank
      30,000   4.625%, 08/03/09#..........          30,545
      30,000   7.125%, 11/15/12...........          34,125
               MBNA Corp.
   1,150,000   4.625%, 09/15/08...........       1,168,002
     100,000   6.125%, 03/01/13...........         107,173
      15,000   7.500%, 03/15/12...........          17,329
      20,000   McDonald's Corp.
               5.750%, 03/01/12...........          21,556
      50,000   MDC Holdings, Inc.
               5.375%, 12/15/14...........          49,751
               MeadWestvaco Corp.
      50,000   6.800%, 11/15/32#..........          54,657
     270,000   6.850%, 04/01/12#..........         305,281
     125,000   Mediacom Broadband LLC
               11.000%, 07/15/13..........         134,375
     125,000   Medical Device
               Manufacturing, Inc.
               10.000%, 07/15/12(a).......         134,688
     200,000   Mellon Bank NA
               4.750%, 12/15/14#..........         198,292
     150,000   Mellon Funding Corp.
               4.875%, 06/15/07...........         154,499
     125,000   MeriStar Hospitality Corp.
               9.125%, 01/15/11#..........         135,000
               Merrill Lynch & Co., Inc.
     295,000   3.375%, 09/14/07...........         293,164
     300,000   3.700%, 04/21/08...........         299,186
      25,000   4.000%, 11/15/07#..........          25,249
     100,000   4.125%, 09/10/09...........          99,932

Principal
Amount                                          Value
----------------------------------------------------------
$     50,000   5.000%, 02/03/14...........  $       50,179
     100,000   6.000%, 02/17/09...........         107,328
     300,000   6.875%, 11/15/18...........         346,228
               MetLife, Inc.
      50,000   5.250%, 12/01/06...........          51,600
      25,000   5.500%, 06/15/14#..........          25,939
      50,000   6.375%, 06/15/34...........          53,710
      15,000   Metropolitan Edison Co.
               4.875%, 04/01/14...........          14,799
     275,000   MGM Mirage, Inc.
               6.750%, 09/01/12...........         289,438
               MidAmerican Energy Co.
      15,000   4.650%, 10/01/14#..........          14,818
      50,000   6.750%, 12/30/31...........          58,156
               MidAmerican Energy Holdings
               Co.
      80,000   3.500%, 05/15/08...........          78,364
      50,000   5.000%, 02/15/14...........          49,504
     150,000   Millennium America, Inc.
               9.250%, 06/15/08...........         170,625
               Mirant Americas Generation
               LLC
     100,000   7.625%, 05/01/06(f)........         107,500
     125,000   9.125%, 05/01/31(f)........         130,313
               Morgan Stanley
     350,000   4.000%, 01/15/10...........         346,024
      75,000   4.750%, 04/01/14...........          73,081
     540,000   5.300%, 03/01/13...........         556,052
      25,000   5.800%, 04/01/07...........          26,209
     700,000   6.100%, 04/15/06...........         724,819
   2,300,000   6.600%, 04/01/12...........       2,565,229
      25,000   7.250%, 04/01/32...........          30,037
     125,000   Mueller Group, Inc.
               10.000%, 05/01/12..........         136,250
      25,000   Murphy Oil Corp.
               6.375%, 05/01/12...........          27,416

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     50,000   Muzak LLC/Muzak Finance
               Corp.
               10.000%, 02/15/09..........  $       46,563
   2,000,000   Nabisco, Inc.
               6.850%, 06/15/05...........       2,033,048
      10,000   Nabors Industries, Inc.
               5.375%, 08/15/12...........          10,452
               National City Bank
      25,000   3.300%, 05/15/07...........          24,961
      50,000   4.250%, 07/01/18...........          45,053
      25,000   National Fuel Gas Co.
               5.250%, 03/01/13...........          25,415
      75,000   National Mentor, Inc.
               9.625%, 12/01/12(a)........          79,688
               National Rural Utilities
               Cooperative Finance
      10,000   4.375%, 10/01/10#..........          10,068
      10,000   4.750%, 03/01/14...........          10,046
     200,000   6.000%, 05/15/06...........         207,164
     205,000   6.500%, 03/01/07...........         217,545
      30,000   7.250%, 03/01/12#..........          34,626
      70,000   8.000%, 03/01/32...........          91,343
   1,550,000   New England Telephone
               7.875%, 11/15/29...........       1,871,385
     150,000   Newark Group, Inc.
               9.750%, 03/15/14#..........         159,750
               Newell Rubbermaid, Inc.
      25,000   6.000%, 03/15/07#..........          26,237
      25,000   6.750%, 03/15/12...........          28,486
      25,000   News America Holdings
               8.000%, 10/17/16...........          30,487
               News America, Inc.
      25,000   6.200%, 12/15/34(a)........          25,338
     320,000   6.625%, 01/09/08#..........         345,362

Principal
Amount                                          Value
----------------------------------------------------------
               Nextel Communications, Inc.
$    125,000   6.875%, 10/31/13...........  $      135,625
     275,000   7.375%, 08/01/15...........         302,500
     250,000   Nextmedia Operating, Inc.
               10.750%, 07/01/11..........         280,000
   3,050,000   Niagara Mohawk Power Corp.
               7.750%, 05/15/06/08........       3,299,380
      50,000   Nisource Finance Corp.
               5.400%, 07/15/14...........          51,234
      75,000   NMHG Holding Co.
               10.000%, 05/15/09..........          82,875
      75,000   Nortek, Inc.
               8.500%, 09/01/14#(a).......          78,375
      75,000   Nortel Networks Ltd.
               6.125%, 02/15/06#..........          76,313
               Northrop Grumman Corp.
     230,000   4.079%, 11/16/06...........         232,324
     150,000   7.750%, 02/15/31...........         192,046
     350,000   NRG Energy, Inc.
               8.000%, 12/15/13(a)........         381,500
      30,000   Nucor Corp.
               4.875%, 10/01/12#..........          30,735
     100,000   Occidental Petroleum Corp.
               6.750%, 01/15/12...........         113,517
      20,000   Ocean Energy, Inc.
               4.375%, 10/01/07...........          20,292
     125,000   OMI Corp.
               7.625%, 12/01/13...........         133,750
               Oncor Electric Delivery Co.
     390,000   6.375%, 01/15/15...........         429,713
     160,000   7.000%,
               09/01/22-05/01/32..........         183,798
     125,000   Owens-Brockway Glass
               Container
               7.750%, 05/15/11...........         135,313

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$    125,000   Oxford Industries, Inc.
               8.875%, 06/01/11...........  $      134,219
      50,000   Pacific Bell
               7.125%, 03/15/26...........          56,730
               Pacific Gas & Electric Co.
     158,000   2.720%, 04/04/05(b)........         158,130
      15,000   3.600%, 03/01/09...........          14,751
      20,000   4.200%, 03/01/11...........          19,775
      25,000   4.800%, 03/01/14...........          24,912
     365,000   6.050%, 03/01/34...........         379,095
      25,000   Pactiv Corp.
               7.950%, 12/15/25#..........          30,749
      50,000   PanAmSat Corp.
               9.000%, 08/15/14(a)........          55,813
      50,000   Park Place Entertainment
               Corp.
               8.875%, 09/15/08...........          56,625
      50,000   Peco Energy Co.
               3.500%, 05/01/08...........          49,647
               Pemex Project Funding
               Master Trust
     100,000   7.375%, 12/15/14...........         111,150
     200,000   8.500%, 02/15/08#..........         225,500
     250,000   8.625%, 02/01/22...........         290,875
      10,000   PepsiAmericas, Inc.
               3.875%, 09/12/07...........           9,991
     100,000   Petco Animal Supplies, Inc.
               10.750%, 11/01/11..........         117,000
               Pfizer, Inc.
      25,000   2.500%, 03/15/07...........          24,489
      25,000   4.500%, 02/15/14...........          24,723
      25,000   PHH Corp.
               7.125%, 03/01/13...........          27,957
     125,000   Pinnacle Entertainment,
               Inc. 8.250%, 03/15/12......         132,813
     250,000   8.250%, 12/01/13(a)........         238,126

Principal
Amount                                          Value
----------------------------------------------------------
$  1,120,000   Pinnacle West Capital Corp.
               6.400%, 04/01/06...........  $    1,152,682
               Pioneer Natural Resources
               Co.
      20,000   5.875%, 07/15/16...........          20,894
      25,000   7.200%, 01/15/28...........          28,649
               Pitney Bowes, Inc.
      50,000   4.625%, 10/01/12...........          50,547
      25,000   4.750%, 05/15/18...........          24,253
      25,000   4.875%, 08/15/14...........          25,257
      25,000   Plains All American
               Pipeline
               LP/PAA Finance Corp.
               5.625%, 12/15/13...........          25,715
     150,000   Plains Exploration &
               Production Co.
               7.125%, 06/15/14#..........         163,500
     245,000   Plastipak Holdings, Inc.
               10.750%, 09/01/11..........         275,625
      75,000   Pliant Corp.
               11.125%, 09/01/09..........          81,750
      25,000   PNC Bank NA
               5.250%, 01/15/17...........          25,219
      25,000   Popular North America
               Capital Trust I
               6.564%, 09/15/34...........          26,317
               Popular North America, Inc.
     100,000   3.875%, 10/01/08...........          99,873
      25,000   4.700%, 06/30/09...........          25,491
      80,000   PPL Electric Utilities
               Corp.
               6.250%, 08/15/09...........          86,956
               PPL Energy Supply LLC
      25,000   5.400%, 08/15/14...........          25,645
     100,000   6.400%, 11/01/11...........         109,957
               Praxair, Inc.
      25,000   3.950%, 06/01/13#..........          23,756
      40,000   6.375%, 04/01/12#..........          44,657
      15,000   Principal Life Income
               Funding
               3.200%, 04/01/09...........          14,503

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Procter & Gamble Co.
$     25,000   4.750%, 06/15/07...........  $       25,724
      30,000   4.950%, 08/15/14...........          30,675
      25,000   5.800%, 08/15/34...........          26,429
     200,000   6.875%, 09/15/09...........         225,056
               Progress Energy, Inc.
      20,000   6.050%, 04/15/07...........          20,973
     150,000   6.750%, 03/01/06...........         155,648
      25,000   Progressive Corp.
               6.250%, 12/01/32...........          26,801
      30,000   Prologis REIT
               5.500%, 03/01/13...........          31,094
      15,000   Protective Life Secured
               Trust
               4.000%, 04/01/11...........          14,640
               Prudential Financial, Inc.
      20,000   3.750%, 05/01/08...........          19,886
      25,000   4.500%, 07/15/13...........          24,163
      50,000   5.100%, 09/20/14...........          50,240
      10,000   5.750%, 07/15/33#..........           9,944
               PSE&G Power LLC
      25,000   3.750%, 04/01/09...........          24,617
      20,000   5.000%, 04/01/14...........          19,857
      25,000   5.500%, 12/01/15...........          25,477
     150,000   7.750%, 04/15/11...........         174,900
     100,000   PSI Energy, Inc.
               5.000%, 09/15/13#..........         100,645
               Public Service Co. of
               Colorado
      50,000   4.375%, 10/01/08#..........          50,700
      35,000   7.875%, 10/01/12...........          42,397
               Public Service Electric &
               Gas Co.
      50,000   4.000%, 11/01/08...........          50,021
      25,000   5.000%, 08/15/14...........          25,309

Principal
Amount                                          Value
----------------------------------------------------------
               Pulte Homes, Inc.
$     30,000   4.875%, 07/15/09...........  $       30,404
      25,000   6.375%, 05/15/33...........          24,772
      20,000   7.875%, 06/15/32...........          23,590
     300,000   Qwest Corp.
               9.125%, 03/15/12(a)........         346,500
     175,000   Qwest Services Corp.
               14.000%, 12/15/10(a).......         210,438
               R.J. Reynolds Tobacco
               Holdings, Inc.
     680,000   7.750%, 05/15/06...........         710,600
   1,170,000   7.875%, 05/15/09...........       1,254,825
     200,000   Rabobank Capital Funding
               Trust
               5.254%, 12/29/49(a)(b).....         198,913
      20,000   Radian Group, Inc.
               5.625%, 02/15/13...........          20,726
     125,000   Radio One, Inc.
               8.875%, 07/01/11...........         136,094
     150,000   Radnor Holdings, Inc.
               11.000%, 03/15/10..........         128,625
               Raytheon Co.
     100,000   4.850%, 01/15/11...........         102,460
      80,000   5.375%, 04/01/13...........          83,341
      10,000   5.500%, 11/15/12...........          10,558
       4,000   6.000%, 12/15/10...........           4,328
      50,000   6.400%, 12/15/18...........          55,172
     400,000   6.750%, 08/15/07...........         430,923
               RBS Capital Trust I
      25,000   5.512%, 09/29/49#(b).......          25,555
     100,000   6.425%, 12/29/49(b)........         105,607
      10,000   Regency Centers LP
               6.750%, 01/15/12...........          11,158
      50,000   Regions Bank
               2.900%, 12/15/06...........          49,528

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     30,000   Regions Financial Corp.
               6.375%, 05/15/12...........  $       33,074
     275,000   Reliant Resources, Inc.
               9.500%, 07/15/13...........         312,469
      25,000   Republic Services, Inc.
               6.750%, 08/15/11...........          28,082
               Resolution Performance
               Products LLC/RPP Capital
               Corp.
     175,000   8.000%, 12/15/09...........         188,125
      75,000   9.500%, 04/15/10...........          81,188
     125,000   RH Donnelley Finance Corp.
               I
               10.875%, 12/15/12(a).......         148,438
      25,000   Rio Tinto Finance USA Ltd.
               2.625%, 09/30/08...........          23,971
     100,000   Royal KPN NV
               8.000%, 10/01/10...........         118,034
      60,000   Safeco Corp.
               4.875%, 02/01/10...........          61,434
               Safeway, Inc.
      50,000   4.950%, 08/16/10...........          50,898
   1,325,000   7.250%, 02/01/31#..........       1,518,742
     100,000   Saks, Inc.
               7.375%, 02/15/19...........          99,000
               Sara Lee Corp.
      25,000   6.125%, 11/01/32...........          27,248
      50,000   6.250%, 09/15/11...........          55,402
   1,000,000   SB Treasury Co. LLC
               9.400%, 12/29/49(a)(b).....       1,152,071
     200,000   SBA Telecommunications,
               Inc.
               9.750%, 12/15/11(c)........         168,500
     150,000   Sbarro, Inc.
               11.000%, 09/15/09#.........         151,500
               SBC Communications, Inc.
     150,000   4.125%, 09/15/09...........         149,726
     500,000   5.100%, 09/15/14...........         504,647

Principal
Amount                                          Value
----------------------------------------------------------
$     50,000   5.625%, 06/15/16...........  $       51,653
     500,000   5.750%, 05/02/06...........         516,031
      50,000   6.450%, 06/15/34...........          53,568
               Schering-Plough Corp.
      40,000   5.550%, 12/01/13...........          41,806
      30,000   6.750%, 12/01/33...........          33,769
      75,000   Scientific Games Corp.
               6.250%, 12/15/12(a)........          76,313
     125,000   Seagate Technology Holdings
               8.000%, 05/15/09#..........         135,000
     150,000   Sealy Mattress Co.
               8.250%, 06/15/14#..........         159,000
      50,000   Sempra Energy
               4.750%, 05/15/09...........          50,969
     100,000   Sequa Corp.
               9.000%, 08/01/09...........         112,750
     250,000   Simmons Bedding Co.
               10.000%, 12/15/14(a)(c)....         152,500
               Simon Property Group LP
               REIT
      50,000   4.875%, 03/18/10...........          50,940
      25,000   4.875%, 08/15/10(a)........          25,482
     100,000   6.375%, 11/15/07...........         106,689
     135,000   SITEL Corp.
               9.250%, 03/15/06...........         136,350
      75,000   Six Flags, Inc.
               9.750%, 04/15/13#..........          76,125
               SLM Corp.
     830,000   4.310%, 02/03/05(b)........         828,041
     200,000   5.375%, 05/15/14...........         206,546
      50,000   5.625%, 04/10/07...........          52,143
      60,000   Sonat, Inc.
               7.625%, 07/15/11...........          62,100
      50,000   South Carolina Electric &
               Gas
               5.300%, 05/15/33...........          48,541

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     40,000   Southern California Edison
               Co.
               6.000%, 01/15/34...........  $       42,496
      50,000   Southern California Gas Co.
               4.375%, 01/15/11...........          50,152
     100,000   Southern Co. Capital
               Funding, Inc.
               5.300%, 02/01/07...........         104,562
      60,000   Southern Natural Gas Co.
               8.000%, 03/01/32...........          65,475
      20,000   Southern Union Co.
               7.600%, 02/01/24...........          23,169
      25,000   SouthTrust Corp.
               5.800%, 06/15/14...........          26,474
      30,000   Southwest Airlines Co.
               5.496%, 11/01/06...........          30,892
      25,000   SpectraSite, Inc.
               8.250%, 05/15/10...........          26,688
               Sprint Capital Corp.
   1,880,000   6.000%, 01/15/07#..........       1,967,600
     100,000   6.875%, 11/15/28...........         109,479
   1,150,000   6.900%, 05/01/19...........       1,286,494
     100,000   7.125%, 01/30/06...........         104,012
     270,000   8.375%, 03/15/12#..........         328,898
      50,000   8.750%, 03/15/32...........          66,615
      50,000   St. Paul Cos.
               8.125%, 04/15/10...........          58,399
     175,000   Starwood Hotels & Resorts
               Worldwide
               7.875%, 05/01/12...........         199,938
     225,000   Stone Container Corp.
               9.750%, 02/01/11...........         246,375
     250,000   Stone Energy Corp.
               8.250%, 12/15/11...........         270,000
      50,000   Sumitomo Mitsui Banking
               Corp.
               8.000%, 06/15/12...........          59,791

Principal
Amount                                          Value
----------------------------------------------------------
               SunTrust Banks, Inc
$     50,000   5.450%, 12/01/17...........  $       51,292
     135,000   7.250%, 09/15/06...........         143,559
               SunTrust Banks, Inc.
      50,000   3.625%, 10/15/07...........          49,883
      25,000   4.000%, 10/15/08...........          25,230
      30,000   SUPERVALU, Inc.
               7.500%, 05/15/12...........          35,015
      75,000   Swift & Co.
               10.125%, 10/01/09..........          83,625
     150,000   Swift Energy Co.
               9.375%, 05/01/12...........         168,000
     400,000   Swiss Bank Corp. NY
               7.500%, 07/15/25...........         495,670
     125,000   Sybron Dental Specialties,
               Inc.
               8.125%, 06/15/12...........         136,250
               Target Corp.
     520,000   4.000%, 06/15/13#..........         500,800
      30,000   5.400%, 10/01/08...........          31,703
     200,000   5.500%, 04/01/07#..........         208,719
      50,000   7.000%, 07/15/31...........          60,922
   1,560,000   TCI Communications Finance
               9.650%, 03/31/27...........       1,804,212
               Tekni-Plex, Inc.
     150,000   8.750%, 11/15/13(a)........         149,250
      25,000   12.750%, 06/15/10#.........          23,750
     800,000   Tele-Communications-TCI
               Group
               7.875%, 08/01/13...........         959,194
      25,000   Temple-Inland, Inc.
               7.875%, 05/01/12...........          29,589
               Tenet Healthcare Corp.
      75,000   6.875%, 11/15/31...........          63,938
     490,000   7.375%, 02/01/13#..........         475,300
      25,000   9.875%, 07/01/14(a)........          27,250

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     10,000   Tennessee Gas Pipeline Co.
               8.375%, 06/15/32...........  $       11,275
     250,000   Terex Corp.
               10.375%, 04/01/11#.........         280,000
      25,000   Texaco Capital, Inc.
               9.750%, 03/15/20...........          37,379
      25,000   Texas Gas Transmission LLC
               4.600%, 06/01/15...........          23,863
               Textron Financial Corp.
   1,800,000   2.750%, 06/01/06...........       1,778,378
      80,000   6.000%, 11/20/09...........          87,007
      25,000   Textron, Inc.
               4.500%, 08/01/10...........          25,312
     100,000   The Mony Group, Inc.
               8.350%, 03/15/10...........         117,749
      10,000   Time Warner Entertainment
               Co. LP
               8.375%, 07/15/33...........          12,919
               Time Warner, Inc.
      80,000   6.875%, 05/01/12...........          91,108
     100,000   9.125%, 01/15/13#..........         128,554
     150,000   9.150%, 02/01/23...........         200,994
      75,000   Titan Corp.
               8.000%, 05/15/11...........          79,875
      25,000   Toyota Motor Credit Corp.
               5.500%, 12/15/08...........          26,482
     200,000   Transocean, Inc.
               6.625%, 04/15/11...........         223,604
      89,000   TRW Automotive, Inc.
               9.375%, 02/15/13...........         103,240
      50,000   TXU Corp.
               6.375%, 06/15/06...........          51,910
               TXU Energy Co. LLC
     130,000   2.838%, 01/14/05(a)(b).....         130,356
   1,000,000   7.000%, 03/15/13...........       1,116,851

Principal
Amount                                          Value
----------------------------------------------------------
               Tyson Foods, Inc.
$     20,000   7.250%, 10/01/06...........  $       21,204
      70,000   8.250%, 10/01/11...........          83,122
               Ubiquitel Operating Co.
     100,000   9.875%, 03/01/11(a)........         112,250
      25,000   9.875%, 03/01/11...........          28,063
     125,000   UFJ Bank Ltd.
               7.400%, 06/15/11...........         143,317
      50,000   Unilever Capital Corp.
               5.900%, 11/15/32...........          52,875
      15,000   Union Electric Co.
               5.100%, 10/01/19...........          14,896
      65,000   Union Oil Co. of California
               5.050%, 10/01/12...........          66,529
               Union Pacific Corp.
   1,025,000   3.625%, 06/01/10...........         986,350
      20,000   5.375%, 05/01/14#..........          20,718
   1,650,000   5.404%, 07/02/25...........       1,687,241
      10,000   6.500%, 04/15/12...........          11,138
     200,000   6.700%, 12/01/06...........         211,434
      50,000   Union Planters Bank NA
               5.125%, 06/15/07...........          52,070
      25,000   Union Planters Corp.
               4.375%, 12/01/10...........          24,955
      25,000   UnionBancal Corp.
               5.250%, 12/16/13...........          25,338
     225,000   United Industries Corp.
               9.875%, 04/01/09...........         235,406
               United Technologies Corp.
      50,000   4.875%, 11/01/06#..........          51,392
      50,000   7.500%, 09/15/29...........          63,735
               UnitedHealth Group, Inc.
      25,000   3.375%, 08/15/07...........          24,808
      10,000   3.750%, 02/10/09...........           9,839
   1,875,000   4.125%, 08/15/09#..........       1,873,764
      10,000   4.750%, 02/10/14...........           9,891

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     30,000   4.875%, 04/01/13...........  $       30,251
      50,000   5.000%, 08/15/14...........          50,301
               Univision Communications,
               Inc.
      50,000   2.875%, 10/15/06...........          49,338
      50,000   3.875%, 10/15/08...........          49,563
     300,000   US Bancorp
               3.125%, 03/15/08...........         294,741
               US Bank National
               Association
      10,000   3.750%, 02/06/09...........           9,901
     100,000   4.950%, 10/30/14...........         100,365
      50,000   6.300%, 02/04/14...........          55,446
     125,000   US Unwired, Inc.
               10.000%, 06/15/12..........         140,938
               Valero Energy Corp.
   1,260,000   4.750%, 06/15/13...........       1,244,688
     100,000   6.875%, 04/15/12...........         113,424
      85,000   7.500%, 04/15/32...........         102,525
      50,000   Valspar Corp.
               6.000%, 05/01/07...........          52,395
     100,000   Venetian Casino Resort LLC
               11.000%, 06/15/10..........         114,125
     100,000   Verizon Florida, Inc.
               6.125%, 01/15/13...........         106,431
               Verizon Global Funding
               Corp.
      50,000   4.000%, 01/15/08...........          50,415
     555,000   6.875%, 06/15/12#..........         633,550
     200,000   7.250%, 12/01/10...........         229,137
     200,000   7.750%, 12/01/30...........         248,665
     100,000   Verizon Maryland, Inc.
               6.125%, 03/01/12...........         107,705
      30,000   Verizon New England, Inc.
               6.500%, 09/15/11...........          33,001

Principal
Amount                                          Value
----------------------------------------------------------
$    245,000   Viacom, Inc.
               5.625%, 08/15/12#..........  $      262,065
     125,000   Vicar Operating, Inc.
               9.875%, 12/01/09...........         136,875
               Virginia Electric & Power
               Co.
     200,000   4.750%, 03/01/13...........         200,028
      25,000   5.375%, 02/01/07...........          25,896
     200,000   Vodafone Group PLC
               7.750%, 02/15/10...........         232,091
      50,000   Wachovia Bank National
               Association
               5.000%, 08/15/15#..........          50,161
               Wachovia Corp.
     350,000   3.500%, 08/15/08...........         346,499
      40,000   3.625%, 02/17/09...........          39,539
      30,000   4.875%, 02/15/14...........          29,900
      50,000   5.250%, 08/01/14...........          51,245
      50,000   7.500%, 04/15/35...........          62,869
               Wal-Mart Stores, Inc.
     350,000   4.125%, 02/15/11#..........         351,256
     100,000   4.550%, 05/01/13...........         100,938
     500,000   6.875%, 08/10/09...........         561,446
               Walt Disney Co.
     275,000   6.375%, 03/01/12...........         306,259
      15,000   7.000%, 03/01/32...........          17,583
     200,000   Warner-Lambert Co.
               6.000%, 01/15/08...........         213,738
     250,000   Washington Mutual Bank
               6.875%, 06/15/11...........         281,338
     200,000   Washington Mutual Financial
               Corp.
               6.250%, 05/15/06...........         206,968
               Washington Mutual, Inc.
      50,000   4.000%, 01/15/09#..........          49,850
      25,000   4.375%, 01/15/08...........          25,390

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
               Waste Management, Inc.
$     10,000   5.000%, 03/15/14#..........  $       10,073
     100,000   6.500%, 11/15/08...........         108,880
   1,480,000   7.000%, 07/15/28...........       1,669,288
     950,000   7.375%,
               08/01/10-05/15/29..........       1,113,172
      30,000   7.750%, 05/15/32...........          37,152
      20,000   Weingarten Realty
               Investments
               4.857%, 01/15/14...........          19,806
   1,175,000   Wellpoint Health Networks,
               Inc.
               6.375%, 01/15/12#..........       1,294,291
               WellPoint, Inc.
      50,000   3.750%, 12/14/07(a)........          49,974
     100,000   4.250%, 12/15/09(a)........          99,952
      75,000   5.000%, 12/15/14(a)........          74,764
      50,000   5.950%, 12/15/34(a)........          50,487
               Wells Fargo & Co.
     250,000   4.200%, 01/15/10...........         251,016
      15,000   4.625%, 04/15/14...........          14,807
     100,000   5.125%, 09/15/16...........         100,463
     600,000   5.900%, 05/21/06...........         621,871
      30,000   Wells Fargo Capital I
               7.960%, 12/15/26#..........          32,585
      81,000   Westlake Chemical Corp.
               8.750%, 07/15/11...........          91,530
               Weyerhaeuser Co.
     129,000   5.950%, 11/01/08...........         138,141
      13,000   6.125%, 03/15/07...........          13,688
      50,000   6.750%, 03/15/12...........          56,342
      30,000   7.375%, 03/15/32...........          35,575
               Williams Cos., Inc.
     150,000   7.625%, 07/15/19...........         165,000
   1,000,000   7.750%, 06/15/31#..........       1,047,500
     200,000   7.875%, 09/01/21...........         223,000
     165,000   8.750%, 03/15/32...........         189,544

Principal
Amount                                          Value
----------------------------------------------------------
$     30,000   Wisconsin Electric Power
               4.500%, 05/15/13...........  $       29,716
   1,315,000   WMC Financial USA Ltd.
               5.125%, 05/15/13...........       1,311,202
      10,000   World Savings Bank FSB
               4.500%, 06/15/09...........          10,136
   1,425,000   Wyeth
               5.500%,
               03/15/13-02/01/14..........       1,480,562
     100,000   XL Capital Europe PLC
               6.500%, 01/15/12...........         109,453
               XTO Energy, Inc.
      25,000   5.000%, 01/31/15(a)........          24,844
     100,000   6.250%, 04/15/13...........         109,440
     225,000   7.500%, 04/15/12...........         263,296
               Zions Bancorp.
      25,000   5.650%, 05/15/14...........          25,913
      25,000   6.000%, 09/15/15...........          26,650
                                            --------------
                                               191,438,879
                                            --------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $251,099,741).....................     259,947,082
                                            --------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 57.0%
FEDERAL HOME LOAN MORTGAGE CORP. -- 8.9%
               Federal Home Loan Mortgage
               Corp.
      25,000   1.850%, 03/03/06...........          24,658
      20,000   2.000%,
               02/28/06-04/12/06..........          19,746
     100,000   2.010%, 01/27/06...........          98,940
      50,000   2.150%, 02/17/06...........          49,511
      20,000   2.300%, 01/20/06...........          19,852
   1,000,000   2.375%, 02/15/07#..........         981,597
      30,000   2.400%, 03/29/07...........          29,419
      60,000   2.530%, 05/03/06...........          59,548
     200,000   2.625%, 07/21/06...........         198,417

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     50,000   2.700%, 03/16/07...........  $       49,371
   1,500,000   2.750%, 10/15/06...........       1,488,133
   1,000,000   2.750%, 03/15/08#..........         977,803
   2,500,000   2.810%, 02/02/06...........       2,494,090
     100,000   2.850%, 02/23/07...........          98,899
      15,000   2.875%, 09/18/07...........          14,801
     100,000   3.000%,
               03/28/07-/07/27/07.........          98,851
     100,000   3.050%, 01/19/07...........          99,576
     250,000   3.125%, 12/16/08...........         244,777
      60,000   3.375%, 08/23/07...........          59,644
      50,000   3.500%, 03/24/08...........          49,930
      40,000   3.550%, 11/15/07...........          40,065
     100,000   3.875%, 01/12/09...........          99,587
   1,000,000   4.000%, TBA................         977,188
     140,000   4.125%,
               11/18/09-02/24/11..........         138,647
     170,000   4.250%,
               05/04/09-05/22/13..........         168,452
     845,000   4.500%,
               11/15/11-04/02/14..........         850,623
   6,500,000   4.500%, TBA................       6,475,625
     150,000   4.750%, 10/11/12...........         149,813
   1,000,000   4.875%, 11/15/13...........       1,028,322
   1,555,852   5.000%,
               01/30/14-05/01/34..........       1,547,171
   9,619,407   5.000%,
               07/01/33-05/01/34..........       9,563,617
   1,625,000   5.125%,
               10/15/08-03/10/14..........       1,655,193
     100,000   5.200%, 03/05/19...........          98,870
     820,000   5.250%,
               01/15/06-12/01/14..........         837,302
   4,288,539   5.500%,
               07/15/06-09/01/34..........       4,400,959
  19,749,239   5.500%,
               04/01/16-05/01/34..........      20,121,778
   3,544,800   6.000%,
               06/15/11-09/01/28..........       3,734,346
   3,254,674   6.000%,
               05/01/16-03/01/34..........       3,374,991
     400,000   6.250%, 07/15/32...........         458,874
     335,785   6.500%,
               06/14/24-06/01/32..........         351,303
   4,615,343   6.500%, 05/01/29-TBA.......       4,843,684
   2,000,000   6.783%, 08/18/05...........       2,050,246

Principal
Amount                                          Value
----------------------------------------------------------
$  3,000,000   6.875%, 09/15/10...........  $    3,424,797
   1,281,596   7.000%,
               05/01/30-12/01/33..........       1,357,792
     754,933   7.000%,
               04/01/31-07/01/32..........         800,116
     256,398   7.500%,
               09/01/29-05/01/31..........         274,862
     226,163   7.500%,
               01/01/30-04/01/31..........         242,414
     368,562   8.000%,
               07/01/30-05/01/31..........         399,400
         418   8.000%, 07/01/30...........             453
                                            --------------
                                                76,624,053
                                            --------------
FEDERAL HOME LOAN PC -- 0.8%
               Federal Home Loan PC
   2,881,988   4.500%,
               12/01/18-06/01/19..........       2,874,234
   4,211,055   5.000%,
               02/01/19-/07/01/19.........       4,278,611
                                            --------------
                                                 7,152,845
                                            --------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 15.9%
               Federal National Mortgage
               Association
   2,500,000   2.000%, 01/15/06#..........       2,474,292
     230,000   2.710%, 01/30/07...........         227,401
      50,000   2.810%, 09/28/06...........          49,597
   1,500,000   3.000%, 08/15/07...........       1,485,126
     375,000   3.125%,
               07/15/06-03/16/09..........         371,724
     100,000   3.250%, 12/21/06...........          99,937
     540,000   3.375%,
               05/15/07-12/15/08..........         533,558
     950,616   3.460%, 06/25/43...........         947,375
     100,000   3.660%, 02/25/09...........          99,475
   2,056,276   3.750%,
               05/17/07-05/25/30..........       2,028,670
   3,210,511   4.000%, 05/01/19-TBA.......       3,134,988
   2,491,215   4.000%, 03/25/24...........       2,480,276
     200,000   4.150%, 09/10/09...........         199,669
      10,000   4.375%, 05/26/09...........          10,062
   6,655,955   4.500%,
               06/01/18-10/01/33..........       6,572,885
   8,340,929   4.500%, 10/01/18-TBA.......       8,326,897

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$     10,000   4.650%, 06/24/09...........  $       10,086
   3,225,000   4.710%, 09/25/43...........       3,241,669
  14,454,415   5.000%, 01/01/19-TBA.......      14,410,689
   6,101,732   5.000%,
               05/01/19-/03/01/34.........       6,127,890
   1,800,000   5.250%, 04/15/07...........       1,875,485
  10,332,628   5.500%,
               02/15/06-08/01/34..........      10,569,811
  29,287,522   5.500%, 01/01/18-TBA.......      29,970,072
  13,013,801   6.000%, 04/01/17-TBA.......      13,465,259
   5,005,177   6.000%,
               04/30/19-11/01/34..........       5,178,287
   5,400,000   6.250%, 02/01/11...........       5,920,101
   4,749,784   6.500%, 05/01/16-TBA.......       4,991,595
     145,264   6.500%,
               09/01/27-06/01/32..........         152,604
   3,000,000   6.625%, 09/15/09#..........       3,349,722
     100,000   6.625%, 11/15/30...........         119,166
      16,300   7.000%(b)..................         922,987
   1,151,710   7.000%,
               01/01/28-11/01/32..........       1,221,710
   3,454,892   7.000%, 04/01/32...........       3,662,520
     500,000   7.250%, 05/15/30#..........         639,263
     907,110   7.500%,
               10/01/15-03/01/31..........         970,151
     418,488   8.000%, 07/01/25...........         456,208
      30,311   8.500%, 12/01/26...........          33,329
      63,831   8.500%, 07/01/27...........          69,856
                                            --------------
                                               136,400,390
                                            --------------
FEDERAL FARM CREDIT BANK -- 0.0%
               Federal Farm Credit Bank
     100,000   3.000%, 04/15/08...........          98,567
     100,000   3.250%, 06/15/07...........          99,743
                                            --------------
                                                   198,310
                                            --------------

Principal
Amount                                          Value
----------------------------------------------------------
FEDERAL HOME LOAN BANK
  SYSTEM -- 0.5%
               Federal Home Loan Bank
               System
$  1,000,000   2.375%, 02/15/06...........  $      992,402
     100,000   2.625%, 02/16/07...........          98,452
      25,000   3.000%, 10/19/06...........          24,902
      60,000   3.200%, 11/29/06...........          59,929
   1,200,000   3.250%, 12/17/07...........       1,192,294
   1,290,000   3.625%, 11/14/08...........       1,286,205
     500,000   3.750%, 08/18/09...........         498,942
     500,000   4.500%, 09/16/13...........         503,369
      50,000   5.375%, 08/15/18...........          51,767
                                            --------------
                                                 4,708,262
                                            --------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 3.1%
               Government National
               Mortgage Association
   7,707,677   5.000%,
               07/15/33-02/15/34..........       7,723,193
   6,792,136   5.000%,
               08/15/33-11/15/33..........       6,806,797
     418,931   5.500%, 02/15/33...........         428,276
   2,448,190   5.500%,
               04/15/33-04/15/34..........       2,502,593
     700,778   6.000%,
               12/15/31-03/15/33..........         727,335
   3,425,650   6.000%, 01/15/32-TBA.......       3,549,813
     306,632   6.500%,
               08/15/28-10/15/31..........         323,390
   2,774,955   6.500%,
               06/15/31-11/15/32..........       2,923,691
     874,352   7.000%,
               01/15/23-04/15/29..........         932,981
     134,456   7.000%,
               04/15/23-07/15/23..........         143,650
     426,219   7.500%,
               10/15/22-09/15/29..........         460,037
     146,604   7.500%,
               04/15/23-03/15/29..........         158,205
      35,189   8.000%, 10/15/29...........          38,214
     102,242   8.000%,
               06/15/30-07/15/30..........         111,001
                                            --------------
                                                26,829,176
                                            --------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
TENNESSEE VALLEY
  AUTHORITY -- 0.00%
               Tennessee Valley Authority
$    100,000   6.150%, 01/15/38...........  $      111,932
      50,000   6.250%, 12/15/17...........          56,376
     100,000   6.750%, 11/01/25...........         119,220
                                            --------------
                                                   287,528
                                            --------------
U.S. TREASURY BONDS -- 3.8%
               United States Treasury
               Bonds
   2,790,000   5.250%,
               11/15/28-02/15/29..........       2,926,468
   5,805,000   5.375%, 02/15/31...........       6,277,109
   1,500,000   6.000%, 02/15/26...........       1,718,262
   2,320,000   6.125%, 11/15/27...........       2,436,126
   5,100,000   6.250%,
               08/15/23-05/15/30..........       6,034,136
   1,000,000   7.125%, 02/15/23...........       1,274,180
   3,900,000   7.250%,
               05/15/16-08/15/22..........       4,918,774
   3,850,000   8.125%,
               08/15/19-08/15/21..........       5,269,715
     150,000   10.375%, 11/15/12..........         178,840
     800,000   12.000%, 08/15/13..........       1,031,062
     400,000   13.250%, 05/15/14..........         555,812
                                            --------------
                                                32,620,484
                                            --------------
U.S. TREASURY NOTES  -- 20.6%
               United States Treasury
               Notes
     700,000   1.500%,
               07/31/05-03/31/06..........         694,381
   5,407,000   1.625%, 02/28/06...........       5,333,708
     235,000   1.875%, 01/31/06...........         232,742
   2,420,000   2.250%,
               04/30/06-02/15/07..........       2,380,084
     975,000   2.375%,
               08/15/06-08/31/06..........         965,640
   6,518,000   2.500%,
               05/31/06-09/30/06..........       6,462,852
  13,270,000   2.625%,
               11/15/06-03/15/09..........      13,046,383
   7,130,000   2.750%,
               06/30/06-08/15/07..........       7,106,537

Principal
Amount                                          Value
----------------------------------------------------------
$  3,230,000   2.875%, 11/30/06...........  $    3,219,906
  18,520,000   3.000%,
               12/31/06-11/15/07..........      18,421,534
     500,000   3.125%, 09/15/08...........         495,019
   3,000,000   3.250%,
               08/15/07-08/15/08..........       2,998,320
   6,610,000   3.375%,
               11/15/08-10/15/09..........       6,569,483
  23,960,000   3.500%,
               11/15/06-12/15/09..........      23,906,183
   4,315,000   3.625%, 07/15/09...........       4,327,475
  32,110,000   4.000%,
               06/15/09-02/15/14..........      32,128,002
  10,430,000   4.250%,
               08/15/13-11/15/14..........      10,474,661
   2,600,000   4.375%,
               05/15/07-08/15/12..........       2,664,788
     530,000   4.625%, 05/15/06...........         542,215
   1,710,000   4.750%,
               11/15/08-05/15/14..........       1,790,445
   2,435,000   4.875%, 02/15/12...........       2,573,681
  10,200,000   5.000%,
               02/15/11-08/15/11..........      10,858,223
   1,000,000   5.500%,
               02/15/08-05/15/09..........       1,073,554
   7,500,000   5.750%,
               11/15/05-08/15/10..........       7,729,864
   4,600,000   6.500%, 02/15/10...........       5,207,881
   1,000,000   6.875%, 05/15/06...........       1,052,930
   5,000,000   7.000%, 07/15/06...........       5,301,170
                                            --------------
                                               177,557,661
                                            --------------
U.S. TREASURY PRINCIPAL
  STRIP -- 3.4%
               United States Treasury
               Inflation Indexed Bonds
   4,070,340   0.875%, 04/15/10(g)........       4,030,748
     405,296   1.875%, 07/15/13#(g).......         416,916
     165,277   2.000%, 01/15/14(g)........         171,061
     658,177   2.000%, 07/15/14#(g).......         679,054
   2,015,034   2.375%, 01/15/25(g)........       2,154,749
   8,074,622   3.375%,
               01/15/07-01/15/12#(g)......       8,589,297
   7,186,748   3.625%, 04/15/28#(g).......       9,433,728

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
$  1,350,043   3.875%, 01/15/09#(g).......  $    1,513,155
   1,690,345   4.250%, 01/15/10#(g).......       1,960,735
                                            --------------
                                                28,949,443
                                            --------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $484,896,085).....................
                                               491,328,154
                                            --------------

   Shares
   ------
COMMON STOCKS -- 0.2%
COMPUTERS & INFORMATION -- 0.1%
         880   Globix Corp.(d)*...........               0
       5,784   NTL, Inc.*#................         422,001
                                            --------------
                                                   422,001
                                            --------------
MULTIMEDIA -- 0.0%
      20,205   UnitedGlobalCom, Inc.*#....         195,180
                                            --------------
TELECOMMUNICATIONS -- 0.1%
      13,803   Spectrasite, Inc.*#........         799,194
      10,002   Telewest Global, Inc.*.....         175,835
                                            --------------
                                                   975,029
                                            --------------
TOTAL COMMON STOCKS
  (Cost $1,049,721).......................       1,592,210
                                            --------------
PREFERRED STOCKS -- 0.0%
TELECOMMUNICATIONS -- 0.0%
         226   Alamosa Holdings, Inc.*....         211,762
                                            --------------
                                                   211,762
                                            --------------
TOTAL PREFERRED STOCKS
  (Cost $64,410)..........................         211,762
                                            --------------


   Shares                                       Value
----------------------------------------------------------
WARRANTS -- 0.0%
         115   American Tower Escrow
               Corp. .....................  $       26,507
                                            --------------
TOTAL WARRANTS
  (Cost $7,954)...........................          26,507
                                            --------------
 Principal
   Amount
 ---------
MUNICIPALS -- 0.0%
ILLINOIS -- 0.0%
               State of Illinois G.O.
$     50,000   4.950%, 06/01/23...........          48,701
      50,000   5.100%, 06/01/33...........          48,029
                                            --------------
                                                    96,730
                                            --------------
OREGON -- 0.0%
      50,000   Oregon School Boards
               Association, Rev. Bond
               (FSA)
               5.528%, 06/30/28...........          51,181
               State of Oregon G.O.
      50,000   5.762%, 06/01/23...........          52,848
     100,000   5.892%, 06/01/27...........         106,791
                                            --------------
                                                   210,820
                                            --------------
WISCONSIN -- 0.0%
      50,000   State of Wisconsin, Rev
               Bond, Ser. A (FSA)
               5.700%, 05/01/26...........          52,111
                                            --------------
TOTAL MUNICIPALS
  (Cost $334,499).........................         359,661
                                            --------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

Principal
Amount                                          Value
----------------------------------------------------------
PURCHASED OPTIONS -- 0.1%
CALL OPTIONS -- 0.1%
$         25   Eurodollar Futures Strike
               95.5
               Expires 03/19/05...........  $       69,531
          91   Eurodollar Futures Strike
               96
               Expires 03/19/05...........         149,581
          32   Eurodollar Futures Strike
               96
               Expires 06/13/05...........          66,000
          32   Eurodollar Futures Strike
               96.75
               Expires 03/14/05...........          27,800
                                            --------------
                                                   312,912
                                            --------------
PUT OPTIONS -- 0.0%
          20   Eurodollar Futures Strike
               97.5
               Expires 03/14/05...........          20,375
          67   Eurodollar Futures Strike
               97.75
               Expires, 03/14/05..........         109,713
                                            --------------
                                                   130,088
                                            --------------
TOTAL PURCHASED OPTIONS
  (Cost $415,035).........................         443,000
                                            --------------
SHORT-TERM
INVESTMENTS -- 34.1%
CASH EQUIVALENTS -- 0.1%
     505,000   Federal National Mortgage
               Association
               1.35%, 04/01/05(e)(h)......         502,513
                                            --------------
GOVERNMENT & AGENCY
  SECURITIES -- 0.0%
     390,000   United States Treasury
               Bills
               1.89%, 02/03/05(i).........         389,274
                                            --------------
COMMERCIAL PAPER -- 5.5%
   5,000,000   Barton Cap Corp.
               2.37%, 01/13/05(i).........       4,996,133
   5,000,000   Cafco LLC
               2.274%, 01/04/05(i)........       4,999,054

Principal
Amount
or Shares                                       Value
----------------------------------------------------------
$  6,075,000   DaimlerChrysler NA Holding
               Corp.
               2.460%, 01/13/05(i)........  $    6,070,018
   6,075,000   Four Winds Funding Corp.
               2.460%, 01/13/05(i)........       6,070,019
   9,120,000   Galleon Capital Corp.
               2.340%, 01/12/05(i)........       9,113,479
   7,995,000   Hannover Funding Co.
               2.360%, 01/13/05(i)........       7,988,711
   3,000,000   Mica Funding LLC
               2.350%, 01/12/05(i)........       2,997,846
   5,000,000   Yorktown Capital LLC
               2.34%, 01/19/05(i).........       4,994,150
                                            --------------
                                                47,229,410
                                            --------------
MUTUAL FUND  -- 1.4%
  11,967,604   Goldman Sachs Prime
               Obligations Fund
               2.050%, 12/31/30(i)(j).....      11,967,604
                                            --------------
COLLATERAL FOR SECURITIES ON
  LOAN --21.6%
 186,615,840   State Street Navigator
               Securities Lending Prime
               Portfolio
               2.200%(j)(k)(l)............     186,615,840
                                            --------------

REPURCHASE AGREEMENTS -- 5.5%

  47,200,000   Deutsche Bank Repurchase
               Agreement
               2.200%, 01/03/05(i)(m).....      47,200,000
                                            --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $293,904,641).....................     293,904,641
                                            --------------

TOTAL INVESTMENTS -- 127.0%
  (Cost $1,075,825,475)...................   1,094,599,383

Liabilities in excess of
other assets -- (27.0)%...................    (232,767,013)
                                            --------------

TOTAL NET ASSETS -- 100.0%................  $  861,832,370
                                            ==============

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

SECURITY ABBREVIATIONS:
FSA -- Financial Security Assurance Co.
G.O. -- General Obligation
REIT -- Real Estate Investment Trust
TBA -- Delayed Delivery Transaction (Total Cost $47,047,141).
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies or foreign governments and traded on an exchange in the U.S.

NOTES TO THE PORTFOLIO OF INVESTMENTS:
*    -- Non-income producing security.
#    -- Represents security, or portion thereof, on loan as of December 31,
        2004.
(a) -- 144A securities. Securities restricted for resale to Qualified Institutional Buyers.
(b) -- Indicates a variable rate security. The rate shown reflects the current interest rate in effect at December 31, 2004.
(c) -- Indicates a security with a step coupon. The security is issued with a zero coupon and steps to the stated coupon at a predetermined date and remains in effect until final maturity.
(d)  -- Represents a security which is fair-valued.
(e) -- Security is issued with a zero coupon. Income is recognized through the accretion of discount.
(f)  -- Security currently in default.
(g) -- Represents a Treasury Inflation-Protected Security (TIPS). The interest and redemption payments for TIPS are tied to inflation as measured by the Consumer Price Index.
(h) -- All or a portion of these securities have been pledged to cover collateral requirements for open futures.
(i) -- All or a portion of these securities have been pledged to cover collateral requirements for delayed delivery transactions.
(j)  -- Rate quoted represents the seven day yield of the Fund.
(k)  -- Indicates an affiliated issuer.
(l) -- Represents security purchased with cash collateral received for securities on loan.
(m) -- Repurchase agreement dated 12/31/04, due 1/3/05 with a repurchase value of $47,208,653. Collateralized by $48,270,000 Federal Home Loan Bank 2.375% due 4/5/06. The aggregate market value, including accrued interest, of the collateral was $48,144,565.

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2004 (continued)

FUTURES CONTRACTS:

                                                                                                                     Unrealized
  Number of                                                               Expiration    Notional      Notional     Appreciation/
  Contracts     Face Value              Underlying Securities                Date         Cost          Value      (Depreciation)
  ---------     -----------   ------------------------------------------  ----------   -----------   -----------   --------------
Long Position
--------------
      13          3,250,000   EuroDollar Futures                           Jun-2005    $ 3,145,478   $ 3,146,813     $   1,335
     335         83,750,000   EuroDollar Futures                           Sep-2005     81,153,963    80,910,875      (243,088)
      7           1,750,000   EuroDollar Futures                           Dec-2005      1,688,785     1,687,700        (1,085)
     154         38,500,000   EuroDollar Futures                           Mar-2005     37,516,083    37,381,575      (134,508)
     235         23,500,000   U.S. Treasury Note 5 Year Futures            Mar-2005     25,616,386    25,739,844       123,458
                                                                                                                     ---------
                                                                                                                      (253,887)
                                                                                                                     =========
Short Position
--------------
     102         10,200,000   U.S. Treasury Note 10 Year Futures           Mar-2005     11,442,490    11,417,625        24,865
      40          4,000,000   U.S. Treasury Bond Futures                   Mar-2005      4,474,480     4,500,000       (25,520)
                                                                                                                     ---------
                                                                                                                     $    (655)
                                                                                                                     =========

WRITTEN OPTIONS:

                                                                           Exercise    Expiration    Current
                        Description                           Contracts     Price        Month        Value
                        -----------                           ---------    --------    ----------    --------
Call Options:
 U.S. Treasury Notes 10 year Futures                             57          114        Feb.'05      $(13,359)
 U.S. Treasury Notes 10 year Futures                             25          116        Feb.'05        (1,172)
 U.S. Treasury Notes 10 year Futures                              6          113        Feb.'05        (3,000)
 U.S. Treasury Notes 10 year Futures                             11          114        May '05        (6,188)
 U.S. Treasury Notes 10 year Futures                              6          112        Jan.'05        (3,375)
Put Options:
 U.S. Treasury Notes 10 year Futures                             36          108        Feb.'05        (3,375)
 U.S. Treasury Notes 5 year Futures                              62          109        Feb.'05       (25,188)
 U.S. Treasury Bonds Futures                                      9          108        Feb.'05        (2,672)
                                                                                                     --------
 (premium received $170,425)                                                                         $(58,328)
                                                                                                     ========

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004

NOTE 1. ORGANIZATION
CitiStreet Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of four separate funds (each a "Fund", collectively the "Funds"): CitiStreet International Stock Fund ("International Stock Fund"), CitiStreet Small Company Stock Fund ("Small Company Stock Fund"), CitiStreet Large Company Stock Fund ("Large Company Stock Fund") and CitiStreet Diversified Bond Fund ("Diversified Bond Fund").

The Funds currently offer two classes of shares: I Shares and R Shares. Both the I Shares and R Shares are authorized to issue up to 100,000,000 shares at a par value of $.01 each. Expenses of the Funds are borne pro-rata by the holders of each class of shares, except for an administrative fee and a distribution fee of up to 0.10% and 0.25%, respectively, of the average daily net assets of the R Shares. Each class votes separately as a class only with respect to its own distribution plan (R Shares only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Funds (after satisfaction of any class-specific expenses) if the Funds were liquidated. In addition, the Company declares separate dividends on each class of shares. The R Shares commenced operations on October 1, 2002.

For each Fund, I Shares are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including sec.403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates. The R Shares are available only through qualified retirement plans (including sec.403(b) arrangements, as permitted by Treasury regulations), that require a fee from Fund assets to procure distribution and administrative services to plan participants.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A) SECURITIES VALUATION
Equity securities, options and futures contracts are valued based on market quotations. Equity securities traded on a national exchange, foreign exchange or over-the-counter markets are valued daily at the last sales price. Equity securities traded on the Nasdaq system are valued at their official closing price. If there was no sale on such day, the securities are valued at the mean between the most

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004 (continued)

A) SECURITIES VALUATION (CONTINUED)
recently quoted bid and asked prices. Debt securities with remaining maturities of more than 60 days are valued using an independent pricing service. Debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. The Funds value securities or assets without readily-available market quotations at fair value under their established procedures approved by the Board of Directors. A Fund may also use fair value pricing if it determines that the market quotation is not reliable. For example, a Fund may use fair value pricing for a foreign security if a significant event affecting its value occurs between the closing of the exchange and the time the Fund values its shares.

B) FINANCIAL INSTRUMENTS
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the equity and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amounts recognized in the statements of assets and liabilities.

C) FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in values resulting in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract. At December 31, 2004, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

D) OPTIONS
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004 (continued)

D) OPTIONS (CONTINUED)
realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received by a Fund for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

E) FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Diversified Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

F) REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with institutions that the Manager or the relevant subadvisor has determined are creditworthy wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with the custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004 (continued)

F) REPURCHASE AGREEMENTS (CONTINUED)
the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Funds do not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, including forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

H) DOLLAR ROLL TRANSACTIONS
The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as purchase and sales transactions. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. These transactions also present a risk from the potential inability of counterparties to meet their contractual obligations.

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004 (continued)

I) TAXES
It is the Company's policy to comply with the provisions of the Internal Revenue Code Subchapter M applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

J) DISTRIBUTIONS
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to permanent and temporary differences, primarily the deferral of losses due to wash sales. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gains.

K) SECURITIES TRANSACTIONS
Investment transactions are recorded based on the trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on securities, is recorded daily.

L) SECURITIES LENDING
The Funds may lend their securities to qualified brokers. The Company and the Board of Directors closely monitor the credit quality of the qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan including accrued income. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compensation for lending their securities which is included in net investment income on the Statements of Operations (see Note 3).

M) ALLOCATION OF OPERATING ACTIVITY
Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Administration Service fees and distribution fees, which are directly attributable to the R Shares, are charged to the R Shares operations.

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004 (continued)

N) RECLASSIFICATIONS
Certain amounts in the prior period have been reclassified to conform to the current period presentation.

NOTE 3. MANAGEMENT, SUBADVISORY AND TRANSACTIONS WITH AFFILIATES
The Company has entered into a management agreement with CitiStreet Funds Management LLC ("CFM"), pursuant to which CFM manages the investment operations of the Company and administers the Company's affairs. Each Fund pays CFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. The Company and CFM have entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. CFM supervises the subadvisors' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. CFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays its respective subadvisor(s) directly.

CFM's management fees for the year ended December 31, 2004 were $5,792,753. During the year ended December 31, 2004, the Funds also paid $6,824,753 to the subadvisors.

Each Fund pays its subadvisor a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor.

FUND & SUBADVISOR                                                                      SUBADVISOR'S FEE
-----------------------------------------------------------       -----------------------------------------------------------
International Stock Fund
- Bank of Ireland Asset Management (U.S.) Limited                 -   0.45% for first $50 million in assets, plus
                                                                  -   0.40% for next $50 million in assets, plus
                                                                  -   0.30% for assets over $100 million

- Citigroup Asset Management Limited(#)                           -   0.55% for first $50 million in assets, plus
                                                                  -   0.50% for next $50 million in assets, plus
                                                                  -   0.45% for assets over $100 million

- SSgA Funds Management, Inc.(#)                                  -   0.55% for first $50 million in assets, plus
                                                                  -   0.50% for next $50 million in assets, plus
                                                                  -   0.45% for assets over $100 million

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004 (continued)

FUND & SUBADVISOR                                                                      SUBADVISOR'S FEE
-----------------------------------------------------------       -----------------------------------------------------------
Small Company Stock Fund
- TCW Investment Management Company                               -   0.50% for first $50 million in assets, plus
                                                                  -   0.45% for next $50 million in assets, plus
                                                                  -   0.40% for assets over $100 million

- Travelers Investment Management Company(#)                      -   0.50% of assets

- SSgA Funds Management, Inc.(#)                                  -   0.08% for first $50 million in assets, plus
                                                                  -   0.06% for next $50 million in assets, plus
                                                                  -   0.04% for assets over $100 million (minimum $50,000 on
                                                                      an annualized basis)

Large Company Stock Fund
- Smith Barney Fund Management LLC(#)                             -   0.45% for first $45 million in assets, plus
                                                                  -   0.35% for assets over $45 million

- SSgA Funds Management, Inc.(#)                                  -   0.05% for first $50 million in assets, plus
                                                                  -   0.04% for next $50 million in assets, plus
                                                                  -   0.02% for assets over $100 million (minimum $50,000 on
                                                                      an annualized basis)

- Wellington Management Company LLP                               -   0.45% of assets

Diversified Bond Fund
- Salomon Brothers Asset Management Inc.(#)                       -   0.35% for first $50 million in assets, plus
                                                                  -   0.30% for next $50 million in assets, plus
                                                                  -   0.25% for assets over $100 million

- SSgA Funds Management, Inc.(#)                                  -   0.05% in assets

- Western Asset Management Company                                -   0.25% for first $250 million in assets, plus
                                                                  -   0.15% for assets over $250 million

# -- subadvisor is an affiliate of CFM.

For the year ended December 31, 2004 CFM's affiliated subadvisors, Citigroup Asset Management, Salomon Brothers Asset Management, Inc., Smith Barney Fund Management LLC, SSgA Funds Management, Inc. and Travelers Investment Management Company earned $742,301, $741,901, $848,529, $1,018,226, $651,581, respectively, in subadvisory fees from the Funds.

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004 (continued)

The Company has entered into an administrative agreement with CFM pursuant to which CFM is responsible for recordkeeping, subaccounting and other administrative services for R Shares shareholders. CFM receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the R Shares for such services to investors in the R Shares. CFM does not currently charge an administrative service fee to investors in the I Shares.

The Company has entered into a distribution and shareholder service agreement with CitiStreet Equities LLC, the Funds' distributor and an affiliate of CFM, pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan of Distribution, the R shares of each Fund may pay CitiStreet Equities LLC an annual rate of up to 0.25% of the average daily net assets of the R Shares as compensation for distribution and shareholder services.

State Street Bank & Trust Company ("State Street"), an affiliate of CFM, is the custodian of the assets and the accounting services agent for the Funds. In that capacity, State Street has agreed to provide custodial and accounting services to, and keep the accounts and records of, the Company. For the year ended December, 31, 2004 State Street has been compensated by the Funds $1,391,755 for these services. State Street also assists CFM in providing certain administrative services for the Company, for which CFM and not the Company, reimbursed State Street.

Boston Financial Data Services ("BFDS"), an affiliate of CFM, serves as the Company's transfer agent and dividend disbursing agent. For the year ended December 31, 2004 the Company paid BFDS $108,763 for these services.

State Street Global Securities Lending ("SSGL"), an affiliate of CFM, serves as the securities lending agent for the Company. SSGL receives compensation as the Company's lending agent and pays the Funds a fee in return for the lending of their securities to qualified counterparties. For the year ended December 31, 2004, SSGL received compensation and the Funds earned income as follows:

                                                              Compensation   Income Earned
                                                              ------------   -------------
International Stock Fund....................................    $337,396       $340,967
Small Company Stock Fund....................................     163,097        162,826
Large Company Stock Fund....................................          --             --
Diversified Bond Fund.......................................     204,937        194,110

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004 (continued)

At December 31, 2004, the Funds market value of securities on loan and value of collateral received for securities loaned was as follows:

                                                               Market Value of
                                                              Loaned Securities   Collateral Value
                                                              -----------------   ----------------
International Stock Fund....................................    $ 87,709,073        $ 92,572,948
Small Company Stock Fund....................................      92,381,187          95,248,719
Large Company Stock Fund....................................              --                  --
Diversified Bond Fund.......................................     183,236,661         186,615,840

The Large Company and International Stock Funds paid brokerage commissions to affiliated broker/ dealers for portfolio transactions executed on behalf of the Funds. For the year ended December 31, 2004, Large Company Stock Fund paid commissions to Citigroup Global Markets and State Street Brokerage Services of $11,507 and $249, respectively. International Stock Fund paid Citigroup Global Markets $741, for the year ended December 31, 2004.

NOTE 4. BROKERAGE RECAPTURE ARRANGEMENTS
The International Stock Fund, Small Company Stock Fund and Large Company Stock Fund have entered into brokerage recapture arrangement with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. In no event would a Fund pay increased commissions or receive inferior execution of transaction for executing transaction with these certain broker/dealers.

Under these arrangements for the year ended December 31, 2004, broker-dealers paid custodian expenses for the International Stock Fund, the Small Company Stock Fund and the Large Company Stock Fund of $26,710, $7,386 and $116,087, respectively.

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004 (continued)

NOTE 5. SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 2004 were:

                                                           International   Small Company   Large Company    Diversified
                                                            Stock Fund      Stock Fund      Stock Fund       Bond Fund
                                                           -------------   -------------   -------------   --------------
Purchases
 U.S. Government.........................................  $         --    $  2,986,055    $         --    $  992,845,828
 Non-U.S. Government.....................................   222,834,292     214,559,975     315,825,306       173,063,723
                                                           ------------    ------------    ------------    --------------
 Total...................................................   222,834,292     217,546,030     315,825,306     1,165,909,551
                                                           ============    ============    ============    ==============
Sales
 U.S. Government.........................................  $         --    $  2,500,000    $         --    $  826,530,334
 Non-U.S. Government.....................................   209,724,627     207,974,964     258,438,341       102,789,314
                                                           ------------    ------------    ------------    --------------
 Total...................................................   209,724,627     210,474,964     258,438,341       929,319,648
                                                           ============    ============    ============    ==============

At December 31, 2004, the cost of securities for federal income tax purposes and the unrealized appreciation of investments for federal income tax purposes for each Fund were as follows:

                                                           International   Small Company   Large Company    Diversified
                                                            Stock Fund      Stock Fund      Stock Fund       Bond Fund
                                                           -------------   -------------   -------------   --------------
Federal Income Tax Cost..................................  $499,192,835    $446,967,658    $710,506,005    $1,076,137,883
                                                           ============    ============    ============    ==============
Gross Unrealized Appreciation............................  $ 90,829,432    $106,793,937    $112,641,299    $   22,034,642
Gross Unrealized Depreciation............................  $ (3,518,331)   $(17,752,248)   $(44,230,303)   $   (3,573,142)
                                                           ------------    ------------    ------------    --------------
Net Unrealized Appreciation..............................  $ 87,311,101    $ 89,041,689    $ 68,410,996    $   18,461,500
                                                           ============    ============    ============    ==============

NOTE 6. WRITTEN OPTIONS
The Diversified Bond Fund's activity in written options during the year ended December 31, 2004 was as follows:

                                                              Number of
                                                               Options     Premiums
                                                              ---------   ----------
Options Outstanding at December 31, 2003....................      135     $  105,669
 Options Written............................................    1,617      1,158,353
 Options Canceled in Closing Transactions...................     (755)      (599,646)
 Options Expired............................................     (785)      (493,951)
                                                                -----     ----------
Options Outstanding at December 31, 2004....................      212     $  170,425
                                                                =====     ==========

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004 (continued)

NOTE 7. DELAYED DELIVERY TRANSACTIONS
The Diversified Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

NOTE 8. RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Subsequently, securities of some foreign issuers may be less liquid and more volatile than domestic issuers due to political and economic instability and lenient governmental supervision and regulation.

NOTE 9. FEDERAL INCOME TAXES
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 2004 which is available to offset future capital gains, if any.

                               Capital Loss Carryforward   Expiration Date
                               -------------------------   ---------------
International Stock Fund.....        $ (34,710,100)               2010
                                       (36,604,478)               2011
                                     -------------
                                       (71,314,578)                 --
                                     =============
Large Company Stock Fund.....        $ (38,187,584)               2009
                                       (54,462,464)               2010
                                     $  (8,067,838)               2011
                                     -------------
                                     $(100,717,886)
                                     =============
Diversified Bond Fund........        $  (9,549,547)               2009
                                     -------------
                                     $  (9,549,547)
                                     =============

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004 (continued)

The tax character of distributions paid during 2004 was as follows:

                                              International   Small Company   Large Company   Diversified
                                               Stock Fund      Stock Fund      Stock Fund      Bond Fund
                                              -------------   -------------   -------------   -----------
Distributions paid from:
Ordinary income.............................   $6,018,394       $428,457       $5,872,057     $27,184,924
Long-term capital gain......................           --             --               --              --
                                               ----------       --------       ----------     -----------
                                                6,018,394        428,457        5,872,057      27,184,924

The tax character of distributions paid during 2003 was as follows:

                                                      International   Small Company   Large Company   Diversified
                                                       Stock Fund      Stock Fund      Stock Fund      Bond Fund
                                                      -------------   -------------   -------------   -----------
Distributions paid from:
Ordinary income.....................................   $2,825,866       $394,547       $3,839,599     $27,703,992
Long-term capital gain..............................           --             --               --              --
                                                       ----------       --------       ----------     -----------
                                                        2,825,866        394,547        3,839,599      27,703,992

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                      International   Small Company   Large Company   Diversified
                                                       Stock Fund      Stock Fund      Stock Fund      Bond Fund
                                                      -------------   -------------   -------------   -----------
Undistributed ordinary income.......................  $  6,781,373    $    496,383    $  9,048,853    $30,484,435
Undistributed long-term gains.......................             0      19,329,993               0              0
Unrealized appreciation (depreciation)..............    87,357,077      89,041,661      68,411,082     18,382,446
Capital Loss Carryforward...........................   (71,314,578)             --    (100,717,886)    (9,549,547)
                                                      ------------    ------------    -------------   -----------
                                                        22,823,872     108,868,037     (23,257,951)    39,317,334
                                                      ============    ============    =============   ===========

The differences between book and tax basis are attributable primarily to the tax deferral of losses on wash sales.

NOTE 10. SUBSEQUENT EVENT
At a February 11, 2005 meeting, the Board of Directors of the Company approved a proposal from CFM to retain Oechsle International Advisors LLC and Alliance Capital Management L.P. as subadvisers to the International Stock Fund to replace Bank of Ireland Asset Management (U.S.) Limited and Citigroup Asset Management Limited. At that same meeting, the Board of Directors approved a proposal from CFM to retain Babson Capital Management LLC as a subadviser to the Small Company Stock Fund to replace Travelers Investment Management Company.

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2004 (continued)

Tax Information (Unaudited)

For the year ended December 31, 2004, the International Stock Fund elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes to their shareholders. Gross foreign source Income and foreign taxes passed through with respect to this election are $9,518,999 ($0.27 per share) and $1,286,614 ($0.04 per share), respectively

Of the distributions made by the Funds for the year ended December 31, 2004, the percentages which will qualify for the dividends received deduction available to corporate shareholders for the International Stock Fund, the Small Company Stock Fund, the Large Company Stock Fund, and the Diversified Bond Fund are 0%, 100%, 100% and 0%, respectively.

Report of Independent Registered Public Accounting Firm
CitiStreet Funds, Inc.

The Board of Directors and Shareholders CitiStreet Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund, Portfolios of CitiStreet Funds, Inc. (the Company), as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ KPMG LLP

Boston, Massachusetts
February 16, 2005

                ADDITIONAL REPORTS AND PROXY VOTING (UNAUDITED)

        The CitiStreet Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q reports for the CitiStreet Funds are available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may obtained by calling 1-800-SEC-0330.

        The policies and procedures that the CitiStreet Funds use to determine how to vote proxies relating to portfolio securities, plus information regarding how the CitiStreet Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are both available without charge, upon request by calling toll free 1-800-242-7884 or on the SEC's website at http://www.sec.gov.

DIRECTORS AND OFFICERS (UNAUDITED)
The following table lists the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by writing Citistreet Funds at Two Tower Center, East Brunswick, NJ 08816 or calling toll free 1-800-242-7884.

Interested Directors

                                                                                     NUMBER OF
                                           TERM OF                                 PORTFOLIOS IN
                                          OFFICE AND                                   FUND            OTHER
                            POSITION(S)   LENGTH OF                                   COMPLEX      DIRECTORSHIPS
                             HELD WITH       TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME, ADDRESS, AND AGE         FUND        SERVED**       DURING PAST 5 YEARS        DIRECTOR        DIRECTOR
--------------------------  -----------   ----------   --------------------------  -------------   -------------
Robert C. Dughi*            Chairman of   11 years     Through January 2005,           Four            None
400 Atrium Drive            the Board                  Chairman of the Board and
Somerset, NJ 08873                                     Chief Executive Officer,
Age: 57                                                CitiStreet Retirement
                                                       Services LLC and various
                                                       affiliates. Also through
                                                       January 2005, Chairman of
                                                       the Board and President of
                                                       CitiStreet Financial
                                                       Services LLC and the
                                                       Manager.

Independent Directors

                                                                                     NUMBER OF
                                           TERM OF                                 PORTFOLIOS IN
                                          OFFICE AND                                   FUND            OTHER
                            POSITION(S)   LENGTH OF                                   COMPLEX      DIRECTORSHIPS
                             HELD WITH       TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME, ADDRESS, AND AGE         FUND        SERVED**       DURING PAST 5 YEARS        DIRECTOR         DIRECTOR
--------------------------  -----------   ----------   --------------------------  -------------   --------------
Linda Walker Bynoe          Director      11 years     President and Chief             Four        Director,
c/o CitiStreet                                         Executive Officer,                          Angelo &
400 Atrium Drive                                       Telemat, Ltd.                               Maxie's, Inc.;
Somerset, NJ 08873                                     (consulting).                               Director,
Age: 52                                                                                            Dynegy Inc.;
                                                                                                   Director,
                                                                                                   Simon Property
                                                                                                   Group, Inc.

Jane DiRenzo Pigott         Director      11 years     Managing Director,              Four        None
c/o CitiStreet                                         (consulting) R3 Group LLC
400 Atrium Drive                                       and its predecessors;
Somerset, NJ 08873                                     Prior to February 2002,
Age: 47                                                Partner and Chairperson of
                                                       the Environmental Law
                                                       Department, Winston &
                                                       Strawn (law firm).

John G. Beam, Jr.           Director      11 years     Chairman of the Board,          Four        None
c/o CitiStreet                                         Acordia of Kentucky, Inc.
400 Atrium Drive                                       (insurance).
Somerset, NJ 08873
Age: 57

Nicholas D. Yatrakis        Director      11 years     Physician in private            Four        None
c/o CitiStreet                                         practice.
400 Atrium Drive
Somerset, NJ 08873
Age: 57

Steven I. Weinstein         Director      11 years     From May 2001 to October        Four        None
c/o CitiStreet                                         2004, Vice President and
400 Atrium Drive                                       Deputy General Counsel,
Somerset, NJ 08873                                     Foster Wheeler Ltd. From
Age: 59                                                April 1999 to May 2001,
                                                       Vice President and Deputy
                                                       General Counsel, Foster
                                                       Wheeler Corporation; prior
                                                       to April 1999, Deputy
                                                       General Counsel, Foster
                                                       Wheeler Corporation.

Principal Officers who are Not Directors

                                           TERM OF
                                          OFFICE AND                                 NUMBER OF
                            POSITION(S)   LENGTH OF                                PORTFOLIOS IN
                             HELD WITH       TIME       PRINCIPAL OCCUPATION(S)        FUND            OTHER
NAME, ADDRESS, AND AGE         FUND        SERVED**       DURING PAST 5 YEARS         COMPLEX      DIRECTORSHIPS
--------------------------  -----------   ----------   --------------------------  -------------   -------------
Paul S. Feinberg            President     11 years     Executive Vice President        Four            None
400 Atrium Drive                                       and General Counsel,
Somerset, NJ 08873                                     CitiStreet Retirement
Age: 62                                                Services LLC. Also, Senior
                                                       Vice President and General
                                                       Counsel of CFS, the
                                                       Manager and various
                                                       affiliates.
Matthew Riordan             Treasurer,      1 year     Senior Vice President,          Four            None
400 Atrium Drive            Chief                      Controller and Treasurer,
Somerset, NJ 08873          Financial                  CitiStreet Retirement
Age: 39                     Officer and                Services LLC. Also, Senior
                            Chief                      Vice President, Controller
                            Accounting                 and Treasurer of CFS, the
                            Officer                    Manager and various
                                                       affiliates. Prior to June
                                                       2004, Vice President,
                                                       Finance, Merrill Lynch &
                                                       Co.
Lori M. Renzulli            Secretary      7 years     Vice President and              Four            None
400 Atrium Drive                                       Counsel, CitiStreet
Somerset, NJ 08873                                     Retirement Services LLC
Age: 39                                                and various affiliates.

---------------

 * Mr. Dughi is an interested director because he is an employee of the Company's investment adviser and its affiliates.
** There is no set term of office for the Company's directors and officers. The table lists the number of years the person has served the Company in the listed capacity.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                                      [THE
                                 CITISTREET(SM)
                                  FUNDS LOGO]

                                [GLOBE GRAPHIC]

            (C) Copyright 1993-2005 CitiStreet Funds Management LLC

  This annual report must be preceded or accompanied by the prospectus for the
                                CitiStreet Funds
        for individuals that are not current shareholders of the Funds.

ITEM 2.     Code of Ethics

            As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant's principal executive officers and principal financial and accounting officer (the "Code"). The Code was approved by the registrant's board of directors on November 14, 2003. During the period covered by the report, there was no amendment to the Code or any waivers granted from its provisions. A copy of the Code is filed with this report as an exhibit.

ITEM 3.     Audit Committee Financial Expert

            Linda Walker Bynoe, who was the registrant's "audit committee financial expert" as defined in Item 3 of Form N-CSR, resigned from the Board of Directors effective February 28, 2005. Because the registrant has not yet found a replacement for Ms. Bynoe, the registrant's board of directors currently has no "audit committee financial expert." However, the registrant's board of directors is considering adding a director with the requisite experience.

ITEM 4.     Principal Accountant Fees and Services

(a)-(d) The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant's principal accountant, KPMG, LLP ("KPMG").

                                                    2003                  2004
                                                    ----                  ----
            Audit Fees*                           $ 86,000              $115,000
            Audit-Related Fees                           0                     0
            Tax Fees**                            $ 16,000              $ 17,000
            All Other Fees                               0                     0

             *Audit fees include all services related to the audit of the financial statements, including review of the registration statement and the issuance of related consents.

            **Tax fees include review of the registrant's tax filings.

(e)(1) The registrant's Audit Committee Charter provides that the Audit Committee has the duty and power to pre-approve audit and non-audit services provided by the independent accountant as required by law; provided, however, that the Chairperson of the Audit Committee shall have the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting.

(e)(2) No services in 2003 or 2004 were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)         Not applicable.

(g) The following chart shows the aggregate non-audit fees billed by KPMG for services rendered to the registrant and rendered to registrant's investment adviser, CitiStreet Funds Management LLC, and any entity controlling, controlled by, or under common control with CitiStreet Funds Management LLC that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

                                                          2003              2004
                                                          ----              ----
            Non-Audit Fees                                  0                 0

(h)         Not applicable.

ITEM 5.     Audit Committee of Listed Registrants

            Not applicable.

ITEM 6.     Schedule of Investments

            Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

            Not applicable.

ITEM 8.     Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable.

ITEM 9 Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

            Not applicable.

ITEM 10     Submission of Matters to a Vote of Security Holders

            Not applicable.

ITEM 11.    Controls and Procedures

(a) Within the 90-day period prior to the filing date of this report, the registrant's chief executive and financial officers evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940). Based upon that evaluation, the registrant's chief executive and financial officers concluded that the registrant's disclosure controls and procedures are functioning effectively to provide reasonable assurance that the registrant can meet its obligations to disclose in a timely manner material information required to be included in the registrant's reports on Form N-CSR.

(b) There have been no significant changes in the registrant's internal control over financial reporting or in other factors which could significantly affect internal control over financial reporting subsequent to the date the chief executive and financial officers carried out their evaluation.

ITEM 12.    Exhibits

(a)(1)      Code of ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b) Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         CitiStreet Funds, Inc.

Date: March 8, 2005                      By:   /s/ Paul S. Feinberg
                                               ---------------------
                                               Paul S. Feinberg
                                               President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 8, 2005                      By:   /s/ Robert C. Dughi
                                               ---------------------
                                               Robert C. Dughi
                                               Chairman of the Board

Date: March 8, 2005                      By:   /s/ Paul S. Feinberg
                                               ---------------------
                                               Paul S. Feinberg
                                               President

Date: March 8, 2005                      By:   /s/ Matthew Riordan
                                               ---------------------
                                               Matthew Riordan
                                               Treasurer and Chief
                                               Financial Officer

                                  EXHIBIT LIST

(a)(1)      Code of ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b) Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.